UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant: Vanguard World Fund

Address of Registrant:

 P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

 Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2013 – August 31, 2014

Item 1: Reports to Shareholders

Annual Report | August 31, 2014

Vanguard U.S. Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors' Report.	9
Fund Profile.	14
Performance Summary.	16
Financial Statements.	18
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014

Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	26.29%
Admiral™ Shares	26.44
Russell 1000 Growth Index	26.29
Large-Cap Growth Funds Average	25.10
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$24.67	$31.03	$0.111	$0.000
Admiral Shares	63.91	80.37	0.390	0.000

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2014, Vanguard U.S. Growth Fund delivered its best fiscal-year result in 14 years, returning about 26%.

The fund was in line with its benchmark, the Russell 1000 Growth Index, and ahead of the average return of its large-capitalization peers.

The fund invests in the stocks of large companies with the potential for above-average sales and profit growth. Increased demand for large-caps during the period helped it surpass the broader U.S. stock market, which consists of both large- and small-cap stocks.

Please note that in May 2014, the Delaware Investments Fund Advisers team responsible for managing a portion of the fund formed a new firm named Jackson Square Partners, LLC. The portfolio managers remain the same, and we don’t expect the change to affect the fund’s investment philosophy or strategy.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report. Please note that as of August 31, 2014, U.S. Growth Fund had realized long-term capital gains of $2.10 per share, accounting for about 5% of fund assets. These gains will be distributed in December.

2

Stocks cleared several hurdles to chart a series of new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks registered positive results in 10 of those 12 months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured the market at times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have

Market Barometer

		Average Annual Total Returns
	Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

The fund posted gains in all industry sectors
As I mentioned earlier, the U.S. Growth Fund’s result was bolstered by the strong performance of large-company stocks, particularly in the second half of the year. That period was marked by geopolitical tensions, low bond yields, and increased concern about small-caps’ rising valuations.

In general, larger companies produce steadier earnings and higher yields. Their stocks also tend to be less volatile than those of small companies, which can grow faster but can also be more risky.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.45%	0.31%	1.22%
The fund expense ratios shown are from the prospectus dated April 22, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Growth Funds.

4

The underperformance of small-caps this fiscal year stands in contrast to recent years, when large-cap stocks lagged. The lead position alternates over time; that’s one of the reasons Vanguard suggests broad diversification as the best course. For more on the performance of small- and large-cap stocks, please see the text box on page 6.

Although value stocks generally outperformed growth, the distinction was more pronounced in the small-cap area.

For the 12 months, the U.S. Growth Fund delivered double-digit gains in each of the nine industry sectors in which it has sizable investments. Information technology, health care, and consumer discretionary stocks contributed most.

Information technology, which is the fund’s largest sector and makes up about a third of its holdings on average, returned about 27%. Some of the nation’s largest hardware, software, and internet companies thrived. Global demand for the internet and smartphones translated to revenues and profits for firms willing to invest in plans and resources to reach a wider clientele. Despite the fund’s strong showing in this sector, poor stock choices restrained results relative to the benchmark index.

Total Returns
Ten Years Ended August 31, 2014
Average
Annual Return
U.S. Growth Fund Investor Shares	8.53%
Russell 1000 Growth Index	9.20
Large-Cap Growth Funds Average	8.01
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Health care returned more than 50%. Led by pharmaceutical and biotech companies, it turned in the best absolute performance of all the sectors held by the fund. Top contributors included firms that received takeover bids and those that had gained approval for wider use of their prescription medications. Outstanding stock selection boosted the fund’s results compared with the benchmark.

Consumer discretionary stocks, which had struggled earlier this year, stood out as well. Internet and catalog retailers,

Small-cap stocks versus large-caps: A case for diversification

At times, particularly over the past dozen years, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be a market-cap-weighted equity portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

Chart compares the annual returns of the Russell 2000 Index, a small-cap benchmark, with those of the Russell 1000 Index, a large-cap benchmark. Source: Vanguard.

6

specialty retailers, and resorts produced strong results thanks to increased consumer spending. But the fund’s heavier allocation to the sector as a whole, combined with poor stock selection, weighed on its relative performance.

Consumer staples, one of the fund’s smaller holdings, produced its strongest sector performance relative to the benchmark. Stock selection among packaged food company stocks helped push the fund’s result to nearly twice that of its benchmark counterpart.

Although the fund’s energy and financial holdings each returned more than 16%, they trailed the benchmark. In each case, the advisors missed opportunities and the gap in results was as much about the companies the fund didn’t hold as those it did.

For more about the advisors’ strategy and the fund’s positioning during the 12 months, please see the Advisors’ Report that follows this letter.

The fund’s long-term performance shows steady signs of improvement
For the ten years ended August 31, 2014, the U.S. Growth Fund produced an average annual return of 8.53% for Investor Shares. This performance lagged that of the benchmark but beat the average return of peers.

The fund, which marked its 55th anniversary in January, has struggled over the decade. It trailed its benchmark for seven of the past ten years and the average return of its peers for four years.

Despite the disappointments earlier in the decade, the fund has begun to deliver more satisfying results over the past four years. Some of the improvements coincide with changes that have taken place in its management. As you may be aware, the fund restructured its advisory arrangement and added two portfolio managers in 2010. This year, Vanguard Growth Equity Fund merged into the U.S. Growth Fund, increasing the fund’s size and adding two more managers to the team.

Although it’s too early to know the long-term effects of these changes, so far the fund’s results have been consistent with our expectation that it is well-positioned to deliver competitive long-term returns.

High costs don’t add up to strong fund performance
The old adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

7

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by world-class advisors, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 11, 2014

8

Advisors’ Report

For the 12 months ended August 31, 2014, Vanguard U.S. Growth Fund returned about 26%. This result matched that of the benchmark index and surpassed the average return of large-capitalization growth funds. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 13 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 17, 2014.

Wellington Management Company, LLP

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Vice President

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective, because we believe that investors often underestimate the potential for growth.

Over the past 12 months, our portfolio benefited from strong security selection in health care and consumer staples. Stock picks were weaker in the energy sector. Sector allocation, a result of bottom-up stock selection decisions, detracted from relative performance, primarily because of a large overweight allocation to consumer discretionary. A marginal cash position in an upward-trending market also weighed on relative results.

Notable selections in health care included biotechnology company Gilead Sciences and specialty pharmaceutical firm Allergan, each of which returned more than 75%. In our weakest-performing sector, energy, oil-focused exploration and production company Cobalt International Energy and independent exploration and production company Anadarko Petroleum detracted from relative returns. We eliminated our position in Anadarko.

At the fiscal year’s close, we remain most overweight in the consumer discretionary sector, having added to our holdings in Home Depot and established a new position in Ross Stores. We further reduced our exposure to energy, which is now our largest underweight.

We continue to find attractively valued stocks with the characteristics we seek. Although we anticipate moderate growth globally, we are cautiously optimistic about the outlook for the U.S. economy

9

and equity markets and are monitoring policy decisions and economic trends. We remain true to our process, seeking to invest in companies with high cash-flow returns on investment, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that the portfolio is well-positioned as we look forward to the coming year.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

Our portfolio’s strong relative performance in health care and consumer staples was partially offset by weak relative performance in financial services and materials and processing. The top contributors were holdings in Allergan, Adobe Systems, and EOG Resources. The largest individual detractors were Kinder Morgan and Teradata and an underweight allocation to Apple. We decided to sell our positions in Teradata and Apple.

Shifts in market sentiment during the 12 months suggest to us that many investors are struggling with accurately predicting the pace of global economic recovery. They appear to be assessing factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates. In such an uncertain macroeconomic environment, we believe that the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

We remain consistent in our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair & Company, L.L.C.

Portfolio Managers:

James Golan, CFA,
Partner

David Ricci, CFA,
Partner

The domestic equity market advanced considerably during the fiscal year, supported by positive economic data, continued corporate earnings growth, and accommodative monetary policy. The Russell 1000 Growth Index returned 26.29% for the 12 months ended August 31, 2014.

The portfolio’s performance was driven by stock selection. Health care was an area of strength; Gilead Sciences was the standout, and positions in Allergan and Covidien also added value. Other top contributors included Keurig Green

10

Mountain (consumer staples) and Google (information technology). On the downside, our largest detractors included Citrix (information technology), Citigroup (financials), Stericycle (industrials), and Pandora Media (information technology).

Investors’ preference toward lower-valuation stocks, which persisted from March to May, was a modest drag on performance.

Looking forward, economic indicators appear to support continued business cycle expansion. The near-term risk of monetary policy tightening is mitigated by a lack of inflation and by the slow and steady pace of U.S. economic expansion. We remain focused on identifying high-quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. We believe the portfolio is well suited to withstand a variety of market scenarios and add value over the long term.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer, Managing Director

Jennison began managing a portion of the U.S. Growth Fund in February 2014. The early months were challenging, as the market took a sharp rotational shift away from risk assets. A correction in many higher-valuation stocks hurt our portfolio initially but also established a valuation base and set the stage for a refocus on fundamentals. As earnings reports largely confirmed the fundamental strength of our companies, performance rebounded.

Over the fiscal year, technology positions lagged their counterparts in the benchmark index, as declines in high-multiple stocks FireEye and Splunk moderated advances in Apple and LinkedIn. FireEye’s behavioral analysis technology and real-time threat detection and prevention platform have identified malware missed by other security products. Splunk’s software allows businesses to mine and make sense of burgeoning amounts of digital data. Apple’s strength reflected expanding global acceptance of its platform, especially in China, where iPhone sales surged. Online professional network LinkedIn’s revenue growth accelerated and its margins expanded.

In consumer discretionary, online apparel retailer ASOS’s investment in operations and new markets limited near-term margin expansion. In consumer staples, Whole Foods’ earnings and revenue fell short of expectations, reflecting intensifying competition in the organic and natural foods market.

Health care holdings were solid contributors to returns. Sales of Gilead Sciences’ new hepatitis C treatment were robust. Shire and Allergan rose on takeover bids.

Industrial positions also performed well. Canadian Pacific Railway’s strength reflected solid rail volumes and accelerating revenue growth prospects.

11

Baillie Gifford Overseas Ltd.

Portfolio Manager:

Ian Tabberer, Investment Manager

Despite financial headlines preoccupied with “events” related to the Federal Reserve’s policy, equity markets enjoyed another very strong year. We believe that the steady domestic economic recovery creates a fertile opportunity for investors and an environment in which quality growth companies can prosper. Although we continue to monitor economic developments, our primary focus remains on fundamental company analysis, and our portfolio is built on stock-specific attractions.

We remain encouraged by the operating performance of a wide range of portfolio holdings, and our ongoing program of management meetings further underlines our confidence. For example, companies as diverse as biotechnology firm Seattle Genetics, motorcycle manufacturer Harley Davidson, and mortgage provider First Republic Bank all possess excellent long-term prospects, even if that is not always reflected in their short-term share price performance.

We believe that the companies that should fare best are those with strong management, durable competitive advantages, financial flexibility, and idiosyncratic, sustainable long-term growth prospects. Our enthusiasm for opportunities in the United States has resulted in a domestic bias to the portfolio, with a healthy representation in quality financial stocks and well-managed health care companies. Activity over the last 12 months has tended toward purchases of U.S. stocks, such as health insurer WellPoint and aggregates producer Vulcan Materials.

12

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	2,148	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	36	2,124	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair & Company, L.L.C.	13	745	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	6	380	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	6	374	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Cash Investments	3	135	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

13

U.S. Growth Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.45%	0.31%
30-Day SEC Yield	0.49%	0.63%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	167	675	3,709
Median Market Cap	$53.6B	$58.6B	$48.0B
Price/Earnings Ratio	28.7x	23.1x	20.7x
Price/Book Ratio	4.7x	5.2x	2.7x
Return on Equity	22.0%	23.7%	17.8%
Earnings Growth
Rate	20.9%	17.5%	15.3%
Dividend Yield	0.9%	1.5%	1.8%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.96	0.91
Beta	1.16	1.13
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc.	Internet Software &
	Services	4.5%
Apple Inc.	Computer Hardware	3.2
MasterCard Inc.	Data Processing &
	Outsourced Services	3.1
Microsoft Corp.	Systems Software	2.9
Celgene Corp.	Biotechnology	2.7
Priceline Group Inc.	Internet Retail	2.6
Visa Inc.	Data Processing &
	Outsourced Services	2.3
Gilead Sciences Inc.	Biotechnology	2.1
QUALCOMM Inc.	Communications
	Equipment	2.0
Allergan Inc.	Pharmaceuticals	1.9
Top Ten		27.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 22, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares.

14

U.S. Growth Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 21.0%		18.4%	12.6%
Consumer Staples	6.5	10.2	8.1
Energy	6.1	6.1	9.7
Financials	7.7	5.1	17.3
Health Care	14.9	13.4	13.3
Industrials	6.7	12.0	11.2
Information Technology 33.1		28.2	18.6
Materials	2.8	4.2	3.9
Other	0.5	0.0	0.0
Telecommunication
Services	0.6	2.3	2.2
Utilities	0.1	0.1	3.1

15

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004, Through August 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund*Investor Shares	26.29%	16.49%	8.53%	$22,666
••••••••	Russell 1000 Growth Index	26.29	17.82	9.20	24,114
– – – –	Large-Cap Growth Funds Average	25.10	15.80	8.01	21,606
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.29	9.00	23,678
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	26.44%	16.66%	8.73%	$115,418
Russell 1000 Growth Index	26.29	17.82	9.20	120,570
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.29	9.00	118,391

See Financial Highlights for dividend and capital gains information.

16

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2004, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	29.11%	18.16%	7.35%
Admiral Shares	8/13/2001	29.27	18.34	7.55

17

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (20.6%)
*	Priceline Group Inc.	122,652	152,617
	Home Depot Inc.	1,042,775	97,499
*	Liberty Interactive Corp.
	Class A	2,948,241	87,032
	L Brands Inc.	1,189,525	75,951
	NIKE Inc. Class B	716,618	56,290
	Harley-Davidson Inc.	746,319	47,436
*	Discovery
	Communications Inc.	1,023,737	43,990
*	Netflix Inc.	78,140	37,323
	Lowe’s Cos. Inc.	705,585	37,050
*	AutoZone Inc.	66,805	35,997
*	O’Reilly Automotive Inc.	222,671	34,732
	Lennar Corp. Class A	877,670	34,387
*	TripAdvisor Inc.	333,952	33,091
	DR Horton Inc.	1,523,975	33,040
	Starwood Hotels &
	Resorts Worldwide Inc.	368,000	31,111
*	Sally Beauty Holdings Inc.	1,077,645	30,045
	Comcast Corp. Class A	544,610	29,807
*	Amazon.com Inc.	86,341	29,273
	Ross Stores Inc.	370,604	27,951
	Wynn Resorts Ltd.	139,140	26,837
	Dunkin’ Brands Group Inc.	596,775	25,984
	Walt Disney Co.	288,900	25,966
	Wyndham Worldwide Corp.	282,120	22,835
	Harman International
	Industries Inc.	183,850	21,157
	Las Vegas Sands Corp.	270,905	18,018
	Ralph Lauren Corp. Class A	104,225	17,635
	BorgWarner Inc.	273,100	16,984
	PVH Corp.	132,370	15,453
*	Dollar General Corp.	219,000	14,014
*	Discovery Communications
	Inc. Class A	282,001	12,329
	Michael Kors Holdings Ltd.	120,729	9,673
	Inditex SA ADR	532,174	7,733
	TJX Cos. Inc.	128,478	7,659

			Market
			Value
		Shares	($000)
	Tesla Motors Inc.	24,195	6,525
	Starbucks Corp.	70,231	5,465
	Burberry Group plc	147,777	3,491
	CarMax Inc.	58,429	3,062
			1,215,442
Consumer Staples (6.3%)
	Walgreen Co.	1,470,787	89,012
	Keurig Green Mountain Inc.	453,986	60,525
	Mondelez International Inc.
	Class A	892,160	32,287
	CVS Caremark Corp.	399,570	31,746
	Mead Johnson
	Nutrition Co.	320,320	30,623
*	Monster Beverage Corp.	343,451	30,364
	Anheuser-Busch
	InBev NV ADR	231,515	25,879
	Colgate-Palmolive Co.	281,516	18,223
	Whole Foods Market Inc.	358,580	14,035
	Estee Lauder Cos. Inc.
	Class A	130,000	9,988
	Brown-Forman Corp.
	Class B	89,220	8,267
	Kraft Foods Group Inc.	136,697	8,051
	Costco Wholesale Corp.	62,320	7,546
	Altria Group Inc.	113,050	4,870
			371,416
Energy (5.8%)
	EOG Resources Inc.	959,609	105,442
	Williams Cos. Inc.	1,203,450	71,533
	Kinder Morgan Inc.	1,017,050	40,946
	Schlumberger Ltd.	340,322	37,313
*	Continental Resources Inc.	141,520	22,826
	Pioneer Natural
	Resources Co.	103,809	21,660
	Noble Energy Inc.	219,600	15,842
	Apache Corp.	136,754	13,926
*	Cobalt International
	Energy Inc.	662,380	10,167
	Ultra Petroleum Corp.	91,491	2,427
			342,082

18

U.S. Growth Fund

			Market
			Value
		Shares	($000)
Financials (7.3%)
	Crown Castle
	International Corp.	1,202,836	95,637
	Intercontinental
	Exchange Inc.	293,200	55,415
	BlackRock Inc.	96,575	31,921
	TD Ameritrade
	Holding Corp.	873,945	28,936
	American Express Co.	289,990	25,969
*	Markel Corp.	34,210	22,572
*	Affiliated Managers
	Group Inc.	104,800	22,129
	American Tower
	Corporation	212,555	20,958
	First Republic Bank	381,993	18,679
	Citigroup Inc.	317,900	16,420
	JPMorgan Chase & Co.	247,100	14,690
	Berkshire Hathaway Inc.
	Class B	106,874	14,668
	US Bancorp	297,149	12,563
	M&T Bank Corp.	98,824	12,218
	Fairfax Financial
	Holdings Ltd.	24,720	11,391
	Progressive Corp.	449,259	11,240
	Morgan Stanley	238,483	8,182
	Goldman Sachs Group Inc.	32,392	5,802
	Waddell & Reed
	Financial Inc. Class A	23,885	1,302
			430,692
Health Care (14.5%)
*	Celgene Corp.	1,667,839	158,478
*	Gilead Sciences Inc.	1,131,612	121,739
	Allergan Inc.	671,156	109,855
	Novo Nordisk A/S ADR	1,485,939	68,294
*	Biogen Idec Inc.	158,428	54,347
	Bristol-Myers Squibb Co.	1,060,041	53,691
	Perrigo Co. plc	267,550	39,795
*	Actavis plc	143,085	32,477
*	Vertex Pharmaceuticals Inc.	296,908	27,782
	Merck & Co. Inc.	458,139	27,539
*	Regeneron
	Pharmaceuticals Inc.	75,920	26,611
*	IDEXX Laboratories Inc.	209,669	25,993
	Johnson & Johnson	240,356	24,932
*	IMS Health Holdings Inc.	730,865	20,391
	WellPoint Inc.	158,624	18,481
	Zoetis Inc.	306,100	10,848
	BioMarin
	Pharmaceutical Inc.	128,091	9,123
	Alexion
	Pharmaceuticals Inc.	50,139	8,488
	Illumina Inc.	33,519	6,012
	McKesson Corp.	28,640	5,586
	Genomic Health Inc.	129,995	3,863
	Seattle Genetics Inc.	43,030	1,894
			856,219

			Market
			Value
		Shares	($000)
Industrials (6.4%)
	Equifax Inc.	627,255	49,403
	Precision Castparts Corp.	154,013	37,588
	Union Pacific Corp.	297,100	31,276
	Nielsen NV	601,780	28,278
*	IHS Inc. Class A	190,301	27,112
	AMETEK Inc.	480,825	25,455
	TransDigm Group Inc.	130,770	24,584
	Safran SA ADR	1,332,840	21,725
	Kansas City Southern	173,595	20,026
*	Hertz Global Holdings Inc.	640,920	18,939
	United Parcel Service Inc.
	Class B	191,695	18,658
*	Stericycle Inc.	153,900	18,291
	Watsco Inc.	150,600	13,929
	Canadian Pacific
	Railway Ltd.	51,282	10,287
	JB Hunt Transport
	Services Inc.	133,650	10,097
	Boeing Co.	57,673	7,313
	NOW Inc.	173,790	5,740
	Danaher Corp.	73,558	5,635
	Rockwell Automation Inc.	31,189	3,637
			377,973
Information Technology (32.4%)
	Apple Inc.	1,823,203	186,878
	MasterCard Inc. Class A	2,396,532	181,681
	Microsoft Corp.	3,736,855	169,765
*	Google Inc. Class C	247,777	141,629
	Visa Inc. Class A	633,545	134,641
*	Google Inc. Class A	208,553	121,453
	QUALCOMM Inc.	1,563,560	118,987
*	Adobe Systems Inc.	1,431,920	102,955
*	eBay Inc.	1,729,009	95,960
	Intuit Inc.	1,093,275	90,939
*	Equinix Inc.	324,100	70,738
*	Facebook Inc. Class A	877,399	65,647
*	Baidu Inc. ADR	300,425	64,447
*	Cognizant Technology
	Solutions Corp. Class A	1,147,990	52,498
*	Yelp Inc. Class A	455,875	37,573
*	salesforce.com inc	627,004	37,050
*	Alliance Data
	Systems Corp.	130,595	34,561
*	FleetCor Technologies Inc.	224,329	32,234
*	Red Hat Inc.	462,570	28,180
	Texas Instruments Inc.	360,300	17,359
*	Gartner Inc.	227,700	16,984
*	ServiceNow Inc.	260,105	15,900
*	VeriFone Systems Inc.	401,609	14,024
*	Akamai Technologies Inc.	214,600	12,966
	LinkedIn Corp. Class A	51,156	11,548
*	Pandora Media Inc.	385,600	10,427
	Oracle Corp.	224,959	9,343
	Twitter Inc.	135,746	6,753
	VMware Inc. Class A	64,194	6,328

19

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	F5 Networks Inc.	38,189	4,743
	Workday Inc. Class A	51,026	4,647
	Splunk Inc.	74,554	4,022
	Linear Technology Corp.	84,547	3,814
	FireEye Inc.	66,974	2,086
	Altera Corp.	57,256	2,023
	Xilinx Inc.	39,826	1,683
			1,912,466
Materials (2.6%)
	Monsanto Co.	417,914	48,332
	Syngenta AG ADR	425,925	30,713
	Eagle Materials Inc.	245,470	25,016
	Sherwin-Williams Co.	112,505	24,539
	Praxair Inc.	106,540	14,015
	Martin Marietta
	Materials Inc.	75,330	9,865
	Vulcan Materials Co.	60,780	3,852
			156,332
Other (0.4%)
*,2	Uber Technologies PP	NA	21,854
3	Vanguard Growth ETF	3,100	316
			22,170
Telecommunication Services (0.5%)
*	SBA Communications Corp.
	Class A	270,499	29,834
Total Common Stocks
(Cost $3,891,242)			5,714,626
Preferred Stocks (0.1%)
*,2	Cloudera, Inc. Pfd.
	(Cost $4,369)	NA	6,818
Temporary Cash Investments (3.3%)[1]
Money Market Fund (2.7%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.113%	158,064,772	158,065

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (0.5%)
Bank of America Securities,
LLC 0.050%, 9/2/14
(Dated 8/29/14,
Repurchase Value
$32,600,000, collateralized
by Federal Home Loan
Mortgage Corp. 0.000%,
12/17/29–5/4/37, with a
value of $33,252,000)	32,600	32,600

U.S. Government and Agency Obligations (0.1%)
6,[7] Federal Home Loan
Bank Discount
Notes, 0.080%, 9/24/14 7,000		6,999
Total Temporary Cash Investments
(Cost $197,665)		197,664
Total Investments (100.2%)
(Cost $4,093,276)		5,919,108
Other Assets and Liabilities (-0.2%)
Other Assets		14,105
Liabilities[5]		(27,580)
		(13,475)
Net Assets (100%)		5,905,633

20

U.S. Growth Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,743,856
Undistributed Net Investment Income	15,219
Accumulated Net Realized Gains	317,042
Unrealized Appreciation (Depreciation)
Investment Securities	1,825,832
Futures Contracts	3,684
Net Assets	5,905,633

Investor Shares—Net Assets
Applicable to 130,135,780 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,037,871
Net Asset Value Per Share—
Investor Shares	$31.03

Admiral Shares—Net Assets
Applicable to 23,239,371 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,867,762
Net Asset Value Per Share—
Admiral Shares	$80.37

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.1%, respectively, of net assets.
2 Restricted security represents 0.5% of net assets. Shares not applicable for these private placements.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $47,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $6,500,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	53,391
Interest[1]	208
Securities Lending	48
Total Income	53,647
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,145
Performance Adjustment	(584)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,759
Management and Administrative—Admiral Shares	1,829
Marketing and Distribution—Investor Shares	520
Marketing and Distribution—Admiral Shares	193
Custodian Fees	59
Auditing Fees	34
Shareholders’ Reports—Investor Shares	101
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	12
Total Expenses	21,079
Expenses Paid Indirectly	(95)
Net Expenses	20,984
Net Investment Income	32,663
Realized Net Gain (Loss)
Investment Securities Sold[1]	449,967
Futures Contracts	20,957
Foreign Currencies	3
Realized Net Gain (Loss)	470,927
Change in Unrealized Appreciation (Depreciation)
Investment Securities	627,817
Futures Contracts	6,215
Change in Unrealized Appreciation (Depreciation)	634,032
Net Increase (Decrease) in Net Assets Resulting from Operations	1,137,622
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,000, $196,000, and
$0, respectively.
2 Dividends are net of foreign withholding taxes of $610,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,663	25,716
Realized Net Gain (Loss)	470,927	354,950
Change in Unrealized Appreciation (Depreciation)	634,032	341,747
Net Increase (Decrease) in Net Assets Resulting from Operations	1,137,622	722,413
Distributions
Net Investment Income
Investor Shares	(13,264)	(15,893)
Admiral Shares	(7,331)	(6,323)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(20,595)	(22,216)
Capital Share Transactions
Investor Shares	107,698	(371,753)
Admiral Shares	403,334	104,599
Net Increase (Decrease) from Capital Share Transactions	511,032	(267,154)
Total Increase (Decrease)	1,628,059	433,043
Net Assets
Beginning of Period	4,277,574	3,844,531
End of Period[1]	5,905,633	4,277,574
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,219,000 and $4,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.67	$20.79	$18.12	$14.75	$14.83
Investment Operations
Net Investment Income	.168	.134	.068	.108[1]	.105
Net Realized and Unrealized Gain (Loss)
on Investments	6.303	3.861	2.679	3.370	(.099)
Total from Investment Operations	6.471	3.995	2.747	3.478	.006
Distributions
Dividends from Net Investment Income	(.111)	(.115)	(.077)	(.108)	(.086)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.111)	(.115)	(.077)	(.108)	(.086)
Net Asset Value, End of Period	$31.03	$24.67	$20.79	$18.12	$14.75

Total Return[2]	26.29%	19.31%	15.22%	23.58%	-0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,038	$3,137	$2,975	$2,893	$2,796
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.45%	0.45%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.59%	0.35%	0.61%[1]	0.66%
Portfolio Turnover Rate	36%	38%	43%	89%	74%
1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.01%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

24

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$63.91	$53.85	$46.94	$38.20	$38.41
Investment Operations
Net Investment Income	. 557.440		. 258	.345[1]	.338
Net Realized and Unrealized Gain (Loss)
on Investments	16.293	10.002	6.924	8.734	(.256)
Total from Investment Operations	16.850	10.442	7.182	9.079	.082
Distributions
Dividends from Net Investment Income	(.390)	(.382)	(. 272)	(. 339)	(. 292)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.390)	(.382)	(. 272)	(. 339)	(. 292)
Net Asset Value, End of Period	$80.37	$63.91	$53.85	$46.94	$38.20

Total Return	26.44%	19.51%	15.38%	23.77%	0.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,868	$1,141	$869	$678	$737
Ratio of Total Expenses to
Average Net Assets[2]	0.30%	0.31%	0.31%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	0.73%	0.73%	0.49%	0.75%[1]	0.82%
Portfolio Turnover Rate	36%	38%	43%	89%	74%
1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.01%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

25

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

26

U.S. Growth Fund

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

27

U.S. Growth Fund

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jackson Square Partners, LLC, William Blair & Company, L.L.C., and beginning in February 2014, Jennison Associates LLC and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, and Jackson Square Partners, LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Jennison Associates LLC and Baillie Gifford Overseas Ltd., beginning March 1, 2015, the investment advisory fees will be subject to quarterly adjustments based on performance since February 28, 2014, relative to the Russell 1000 Growth Index and the S&P 500 Index, respectively.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $584,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $579,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2014, these arrangements reduced the fund’s expenses by $95,000 (an annual rate of 0.00% of average net assets).

28

U.S. Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,689,281	3,491	21,854
Preferred Stocks	—	—	6,818
Temporary Cash Investments	158,065	39,599	—
Futures Contracts—Assets[1]	337	—	—
Total	5,847,683	43,090	28,672
1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	132	66,046	2,569
E-mini S&P 500 Index	September 2014	545	54,538	754
E-mini S&P Mid-Cap 400 Index	September 2014	94	13,509	361
				3,684

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

U.S. Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,691,000 from undistributed net investment income, and $16,400,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $139,278,000, including $16,085,000 acquired in connection with the acquisition of Vanguard Growth Equity Fund in February 2014 (see note J), to offset taxable capital gains realized during the year ended August 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at August 31, 2014, the fund had $26,405,000 of ordinary income and 321,705,000 of long-term capital gains available for distribution.

At August 31, 2014, the cost of investment securities for tax purposes was $4,093,572,000. Net unrealized appreciation of investment securities for tax purposes was $1,825,536,000, consisting of unrealized gains of $1,851,553,000 on securities that had risen in value since their purchase and $26,017,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2014, the fund purchased $1,826,537,000 of investment securities, including $530,377,000 of securities acquired in connection with acquisition of Vanguard Growth Equity Fund, and sold $2,068,712,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	198,913	6,949	169,396	7,593
Issued in Connection with Acquisition of
Vanguard Growth Equity Fund	799,108	27,203	—	—
Issued in Lieu of Cash Distributions	13,072	475	15,668	744
Redeemed	(903,395)	(31,625)	(556,817)	(24,331)
Net Increase (Decrease)—Investor Shares	107,698	3,002	(371,753)	(15,994)
Admiral Shares
Issued	621,315	8,329	282,037	4,731
Issued in Lieu of Cash Distributions	6,850	96	5,877	108
Redeemed	(224,831)	(3,034)	(183,315)	(3,130)
Net Increase (Decrease)—Admiral Shares	403,334	5,391	104,599	1,709

J. On February 21, 2014, the fund acquired all the net assets of Vanguard Growth Equity Fund pursuant to a plan of reorganization approved by the funds’ board of trustees on September 26, 2013. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 27,203,000 of the U.S. Growth Fund’s capital shares for the 48,088,000 shares of Growth Equity Fund outstanding on February 21, 2014. Investor shares of Growth Equity Fund were exchanged for Investor shares of U.S. Growth Fund.

30

U.S. Growth Fund

Growth Equity Fund’s net assets of $799,108,000, including $212,286,000 of unrealized appreciation, were combined with U.S. Growth Fund’s net assets of $4,939,397,000, resulting in combined net assets of $5,738,505,000 on February 21, 2014.

Assuming that the acquisition had been completed on September 1, 2013, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended August 31, 2014, would be:

($000)
Net Investment Income	34,930
Realized Net Gain (Loss)	522,769
Change in Unrealized Appreciation (Depreciation)	701,051
Net Increase (Decrease) in Net Assets Resulting from Operations	1,258,750

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Growth Equity Fund that have been included in the fund’s statement of operations since February 21, 2014.

K. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,400,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $20,595,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.29%	16.49%	8.53%
Returns After Taxes on Distributions	26.17	16.39	8.44
Returns After Taxes on Distributions and Sale of Fund Shares	14.96	13.36	6.98

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,042.32	$2.32
Admiral Shares	1,000.00	1,043.22	1.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.64	1.58
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Growth Fund approved a new advisory agreement with Jackson Square Partners, LLC (Jackson Square), for the reasons described below. The board had previously renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), Jennison Associates LLC (Jennison), Wellington Management Company, LLP (Wellington Management), and William Blair & Company, L.L.C. (William Blair). Please see the fund’s semiannual report dated February 28, 2014, for more information about the board’s approval of the arrangements with Baillie Gifford, Jennison, Wellington Management, and William Blair.

In April 2014, the Focus Growth team of Delaware Investments Fund Advisers (Delaware Investments) completed its spinoff to create a new advisor, Jackson Square, which is jointly owned by the Focus Growth team and an affiliate of Delaware Investments. This new corporate structure triggered the automatic termination of the former advisory agreement with Delaware Investments, as required by law. The new agreement is identical in all material respects to the former agreement with Delaware Investments (which was previously renewed by the board), except for the date of the agreement.

The board decided to approve the agreement with Jackson Square upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted that Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of securities. Members of Jackson Square’s management team have managed a portion of the fund since 2010.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund and the advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

36

The board did not consider the profitability of Jackson Square in determining whether to approve the advisory fee, because Jackson Square is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by the advisor increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

37

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

38

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102014

Annual Report | August 31, 2014

Vanguard International Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard International Growth Fund
Investor Shares	18.26%
Admiral™ Shares	18.42
MSCI All Country World Index ex USA	17.75
International Funds Average	15.73
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$20.42	$23.79	$0.336	$0.000
Admiral Shares	64.98	75.70	1.170	0.000

1

Chairman’s Letter

Dear Shareholder,

The broad international stock market notched another strong year, although its momentum generally slowed notably in the second half. For the fiscal year ended August 31, 2014, Vanguard International Growth Fund returned more than 18%, outpacing its comparative standards.

Your advisors’ selections in emerging markets—especially China—and in Japan provided a notable boost over the benchmark, more than offsetting some disappointments in Europe.

If you invest in the fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

Stocks cleared several hurdles to chart a series of new highs
Many stock markets around the world again posted robust gains for the 12 months ended August 31. Overall, international stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way, returning more than 22%. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Despite an assortment of challenges, the broad U.S. stock market recorded an even more impressive return of about 25%. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

2

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured global stocks at various times.

Defying analysts’ expectations, bond prices rose over the year
Bond markets also rallied, led by inter-national bonds, which returned 6.52% for the 12 months (as measured by the Barclays Global Aggregate Index ex USD).

The broad U.S. taxable bond market was not far behind with a return of 5.66%, following the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them since, with the announced goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
	Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues.

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

As developed markets lost steam, emerging markets accelerated
Investors seeking an example of the potential benefits of global diversification need look no further than the fiscal year that just ended. In the first half, the broad U.S. and developed European stock markets returned about 16% and 19%, respectively, while emerging markets and developed Pacific markets posted mid-single-digit gains.

In the second half, the broad U.S. market joined the Pacific Rim in tacking on modest gains of about 7%, while Europe retreated on mounting fears of deflation and an economic slump. Emerging markets, meanwhile, surged with a second-half return of more than 17%. Of course, you shouldn’t draw conclusions based on a short period, but the shift serves as a useful reminder that global markets don’t always move in lockstep.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.48%	0.35%	1.36%
The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the fund’s expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: International Funds.

4

These broad-market dynamics played out in your fund, which—along with its benchmark and peers—achieved most of its gains in the first six months. Europe, which continued to represent more than half of fund assets, later struggled with little or no economic growth. The European Central Bank’s interest rate cuts, including an unprecedented negative interest rate for banks’ overnight deposits of reserves, couldn’t allay investor concerns. (Additional stimulative measures were announced after the close of the reporting period.) In a reversal from the previous fiscal year, the fund’s full-year results in France, Germany, and the United Kingdom lagged those of the benchmark’s constituents.

In contrast, emerging markets were a bright spot in the second half, as a “soft landing” for China’s economy seemed more likely and a pro-business prime minister was elected in India. The advisors’ selections within emerging markets returned about 13 percentage points more than their counterparts in the benchmark. Japan was also a source of outperformance.

The fund’s returns in all industry sectors in aggregate were positive, except in the tiny utilities sector. Information technology stocks in the emerging markets were standouts, returning more than 48%, while health care stocks were among the best performers in the developed markets.

Total Returns
Ten Years Ended August 31, 2014
Average
Annual Return
International Growth Fund Investor Shares	8.74%
Spliced International Index	6.40
International Funds Average	6.77
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

A word on foreign currency effects: Changes in the relative strength or weakness of foreign currencies relative to the U.S. dollar didn’t have a significant impact for U.S.-based investors, except in Japan, where the yen’s weakness cut the return of U.S. investors about in half compared with local currency returns.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter. Please note that, effective October 3, Charles Anniss replaced Greg Aldridge as the portfolio manager for the portion of the fund’s assets overseen by M&G Investment Management Limited.

Discipline and focus produced admirable long-term results
The fund’s long-term performance continued to impress. For the ten years ended August 31, 2014, the average annual return of Investor Shares was 8.74%, about 2 percentage points ahead of its comparative standards.

During a decade marked by myriad challenges in both developed and emerging markets, your fund’s advisors have distinguished themselves with their disciplined strategies. And Vanguard’s low costs have helped shareholders keep more of their returns.

High costs don’t equal strong fund performance
The old adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for the International Growth Fund and our other actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 15, 2014

6

Advisors’ Report

For the fiscal year ended August 31, 2014, Vanguard International Growth Fund returned more than 18%, outpacing its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 11, 2014.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

We remain as enthusiastic as ever about our holdings and the strategic positioning of our portion of the portfolio, which is driven by some enduring and powerful

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	51	11,963	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	35	8,097	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	13	3,126	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	1	205	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

global trends. We believe we are in an unusual period where many large sectors are changing rapidly and some special businesses are being created.

Although market sentiment continues to swing quite markedly, we disagree with those who are predicting dramatic economic developments. The tapering of the Federal Reserve’s bond-buying program is a signal that the U.S. economy is broadening. We believe Europe is more likely to grow rather than relapse, and we are increasingly enthusiastic about China’s leadership, which is pursuing a more balanced, sustainable growth path driven by homegrown innovation.

We try to ignore short-term headlines; the long-term opportunities for our companies are more important. This was epitomized by recent events surrounding Fiat, a positive contributor over the past year. The completion of its Chrysler purchase and the beginnings of Maserati’s renaissance were well-received, but CEO Sergio Marchionne’s subsequent long-term growth plan was met with skepticism by the market. However, we think management deserves huge credit for its achievements. The company can accomplish much more through a revival of Alfa Romeo, a radical removal of unprofitable capacity, and further steps forward in America. We added to our Fiat holding and opened a position in EXOR, the family-run holding company with stakes in Fiat and several other companies.

The strongest contributions to our performance have come from two groups: Asian internet titans Tencent, Baidu, and NAVER, which are growing rapidly and making considerable progress in monetizing mobile users, and several economically sensitive European stocks, such as Banco Popular, UniCredit, and Banco Santander, which have benefited from clearer signs of economic reform in southern Europe. These gains more than offset weakness in some of our holdings that are sensitive to commodity prices, such as agribusiness Syngenta, and those selling luxury goods, such as Kering and Richemont.

Over the last year, we continued to invest in companies where change is driving growth, and we believe the potential returns can make a significant difference to the portfolio. We have invested in diverse businesses benefiting from the increasing reach of the internet, including Ocado, a pure online food retailer in the United Kingdom, and M3, a Japanese provider of online marketing support for pharmaceutical companies.

We also opened positions in Volvo, the Swedish truck manufacturer, and Yaskawa Electric, which makes equipment for factory automation. These positions were funded by the sale of two long-term tech holdings, Samsung Electronics and Kyocera, businesses that we feel are increasingly mature.

Schroder Investment Management North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equity markets were strong, climbing a classic wall of worry around global growth prospects and geopolitical risk in Ukraine and the Middle East.

8

Our returns in Europe, while good in absolute terms, lagged the very strong performance of stocks in its periphery. Germany-listed sportswear manufacturer adidas performed poorly, as a combination of a weak golf market, the downturn in Russia, and competition with Nike took a toll on profitability.

The European Central Bank-driven recovery in peripheral sovereign bond markets led to large inflows of capital into these stock markets and, in our opinion, pushed up valuations to unattractive levels, so we have generally avoided domestic stocks in these countries. Our holdings in Europe remain more focused on quality businesses with a global footprint, such as electrical equipment supplier Schneider and optical lens manufacturer Essilor. The more recent weakening of the euro has already begun to help these exporters, and we expect this to continue to be a supportive trend well into 2015.

Some of our best performers were Japanese companies, such as Suzuki Motor and Astellas Pharma. Suzuki owns a majority stake in Maruti Suzuki, which has an almost 50% share of the Indian auto market, a market that we believe can triple in size over the next decade. Strong local and international confidence in the new government in India, led by Prime Minister Narendra Modi, has unleashed a positive economic cycle. This has also benefited our other Indian holdings such as Tata Motors, HDFC Bank, Axis Bank, and Zee Entertainment.

One of the most powerful structural trends we see ahead is the growth in mobile services and connectivity of more devices to the internet. This will benefit industries including software, telecoms, and network equipment and is supportive of the growth trends for several of our holdings, such as semiconductor company TSMC, mobile operator Vodafone, software company SAP, and mobile equipment supplier Nokia

As China continues its transition to a more modest and balanced growth path, our interest there remains focused on companies that are in a position to take advantage of increases in services and consumption. Life insurance is a good example of a business that we believe has the opportunity to grow market penetration for 10 to 20 years. We have added China Pacific Insurance to our Asian-exposed insurance holdings of AIA and Prudential.

M&G Investment Management Limited

Portfolio Manager:

Greg Aldridge

International equity markets rose, but the road was far from smooth. The autumn of 2013 was dominated by the question of “tapering”: When would the Federal Reserve begin winding down its asset-buying program, and by how much? The Fed ended the speculation in December, announcing that asset-buying would be reduced by $10 billion per month starting in January, leading many equity markets to finish 2013 on a high.

9

The ebullience was short-lived, however. In January, emerging market currency turmoil and renewed concerns over the health of the Chinese economy drove a mood of risk aversion. Later, accommodative policy from the world’s major central banks helped to enliven investors, although optimism was reined in by ongoing geopolitical tensions, especially in the Middle East and Ukraine.

Some of our stock selections weighed on returns, notably in the information technology and consumer discretionary sectors. Germany-listed sportswear manufacturer adidas disappointed, in part because of investor anxiety over the company’s Russian exposure given the ongoing tensions with Ukraine; a slump in demand for golf supplies in North America also hurt revenues. German banking and retail IT provider Wincor Nixdorf also suffered, as decelerated sales in Russia and Turkey contributed to results that failed to meet investor expectations and pushed down its share price.

Another notable laggard was French steel pipe maker Vallourec, which makes high-quality pipes and connectors for modern oil wells. One of its largest customers, Brazilian oil company Petroleo Brasileiro (Petrobras), faced political and financial pressures to cut costs and shrink inventory, leading to reduced demand for Vallourec’s products. Vallourec reported a drop in anticipated profits as a result, and investors reacted badly to the news.

On the positive side, we were pleased to see Brazil generally returning to investor favor toward the end of the period, Vallourec’s difficulties notwithstanding. Some of our Brazilian holdings were particularly supportive of performance, namely Petrobras and lender Banco do Brasil. Astellas Pharma, a Japanese pharmaceutical firm, also buoyed returns after investors were cheered by reports of robust sales growth for a number of its products. Our best performer was U.K.-based specialist chemicals producer AZ Electronic Materials. The firm’s share price soared on news that German chemical and pharmaceutical company Merck KGaA had agreed to buy the business at a significant premium; the transaction was completed, and we no longer hold the stock.

As active stockpickers, we continued to selectively purchase companies with compelling scarce assets, structural growth drivers, and the potential for sustainably high returns as they became available at attractive valuations. For example, we established positions in Taiwanese chip maker MediaTek, Thai banking group Kasikornbank, and Samsonite, the globally renowned luggage brand. Conversely, we sold out of a number of holdings in favor of more attractively valued companies with stronger growth prospects. These included German fragrances and flavors manufacturer Symrise, Hong Kong-based clothing retailer Esprit, and AP Moller-Maersk, a Danish diversified shipping company.

10

International Growth Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.48%	0.35%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	183	1,817
Median Market Cap	$33.5B	$34.7B
Price/Earnings Ratio	20.3x	17.3x
Price/Book Ratio	2.1x	1.7x
Return on Equity	16.7%	14.9%
Earnings Growth
Rate	16.1%	11.3%
Dividend Yield	2.3%	3.0%
Turnover Rate	21%	—
Short-Term Reserves	0.8%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	18.2%	10.5%
Consumer Staples	5.9	9.8
Energy	4.0	9.4
Financials	24.9	27.1
Health Care	7.5	8.2
Industrials	13.6	10.8
Information Technology	15.1	6.9
Materials	6.2	8.4
Telecommunication Services	4.3	5.3
Utilities	0.3	3.6

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.95
Beta	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Baidu Inc.	Internet Software &
	Services	2.8%
Tencent Holdings Ltd.	Internet Software &
	Services	2.7
AIA Group Ltd.	Life & Health
	Insurance	2.5
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.1
SMC Corp.	Industrial Machinery	1.7
Inditex SA	Apparel Retail	1.7
Banco Popular Espanol
SA	Diversified Banks	1.6
Amazon.com Inc.	Internet Retail	1.6
Fiat SPA	Automobile
	Manufacturers	1.5
UniCredit SPA	Diversified Banks	1.5
Top Ten		19.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares.

11

International Growth Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	14.9%	15.2%
Switzerland	7.7	6.4
France	7.3	6.9
Sweden	6.4	2.1
Germany	5.8	6.2
Spain	5.0	2.5
Italy	3.4	1.7
Denmark	1.7	1.0
Norway	1.7	0.6
Other	1.5	4.1
Subtotal	55.4%	46.7%
Pacific
Japan	12.4%	14.3%
Hong Kong	4.2	2.1
South Korea	2.2	3.4
Australia	1.5	5.7
Other	0.4	1.2
Subtotal	20.7%	26.7%
Emerging Markets
China	8.4%	4.2%
India	2.6	1.5
Brazil	2.0	2.6
Taiwan	1.2	2.7
Other	4.4	7.4
Subtotal	18.6%	18.4%
North America
United States	2.2%	0.0%
Canada	2.0	7.8
Subtotal	4.2%	7.8%
Middle East
Israel	1.1%	0.4%

12

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004, Through August 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund*Investor
	Shares	18.26%	10.52%	8.74%	$23,107
••••••••	Spliced International Index	17.75	6.98	6.40	18,596
– – – –	International Funds Average	15.73	8.28	6.77	19,251
	MSCI All Country World Index ex
	USA	17.75	8.17	7.93	21,460
For a benchmark description, see the Glossary. International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	18.42%	10.66%	8.92%	$117,478
Spliced International Index	17.75	6.98	6.40	92,979
MSCI All Country World Index ex USA	17.75	8.17	7.93	107,298

See Financial Highlights for dividend and capital gains information.

13

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2004, Through August 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	24.76%	13.36%	8.50%
Admiral Shares	8/13/2001	24.91	13.52	8.68

14

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (98.0%)[1]
Australia (1.4%)
^ Fortescue Metals
Group Ltd.	37,171,012	145,196
James Hardie
Industries plc	6,196,069	74,261
Brambles Ltd.	5,946,464	52,824
Cochlear Ltd.	743,560	50,410
		322,691
Brazil (1.9%)
Vale SA Class B ADR	6,764,400	78,805
Raia Drogasil SA	7,377,749	71,850
Petroleo Brasileiro SA
Preference Shares	6,451,000	67,291
BM&FBovespa SA	11,108,800	66,995
AMBEV SA	8,514,800	62,002
Vale SA
Preference Shares	4,500,000	52,207
Banco do Brasil SA	3,100,000	48,456
Itau Unibanco
Holding SA ADR	520,224	9,364
		456,970
Canada (2.0%)
Toronto-Dominion Bank	5,017,326	264,179
Suncor Energy Inc.	2,714,834	111,435
Bank of Nova Scotia	1,019,000	67,515
Sherritt International Corp.	2,615,219	10,270
* Dominion Diamond Corp.	732,000	9,917
		463,316
Chile (0.3%)
Sociedad Quimica y
Minera de Chile SA ADR	2,334,900	63,930

China (8.3%)
* Baidu Inc. ADR	3,075,200	659,692
* Tencent Holdings Ltd.	39,273,900	639,217
CNOOC Ltd.	68,337,000	137,140

			Market
			Value
		Shares	($000)
	New Oriental
	Education & Technology
	Group Inc. ADR	3,663,200	83,558
	Beijing Enterprises
	Holdings Ltd.	7,987,000	68,818
	China Pacific Insurance
	Group Co. Ltd.	16,965,800	63,730
*	JD.com Inc. ADR	1,930,100	61,609
^	Mindray Medical
	International Ltd. ADR	1,530,000	47,797
	China Construction
	Bank Corp.	61,965,000	46,038
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	44,588,000	45,098
*	Youku Tudou Inc. ADR	2,077,149	41,127
	Belle International
	Holdings Ltd.	23,826,000	30,462
	Yingde Gases
	Group Co. Ltd.	8,335,000	8,914
*	Chaoda Modern
	Agriculture
	Holdings Ltd.	17,258,719	337
			1,933,537
Denmark (1.7%)
	Novo Nordisk A/S Class B	4,218,199	193,471
	Novozymes A/S	3,172,000	147,436
	Chr Hansen Holding A/S	1,508,200	61,307
			402,214
Finland (0.8%)
	Nokia Oyj	21,469,645	180,312

France (7.1%)
	Kering	1,182,302	250,648
	Schneider Electric SE	2,940,873	248,795
	L’Oreal SA	1,259,107	208,540
	Essilor International SA	1,649,043	174,969
	Sanofi	1,523,217	166,934

15

International Growth Fund

			Market
			Value
		Shares	($000)
	BNP Paribas SA	1,394,790	94,251
	Societe Generale SA	1,510,000	76,589
	Safran SA	1,119,706	73,418
	Publicis Groupe SA	979,909	73,040
	Airbus Group NV	1,125,000	69,225
	Total SA	1,038,000	68,496
	Suez Environnement Co.	3,467,210	63,949
	Vallourec SA	1,160,000	51,839
	Arkema SA	585,606	43,979
			1,664,672
Germany (5.7%)
	SAP SE	2,888,767	225,164
	HeidelbergCement AG	2,765,705	209,362
	Continental AG	593,840	127,095
	GEA Group AG	2,581,263	117,153
	adidas AG	1,544,726	116,154
	Volkswagen AG	483,893	108,721
	Porsche Automobil
	Holding SE Preference
	Shares	1,173,456	107,095
	Fresenius Medical Care
	AG & Co. KGaA	1,140,000	80,323
	Bayerische Motoren
	Werke AG	609,190	71,097
	MTU Aero Engines AG	634,000	55,445
	Wincor Nixdorf AG	887,000	47,257
^,*	Aixtron SE	3,130,112	41,044
^,*	SMA Solar
	Technology AG	719,595	23,116
			1,329,026
Hong Kong (4.2%)
	AIA Group Ltd.	108,414,400	591,203
	Jardine Matheson
	Holdings Ltd.	3,035,947	182,896
	Hong Kong Exchanges
	and Clearing Ltd.	4,582,630	105,276
	Techtronic Industries Co.	17,539,782	53,497
	Hang Lung
	Properties Ltd.	13,062,000	43,157
			976,029
India (2.6%)
	Idea Cellular Ltd.	66,782,421	178,497
	Housing Development
	Finance Corp.	7,692,900	136,549
	Tata Motors Ltd.	12,052,773	104,582
	HDFC Bank Ltd.	5,446,764	76,017
	Zee Entertainment
	Enterprises Ltd.	14,692,788	66,378
*	Axis Bank Ltd.	5,756,680	37,687
			599,710

		Market
		Value
	Shares	($000)
Indonesia (0.3%)
Bank Mandiri Persero
Tbk PT	77,192,500	68,875

Ireland (0.3%)
Kerry Group plc Class A	1,004,400	75,558

Israel (1.1%)
* Check Point Software
Technologies Ltd.	3,594,808	255,303

Italy (3.3%)
* Fiat SPA	36,834,156	360,242
UniCredit SPA	45,247,520	350,919
* Telecom Italia SPA
(Registered)	49,084,622	56,623
Exor SPA	304,691	12,135
		779,919
Japan (12.1%)
SoftBank Corp.	6,785,600	490,295
SMC Corp.	1,516,400	397,021
Rakuten Inc.	19,991,600	258,978
Sumitomo Mitsui
Financial Group Inc.	5,074,000	205,239
Bridgestone Corp.	5,774,300	198,323
Astellas Pharma Inc.	12,797,640	184,543
Suzuki Motor Corp.	4,510,800	146,749
Hitachi Ltd.	16,562,000	125,512
Nissan Motor Co. Ltd.	11,737,600	112,746
FANUC Corp.	555,700	93,147
Sekisui Chemical Co. Ltd.	7,736,000	91,555
M3 Inc.	5,051,100	88,372
Toyota Motor Corp.	1,444,983	82,449
Yaskawa Electric Corp.	5,132,000	66,091
MISUMI Group Inc.	2,040,010	63,515
East Japan Railway Co.	801,300	62,295
SBI Holdings Inc.	4,470,400	53,025
Canon Inc.	1,337,922	43,661
Sysmex Corp.	956,392	37,064
^ Gree Inc.	2,486,758	19,508
		2,820,088
Mexico (0.5%)
Grupo Financiero
Banorte SAB de CV	17,409,063	122,546

Netherlands (0.0%)
^ TNT Express NV	13,616	102

16

International Growth Fund

		Market
		Value
	Shares	($000)
Norway (1.7%)
^ Statoil ASA	6,877,228	193,455
DNB ASA	6,242,107	116,817
Schibsted ASA	1,760,994	89,815
		400,087
Peru (0.8%)
Credicorp Ltd.	1,191,679	184,794

Portugal (0.2%)
Jeronimo Martins
SGPS SA	3,627,182	49,196

Russia (0.4%)
Magnit OJSC GDR	1,205,245	70,196
* Mail.ru Group Ltd. GDR	1,266,000	34,033
		104,229
Singapore (0.4%)
DBS Group Holdings Ltd.	3,811,555	54,637
Singapore Exchange Ltd.	6,541,000	38,109
		92,746
South Africa (0.3%)
Sasol Ltd.	680,000	39,520
MTN Group Ltd.	1,625,000	36,758
		76,278
South Korea (2.1%)
NAVER Corp.	268,246	203,691
^ Celltrion Inc.	1,804,466	74,182
Hyundai Motor Co.	284,257	65,345
Samsung Electronics
Co. Ltd.	51,500	62,706
Hankook Tire Co. Ltd.	1,000,000	51,905
Shinhan Financial
Group Co. Ltd.	771,836	39,985
		497,814
Spain (4.9%)
* Inditex SA	13,416,925	388,695
* Banco Popular
Espanol SA	59,271,003	370,254
* Banco Santander SA	27,573,835	274,721
Distribuidora
Internacional de
Alimentacion SA	12,745,795	107,223
		1,140,893
Sweden (6.4%)
Investment AB Kinnevik	8,455,840	343,139
Atlas Copco AB Class A	11,455,649	334,257
Svenska Handelsbanken
AB Class A	6,023,752	282,834
Alfa Laval AB	5,199,985	118,930
Sandvik AB	8,283,298	103,406
^ Elekta AB Class B	8,638,260	98,748
Volvo AB Class B	6,810,975	81,432

		Market
		Value
	Shares	($000)
Telefonaktiebolaget
LM Ericsson Class B	5,581,000	69,548
Svenska Cellulosa AB
SCA Class B	2,482,342	59,718
		1,492,012
Switzerland (7.6%)
Roche Holding AG	1,151,030	336,168
Syngenta AG	872,284	313,293
Nestle SA	3,602,991	279,478
Credit Suisse Group AG	6,271,672	176,936
* Cie Financiere
Richemont SA	1,826,264	174,460
Geberit AG	318,595	108,218
Novartis AG	992,000	89,128
Zurich Insurance
Group AG	245,000	73,966
ABB Ltd.	3,154,459	71,746
Holcim Ltd.	726,000	57,784
Swatch Group AG (Bearer)	96,145	52,190
Adecco SA	626,754	47,542
		1,780,909
Taiwan (1.2%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	55,471,508	231,831
MediaTek Inc.	2,300,000	38,439
		270,270
Thailand (0.8%)
Kasikornbank PCL
(Foreign)	25,807,956	182,635

Turkey (0.9%)
Turkiye Garanti
Bankasi AS	37,457,981	146,704
BIM Birlesik
Magazalar AS	3,001,780	70,533
		217,237
United Kingdom (14.4%)
Prudential plc	13,900,946	335,085
ARM Holdings plc	18,738,626	302,830
Standard Chartered plc	13,307,732	268,238
Rolls-Royce Holdings plc	15,096,643	256,174
Vodafone Group plc	57,649,021	198,135
* Aggreko plc	6,818,283	192,810
HSBC Holdings plc	17,320,211	187,219
^ Royal Dutch Shell plc
Class A	3,774,853	152,527
BHP Billiton plc	4,543,796	143,228
BG Group plc	6,561,427	130,794
Diageo plc	3,979,379	117,434
WPP plc	4,927,226	103,403
Meggitt plc	12,650,582	99,006
Barclays plc	23,014,283	85,840

17

International Growth Fund

		Market
		Value
	Shares	($000)
Unilever plc	1,898,000	83,722
Inchcape plc	6,932,854	77,784
Burberry Group plc	3,217,639	76,010
Carnival plc	1,831,000	68,583
G4S plc	14,892,000	65,581
Ultra Electronics
Holdings plc	2,128,000	63,168
^,* Ocado Group plc	10,696,869	58,335
AstraZeneca plc	750,634	57,280
* ASOS plc	1,191,500	56,178
British American
Tobacco plc	932,415	55,128
Intertek Group plc	980,000	45,571
Spectris plc	1,340,000	43,366
Reckitt Benckiser
Group plc	299,848	26,167
BT Group plc	3,346,444	21,516
		3,371,112
United States (2.3%)
* Amazon.com Inc.	1,071,200	363,180
MercadoLibre Inc.	1,215,300	139,686
Samsonite
International SA	16,626,000	57,397
		560,263
Total Common Stocks
(Cost $17,910,903)		22,935,273
Preferred Stock (0.0%)
Zee Entertainment
Enterprises Ltd. Pfd.,
6.000% (Cost $3,163)	238,220,682	3,224
Temporary Cash Investments (2.8%)[1]
Money Market Fund (2.7%)
[2,3] Vanguard Market
Liquidity Fund,
0.113%	632,180,321	632,180

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5,6] Federal Home Loan
Bank Discount Notes,
0.080%, 10/8/14	9,600	9,599
[4,5,6] Federal Home Loan Bank
Discount Notes,
0.090%, 10/10/14	5,000	5,000
[4,6] Federal Home Loan Bank
Discount Notes,
0.070%, 10/17/14	600	600
		15,199
Total Temporary Cash Investments
(Cost $647,379)		647,379
Total Investments (100.8%)
(Cost $18,561,445)		23,585,876
Other Assets and Liabilities (-0.8%)
Other Assets		363,655
Liabilities[3]		(558,168)
		(194,513)
Net Assets (100%)		23,391,363

18

International Growth Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	18,278,064
Undistributed Net Investment Income	407,022
Accumulated Net Realized Losses	(314,734)
Unrealized Appreciation (Depreciation)
Investment Securities	5,024,431
Futures Contracts	945
Forward Currency Contracts	(5,339)
Foreign Currencies	974
Net Assets	23,391,363

Investor Shares—Net Assets
Applicable to 377,338,552 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,975,978
Net Asset Value Per Share—
Investor Shares	$23.79

Admiral Shares—Net Assets
Applicable to 190,417,886 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,415,385
Net Asset Value Per Share—
Admiral Shares	$75.70

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $235,661,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $249,212,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $10,499,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $3,119,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends[1]	551,496
Interest[2]	737
Securities Lending	22,208
Total Income	574,441
Expenses
Investment Advisory Fees—Note B
Basic Fee	32,729
Performance Adjustment	6,472
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,789
Management and Administrative—Admiral Shares	17,601
Marketing and Distribution—Investor Shares	1,607
Marketing and Distribution—Admiral Shares	2,186
Custodian Fees	3,951
Auditing Fees	44
Shareholders’ Reports—Investor Shares	143
Shareholders’ Reports—Admiral Shares	93
Trustees’ Fees and Expenses	46
Total Expenses	89,661
Net Investment Income	484,780
Realized Net Gain (Loss)
Investment Securities Sold	1,251,268
Futures Contracts	59,885
Foreign Currencies and Forward Currency Contracts	8,615
Realized Net Gain (Loss)	1,319,768
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,804,274
Futures Contracts	(3,965)
Foreign Currencies and Forward Currency Contracts	3,156
Change in Unrealized Appreciation (Depreciation)	1,803,465
Net Increase (Decrease) in Net Assets Resulting from Operations	3,608,013
1 Dividends are net of foreign withholding taxes of $21,061,000. 2 Interest income from an affiliated company of the fund was $714,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	484,780	331,611
Realized Net Gain (Loss)	1,319,768	718,176
Change in Unrealized Appreciation (Depreciation)	1,803,465	1,858,380
Net Increase (Decrease) in Net Assets Resulting from Operations	3,608,013	2,908,167
Distributions
Net Investment Income
Investor Shares	(139,508)	(167,941)
Admiral Shares	(202,880)	(166,372)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(342,388)	(334,313)
Capital Share Transactions
Investor Shares	(1,529,987)	(1,400,123)
Admiral Shares	2,043,639	1,800,455
Net Increase (Decrease) from Capital Share Transactions	513,652	400,332
Total Increase (Decrease)	3,779,277	2,974,186
Net Assets
Beginning of Period	19,612,086	16,637,900
End of Period[1]	23,391,363	19,612,086
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $407,022,000 and $239,172,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.42	$17.69	$18.27	$16.27	$15.73
Investment Operations
Net Investment Income	. 471[1]	.336	.361	.351	.291
Net Realized and Unrealized Gain (Loss)
on Investments	3.235	2.741	(.607)	1.954	.535
Total from Investment Operations	3.706	3.077	(.246)	2.305	.826
Distributions
Dividends from Net Investment Income	(.336)	(.347)	(. 334)	(. 305)	(. 286)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.336)	(.347)	(. 334)	(. 305)	(. 286)
Net Asset Value, End of Period	$23.79	$20.42	$17.69	$18.27	$16.27

Total Return[2]	18.26%	17.54%	-1.14%	14.10%	5.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,976	$9,056	$9,115	$10,878	$10,493
Ratio of Total Expenses to Average Net Assets[3]	0.47%	0.48%	0.49%	0.47%	0.49%
Ratio of Net Investment Income to
Average Net Assets	2.08%[1]	1.71%	2.04%	1.85%	1.74%
Portfolio Turnover Rate	21%	31%	30%	43%	44%
1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$64.98	$56.31	$58.17	$51.81	$50.08
Investment Operations
Net Investment Income	1.613[1]	1.157	1.229	1.192	1.009
Net Realized and Unrealized Gain (Loss)
on Investments	10.277	8.697	(1.945)	6.209	1.708
Total from Investment Operations	11.890	9.854	(.716)	7.401	2.717
Distributions
Dividends from Net Investment Income	(1.170)	(1.184)	(1.144)	(1.041)	(.987)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.170)	(1.184)	(1.144)	(1.041)	(.987)
Net Asset Value, End of Period	$75.70	$64.98	$56.31	$58.17	$51.81

Total Return[2]	18.42%	17.66%	-1.01%	14.21%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,415	$10,556	$7,523	$6,487	$4,353
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.35%	0.36%	0.34%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.21%[1]	1.84%	2.17%	1.98%	1.90%
Portfolio Turnover Rate	21%	31%	30%	43%	44%
1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers

24

International Growth Fund

and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified

25

International Growth Fund

counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

26

International Growth Fund

For the year ended August 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $6,472,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $2,352,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,794,422	57,397	—
Common Stocks—Other	1,149,086	19,934,368	—
Preferred Stocks	—	3,224	—
Temporary Cash Investments	632,180	15,199	—
Futures Contracts—Assets[1]	581	—	—
Futures Contracts—Liabilities[1]	(195)	—	—
Forward Currency Contracts—Assets	—	667	—
Forward Currency Contracts—Liabilities	—	(6,006)	—
Total	3,576,074	20,004,849	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $304,979,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $246,502,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

27

International Growth Fund

E. At August 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	581	667	1,248
Liabilities	(195)	(6,006)	(6,201)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	59,885	—	59,885
Forward Currency Contracts	—	8,648	8,648
Realized Net Gain (Loss) on Derivatives	59,885	8,648	68,533

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,965)	—	(3,965)
Forward Currency Contracts	—	1,953	1,953
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,965)	1,953	(2,012)

At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	September 2014	601	68,080	647
Dow Jones EURO STOXX 50 Index	September 2014	1,612	67,194	(1,863)
Topix Index	September 2014	414	50,953	1,183
S&P ASX 200 Index	September 2014	219	28,687	978
				945

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Growth Fund

At August 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	9/24/14	EUR	47,513	USD	64,534	(2,096)
Bank of America NA	9/24/14	GBP	37,286	USD	63,157	(1,268)
BNP Paribas	9/17/14	JPY	6,068,910	USD	59,643	(1,305)
BNP Paribas	9/24/14	GBP	16,309	USD	27,904	(833)
Bank of America NA	9/23/14	AUD	28,087	USD	26,056	135
UBS AG	9/24/14	EUR	9,085	USD	12,297	(359)
BNP Paribas	9/23/14	AUD	9,079	USD	8,481	(15)
BNP Paribas	9/24/14	EUR	2,066	USD	2,810	(95)
Bank of America NA	9/17/14	USD	9,329	JPY	949,620	201
Credit Suisse International	9/24/14	USD	8,307	GBP	4,880	206
Morgan Stanley Capital Services LLC	9/24/14	USD	7,877	EUR	5,970	31
Morgan Stanley Capital Services LLC	9/24/14	USD	7,547	GBP	4,553	(10)
UBS AG	9/23/14	USD	7,095	AUD	7,636	(25)
Morgan Stanley Capital Services LLC	9/24/14	USD	6,162	GBP	3,656	93
UBS AG	9/23/14	USD	189	AUD	202	1
						(5,339)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized net foreign currency losses of $33,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the

29

International Growth Fund

sale of passive foreign investment companies of $25,491,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2014, the fund had $449,445,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,291,495,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $322,464,000 to offset future net capital gains through August 31, 2018.

At August 31, 2014, the cost of investment securities for tax purposes was $18,561,619,000. Net unrealized appreciation of investment securities for tax purposes was $5,024,257,000, consisting of unrealized gains of $5,823,843,000 on securities that had risen in value since their purchase and $799,586,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2014, the fund purchased $5,434,113,000 of investment securities and sold $4,494,193,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	785,767	34,263	825,829	41,705
Issued in Lieu of Cash Distributions	136,274	6,114	164,255	8,645
Redeemed	(2,452,028)	(106,599)	(2,390,207)	(122,058)
Net Increase (Decrease)—Investor Shares	(1,529,987)	(66,222)	(1,400,123)	(71,708)
Admiral Shares
Issued	2,923,386	39,888	2,677,380	42,829
Issued in Lieu of Cash Distributions	189,998	2,681	155,794	2,578
Redeemed	(1,069,745)	(14,599)	(1,032,719)	(16,564)
Net Increase (Decrease)—Admiral Shares	2,043,639	27,970	1,800,455	28,843

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $302,157,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $429,921,000 and foreign taxes paid of $20,743,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.26%	10.52%	8.74%
Returns After Taxes on Distributions	17.86	10.22	7.87
Returns After Taxes on Distributions and Sale of Fund Shares	10.66	8.42	7.14

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,025.43	$2.40
Admiral Shares	1,000.00	1,025.75	1.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.84	$2.40
Admiral Shares	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
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Q810 102014

Annual Report | August 31, 2014

Vanguard FTSE Social Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	25.58%
Institutional Shares	25.68
FTSE4Good US Select Index	25.86
Large-Cap Growth Funds Average	25.10
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$10.28	$12.74	$0.149	$0.000
Institutional Shares	10.29	12.75	0.160	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard FTSE Social Index Fund’s socially conscious mandate means its returns sometimes part ways with those of the broad market. The fund seeks to track a benchmark index of companies screened for certain social, human rights, and environmental criteria. The fund’s impressive return over the fiscal year reflected the overall market’s strong rise.

For the 12 months ended August 31, 2014, the fund returned nearly 26%. It achieved its objective of closely tracking its benchmark, the FTSE4Good US Select Index. The fund slightly eclipsed the average return of its large-capitalization growth fund peers and the return of the broad U.S. market.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the year ended August 31. U.S. stocks registered positive results in ten of those 12 months, and a July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured the market at times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from its decline a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as many expected however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
	Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

Health care, financials, and tech fueled the fund’s performance
Vanguard launched the FTSE Social Index Fund 14 years ago in recognition that some shareholders’ investment choices incorporate their social and personal beliefs. Its benchmark, the FTSE4Good US Select Index, avoids companies with controversies or violations related to the environment, labor standards, or health and safety, and excludes companies that are involved with tobacco, alcohol, adult entertainment, weapons, gambling, or nuclear power.

The screening process causes the index to have smaller allocations to sectors such as industrials, oil and gas, basic materials, and utilities, and greater exposure to financials and health care than the broad market.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.28%	0.16%	1.22%
The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the fund’s expense ratios were 0.27% for Investor Shares and 0.16% for Institutional Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Large-Cap Growth Funds.

Although this socially conscious approach may generate returns that depart from the broad market, that wasn’t the case during the fiscal year. Index backbones health care, financials, and technology were the fund’s three largest sectors on average and also its strongest contributors, responsible for more than 17 percentage points of its return.

Health care companies boosted results as investors anticipated increased spending to coincide with the aging population and the expanded number of insured under the Affordable Care Act. Significant returns came from pharmaceuticals and biotechnology, where mergers and acquisitions, new drug development, and overseas opportunities combined with larger positive industry trends. Health care services and medical equipment firms also stood out.

The financial sector, the index’s largest at more than 27% of holdings on average over the period, was another major source of strength. Low interest rates and favorable capital markets have helped heal the scars of the 2008–2009 financial crisis. Banks, consumer finance and credit services firms, insurers, investment banks and brokerages, and real estate companies all received support from the economic recovery and healthy investment environment.

Total Returns
Ten Years Ended August 31, 2014
Average
Annual Return
FTSE Social Index Fund Investor Shares	7.07%
Spliced Social Index	7.29
Large-Cap Growth Funds Average	8.01
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Technology companies occupied a less prominent position in the index and the fund, but the sector was the third-largest and most robust-performing, with a return of about 40%. Technology products and services continue to extend their global reach as they become more accessible and affordable. At the higher end of the market, consumers and corporations expanded their budgets and updated and replaced their equipment. Internet, software, hardware, semiconductor, electronics, and telecommunication firms excelled.

All ten index sectors delivered double-digit returns, and nine finished with results over 20%. The lightly held industrial, oil and gas, basic materials, and utilities sectors recorded returns of about 24%, to 27%, but their relative absence was offset by results in other areas.

The fund has tightly tracked its index over the long term
Vanguard FTSE Social Index Fund has successfully tracked its benchmark over the long term. For the decade ended August 31, 2014, the fund’s Investor Shares posted an average annual return of 7.07%, compared with the 7.29% return of the Spliced Social Index. This difference is consistent with the costs of managing a real-world portfolio.

The fund has, however, lagged the 8.01% average annual return of its large-cap growth peers and the 8.83% return of the broad U.S. market as represented by the Russell 3000 Index. The fund’s mandate and allocation divergences produced by the benchmark’s social criteria screening explain this shortfall. In other periods, of course, these sector biases may prove an advantage.

Vanguard Equity Investment Group, the fund’s advisor, is responsible for the tracking success. The knowledge and skill of the team, whose sophisticated portfolio management techniques reflect more than 30 years of indexing experience, have kept the fund on point. Its efforts have been aided by the fund’s low expenses, which let you pocket more of the returns.

High costs don’t equal strong fund performance
The old adage “you get what you pay for” simply doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get you the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 11, 2014

FTSE Social Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.28%	0.16%
30-Day SEC Yield	1.53%	1.64%

Portfolio Characteristics
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	375	376	3,709
Median Market Cap	$55.8B	$55.8B	$48.0B
Price/Earnings Ratio	20.5x	20.5x	20.7x
Price/Book Ratio	2.5x	2.5x	2.7x
Return on Equity	17.0%	17.0%	17.8%
Earnings Growth
Rate	16.8%	16.8%	15.3%
Dividend Yield	1.8%	1.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	3.1%
Consumer Goods	11.8	11.9	9.8
Consumer Services	10.3	10.3	13.3
Financials	27.0	26.9	18.3
Health Care	21.4	21.4	12.5
Industrials	6.5	6.5	12.6
Oil & Gas	4.2	4.2	9.5
Technology	15.2	15.2	15.5
Telecommunications	0.2	0.2	2.2
Utilities	1.5	1.5	3.2

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc.	Internet	3.3%
Johnson & Johnson	Pharmaceuticals	2.8
Wells Fargo & Co.	Banks	2.7
Procter & Gamble Co.	Nondurable
	Household Products	2.3
JPMorgan Chase & Co.	Banks	2.2
Pfizer Inc.	Pharmaceuticals	1.9
Intel Corp.	Semiconductors	1.7
Merck & Co. Inc.	Pharmaceuticals	1.7
Bank of America Corp.	Banks	1.7
Citigroup Inc.	Banks	1.6
Top Ten		21.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.27% for Investor Shares and 0.16% for Institutional Shares.

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	FTSE Social Index Fund*Investor
	Shares	25.58%	16.89%	7.07%	$19,806
••••••••	Spliced Social Index	25.86	17.19	7.29	20,220
– – – –	Large-Cap Growth Funds Average	25.10	15.80	8.01	21,606
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.29	9.00	23,678
For a benchmark description, see the Glossary. Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

FTSE Social Index Fund Institutional Shares	25.68%	17.05%	7.21%	$10,026,353

Spliced Social Index	25.86	17.19	7.29	10,109,759
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.29	9.00	11,839,057

See Financial Highlights for dividend and capital gains information.

9

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2004, Through August 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	25.13%	19.63%	6.31%
Institutional Shares	1/14/2003	25.23	19.79	6.46

10

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Basic Materials (1.9%)
Praxair Inc.	36,384	4,786
Ecolab Inc.	33,316	3,825
Air Products &
Chemicals Inc.	25,971	3,459
Alcoa Inc.	143,576	2,385
Mosaic Co.	41,744	1,994
Sigma-Aldrich Corp.	14,615	1,520
CONSOL Energy Inc.	27,983	1,127
FMC Corp.	16,475	1,090
Ashland Inc.	9,519	1,021
International Flavors &
Fragrances Inc.	10,039	1,020
Airgas Inc.	6,828	754
Avery Dennison Corp.	11,668	561
Cliffs Natural Resources Inc.	18,465	278
* Rayonier Advanced
Materials Inc.	5,238	174
		23,994
Consumer Goods (11.8%)
Procter & Gamble Co.	333,966	27,756
PepsiCo Inc.	187,086	17,304
Ford Motor Co.	473,155	8,238
Colgate-Palmolive Co.	114,048	7,382
General Motors Co.	160,251	5,577
NIKE Inc. Class B	70,552	5,542
Kimberly-Clark Corp.	46,299	5,000
Kraft Foods Group Inc.	72,385	4,263
General Mills Inc.	75,481	4,029
Johnson Controls Inc.	81,572	3,981
VF Corp.	41,700	2,674
Delphi Automotive plc	37,328	2,597
Mead Johnson Nutrition Co.	25,090	2,399
Estee Lauder Cos. Inc.
Class A	27,541	2,116
Keurig Green Mountain Inc.	15,556	2,074
Kellogg Co.	30,380	1,974
Hershey Co.	19,989	1,827

			Market
			Value•
		Shares	($000)
*	Michael Kors Holdings Ltd.	22,652	1,815
	BorgWarner Inc.	28,192	1,753
	Stanley Black & Decker Inc.	19,059	1,744
	Harley-Davidson Inc.	26,743	1,700
	ConAgra Foods Inc.	51,784	1,667
	Genuine Parts Co.	18,898	1,658
	Bunge Ltd.	18,098	1,532
	Dr Pepper Snapple
	Group Inc.	24,278	1,528
	Coca-Cola Enterprises Inc.	30,901	1,476
	Whirlpool Corp.	9,520	1,457
	Mattel Inc.	41,695	1,438
	Clorox Co.	15,973	1,415
*	Electronic Arts Inc.	36,106	1,366
*	TRW Automotive Holdings
	Corp.	13,446	1,295
	Ralph Lauren Corp. Class A	7,616	1,289
	JM Smucker Co.	12,234	1,255
	Coach Inc.	33,777	1,244
	Autoliv Inc.	11,508	1,193
	Church & Dwight Co. Inc.	16,917	1,154
	Newell Rubbermaid Inc.	33,952	1,138
	PVH Corp.	9,575	1,118
*	Mohawk Industries Inc.	7,505	1,096
	McCormick & Co. Inc.	14,595	1,017
	Campbell Soup Co.	22,344	1,001
	Harman International
	Industries Inc.	8,409	968
	Energizer Holdings Inc.	7,595	923
	Hormel Foods Corp.	16,912	857
	Lennar Corp. Class A	21,160	829
	Avon Products Inc.	53,175	747
	PulteGroup Inc.	37,907	729
*	Toll Brothers Inc.	19,941	710
^	Herbalife Ltd.	12,129	618
	Leggett & Platt Inc.	17,229	605
*	Lululemon Athletica Inc.	12,795	511
			145,579

11

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
Consumer Services (10.3%)
	Walt Disney Co.	212,772	19,124
	Home Depot Inc.	168,079	15,715
	Time Warner Inc.	105,022	8,090
*	Priceline Group Inc.	6,410	7,976
	Starbucks Corp.	88,868	6,915
	Lowe’s Cos. Inc.	125,252	6,577
	McKesson Corp.	28,398	5,538
	TJX Cos. Inc.	86,421	5,152
	Viacom Inc. Class B	46,613	3,783
	Cardinal Health Inc.	41,866	3,086
	Macy’s Inc.	45,192	2,815
*	Chipotle Mexican Grill Inc.
	Class A	3,819	2,592
	Omnicom Group Inc.	31,809	2,291
*	Dollar General Corp.	35,409	2,266
*	AutoZone Inc.	4,072	2,194
	AmerisourceBergen Corp.
	Class A	27,677	2,142
*	O’Reilly Automotive Inc.	13,043	2,034
	Ross Stores Inc.	26,129	1,971
	Nielsen NV	37,016	1,739
	L Brands Inc.	26,928	1,719
*	Hertz Global Holdings Inc.	55,052	1,627
*	Bed Bath & Beyond Inc.	25,022	1,608
*	Discovery Communications
	Inc.	35,772	1,537
	Gap Inc.	31,517	1,454
*	CarMax Inc.	27,031	1,416
	Kohl’s Corp.	23,782	1,398
*	Dollar Tree Inc.	25,589	1,372
*	IHS Inc. Class A	8,303	1,183
	H&R Block Inc.	33,287	1,116
	Best Buy Co. Inc.	34,021	1,085
	Foot Locker Inc.	18,105	1,016
	Interpublic Group of Cos.
	Inc.	51,851	1,013
	Gannett Co. Inc.	28,131	950
	Staples Inc.	80,232	937
	PetSmart Inc.	12,264	878
	Tractor Supply Co.	12,889	863
	Scripps Networks
	Interactive Inc. Class A	10,019	799
*	Discovery Communications
	Inc. Class A	17,920	783
	Darden Restaurants Inc.	16,182	766
	Dun & Bradstreet Corp.	4,570	536
*	Urban Outfitters Inc.	13,339	531
*	Time Inc.	13,815	324
*	AutoNation Inc.	4,130	224
			127,135
Financials (26.9%)
	Wells Fargo & Co.	641,438	32,996
	JPMorgan Chase & Co.	462,213	27,479
	Bank of America Corp.	1,298,179	20,888

		Market
		Value•
	Shares	($000)
Citigroup Inc.	373,962	19,315
Visa Inc. Class A	61,351	13,038
American Express Co.	113,787	10,190
American International
Group Inc.	178,060	9,982
US Bancorp	224,199	9,479
MasterCard Inc. Class A	124,710	9,454
MetLife Inc.	111,639	6,111
Morgan Stanley	172,590	5,922
PNC Financial Services
Group Inc.	65,264	5,531
Bank of New York Mellon
Corp.	139,329	5,459
Capital One Financial Corp.	63,285	5,193
Prudential Financial Inc.	57,032	5,116
American Tower
Corporation	48,719	4,804
ACE Ltd.	41,615	4,425
Travelers Cos. Inc.	42,642	4,039
Charles Schwab Corp.	135,443	3,861
State Street Corp.	53,447	3,850
Discover Financial Services	57,789	3,604
Marsh & McLennan Cos.
Inc.	67,721	3,596
BB&T Corp.	88,410	3,300
Aflac Inc.	53,600	3,282
Allstate Corp.	53,320	3,279
Aon plc	36,456	3,177
Public Storage	17,611	3,085
Ameriprise Financial Inc.	23,656	2,975
CME Group Inc.	38,713	2,963
Equity Residential	43,731	2,907
Franklin Resources Inc.	50,080	2,831
Chubb Corp.	30,160	2,773
McGraw Hill Financial Inc.	33,641	2,729
Intercontinental Exchange
Inc.	14,058	2,657
Health Care REIT Inc.	37,676	2,546
SunTrust Banks Inc.	65,981	2,513
T. Rowe Price Group Inc.	31,010	2,512
Prologis Inc.	61,275	2,509
Moody’s Corp.	26,442	2,474
AvalonBay Communities Inc.	15,860	2,444
HCP Inc.	56,278	2,439
Ventas Inc.	36,167	2,379
Boston Properties Inc.	18,627	2,262
Weyerhaeuser Co.	64,198	2,180
Fifth Third Bancorp	105,004	2,143
Host Hotels & Resorts Inc.	92,980	2,122
Hartford Financial Services
Group Inc.	55,006	2,038
Northern Trust Corp.	29,149	2,021
Principal Financial
Group Inc.	36,240	1,967
Lincoln National Corp.	32,537	1,791

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	M&T Bank Corp.	14,062	1,738
	Regions Financial Corp.	169,199	1,717
	Progressive Corp.	67,139	1,680
	Loews Corp.	37,675	1,648
	General Growth Properties
	Inc.	61,929	1,522
	KeyCorp	107,973	1,470
	Annaly Capital
	Management Inc.	116,311	1,384
	Realty Income Corp.	27,087	1,211
	Equifax Inc.	14,923	1,175
	Kimco Realty Corp.	49,863	1,171
	Western Union Co.	66,383	1,160
	Unum Group	31,803	1,153
	XL Group plc Class A	33,464	1,144
	CIT Group Inc.	23,750	1,139
	Comerica Inc.	22,449	1,130
	Macerich Co.	17,287	1,129
*	CBRE Group Inc. Class A	34,474	1,096
	Digital Realty Trust Inc.	16,558	1,080
*	Markel Corp.	1,580	1,042
	American Capital Agency
	Corp.	43,774	1,035
	Huntington Bancshares
	Inc.	101,435	999
	Navient Corp.	52,705	946
	Willis Group Holdings plc	21,884	918
	Arthur J Gallagher & Co.	19,162	905
	Plum Creek Timber Co. Inc.	21,771	885
*	Alleghany Corp.	2,027	874
	TD Ameritrade Holding Corp.	26,359	873
*	Genworth Financial Inc.
	Class A	60,826	863
	Torchmark Corp.	15,519	847
	Cincinnati Financial Corp.	17,511	842
	Duke Realty Corp.	40,320	750
	Zions Bancorporation	24,890	725
	PartnerRe Ltd.	6,233	696
	Regency Centers Corp.	11,343	648
	Liberty Property Trust	18,274	647
	Legg Mason Inc.	13,092	646
	WR Berkley Corp.	12,814	620
	Axis Capital Holdings Ltd.	12,489	602
	Assurant Inc.	8,844	590
	People’s United Financial
	Inc.	37,742	564
	Rayonier Inc.	15,414	528
	Commerce Bancshares Inc.	11,019	508
	RenaissanceRe Holdings
	Ltd.	4,729	484
	SLM Corp.	51,905	460
	Weingarten Realty Investors	13,367	457
*	Liberty Ventures Class A	8,718	332
*	Liberty TripAdvisor Holdings
	Inc. Class A	8,718	312
			330,975

			Market
			Value•
		Shares	($000)
Health Care (21.4%)
	Johnson & Johnson	337,471	35,006
	Pfizer Inc.	784,112	23,045
	Merck & Co. Inc.	354,360	21,301
	Amgen Inc.	92,922	12,951
	AbbVie Inc.	196,134	10,842
	UnitedHealth Group Inc.	121,580	10,539
	Bristol-Myers Squibb Co.	202,794	10,272
*	Biogen Idec Inc.	29,036	9,961
*	Celgene Corp.	98,370	9,347
	Eli Lilly & Co.	124,068	7,886
	Medtronic Inc.	122,597	7,828
	Abbott Laboratories	184,574	7,796
*	Actavis plc	32,283	7,328
*	Express Scripts Holding Co.	91,683	6,778
	Allergan Inc.	36,574	5,986
	Thermo Fisher Scientific Inc.	48,810	5,867
	Baxter International Inc.	66,514	4,987
	Covidien plc	55,652	4,832
*	Alexion Pharmaceuticals Inc.	24,320	4,117
	WellPoint Inc.	34,731	4,046
	Aetna Inc.	43,986	3,613
*	Regeneron Pharmaceuticals
	Inc.	9,513	3,334
	Cigna Corp.	33,043	3,126
	Stryker Corp.	34,765	2,896
*	HCA Holdings Inc.	40,618	2,836
	Becton Dickinson and Co.	23,876	2,798
*	Vertex Pharmaceuticals Inc.	28,954	2,709
	Humana Inc.	18,929	2,437
	St. Jude Medical Inc.	34,868	2,287
	Perrigo Co. plc	15,185	2,259
*	Mylan Inc.	45,754	2,224
*	Intuitive Surgical Inc.	4,681	2,200
*	Boston Scientific Corp.	162,653	2,062
	Zimmer Holdings Inc.	20,645	2,050
*	DaVita HealthCare Partners
	Inc.	26,290	1,963
	CR Bard Inc.	9,354	1,388
*	Edwards Lifesciences Corp.	12,949	1,285
	Universal Health Services
	Inc. Class B	11,181	1,280
*	Henry Schein Inc.	10,546	1,262
*	CareFusion Corp.	25,530	1,172
	Quest Diagnostics Inc.	17,828	1,127
*	Laboratory Corp. of America
	Holdings	10,432	1,119
*	Hospira Inc.	20,559	1,105
*	Varian Medical Systems Inc.	12,747	1,084
*	Waters Corp.	9,986	1,033
	DENTSPLY International Inc.	17,585	839
	Patterson Cos. Inc.	10,230	412
			262,615

13

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
Industrials (6.5%)
	Union Pacific Corp.	111,828	11,77
	FedEx Corp.	34,174	5,054
	Automatic Data Processing
	Inc.	59,179	4,940
	Norfolk Southern Corp.	37,968	4,063
	Illinois Tool Works Inc.	45,710	4,032
	CSX Corp.	123,855	3,82
	Deere & Co.	43,054	3,620
	PACCAR Inc.	43,531	2,734
	Waste Management Inc.	57,321	2,692
	Agilent Technologies Inc.	40,641	2,323
	Sherwin-Williams Co.	10,099	2,203
	Ingersoll-Rand plc	33,223	2,000
	Rockwell Automation Inc.	17,074	1,991
	Xerox Corp.	143,423	1,98
*	Fiserv Inc.	30,628	1,97
	WW Grainger Inc.	7,261	1,788
	Pentair plc	24,038	1,636
	Kansas City Southern	13,495	1,55
	CH Robinson Worldwide Inc.	18,161	1,240
*	Trimble Navigation Ltd.	31,855	1,060
	Vulcan Materials Co.	16,060	1,01
	Expeditors International of
	Washington Inc.	24,163	99
	Sealed Air Corp.	26,354	951
	MeadWestvaco Corp.	20,437	87
	Fortune Brands Home &
	Security Inc.	20,262	87
	JB Hunt Transport Services
	Inc.	11,383	860
	Xylem Inc.	22,796	849
	Cintas Corp.	12,439	823
	Robert Half International Inc.	16,216	814
*	Flextronics International Ltd.	73,504	811
	ADT Corp.	21,364	787
*	Arrow Electronics Inc.	12,383	77
	Manpowergroup Inc.	9,797	760
	Avnet Inc.	16,932	754
	MDU Resources Group Inc.	23,549	73
	Iron Mountain Inc.	20,465	736
	Broadridge Financial
	Solutions Inc.	14,845	632
*	Owens-Illinois Inc.	20,222	623
	Allegion plc	11,908	612
	Ryder System Inc.	6,505	588
	Bemis Co. Inc.	12,407	505
	Jabil Circuit Inc.	23,079	49
			79,371
Oil & Gas (4.2%)
	Occidental Petroleum Corp.	96,554	10,016
	Anadarko Petroleum Corp.	61,608	6,943
	Williams Cos. Inc.	90,761	5,395
	Devon Energy Corp.	49,648	3,744
	Marathon Oil Corp.	83,009	3,461

			Market
			Value•
		Shares	($000)
	Kinder Morgan Inc.	81,396	3,277
	Noble Energy Inc.	44,015	3,175
	Chesapeake Energy Corp.	81,671	2,221
	EQT Corp.	18,639	1,846
*	FMC Technologies Inc.	29,134	1,802
*	Southwestern Energy Co.	43,104	1,775
	Range Resources Corp.	20,044	1,575
	Ensco plc Class A	28,738	1,451
	Noble Corp. plc	30,896	879
	QEP Resources Inc.	22,066	785
*	Newfield Exploration Co.	16,736	750
	Denbury Resources Inc.	43,257	745
*	WPX Energy Inc.	24,905	663
	Rowan Cos. plc Class A	15,217	461
*	Seventy Seven Energy Inc.	5,612	132
*	Paragon Offshore plc	10,198	95
			51,191
Technology (15.2%)
	Intel Corp.	613,750	21,432
*	Google Inc. Class A	34,813	20,274
*	Google Inc. Class C	34,683	19,825
	Oracle Corp.	425,445	17,669
	QUALCOMM Inc.	207,577	15,797
	Hewlett-Packard Co.	234,470	8,910
	EMC Corp.	251,533	7,428
	Texas Instruments Inc.	133,251	6,420
*	Adobe Systems Inc.	61,644	4,432
*	Micron Technology Inc.	131,344	4,282
*	salesforce.com inc	68,640	4,056
	Applied Materials Inc.	147,470	3,407
*	Cognizant Technology
	Solutions Corp. Class A	74,188	3,393
	Corning Inc.	160,763	3,353
	Western Digital Corp.	27,579	2,841
	SanDisk Corp.	27,795	2,723
	Intuit Inc.	32,346	2,691
	Broadcom Corp. Class A	65,213	2,568
	Avago Technologies Ltd.
	Class A	30,667	2,517
	Seagate Technology plc	38,417	2,404
*	NXP Semiconductor NV	30,669	2,101
*	Cerner Corp.	36,201	2,087
	Symantec Corp.	85,423	2,074
	KLA-Tencor Corp.	20,399	1,559
*	Autodesk Inc.	27,860	1,494
	Lam Research Corp.	19,937	1,434
*	Citrix Systems Inc.	20,161	1,416
*	Red Hat Inc.	23,238	1,416
	Xilinx Inc.	32,700	1,382
	Altera Corp.	38,555	1,363
	Juniper Networks Inc.	58,253	1,351
*	Equinix Inc.	6,068	1,324
*	Check Point Software
	Technologies Ltd.	18,374	1,305
	NVIDIA Corp.	65,777	1,279

14

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Akamai Technologies Inc.	20,898	1,263
*	F5 Networks Inc.	9,358	1,162
	CA Inc.	41,113	1,161
	Maxim Integrated Products
	Inc.	34,900	1,078
*	VeriSign Inc.	16,286	929
*	VMware Inc. Class A	9,103	897
*	Teradata Corp.	19,482	890
*	Synopsys Inc.	18,938	775
	DST Systems Inc.	4,388	407
			186,569
Telecommunications (0.2%)
	Windstream Holdings Inc.	74,158	838
	Frontier Communications
	Corp.	120,912	822
*	Sprint Corp.	101,702	571
			2,231
Utilities (1.5%)
	Spectra Energy Corp.	81,789	3,407
	Consolidated Edison Inc.	35,694	2,066
	ONEOK Inc.	25,501	1,790
	Northeast Utilities	38,363	1,761
	NiSource Inc.	38,533	1,529
	CenterPoint Energy Inc.	52,401	1,302
	Wisconsin Energy Corp.	27,870	1,263
	American Water Works Co.
	Inc.	21,978	1,112
	CMS Energy Corp.	33,083	1,010
	Pepco Holdings Inc.	30,905	852
	Alliant Energy Corp.	13,481	789
	Questar Corp.	21,461	505
	TECO Energy Inc.	26,581	481
	ONE Gas Inc.	6,450	241
			18,108
Total Common Stocks
(Cost $894,634)			1,227,768
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund,
	0.113% (Cost $3,085)	3,084,715	3,085
Total Investments (100.2%)
(Cost $897,719)			1,230,853

Market
Value•
($000)
Other Assets and Liabilities (-0.2%)
Other Assets	4,289
Liabilities[2]	(6,386)
(2,097)
Net Assets (100%)	1,228,756

At August 31, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	889,436
Undistributed Net Investment Income	9,835
Accumulated Net Realized Losses	(3,649)
Unrealized Appreciation (Depreciation)	333,134
Net Assets	1,228,756

Investor Shares—Net Assets
Applicable to 62,786,644 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	799,733
Net Asset Value Per Share—
Investor Shares	$12.74

Institutional Shares—Net Assets
Applicable to 33,645,736 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	429,023
Net Asset Value Per Share—
Institutional Shares	$12.75

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $153,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $159,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	18,361
Interest[1]	3
Securities Lending	12
Total Income	18,376
Expenses
The Vanguard Group—Note B
Investment Advisory Services	165
Management and Administrative—Investor Shares	1,505
Management and Administrative—Institutional Shares	376
Marketing and Distribution—Investor Shares	136
Marketing and Distribution—Institutional Shares	78
Custodian Fees	74
Auditing Fees	32
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—Institutional Shares	13
Trustees’ Fees and Expenses	1
Total Expenses	2,393
Net Investment Income	15,983
Realized Net Gain (Loss) on Investment Securities Sold	34,417
Change in Unrealized Appreciation (Depreciation) of Investment Securities	177,518
Net Increase (Decrease) in Net Assets Resulting from Operations	227,918
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,983	11,977
Realized Net Gain (Loss)	34,417	40,848
Change in Unrealized Appreciation (Depreciation)	177,518	104,445
Net Increase (Decrease) in Net Assets Resulting from Operations	227,918	157,270
Distributions
Net Investment Income
Investor Shares	(8,211)	(6,443)
Institutional Shares	(4,672)	(3,902)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(12,883)	(10,345)
Capital Share Transactions
Investor Shares	103,700	78,528
Institutional Shares	80,439	23,215
Net Increase (Decrease) from Capital Share Transactions	184,139	101,743
Total Increase (Decrease)	399,174	248,668
Net Assets
Beginning of Period	829,582	580,914
End of Period[1]	1,228,756	829,582
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,835,000 and $6,735,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.28	$8.30	$7.31	$6.27	$6.20
Investment Operations
Net Investment Income	.167	.153	.117	.084	.061
Net Realized and Unrealized Gain (Loss)
on Investments	2.442	1.969	.962	1.016	.077
Total from Investment Operations	2.609	2.122	1.079	1.100	.138
Distributions
Dividends from Net Investment Income	(.149)	(.142)	(. 089)	(. 060)	(. 068)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.149)	(.142)	(. 089)	(. 060)	(. 068)
Net Asset Value, End of Period	$12.74	$10.28	$8.30	$7.31	$6.27

Total Return[1]	25.58%	25.90%	14.94%	17.52%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$800	$553	$379	$344	$306
Ratio of Total Expenses to Average Net Assets	0.27%	0.28%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.63%	1.50%	1.10%	0.91%
Portfolio Turnover Rate	14%	29%	45%	11%	35%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.29	$8.31	$7.32	$6.27	$6.20
Investment Operations
Net Investment Income	.180	.163	.128	.095	.070
Net Realized and Unrealized Gain (Loss)
on Investments	2.440	1.971	.960	1.025	.075
Total from Investment Operations	2.620	2.134	1.088	1.120	.145
Distributions
Dividends from Net Investment Income	(.160)	(.154)	(. 098)	(.070)	(.075)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.160)	(.154)	(. 098)	(.070)	(.075)
Net Asset Value, End of Period	$12.75	$10.29	$8.31	$7.32	$6.27

Total Return	25.68%	26.05%	15.06%	17.84%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$429	$276	$202	$155	$128
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.75%	1.63%	1.23%	1.04%
Portfolio Turnover Rate	14%	29%	45%	11%	35%

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount

20

FTSE Social Index Fund

of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

FTSE Social Index Fund

During the year ended August 31, 2014, the fund realized $29,670,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $10,676,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $4,739,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $3,592,000 to offset future net capital gains through August 31, 2019.

At August 31, 2014, the cost of investment securities for tax purposes was $897,755,000. Net unrealized appreciation of investment securities for tax purposes was $333,098,000, consisting of unrealized gains of $355,081,000 on securities that had risen in value since their purchase and $21,983,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $411,871,000 of investment securities and sold $224,204,000 of investment securities, other than temporary cash investments. Purchases and sales include $80,456,000 and $80,094,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	300,900	26,084	167,216	17,268
Issued in Lieu of Cash Distributions	7,650	685	5,980	696
Redeemed	(204,850)	(17,767)	(94,668)	(9,890)
Net Increase (Decrease)—Investor Shares	103,700	9,002	78,528	8,074
Institutional Shares
Issued	136,554	11,664	103,413	10,702
Issued in Lieu of Cash Distributions	4,672	418	2,885	336
Redeemed	(60,787)	(5,293)	(83,083)	(8,450)
Net Increase (Decrease) —Institutional Shares	80,439	6,789	23,215	2,588

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $12,883,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	25.58%	16.89%	7.07%
Returns After Taxes on Distributions	25.19	16.66	6.84
Returns After Taxes on Distributions and Sale of Fund Shares	14.74	13.70	5.73

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,076.01	$1.36
Institutional Shares	1,000.00	1,075.95	0.84
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.89	$1.33
Institutional Shares	1,000.00	1,024.40	0.82
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All rights in a FTSE index (the “Index”) vest in FTSE
Direct Investor Account Services > 800-662-2739	International Limited (“FTSE”). “FTSE®” is a trademark
of London Stock Exchange Group companies and is
Institutional Investor Services > 800-523-1036	used by FTSE under licence. The Vanguard fund (the
Text Telephone for People	“Product”) has been developed solely by Vanguard. The
With Hearing Impairment > 800-749-7273	Index is calculated by FTSE or its agent. FTSE and its
licensors are not connected to and do not sponsor,
This material may be used in conjunction	advise, recommend, endorse, or promote the Product
with the offering of shares of any Vanguard	and do not accept any liability whatsoever to any
fund only if preceded or accompanied by	person arising out of (a) the use of, reliance on, or any
the fund’s current prospectus.	error in the Index or (b) investment in or operation of
the Product. FTSE makes no claim, prediction, warranty,
All comparative mutual fund data are from Lipper, a	or representation either as to the results to be obtained
Thomson Reuters Company, or Morningstar, Inc., unless	from the Product or the suitability of the Index for the
otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102014

Annual Report | August 31, 2014

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

Vanguard’s Principles for Investing Success

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	17
Energy Index Fund	27
Financials Index Fund	37
Health Care Index Fund	49
Industrials Index Fund	60
Information Technology Index Fund	71
Materials Index Fund	82
Telecommunication Services Index Fund	92
Utilities Index Fund	102
Your Fund’s After-Tax Returns	112
About Your Fund’s Expenses	114
Trustees Approve Advisory Arrangements	116
Glossary	117

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns
Fiscal Year Ended August 31, 2014

Admiral™ Shares[1] and ETF Shares[2]

Total
Returns
Vanguard Consumer Discretionary
Index Fund	20.77%
Vanguard Consumer Discretionary ETF
Market Price	20.68
Net Asset Value	20.75
MSCI US IMI/Consumer Discretionary 25/50	20.85
Consumer Services Funds Average[3]	18.00

Vanguard Consumer Staples Index Fund	17.41%
Vanguard Consumer Staples ETF
Market Price	17.43
Net Asset Value	17.42
MSCI US IMI/Consumer Staples 25/50	17.57
Consumer Goods Funds Average[3]	19.12

Vanguard Energy Index Fund	24.32%
Vanguard Energy ETF
Market Price	24.30
Net Asset Value	24.31
MSCI US IMI/Energy 25/50	24.44
Natural Resources Funds Average[3]	24.58

Vanguard Financials Index Fund	21.19%
Vanguard Financials ETF
Market Price	21.31
Net Asset Value	21.20
MSCI US IMI/Financials 25/50	21.32
Financial Services Funds Average[3]	18.37

Vanguard Health Care Index Fund	31.77%
Vanguard Health Care ETF
Market Price	31.82
Net Asset Value	31.76
MSCI US IMI/Health Care 25/50	31.90
Health/Biotechnology Funds Average[3]	34.41

Vanguard Industrials Index Fund	24.84%
Vanguard Industrials ETF
Market Price	24.84
Net Asset Value	24.83
MSCI US IMI/Industrials 25/50	24.99
Industrials Funds Average[3]	22.51

Total
Returns
Vanguard Information Technology
Index Fund	32.05%
Vanguard Information Technology ETF
Market Price	31.98
Net Asset Value	32.04
MSCI US IMI/Information Technology 25/50	32.17
Science and Technology Funds Average[3]	28.20

Vanguard Materials Index Fund	27.18%
Vanguard Materials ETF
Market Price	27.17
Net Asset Value	27.17
MSCI US IMI/Materials 25/50	27.31
Basic Materials Funds Average[3]	19.08

Vanguard Telecommunication Services
Index Fund	17.13%
Vanguard Telecommunication Services ETF
Market Price	17.11
Net Asset Value	17.08
MSCI US IMI/Telecommunication
Services 25/50	17.00
Telecommunication Funds Average[3]	18.89

Vanguard Utilities Index Fund	20.58%
Vanguard Utilities ETF
Market Price	20.55
Net Asset Value	20.55
MSCI US IMI/Utilities 25/50	20.74
Utility Funds Average[3]	22.89

MSCI US IMI/2500	24.94%
1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF ® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and
Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI ® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

The Vanguard U.S. Sector Index Funds notched another strong fiscal year, as a broad-based rally lifted the stocks of all industry sectors.

For the 12 months ended August 31, 2014, returns for the ten funds in this report ranged from about 32% to about 17%.

Each fund tightly tracked its target index. Five surpassed the average return of their industry peer group.

If you hold fund shares in a taxable account, you may wish to review the after-tax returns that appear later in this report.

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market returned about 25% for the 12 months. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at different times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Market Barometer
		Average Annual Total Returns
	Periods Ended August 31, 2014
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World Index ex USA (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

2

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

Each of the ten industry sectors produced double-digit returns
Every sector played a role in the stock market’s advance over the 12 months. Four sectors—information technology, health care, materials, and industrials—exceeded the broad U.S. market’s return. Even the sectors with smaller gains posted impressive results.

Two typically growth-oriented industries—information technology and health care—stood out most, returning more than 30% each. Technology stocks benefited from investors’ continuing shift toward mobile and cloud computing. Makers of hardware—computers, tablets, and smartphones—and companies that specialize in computer storage and peripherals contributed most to the tech fund’s return.

In health care, nearly every segment performed well, with pharmaceutical and biotechnology companies contributing most. Mergers and acquisitions, new drug development, opportunities overseas, and the aging population’s need for increased care helped. Health care providers and medical equipment and supply firms also excelled.

The materials and industrial sectors produced strong results, too, although their performance waned in the period’s second half. Chemical manufacturers and metals and mining firms led in materials, boosted by increased sales and streamlining efforts. In industrials, conglomerates benefited from stronger demand for aerospace and defense equipment and construction machinery as the U.S. manufacturing sector showed signs of improvement.

The six remaining sectors—energy, financials, consumer discretionary, utilities, consumer staples, and telecommunication services—trailed the broad U.S. market but still delivered solid returns.

In energy, integrated oil and gas companies and those that focus on exploration and production were key contributors as global demand for oil remained steady.

Financial stocks also climbed notably. The economic recovery and strong investment environment supported virtually all types of large financial companies, including real estate investment trusts (REITs), banks, and asset managers.

A note on expense ratios

The Fund Profiles that follow this letter display fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. The figures for the Financials Index Fund also include “acquired fund fees and expenses,” which result from the fund’s holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratio entry in the Fund Profile reports the fund’s actual expenses for the period, a more relevant tally of operating costs incurred by shareholders.

Expense Ratios
Your Fund Compared With Its Peer Group

	Admiral	ETF	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.14%	0.14%	1.04%
Consumer Staples Index Fund	0.14	0.14	1.14
Energy Index Fund	0.14	0.14	1.32
Financials Index Fund	0.19	0.19	1.29
Health Care Index Fund	0.14	0.14	1.30
Industrials Index Fund	0.14	0.14	0.99
Information Technology Index Fund	0.14	0.14	1.47
Materials Index Fund	0.14	0.14	0.88
Telecommunication Services Index Fund	0.14	0.14	1.30
Utilities Index Fund	0.14	0.14	1.13
The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the fund expense ratios were: for the Consumer Discretionary Index Fund, 0.12% for
Admiral Shares and 0.12% for ETF Shares; for the Consumer Staples Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares;
for the Energy Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Financials Index Fund, 0.12% for Admiral Shares
and 0.12% for ETF Shares; for the Health Care Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Industrials Index
Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Information Technology Index Fund, 0.12% for Admiral Shares and
0.12% for ETF Shares; for the Materials Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Telecommunication
Services Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Utilities Index Fund, 0.12% for Admiral Shares and
0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.
Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer
Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health
Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund,
Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index Fund,
Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

3

Total Returns
Ten Years Ended August 31, 2014
Average
Annual Return
Consumer Discretionary Index Fund Admiral Shares (Returns since inception: 7/14/2005)	9.36%
Spliced US IMI/Consumer Discretionary 25/50	9.51
Consumer Services Funds Average	8.06
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Consumer Staples Index Fund Admiral Shares	10.68%
Spliced US IMI/Consumer Staples 25/50	10.74
Consumer Goods Funds Average	9.91
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Energy Index Fund Admiral Shares (Returns since inception: 10/7/2004)	12.15%
Spliced US IMI/Energy 25/50	11.99
Natural Resources Funds Average	10.95
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Financials Index Fund Admiral Shares	1.60%
Spliced US IMI/Financials 25/50	1.68
Financial Services Funds Average	1.81
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Health Care Index Fund Admiral Shares	10.88%
Spliced US IMI/Health Care 25/50	11.09
Health/Biotechnology Funds Average	12.43
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Industrials Index Fund Admiral Shares (Returns since inception: 5/8/2006)	7.17%
Spliced US IMI/Industrials 25/50	7.33
Industrials Funds Average	5.99
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Information Technology Index Fund Admiral Shares	10.39%
Spliced US IMI/Information Technology 25/50	10.60
Science and Technology Funds Average	10.16
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Materials Index Fund Admiral Shares	10.19%
Spliced US IMI/Materials 25/50	10.33
Basic Materials Funds Average	7.95
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Telecommunication Services Index Fund Admiral Shares (Returns since inception: 3/11/2005)	8.57%
Spliced US IMI/Telecommunication Services 25/50	7.92
Telecommunication Funds Average	5.58
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Utilities Index Fund Admiral Shares	9.77
Spliced US IMI/Utilities 25/50	9.99
Utility Funds Average	9.52
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Increased confidence in the recovery also helped the consumer discretionary sector, which tends to be highly cyclical and economically sensitive. Media stocks, specialty and internet retailers, hotels, and restaurants all profited as consumers spent more.

Utilities and consumer staples, often viewed as defensive holdings when times are uncertain, can trail the broad market during major upswings. But their performance was not as far behind as you might expect. Utility stocks returned almost 21%, thanks in part to higher natural gas prices earlier in the period. The sector attracted investors looking for dividends at a time of low interest rates. Consumer staples, led by pharmacy chains and soft drink manufacturers, returned about 17%.

Telecom services likewise returned about 17%, led by the largest cellular network providers.

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

4

That’s why Vanguard seeks to minimize costs for all our funds. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 16, 2014

Your Fund’s Performance at a Glance
August 31, 2013–August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$48.34	$57.87	$0.479	$0.000
ETF Shares	93.38	111.79	0.913	0.000
Consumer Staples Index Fund
Admiral Shares	$50.28	$57.74	$1.200	$0.000
ETF Shares	101.97	117.12	2.428	0.000
Energy Index Fund
Admiral Shares	$58.18	$71.06	$1.099	$0.000
ETF Shares	116.47	142.26	2.194	0.000
Financials Index Fund
Admiral Shares	$19.95	$23.72	$0.426	$0.000
ETF Shares	39.80	47.32	0.850	0.000
Health Care Index Fund
Admiral Shares	$44.99	$58.61	$0.569	$0.000
ETF Shares	89.94	117.17	1.136	0.000
Industrials Index Fund
Admiral Shares	$43.24	$53.40	$0.542	$0.000
ETF Shares	84.17	103.95	1.060	0.000
Information Technology Index Fund
Admiral Shares	$39.75	$51.93	$0.479	$0.000
ETF Shares	77.63	101.41	0.944	0.000
Materials Index Fund
Admiral Shares	$46.34	$57.84	$0.964	$0.000
ETF Shares	90.94	113.50	1.899	0.000
Telecommunication Services Index Fund
Admiral Shares	$40.02	$45.07	$1.653	$0.000
ETF Shares	78.54	88.44	3.243	0.000
Utilities Index Fund
Admiral Shares	$40.80	$47.47	$1.555	$0.000
ETF Shares	81.32	94.61	3.098	0.000

5

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VCDAX	VCR
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.20%	1.20%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	388	387	2,499
Median Market Cap $32.4B		$32.4B	$48.7B
Price/Earnings Ratio	23.2x	23.2x	20.7x
Price/Book Ratio	4.2x	4.2x	2.7x
Return on Equity	20.0%	20.0%	18.0%
Earnings Growth Rate 14.4%		14.4%	15.2%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.90
Beta	1.00	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.2%
Apparel Retail	4.6
Apparel, Accessories & Luxury Goods	4.2
Auto Parts & Equipment	4.4
Automobile Manufacturers	4.9
Automotive Retail	2.7
Broadcasting	2.7
Cable & Satellite	10.9
Casinos & Gaming	2.4
Department Stores	1.9
Footwear	2.4
General Merchandise Stores	2.9
Home Improvement Retail	6.6
Homebuilding	1.6
Homefurnishing Retail	1.0
Hotels, Resorts & Cruise Lines	3.2
Internet Retail	9.4
Leisure Products	1.2
Movies & Entertainment	11.9
Publishing	1.0
Restaurants	9.3
Specialty Stores	2.8
Other Consumer Discretionary	6.8

Ten Largest Holdings (% of total net assets)

Walt Disney Co.	Movies & Entertainment	5.3%
Comcast Corp.	Cable & Satellite	5.1
Amazon.com Inc.	Internet Retail	4.8
Home Depot Inc.	Home Improvement Retail	4.6
McDonald’s Corp.	Restaurants	3.3
Time Warner Inc.	Movies & Entertainment	2.4
Twenty-First
Century Fox Inc.	Movies & Entertainment	2.4
Priceline Group Inc.	Internet Retail	2.3
Ford Motor Co.	Automobile Manufacturers	2.3
Starbucks Corp.	Restaurants	2.1
Top Ten		34.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

6

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	20.75%	23.38%	10.26%	$26,555
Consumer Discretionary Index Fund
ETF Shares Market Price	20.68	23.37	10.26	26,548
Spliced US IMI/Consumer Discretionary 25/50	20.85	23.55	10.40	26,890
Consumer Services Funds Average	18.00	19.97	9.12	23,935
MSCI US IMI/2500	24.94	17.33	9.05	23,791
For a benchmark description, see the Glossary. Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(7/14/2005)	Investment
Consumer Discretionary Index Fund Admiral Shares	20.77%	23.38%	9.36%	$226,317
Spliced US IMI/Consumer Discretionary 25/50	20.85	23.55	9.51	229,238
MSCI US IMI/2500	24.94	17.33	8.25	206,195
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	20.68%	185.77%	165.48%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	20.75	185.91	165.55
Spliced US IMI/Consumer Discretionary 25/50	20.85	187.93	168.90

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		20.99%	26.17%	9.47%
Net Asset Value		21.07	26.19	9.48
Admiral Shares	7/14/2005	21.10	26.19	9.26[1]
1 Return since inception.
See Financial Highlights for dividend and capital gains information.

8

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (4.6%)
	Johnson Controls Inc.	328,702	16,044
	Delphi Automotive plc	150,164	10,448
	BorgWarner Inc.	113,147	7,037
*	TRW Automotive Holdings
	Corp.	54,715	5,268
	Autoliv Inc.	46,437	4,815
	Lear Corp.	38,249	3,868
	Goodyear Tire & Rubber Co. 122,411		3,179
*	Visteon Corp.	22,746	2,302
	Gentex Corp.	71,766	2,121
*	Tenneco Inc.	29,800	1,910
	Dana Holding Corp.	77,639	1,803
	Cooper Tire & Rubber Co.	30,253	933
*	Gentherm Inc.	16,211	792
*	Dorman Products Inc.	15,332	687
*	American Axle &
	Manufacturing Holdings
	Inc.	33,622	609
	Drew Industries Inc.	11,180	496
	Standard Motor Products
	Inc.	10,107	380
*	Tower International Inc.	10,193	342
*	Modine Manufacturing Co.	22,595	321
*	Federal-Mogul Holdings
	Corp.	14,718	251
	Superior Industries
	International Inc.	11,043	215
*	Stoneridge Inc.	12,697	158
*	Fox Factory Holding Corp.	9,113	139
			64,118
Automobiles (5.4%)
	Ford Motor Co.	1,825,602	31,784
	General Motors Co.	634,871	22,093
*	Tesla Motors Inc.	42,984	11,593
	Harley-Davidson Inc.	107,988	6,864
	Thor Industries Inc.	23,705	1,273
*	Winnebago Industries Inc.	13,530	335
			73,942
Distributors (0.9%)
	Genuine Parts Co.	75,750	6,646
*	LKQ Corp.	148,636	4,221
	Pool Corp.	22,175	1,257
	Core-Mark Holding Co. Inc.	11,106	535
	Weyco Group Inc.	3,112	84
			12,743
Diversified Consumer Services (1.3%)
	H&R Block Inc.	135,779	4,553
	Service Corp. International	104,747	2,322
	Graham Holdings Co.
	Class B	2,319	1,667
*	Apollo Education Group Inc.	49,903	1,386
	DeVry Education Group Inc.	28,235	1,212
	Sotheby’s	28,974	1,182
*	Grand Canyon Education Inc.	21,851	945

			Market
			Value•
		Shares	($000)
	Matthews International Corp.
	Class A	14,599	674
*	Bright Horizons Family
	Solutions Inc.	16,269	662
	Regis Corp.	26,712	404
*	Ascent Capital Group Inc.
	Class A	6,043	377
^	Weight Watchers
	International Inc.	13,685	338
	Capella Education Co.	5,189	338
*	LifeLock Inc.	22,410	332
*	Strayer Education Inc.	5,394	327
*	K12 Inc.	17,146	323
*	Steiner Leisure Ltd.	7,058	300
*	American Public Education
	Inc.	8,691	264
*	Chegg Inc.	26,736	185
*	Career Education Corp.	30,161	165
	Carriage Services Inc.
	Class A	8,094	151
	Universal Technical Institute
	Inc.	10,320	115
*	Bridgepoint Education Inc.	7,560	95
*,^	ITT Educational Services Inc.	8,305	70
			18,387
Hotels, Restaurants & Leisure (15.2%)
	McDonald’s Corp.	489,150	45,843
	Starbucks Corp.	372,588	28,991
	Yum! Brands Inc.	218,448	15,822
	Las Vegas Sands Corp.	199,758	13,286
*	Chipotle Mexican Grill Inc.
	Class A	15,383	10,440
	Starwood Hotels &
	Resorts Worldwide Inc.	95,099	8,040
	Marriott International Inc.
	Class A	115,831	8,039
	Wynn Resorts Ltd.	40,111	7,737
	Carnival Corp.	190,659	7,222
	Royal Caribbean Cruises Ltd.	82,532	5,262
	Wyndham Worldwide Corp.	63,080	5,106
*	MGM Resorts International	193,352	4,731
*	Hilton Worldwide Holdings
	Inc.	145,403	3,682
	Darden Restaurants Inc.	65,351	3,092
	Dunkin’ Brands Group Inc.	52,204	2,273
	Domino’s Pizza Inc.	27,475	2,073
	International Game
	Technology	121,421	2,047
*	Panera Bread Co. Class A	12,916	1,937
	Brinker International Inc.	32,136	1,571
*	Bally Technologies Inc.	19,271	1,528
*	Norwegian Cruise Line
	Holdings Ltd.	45,838	1,527
	Vail Resorts Inc.	17,837	1,418
*	Buffalo Wild Wings Inc.	9,400	1,389
*	Hyatt Hotels Corp. Class A	20,877	1,275
	Six Flags Entertainment
	Corp.	32,724	1,194

			Market
			Value•
		Shares	($000)
	Jack in the Box Inc.	19,748	1,174
	Burger King Worldwide Inc.	35,129	1,126
	Wendy’s Co.	134,100	1,093
	Cheesecake Factory Inc.	23,910	1,075
	Cracker Barrel Old Country
	Store Inc.	9,366	940
*	Life Time Fitness Inc.	19,628	905
	Aramark	34,221	886
	Choice Hotels International
	Inc.	16,108	872
*	Marriott Vacations Worldwide
	Corp.	14,633	872
	Texas Roadhouse Inc.
	Class A	32,790	872
*	Pinnacle Entertainment Inc.	29,613	740
	Extended Stay America Inc.	30,265	722
	DineEquity Inc.	8,510	708
	Churchill Downs Inc.	6,634	625
*	Bloomin’ Brands Inc.	37,310	621
*	Fiesta Restaurant Group Inc.	12,590	618
	Papa John’s International Inc. 15,118		599
*	Belmond Ltd. Class A	46,483	594
*	Sonic Corp.	26,518	560
*	Krispy Kreme Doughnuts Inc.	32,533	553
	Bob Evans Farms Inc.	12,213	530
	SeaWorld Entertainment Inc.	24,798	516
*	Popeyes Louisiana Kitchen
	Inc.	11,971	480
*	BJ’s Restaurants Inc.	12,220	455
	International Speedway Corp.
	Class A	13,152	440
	Interval Leisure Group Inc.	19,868	430
*	Diamond Resorts
	International Inc.	16,744	419
*	Multimedia Games Holding
	Co. Inc.	13,976	389
*	Caesars Entertainment Corp.	28,619	385
*	Boyd Gaming Corp.	35,904	382
*	Penn National Gaming Inc.	33,335	376
*	Red Robin Gourmet Burgers
	Inc.	6,777	360
*	Denny’s Corp.	43,841	299
	ClubCorp Holdings Inc.	15,978	297
*	Caesars Acquisition Co.
	Class A	23,428	255
*	Del Frisco’s Restaurant
	Group Inc.	11,249	249
*	Scientific Games Corp.
	Class A	23,992	244
*	Biglari Holdings Inc.	655	235
*	Chuy’s Holdings Inc.	7,770	204
	Ruth’s Hospitality Group Inc.	17,167	191
*	Ruby Tuesday Inc.	30,387	188
*	Noodles & Co. Class A	9,104	178
	Marcus Corp.	7,544	137
*	Bravo Brio Restaurant Group
	Inc.	8,600	124
	Speedway Motorsports Inc.	6,371	119

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Potbelly Corp.	7,187	87
*	Isle of Capri Casinos Inc.	10,391	86
	Einstein Noah Restaurant
	Group Inc.	5,077	72
*	Ignite Restaurant Group Inc.	4,596	34
*	Biglari Holdings Inc Rights
	Exp. 09/12/2014	641	14
			209,855
Household Durables (4.1%)
	Whirlpool Corp.	38,515	5,894
	Newell Rubbermaid Inc.	137,420	4,606
*	Mohawk Industries Inc.	30,689	4,481
	Harman International
	Industries Inc.	33,744	3,883
*	Jarden Corp.	60,560	3,621
	Lennar Corp. Class A	85,436	3,347
	PulteGroup Inc.	169,101	3,250
	DR Horton Inc.	144,914	3,142
	Garmin Ltd.	57,571	3,128
*	Toll Brothers Inc.	83,594	2,975
*	NVR Inc.	2,094	2,457
	Leggett & Platt Inc.	68,445	2,402
	Tupperware Brands Corp.	24,999	1,831
*	Tempur Sealy International
	Inc.	29,863	1,748
*	TRI Pointe Homes Inc.	71,520	1,059
	Ryland Group Inc.	22,964	852
*	Helen of Troy Ltd.	14,039	817
*	Meritage Homes Corp.	18,186	751
	KB Home	40,422	717
*	Standard Pacific Corp.	75,909	635
	MDC Holdings Inc.	19,566	568
	La-Z-Boy Inc.	25,934	553
*	iRobot Corp.	13,470	437
*	Universal Electronics Inc.	7,549	413
	Ethan Allen Interiors Inc.	13,045	329
*	Taylor Morrison Home
	Corp. Class A	16,133	320
*	Libbey Inc.	10,588	292
*	Cavco Industries Inc.	3,980	284
*	M/I Homes Inc.	11,347	258
*	Hovnanian Enterprises Inc.
	Class A	55,427	233
*	Beazer Homes USA Inc.	11,881	224
*	William Lyon Homes
	Class A	8,235	210
*	WCI Communities Inc.	8,963	179
	NACCO Industries Inc.
	Class A	2,326	121
	CSS Industries Inc.	4,026	102
*	LGI Homes Inc.	5,119	98
			56,217
Internet & Catalog Retail (10.0%)
*	Amazon.com Inc.	193,555	65,623
*	Priceline Group Inc.	25,951	32,291
*	Netflix Inc.	28,190	13,465
*	Liberty Interactive Corp.
	Class A	228,555	6,747
*	TripAdvisor Inc.	57,869	5,734
	Expedia Inc.	52,144	4,479
*	Groupon Inc. Class A	218,243	1,484
*	HomeAway Inc.	43,303	1,438
*	Liberty Ventures Class A	35,002	1,333
*	Liberty TripAdvisor
	Holdings Inc. Class A	35,002	1,252
	HSN Inc.	16,990	1,029
*	Shutterfly Inc.	18,839	961
*	Orbitz Worldwide Inc.	43,469	356
*	FTD Cos. Inc.	9,196	305

			Market
			Value•
		Shares	($000)
*	Lands’ End Inc.	8,762	302
*	RetailMeNot Inc.	13,700	255
	Nutrisystem Inc.	12,476	204
*	Blue Nile Inc.	6,472	184
*	Overstock.com Inc.	8,531	151
	PetMed Express Inc.	9,548	134
*	1-800-Flowers.com Inc.
	Class A	12,164	63
			137,790
Leisure Products (1.2%)
	Mattel Inc.	167,735	5,785
	Polaris Industries Inc.	30,991	4,505
	Hasbro Inc.	57,812	3,044
	Brunswick Corp.	45,647	1,963
	Sturm Ruger & Co. Inc.	9,508	479
*	Smith & Wesson Holding
	Corp.	27,009	299
	Callaway Golf Co.	38,734	295
	Arctic Cat Inc.	6,796	252
*	LeapFrog Enterprises Inc.	31,077	201
*	Black Diamond Inc.	10,941	93
			16,916
Media (27.6%)
	Walt Disney Co.	814,059	73,168
	Comcast Corp. Class A	981,669	53,727
	Time Warner Inc.	436,463	33,621
	Twenty-First Century Fox
	Inc. Class A	741,832	26,276
	Time Warner Cable Inc.	137,957	20,408
*	DIRECTV	236,041	20,406
	Comcast Corp.	300,140	16,388
	Viacom Inc. Class B	187,368	15,205
	CBS Corp. Class B	240,960	14,286
*	Liberty Global plc	263,927	11,066
	Omnicom Group Inc.	127,978	9,216
*	DISH Network Corp.
	Class A	109,180	7,076
	Twenty-First Century Fox
	Inc.	181,998	6,268
*	Discovery Communications
	Inc.	145,308	6,244
*	Charter Communications
	Inc. Class A	37,495	5,882
*	Sirius XM Holdings Inc.	1,492,793	5,419
*	Liberty Media Corp.	101,908	4,939
*	Liberty Global plc Class A	106,123	4,634
	Interpublic Group of Cos.
	Inc.	209,157	4,085
	Gannett Co. Inc.	111,542	3,766
*	News Corp. Class A	195,250	3,441
	Scripps Networks
	Interactive Inc. Class A	40,220	3,206
*	Discovery Communications
	Inc. Class A	73,068	3,194
*	Liberty Media Corp.
	Class A	46,304	2,280
*	Madison Square Garden
	Co. Class A	31,256	2,090
	Lamar Advertising Co.
	Class A	39,531	2,075
*	AMC Networks Inc.
	Class A	30,063	1,881
	Cinemark Holdings Inc.	51,196	1,807
	Cablevision Systems Corp.
	Class A	96,456	1,785
*	Live Nation Entertainment
	Inc.	69,166	1,519
	John Wiley & Sons Inc.
	Class A	23,174	1,389

			Market
			Value•
		Shares	($000)
	Lions Gate Entertainment
	Corp.	41,978	1,360
*	Starz	41,853	1,310
*	Time Inc.	55,005	1,291
	Sinclair Broadcast Group Inc.
	Class A	33,662	978
	Regal Entertainment Group
	Class A	41,943	883
	Meredith Corp.	17,835	831
	New York Times Co. Class A	66,256	820
*	News Corp. Class B	45,852	791
*	DreamWorks Animation SKG
	Inc. Class A	34,020	743
	Nexstar Broadcasting Group
	Inc. Class A	15,061	687
	Morningstar Inc.	9,858	677
	Scholastic Corp.	12,989	455
*	Loral Space &
	Communications Inc.	6,058	454
	National CineMedia Inc.	29,891	436
*	Carmike Cinemas Inc.	10,710	363
*	Media General Inc.	19,485	300
*	Cumulus Media Inc. Class A	64,470	296
*	EW Scripps Co. Class A	15,536	295
	AMC Entertainment
	Holdings Inc.	10,632	252
	World Wrestling
	Entertainment Inc. Class A	15,119	220
	New Media Investment
	Group Inc.	12,230	214
*,^	SFX Entertainment Inc.	23,930	169
*	Journal Communications Inc.
	Class A	16,028	159
	Harte-Hanks Inc.	22,521	158
*	McClatchy Co. Class A	30,252	136
	Clear Channel Outdoor
	Holdings Inc. Class A	17,570	122
*	Sizmek Inc.	10,956	96
*	Entercom Communications
	Corp. Class A	9,649	88
*	ReachLocal Inc.	3,978	21
			381,352
Multiline Retail (4.8%)
	Target Corp.	297,985	17,900
	Macy’s Inc.	179,292	11,168
*	Dollar General Corp.	153,352	9,813
	Kohl’s Corp.	103,171	6,065
*	Dollar Tree Inc.	102,570	5,500
	Nordstrom Inc.	70,216	4,862
	Family Dollar Stores Inc.	50,480	4,030
*	JC Penney Co. Inc.	149,502	1,615
	Dillard’s Inc. Class A	12,797	1,463
	Big Lots Inc.	28,597	1,326
*,^	Sears Holdings Corp.	26,311	916
*	Burlington Stores Inc.	14,539	519
*	Tuesday Morning Corp.	21,350	375
	Fred’s Inc. Class A	18,039	257
			65,809
Specialty Retail (18.2%)
	Home Depot Inc.	676,684	63,270
	Lowe’s Cos. Inc.	500,729	26,293
	TJX Cos. Inc.	346,453	20,652
*	AutoZone Inc.	16,128	8,690
*	O’Reilly Automotive Inc.	52,555	8,198
	Ross Stores Inc.	105,037	7,922
	L Brands Inc.	122,423	7,817
*	Bed Bath & Beyond Inc.	100,872	6,482
	Tiffany & Co.	63,933	6,453
*	CarMax Inc.	108,993	5,711

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Gap Inc.	121,652	5,614
	Advance Auto Parts Inc.	36,132	4,929
	Best Buy Co. Inc.	146,614	4,676
	Tractor Supply Co.	68,537	4,589
	Signet Jewelers Ltd.	38,120	4,493
	Foot Locker Inc.	72,340	4,059
	Staples Inc.	320,783	3,747
	PetSmart Inc.	46,557	3,332
*	Ulta Salon Cosmetics &
	Fragrance Inc.	30,306	2,949
	Williams-Sonoma Inc.	44,250	2,910
	GameStop Corp. Class A	57,068	2,408
*	Sally Beauty Holdings Inc.	79,815	2,225
	Dick’s Sporting Goods Inc.	48,338	2,179
*	Urban Outfitters Inc.	54,438	2,166
*	AutoNation Inc.	38,298	2,078
	GNC Holdings Inc. Class A	44,994	1,708
	Abercrombie & Fitch Co.	35,971	1,504
*	Cabela’s Inc.	24,408	1,489
	CST Brands Inc.	37,389	1,303
*	Restoration Hardware
	Holdings Inc.	15,379	1,290
*	Office Depot Inc.	248,523	1,272
*	Murphy USA Inc.	23,117	1,259
	American Eagle Outfitters
	Inc.	86,418	1,217
*	Ascena Retail Group Inc.	67,251	1,169
	DSW Inc. Class A	37,068	1,147
	Chico’s FAS Inc.	72,016	1,138
	Penske Automotive Group
	Inc.	22,452	1,077
	Men’s Wearhouse Inc.	19,880	1,074
	Lithia Motors Inc. Class A	11,374	994
*	ANN Inc.	23,271	964
*	Asbury Automotive Group
	Inc.	13,700	955
*	Genesco Inc.	11,701	928
*	Five Below Inc.	21,309	864
	Group 1 Automotive Inc.	10,703	858
	Aaron’s Inc.	31,886	817
*	Lumber Liquidators Holdings
	Inc.	13,690	783
	Monro Muffler Brake Inc.	14,460	748
	Guess? Inc.	31,253	733
	Rent-A-Center Inc.	26,110	727
	Finish Line Inc. Class A	23,816	706
	Buckle Inc.	14,289	703
*	Express Inc.	40,408	701
	Pier 1 Imports Inc.	44,375	699
	Children’s Place Inc.	11,238	604
*	Select Comfort Corp.	26,980	604
*	Conn’s Inc.	13,338	598
	Brown Shoe Co. Inc.	19,886	593
*	Vitamin Shoppe Inc.	15,109	592
*	Hibbett Sports Inc.	12,752	579

			Market
			Value•
		Shares	($000)
*	Outerwall Inc.	8,578	505
*	Barnes & Noble Inc.	19,159	457
	Cato Corp. Class A	13,023	451
	Sonic Automotive Inc.
	Class A	16,877	417
*	Mattress Firm Holding Corp.	6,714	385
*	Zumiez Inc.	11,028	357
*	Francesca’s Holdings Corp.	21,489	301
	Stage Stores Inc.	16,037	280
*	Pep Boys-Manny Moe & Jack	24,118	268
	Haverty Furniture Cos. Inc.	10,035	233
*	MarineMax Inc.	12,122	209
*	Container Store Group Inc.	9,449	200
	Stein Mart Inc.	15,006	187
*	America’s Car-Mart Inc.	3,904	165
	Shoe Carnival Inc.	7,662	165
*	Tile Shop Holdings Inc.	11,592	134
*	Kirkland’s Inc.	7,363	131
*	Sears Hometown and Outlet
	Stores Inc.	6,286	121
	Destination Maternity Corp.	6,213	120
*	Aeropostale Inc.	28,573	120
*	Systemax Inc.	7,798	114
	Big 5 Sporting Goods Corp.	9,346	95
*	West Marine Inc.	8,078	89
	Winmark Corp.	1,079	78
*	New York & Co. Inc.	17,819	61
	bebe stores inc	16,978	56
*	hhgregg Inc.	7,066	51
*	Tilly’s Inc. Class A	4,890	40
			252,029
Textiles, Apparel & Luxury Goods (6.6%)
	NIKE Inc. Class B	346,586	27,224
	VF Corp.	170,334	10,922
*	Michael Kors Holdings Ltd.	96,060	7,696
*	Under Armour Inc. Class A	81,827	5,594
	Ralph Lauren Corp. Class A	30,650	5,186
	Hanesbrands Inc.	49,344	5,067
	Coach Inc.	135,610	4,994
	PVH Corp.	40,795	4,762
*	Fossil Group Inc.	23,904	2,421
	Carter’s Inc.	26,511	2,195
*	Lululemon Athletica Inc.	53,733	2,145
*	Kate Spade & Co.	62,690	2,027
*	Deckers Outdoor Corp.	17,151	1,582
	Wolverine World Wide Inc.	49,577	1,317
*	Skechers U.S.A. Inc. Class A	19,652	1,147
*	Steven Madden Ltd.	29,594	1,006
*	Iconix Brand Group Inc.	21,484	894
*	G-III Apparel Group Ltd.	9,875	815
*	Crocs Inc.	43,809	677
*	Tumi Holdings Inc.	25,125	565
	Columbia Sportswear Co.	6,720	512
	Oxford Industries Inc.	7,027	431

		Market
		Value•
	Shares	($000)
Movado Group Inc.	9,511	353
* Vince Holding Corp.	8,171	297
* Unifi Inc.	8,298	237
* Vera Bradley Inc.	10,711	220
* Quiksilver Inc.	63,577	185
		90,471
Total Common Stocks
(Cost $1,157,032)		1,379,629
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $908)	908,002	908
Total Investments (100.0%)
(Cost $1,157,940)		1,380,537
Other Assets and Liabilities (0.0%)
Other Assets		8,659
Liabilities[2]		(8,336)
		323
Net Assets (100%)		1,380,860

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,161,579
Undistributed Net Investment Income	10,406
Accumulated Net Realized Losses	(13,722)
Unrealized Appreciation (Depreciation)	222,597
Net Assets	1,380,860

Admiral Shares—Net Assets
Applicable to 1,432,705 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	82,906
Net Asset Value Per Share—
Admiral Shares	$57.87

ETF Shares—Net Assets
Applicable to 11,610,827 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,297,954
Net Asset Value Per Share—
ETF Shares	$111.79

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $847,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $908,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	18,194
Interest[1]	1
Securities Lending	196
Total Income	18,391
Expenses
The Vanguard Group—Note B
Investment Advisory Services	222
Management and Administrative—
Admiral Shares	71
Management and Administrative—
ETF Shares	909
Marketing and Distribution—
Admiral Shares	13
Marketing and Distribution—
ETF Shares	263
Custodian Fees	15
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	66
Trustees’ Fees and Expenses	1
Total Expenses	1,592
Net Investment Income	16,799
Realized Net Gain (Loss) on
Investment Securities Sold	209,902
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	703
Net Increase (Decrease) in Net Assets
Resulting from Operations	227,404

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,799	10,937
Realized Net Gain (Loss)	209,902	16,353
Change in Unrealized Appreciation (Depreciation)	703	162,618
Net Increase (Decrease) in Net Assets Resulting from Operations	227,404	189,908
Distributions
Net Investment Income
Admiral Shares	(822)	(348)
ETF Shares	(11,421)	(8,873)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(12,243)	(9,221)
Capital Share Transactions
Admiral Shares	7,048	35,667
ETF Shares	77,692	315,133
Net Increase (Decrease) from Capital Share Transactions	84,740	350,800
Total Increase (Decrease)	299,901	531,487
Net Assets
Beginning of Period	1,080,959	549,472
End of Period[2]	1,380,860	1,080,959
1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,406,000 and $5,850,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$48.34	$37.62	$31.22	$24.76	$21.43
Investment Operations
Net Investment Income	.648	. 579.483		.363	. 307
Net Realized and Unrealized Gain (Loss)
on Investments	9.361	10.741	6.356	6.414	3.251
Total from Investment Operations	10.009	11.320	6.839	6.777	3.558
Distributions
Dividends from Net Investment Income	(.479)	(. 600)	(. 439)	(.317)	(. 228)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.479)	(. 600)	(. 439)	(.317)	(. 228)
Net Asset Value, End of Period	$57.87	$48.34	$37.62	$31.22	$24.76

Total Return[1]	20.77%	30.45%	22.17%	27.36%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$83	$63	$19	$11.0	$5.3
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.44%	1.48%	1.25%	1.28%
Portfolio Turnover Rate[2]	7%	6%	6%	7%	7%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$93.38	$72.65	$60.29	$47.80	$41.37
Investment Operations
Net Investment Income	1.251	1.111	.936	.698	. 581
Net Realized and Unrealized Gain (Loss)
on Investments	18.072	20.771	12.277	12.392	6.286
Total from Investment Operations	19.323	21.882	13.213	13.090	6.867
Distributions
Dividends from Net Investment Income	(.913)	(1.152)	(. 853)	(. 600)	(. 437)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.913)	(1.152)	(. 853)	(. 600)	(. 437)
Net Asset Value, End of Period	$111.79	$93.38	$72.65	$60.29	$47.80

Total Return	20.75%	30.47%	22.18%	27.37%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,298	$1,018	$531	$332	$234
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.44%	1.48%	1.25%	1.28%
Portfolio Turnover Rate[1]	7%	6%	6%	7%	7%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Consumer Discretionary Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $125,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $208,694,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $10,799,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,389,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $13,722,000 to offset future net capital gains. Of this amount, $13,539,000 is subject to expiration dates; $216,000 may be used to offset future net capital gains through August 31, 2016, $4,557,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $183,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $1,157,940,000. Net unrealized appreciation of investment securities for tax purposes was $222,597,000, consisting of unrealized gains of $252,518,000 on securities that had risen in value since their purchase and $29,921,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $626,600,000 of investment securities and sold $537,902,000 of investment securities, other than temporary cash investments. Purchases and sales include $517,794,000 and $451,556,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Consumer Discretionary Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	55,198	1,022	51,053	1,148
Issued in Lieu of Cash Distributions	772	14	298	8
Redeemed	(48,922)	(902)	(15,684)	(361)
Net Increase (Decrease) —Admiral Shares	7,048	134	35,667	795
ETF Shares
Issued	529,357	5,007	354,303	4,101
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(451,665)	(4,300)	(39,170)	(500)
Net Increase (Decrease)—ETF Shares	77,692	707	315,133	3,601

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VCSAX	VDC
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	2.45%	2.45%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	102	101	2,499
Median Market Cap	$61.2B	$61.2B	$48.7B
Price/Earnings Ratio	20.7x	20.7x	20.7x
Price/Book Ratio	4.3x	4.3x	2.7x
Return on Equity	21.6%	21.6%	18.0%
Earnings Growth Rate	8.9%	8.9%	15.2%
Dividend Yield	2.6%	2.6%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.51
Beta	1.00	0.59
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	3.3%
Distillers & Vintners	1.5
Drug Retail	8.0
Food Distributors	1.8
Food Retail	3.7
Household Products	19.6
Hypermarkets & Super Centers	9.3
Packaged Foods & Meats	17.7
Personal Products	2.3
Soft Drinks	18.0
Tobacco	14.0
Other Consumer Staples	0.8

Ten Largest Holdings (% of total net assets)

Procter &
Gamble Co.	Household Products	11.9%
Coca-Cola Co.	Soft Drinks	8.5
PepsiCo Inc.	Soft Drinks	7.2
Philip Morris
International Inc.	Tobacco	6.9
Wal-Mart	Hypermarkets &
Stores Inc.	Super Centers	6.2
CVS Caremark
Corp.	Drug Retail	4.6
Altria Group Inc.	Tobacco	4.6
Mondelez
International Inc.	Packaged Foods & Meats	3.4
Colgate-Palmolive
Co.	Household Products	3.3
Walgreen Co.	Drug Retail	3.1
Top Ten		59.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	17.42%	16.42%	10.69%	$27,618
Consumer Staples Index Fund
ETF Shares Market Price	17.43	16.41	10.70	27,641
Spliced US IMI/Consumer Staples 25/50	17.57	16.59	10.74	27,734
Consumer Goods Funds Average	19.12	15.70	9.91	25,728
MSCI US IMI/2500	24.94	17.33	9.05	23,791
For a benchmark description, see the Glossary. Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	17.41%	16.43%	10.68%	$275,748
Spliced US IMI/Consumer Staples 25/50	17.57	16.59	10.74	277,344
MSCI US IMI/2500	24.94	17.33	9.05	237,905

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	17.43%	113.77%	176.41%
Consumer Staples Index Fund ETF Shares Net Asset Value	17.42	113.88	176.18
Spliced US IMI/Consumer Staples 25/50	17.57	115.43	177.34

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		16.27%	17.91%	10.18%
Net Asset Value		16.36	17.91	10.18
Admiral Shares	1/30/2004	16.37	17.92	10.17

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Beverages (20.3%)
	Coca-Cola Co.	4,411,522	184,049
	PepsiCo Inc.	1,671,153	154,565
*	Constellation Brands Inc.
	Class A	207,290	18,053
	Dr Pepper Snapple Group
	Inc.	258,276	16,251
*	Monster Beverage Corp.	182,031	16,093
	Coca-Cola Enterprises Inc.	331,708	15,849
	Brown-Forman Corp.
	Class B	152,845	14,163
	Molson Coors Brewing Co.
	Class B	189,358	14,003
*	Boston Beer Co. Inc.
	Class A	14,623	3,231
	Coca-Cola Bottling Co.
	Consolidated	16,526	1,229
			437,486
Food & Staples Retailing (22.7%)
	Wal-Mart Stores Inc.	1,756,514	132,617
	CVS Caremark Corp.	1,233,856	98,030
	Walgreen Co.	1,091,284	66,044
	Costco Wholesale Corp.	529,657	64,131
	Kroger Co.	592,516	30,206
	Sysco Corp.	712,732	26,963
	Whole Foods Market Inc.	453,861	17,764
	Safeway Inc.	306,925	10,675
*	Rite Aid Corp.	1,250,738	7,780
*	Sprouts Farmers Market
	Inc.	144,142	4,460
*	United Natural Foods Inc.	69,072	4,441
	Casey’s General Stores
	Inc.	56,316	4,037
*	SUPERVALU Inc.	370,557	3,539
	Andersons Inc.	51,378	3,533
	PriceSmart Inc.	31,964	2,865
	SpartanNash Co.	123,955	2,664
*	Fresh Market Inc.	66,061	2,203
*	Pantry Inc.	76,922	1,628
*	Chefs’ Warehouse Inc.	82,007	1,549
	Weis Markets Inc.	30,690	1,318
	Ingles Markets Inc. Class A	44,931	1,134
	Village Super Market Inc.
	Class A	34,002	780
*	Natural Grocers by Vitamin
	Cottage Inc.	41,845	772
	Roundy’s Inc.	194,113	726
			489,859
Food Products (21.0%)
	Mondelez International Inc.
	Class A	2,034,122	73,615
	Kraft Foods Group Inc.	720,168	42,418
	General Mills Inc.	761,636	40,656
	Archer-Daniels-Midland Co.	792,468	39,512

			Market
			Value•
		Shares	($000)
	Mead Johnson Nutrition
	Co.	247,290	23,641
	Kellogg Co.	330,313	21,460
	Keurig Green Mountain Inc.	156,913	20,920
	Hershey Co.	189,788	17,350
	ConAgra Foods Inc.	519,819	16,738
	Tyson Foods Inc. Class A	414,301	15,768
	Bunge Ltd.	182,240	15,427
	JM Smucker Co.	135,029	13,854
	Campbell Soup Co.	256,021	11,475
	McCormick & Co. Inc.	149,534	10,421
	Hormel Foods Corp.	186,552	9,455
*	WhiteWave Foods Co.
	Class A	238,203	8,342
	Ingredion Inc.	99,343	7,924
*	Hain Celestial Group Inc.	65,792	6,471
*	TreeHouse Foods Inc.	60,558	4,997
	Flowers Foods Inc.	253,618	4,966
*	Darling Ingredients Inc.	235,981	4,550
*	Pilgrim’s Pride Corp.	137,716	4,114
	Sanderson Farms Inc.	35,935	3,353
	Pinnacle Foods Inc.	88,144	2,852
*	Post Holdings Inc.	76,036	2,811
	Lancaster Colony Corp.	31,775	2,809
	Cal-Maine Foods Inc.	32,993	2,610
	B&G Foods Inc.	84,299	2,546
	J&J Snack Foods Corp.	26,812	2,539
	Dean Foods Co.	146,057	2,363
	Fresh Del Monte Produce
	Inc.	73,390	2,344
	Snyder’s-Lance Inc.	84,229	2,296
*	Chiquita Brands
	International Inc.	125,672	1,747
*	Boulder Brands Inc.	127,462	1,716
*	Diamond Foods Inc.	60,201	1,660
	Calavo Growers Inc.	38,503	1,500
	Tootsie Roll Industries Inc.	47,006	1,328
*	Annie’s Inc.	39,022	1,244
	Limoneira Co.	37,918	919
*	Seneca Foods Corp.
	Class A	28,529	861
			451,572
Household Products (19.6%)
	Procter & Gamble Co.	3,075,171	255,577
	Colgate-Palmolive Co.	1,113,224	72,059
	Kimberly-Clark Corp.	458,889	49,560
	Clorox Co.	159,690	14,149
	Church & Dwight Co. Inc.	172,996	11,805
	Energizer Holdings Inc.	79,554	9,667
	Spectrum Brands Holdings
	Inc.	39,746	3,442
*	Harbinger Group Inc.	179,434	2,324
	WD-40 Co.	30,622	2,104
*	Central Garden and Pet Co.
	Class A	105,711	952
*	Central Garden and Pet Co.	79,668	702
			422,341

			Market
			Value•
		Shares	($000)
	Other (0.0%)
*	Energy Transfer Partners LP	120	7

	Personal Products (2.3%)
	Estee Lauder Cos. Inc.
	Class A	289,351	22,231
	Avon Products Inc.	558,058	7,835
	Herbalife Ltd.	117,535	5,992
	Nu Skin Enterprises Inc.
	Class A	78,673	3,518
	Coty Inc. Class A	118,586	2,039
*	Revlon Inc. Class A	45,759	1,554
*	Medifast Inc.	45,527	1,530
	Inter Parfums Inc.	49,159	1,497
*	USANA Health Sciences
	Inc.	20,036	1,463
*	Elizabeth Arden Inc.	65,146	1,114
			48,773
	Tobacco (14.0%)
	Philip Morris International
	Inc.	1,726,802	147,780
	Altria Group Inc.	2,274,831	98,000
	Lorillard Inc.	466,938	27,876
	Reynolds American Inc.	406,565	23,772
	Vector Group Ltd.	114,169	2,727
	Universal Corp.	39,745	2,097
			302,252
	Total Common Stocks
	(Cost $1,713,220)		2,152,290
Temporary Cash Investment (0.1%)
	Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund, 0.113%
	(Cost $2,029)	2,029,181	2,029
	Total Investments (100.0%)
	(Cost $1,715,249)		2,154,319
Other Assets and Liabilities (0.0%)
	Other Assets		22,802
	Liabilities		(23,608)
			(806)
	Net Assets (100%)		2,153,513

Consumer Staples Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,690,803
Undistributed Net Investment Income	29,359
Accumulated Net Realized Losses	(5,719)
Unrealized Appreciation (Depreciation)	439,070
Net Assets	2,153,513

Admiral Shares—Net Assets
Applicable to 3,770,891 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	217,749
Net Asset Value Per Share—
Admiral Shares	$57.74

ETF Shares—Net Assets
Applicable to 16,528,642 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,935,764
Net Asset Value Per Share—
ETF Shares	$117.12

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	50,048
Interest[1]	2
Securities Lending	55
Total Income	50,105
Expenses
The Vanguard Group—Note B
Investment Advisory Services	307
Management and Administrative—
Admiral Shares	166
Management and Administrative—
ETF Shares	1,256
Marketing and Distribution—
Admiral Shares	35
Marketing and Distribution—
ETF Shares	351
Custodian Fees	21
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	105
Trustees’ Fees and Expenses	1
Total Expenses	2,275
Net Investment Income	47,830
Realized Net Gain (Loss) on
Investment Securities Sold	105,124
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	140,426
Net Increase (Decrease) in Net Assets
Resulting from Operations	293,380

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,830	40,503
Realized Net Gain (Loss)	105,124	41,476
Change in Unrealized Appreciation (Depreciation)	140,426	122,556
Net Increase (Decrease) in Net Assets Resulting from Operations	293,380	204,535
Distributions
Net Investment Income
Admiral Shares	(4,382)	(3,154)
ETF Shares	(37,204)	(33,224)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(41,586)	(36,378)
Capital Share Transactions
Admiral Shares	15,610	55,049
ETF Shares	229,831	218,086
Net Increase (Decrease) from Capital Share Transactions	245,441	273,135
Total Increase (Decrease)	497,235	441,292
Net Assets
Beginning of Period	1,656,278	1,214,986
End of Period[2]	2,153,513	1,656,278
1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,359,000 and $23,115,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$50.28	$44.44	$38.94	$32.92	$30.62
Investment Operations
Net Investment Income	1.281	1.287	1.077	.956	.860[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.379	5.832	5.357	6.013	2.290
Total from Investment Operations	8.660	7.119	6.434	6.969	3.150
Distributions
Dividends from Net Investment Income	(1.200)	(1.279)	(. 934)	(. 949)	(.850)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.200)	(1.279)	(. 934)	(. 949)	(.850)
Net Asset Value, End of Period	$57.74	$50.28	$44.44	$38.94	$32.92

Total Return[2]	17.41%	16.44%	16.81%	21.39%	10.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$175	$105	$57	$30
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.80%	2.80%	2.74%	2.61%
Portfolio Turnover Rate[3]	5%	10%	7%	7%	7%
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$101.97	$90.12	$78.96	$66.72	$62.07
Investment Operations
Net Investment Income	2.602	2.606	2.180	1.933	1.753[1]
Net Realized and Unrealized Gain (Loss)
on Investments	14.976	11.835	10.874	12.213	4.635
Total from Investment Operations	17.578	14.441	13.054	14.146	6.388
Distributions
Dividends from Net Investment Income	(2.428)	(2.591)	(1.894)	(1.906)	(1.738)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.428)	(2.591)	(1.894)	(1.906)	(1.738)
Net Asset Value, End of Period	$117.12	$101.97	$90.12	$78.96	$66.72

Total Return	17.42%	16.43%	16.80%	21.41%	10.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,936	$1,481	$1,110	$782	$547
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.80%	2.80%	2.74%	2.61%
Portfolio Turnover Rate[2]	5%	10%	7%	7%	7%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Consumer Staples Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $202,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $97,612,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $30,241,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $7,694,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $5,537,000 to offset future net capital gains through August 31, 2018.

At August 31, 2014, the cost of investment securities for tax purposes was $1,715,431,000. Net unrealized appreciation of investment securities for tax purposes was $438,888,000, consisting of unrealized gains of $450,153,000 on securities that had risen in value since their purchase and $11,265,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $583,718,000 of investment securities and sold $332,647,000 of investment securities, other than temporary cash investments. Purchases and sales include $431,513,000 and $243,060,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Consumer Staples Index Fund

F. Capital share transactions for each class of shares were:

		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	69,898	1,286	95,838	1,984
Issued in Lieu of Cash Distributions	3,879	73	2,782	63
Redeemed	(58,167)	(1,074)	(43,571)	(914)
Net Increase (Decrease) —Admiral Shares	15,610	285	55,049	1,133
ETF Shares
Issued	476,843	4,205	340,208	3,502
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(247,012)	(2,200)	(122,122)	(1,300)
Net Increase (Decrease)—ETF Shares	229,831	2,005	218,086	2,202

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VENAX	VDE
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.92%	1.92%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	163	162	2,499
Median Market Cap	$57.1B	$57.1B	$48.7B
Price/Earnings Ratio	19.3x	19.3x	20.7x
Price/Book Ratio	2.2x	2.2x	2.7x
Return on Equity	15.5%	15.5%	18.0%
Earnings Growth Rate	8.1%	8.1%	15.2%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.80
Beta	1.00	1.38
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels	0.8%
Integrated Oil & Gas	36.6
Oil & Gas Drilling	2.7
Oil & Gas Equipment & Services	17.8
Oil & Gas Exploration & Production	28.5
Oil & Gas Refining & Marketing	6.3
Oil & Gas Storage & Transportation	7.3

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	19.9%
Chevron Corp.	Integrated Oil & Gas	11.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.7
ConocoPhillips	Oil & Gas Exploration
	& Production	4.7
Occidental
Petroleum Corp.	Integrated Oil & Gas	3.8
EOG Resources	Oil & Gas Exploration
Inc.	& Production	2.8
Halliburton Co.	Oil & Gas Equipment
	& Services	2.7
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.7
Phillips 66	Oil & Gas Refining
	& Marketing	2.3
Williams Cos. Inc.	Oil & Gas Storage
	& Transportation	1.9
Top Ten		59.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2014
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(9/23/2004)	Investment
Energy Index Fund
ETF Shares Net Asset Value	24.31%	15.56%	12.74%	$32,929
Energy Index Fund
ETF Shares Market Price	24.30	15.53	12.74	32,929
Spliced US IMI/Energy 25/50	24.44	15.34	12.61	32,535
Natural Resources Funds Average	24.58	14.31	11.52	29,549
MSCI US IMI/2500	24.94	17.33	9.02	23,578
For a benchmark description, see the Glossary.
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(10/7/2004)	Investment
Energy Index Fund Admiral Shares	24.32%	15.56%	12.15%	$311,025
Spliced US IMI/Energy 25/50	24.44	15.34	11.99	306,824
MSCI US IMI/2500	24.94	17.33	8.82	230,826
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2014
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Energy Index Fund ETF Shares Market Price	24.30%	105.81%	229.29%
Energy Index Fund ETF Shares Net Asset Value	24.31	106.07	229.29
Spliced US IMI/Energy 25/50	24.44	104.09	225.35
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		30.34%	17.40%	13.12%
Net Asset Value		30.37	17.39	13.12
Admiral Shares	10/7/2004	30.37	17.39	12.51

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (20.6%)
	Oil & Gas Drilling (2.8%)
	Ensco plc Class A	440,904	22,257
	Helmerich & Payne Inc.	204,132	21,444
	Nabors Industries Ltd.	505,426	13,753
	Noble Corp. plc	479,063	13,634
	Patterson-UTI Energy Inc.	272,325	9,406
	Rowan Cos. plc Class A	234,407	7,107
*	Atwood Oceanics Inc.	115,082	5,686
^	Diamond Offshore Drilling
	Inc.	129,146	5,675
*	Unit Corp.	84,126	5,536
*	Pioneer Energy Services
	Corp.	118,330	1,820
*	Paragon Offshore plc	159,687	1,488
*	Parker Drilling Co.	226,811	1,424
*	Hercules Offshore Inc.	302,783	1,021
*	Vantage Drilling Co.	375,897	669

	Oil & Gas Equipment & Services (17.8%)
	Schlumberger Ltd.	2,452,667	268,910
	Halliburton Co.	1,592,653	107,679
	National Oilwell Varco Inc.	808,049	69,840
	Baker Hughes Inc.	822,049	56,837
*	Weatherford
	International plc	1,447,705	34,296
*	Cameron International
	Corp.	385,161	28,629
*	FMC Technologies Inc.	443,721	27,440
	Oceaneering International
	Inc.	203,591	14,162
	Core Laboratories NV	84,614	13,368
	Superior Energy Services
	Inc.	295,071	10,575
*	Dresser-Rand Group Inc.	144,159	9,990
*	Dril-Quip Inc.	76,957	7,809
*	Oil States International Inc.	90,489	5,841
	Exterran Holdings Inc.	113,134	5,276
*	Helix Energy Solutions
	Group Inc.	188,951	5,162
	Bristow Group Inc.	66,969	4,887
	Tidewater Inc.	93,720	4,768
	CARBO Ceramics Inc.	39,236	4,221
*	Forum Energy
	Technologies Inc.	114,657	3,904
*	McDermott International
	Inc.	447,624	3,223
*	SEACOR Holdings Inc.	36,952	3,015
	RPC Inc.	123,797	2,819
*	Hornbeck Offshore
	Services Inc.	61,572	2,688
*	C&J Energy Services Inc.	83,589	2,398
*	Newpark Resources Inc.	159,797	1,970
	Gulfmark Offshore Inc.	48,301	1,942
*	TETRA Technologies Inc.	148,730	1,755
*	Seventy Seven Energy Inc.	71,546	1,679

			Market
			Value•
		Shares	($000)
*	Key Energy Services Inc.	260,355	1,640
*	Basic Energy Services Inc.	65,156	1,578
	Frank’s International NV	72,335	1,458
*	Matrix Service Co.	49,598	1,399
	Tesco Corp.	64,307	1,365
*	RigNet Inc.	24,865	1,161
*	Geospace Technologies
	Corp.	24,837	1,021
*	PHI Inc.	22,554	964
*	Era Group Inc.	36,440	933
*	ION Geophysical Corp.	247,309	853
*	Willbros Group Inc.	75,495	826
*	Natural Gas Services Group
	Inc.	23,444	696
	Gulf Island Fabrication Inc.	26,045	549
*,^	Nuverra Environmental
	Solutions Inc.	29,514	399
			830,845
Oil, Gas & Consumable Fuels (79.4%)
	Coal & Consumable Fuels (0.8%)
	CONSOL Energy Inc.	433,918	17,478
	Peabody Energy Corp.	511,320	8,120
*	Cloud Peak Energy Inc.	114,894	1,805
*	Alpha Natural Resources
	Inc.	416,387	1,645
	Arch Coal Inc.	397,794	1,213
*	Solazyme Inc.	107,404	1,007

	Integrated Oil & Gas (36.5%)
	Exxon Mobil Corp.	8,098,643	805,491
	Chevron Corp.	3,590,099	464,738
	Occidental Petroleum
	Corp.	1,481,559	153,682
	Hess Corp.	533,441	53,931

	Oil & Gas Exploration & Production (28.5%)
	ConocoPhillips	2,315,319	188,050
	EOG Resources Inc.	1,030,704	113,254
	Anadarko Petroleum Corp.	952,590	107,347
	Apache Corp.	727,338	74,065
	Pioneer Natural Resources
	Co.	269,789	56,291
	Devon Energy Corp.	730,969	55,130
	Marathon Oil Corp.	1,275,350	53,169
	Noble Energy Inc.	680,163	49,067
*	Concho Resources Inc.	210,806	29,943
	EQT Corp.	286,287	28,360
*	Southwestern Energy Co.	666,034	27,427
	Chesapeake Energy Corp.	1,005,281	27,344
	Cabot Oil & Gas Corp.	787,029	26,397
	Range Resources Corp.	309,218	24,301
	Cimarex Energy Co.	164,090	23,819
*	Whiting Petroleum Corp.	224,470	20,799
	Murphy Oil Corp.	321,687	20,096
*	Continental Resources Inc.	87,718	14,148
*	Newfield Exploration Co.	256,938	11,516
	QEP Resources Inc.	322,418	11,468

			Value•
		Shares	($000)
	Denbury Resources Inc.	662,685	11,411
	SM Energy Co.	126,394	11,254
	Energen Corp.	137,160	11,039
*	WPX Energy Inc.	361,898	9,634
*	Gulfport Energy Corp.	160,988	9,418
*	Oasis Petroleum Inc.	190,731	9,382
*	Cobalt International Energy
	Inc.	544,045	8,351
*	Kodiak Oil & Gas Corp.	502,265	8,172
*	Diamondback Energy Inc.	89,530	7,731
*,^	Ultra Petroleum Corp.	288,644	7,658
	LinnCo LLC	242,224	7,618
*	Athlon Energy Inc.	127,882	5,952
*	Rosetta Resources Inc.	115,817	5,791
*	Antero Resources Corp.	98,754	5,713
*	Carrizo Oil & Gas Inc.	81,475	5,110
*	PDC Energy Inc.	67,484	4,055
*	Bonanza Creek Energy Inc.	60,974	3,744
*	Stone Energy Corp.	104,512	3,678
*,^	SandRidge Energy Inc.	697,628	3,656
*	Gran Tierra Energy Inc.	534,166	3,584
*	Matador Resources Co.	130,990	3,584
*	Sanchez Energy Corp.	98,628	3,273
*	Laredo Petroleum Inc.	135,381	3,200
*,^	Halcon Resources Corp.	475,434	2,615
	Energy XXI Bermuda Ltd.	158,196	2,610
*	Kosmos Energy Ltd.	219,159	2,196
*	Magnum Hunter Resources
	Corp.	317,462	2,194
*	Bill Barrett Corp.	93,681	2,133
	Comstock Resources Inc.	85,699	2,089
*	Penn Virginia Corp.	123,611	1,857
*	Northern Oil and Gas Inc.	109,209	1,840
*	EP Energy Corp. Class A	92,401	1,786
^	EXCO Resources Inc.	308,434	1,490
*	Goodrich Petroleum Corp.	66,770	1,476
*	Triangle Petroleum Corp.	121,526	1,457
*	Rex Energy Corp.	91,848	1,403
*	Clayton Williams Energy
	Inc.	11,460	1,357
*	Approach Resources Inc.	70,500	1,261
*	Contango Oil & Gas Co.	30,875	1,223
	W&T Offshore Inc.	71,217	1,063
*	Swift Energy Co.	82,606	938
*	VAALCO Energy Inc.	101,026	924
*	Emerald Oil Inc.	99,014	847
*	Resolute Energy Corp.	94,504	759
*	PetroQuest Energy Inc.	99,474	663
*	Ring Energy Inc.	33,646	578
*	Midstates Petroleum Co.
	Inc.	66,280	468
*	TransAtlantic Petroleum Ltd.	41,984	461
*	BPZ Resources Inc.	186,641	457
	Evolution Petroleum Corp.	43,103	432
*	Quicksilver Resources Inc.	202,360	269
*	Apco Oil and Gas
	International Inc.	15,915	226

Energy Index Fund

		Market
		Value•
	Shares	($000)
Oil & Gas Refining & Marketing (6.3%)
Phillips 66	1,067,189	92,867
Valero Energy Corp.	1,006,502	54,492
Marathon Petroleum Corp.	544,268	49,534
HollyFrontier Corp.	356,217	17,822
Tesoro Corp.	244,090	15,802
World Fuel Services Corp.	135,645	6,020
Western Refining Inc.	105,322	4,901
PBF Energy Inc. Class A	165,225	4,694
Delek US Holdings Inc.	100,515	3,516
Green Plains Inc.	51,804	2,315
^ CVR Energy Inc.	32,768	1,626
*,^ Clean Energy Fuels Corp.	135,506	1,351
Alon USA Energy Inc.	52,250	869

Oil & Gas Storage & Transportation (7.3%)
Williams Cos. Inc.	1,323,964	78,696
Spectra Energy Corp.	1,265,149	52,706
Kinder Morgan Inc.	1,260,427	50,745
* Cheniere Energy Inc.	426,265	34,212
ONEOK Inc.	392,124	27,527
* Kinder Morgan
Management LLC	196,246	19,177
Targa Resources Corp.	71,599	9,992
^ Plains GP Holdings LP
Class A	255,946	7,899
SemGroup Corp. Class A	80,344	7,049
* Enbridge Energy
Management LLC	94,310	3,378
EnLink Midstream LLC	77,328	3,178
		3,211,549
Total Common Stocks
(Cost $3,123,537)		4,042,394
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $9,368)	9,368,201	9,368
Total Investments (100.2%)
(Cost $3,132,905)		4,051,762
Other Assets and Liabilities (–0.2%)
Other Assets		28,383
Liabilities[2]		(37,939)
		(9,556)
Net Assets (100%)		4,042,206

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,150,430
Undistributed Net Investment Income	46,636
Accumulated Net Realized Losses	(73,717)
Unrealized Appreciation (Depreciation)	918,857
Net Assets	4,042,206

Admiral Shares—Net Assets
Applicable to 8,092,711 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	575,091
Net Asset Value Per Share—
Admiral Shares	$71.06

ETF Shares—Net Assets
Applicable to 24,371,918 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,467,115
Net Asset Value Per Share—
ETF Shares	$142.26

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,027,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $9,368,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	68,924
Interest[1]	3
Securities Lending	348
Total Income	69,275
Expenses
The Vanguard Group—Note B
Investment Advisory Services	522
Management and Administrative—
Admiral Shares	401
Management and Administrative—
ETF Shares	2,252
Marketing and Distribution—
Admiral Shares	106
Marketing and Distribution—
ETF Shares	453
Custodian Fees	35
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	6
Shareholders’ Reports—ETF Shares	149
Trustees’ Fees and Expenses	2
Total Expenses	3,958
Net Investment Income	65,317
Realized Net Gain (Loss) on
Investment Securities Sold	145,782
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	485,296
Net Increase (Decrease) in Net Assets
Resulting from Operations	696,395

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,317	49,221
Realized Net Gain (Loss)	145,782	19,745
Change in Unrealized Appreciation (Depreciation)	485,296	264,452
Net Increase (Decrease) in Net Assets Resulting from Operations	696,395	333,418
Distributions
Net Investment Income
Admiral Shares	(9,355)	(4,899)
ETF Shares	(44,452)	(36,201)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(53,807)	(41,100)
Capital Share Transactions
Admiral Shares	20,148	156,997
ETF Shares	664,185	95,107
Net Increase (Decrease) from Capital Share Transactions	684,333	252,104
Total Increase (Decrease)	1,326,921	544,422
Net Assets
Beginning of Period	2,715,285	2,170,863
End of Period[2]	4,042,206	2,715,285

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $46,636,000 and $35,126,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$58.18	$51.63	$50.17	$37.58	$37.34
Investment Operations
Net Investment Income	1.164	1.108	.913	.708	.654
Net Realized and Unrealized Gain (Loss)
on Investments	12.815	6.439	1.358	12.508	.166
Total from Investment Operations	13.979	7.547	2.271	13.216	. 820
Distributions
Dividends from Net Investment Income	(1.099)	(. 997)	(.811)	(. 626)	(. 580)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.099)	(. 997)	(.811)	(. 626)	(. 580)
Net Asset Value, End of Period	$71.06	$58.18	$51.63	$50.17	$37.58

Total Return[1]	24.32%	14.86%	4.61%	35.21%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$575	$460	$254	$237	$131
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.02%	1.81%	1.48%	1.71%
Portfolio Turnover Rate[2]	4%	9%	12%	11%	16%
1 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$116.47	$103.35	$100.41	$75.20	$74.74
Investment Operations
Net Investment Income	2.329	2.215	1.827	1.417	1.312
Net Realized and Unrealized Gain (Loss)
on Investments	25.655	12.899	2.731	25.040	.341
Total from Investment Operations	27.984	15.114	4.558	26.457	1.653
Distributions
Dividends from Net Investment Income	(2.194)	(1.994)	(1.618)	(1.247)	(1.193)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.194)	(1.994)	(1.618)	(1.247)	(1.193)
Net Asset Value, End of Period	$142.26	$116.47	$103.35	$100.41	$75.20

Total Return	24.31%	14.85%	4.60%	35.22%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,467	$2,255	$1,917	$1,782	$1,041
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.02%	1.81%	1.48%	1.71%
Portfolio Turnover Rate[1]	4%	9%	12%	11%	16%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Energy Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $399,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $145,840,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $48,275,000 of ordinary income available for distribution. At August 31, 2014, the fund had available capital losses totaling $73,716,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $5,432,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $3,132,905,000. Net unrealized appreciation of investment securities for tax purposes was $918,857,000, consisting of unrealized gains of $993,025,000 on securities that had risen in value since their purchase and $74,168,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $1,173,332,000 of investment securities and sold $476,932,000 of investment securities, other than temporary cash investments. Purchases and sales include $831,252,000 and $331,683,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Energy Index Fund

F. Capital share transactions for each class of shares were:

		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	202,436	3,067	223,171	4,202
Issued in Lieu of Cash Distributions	8,197	133	3,807	74
Redeemed	(190,485)	(3,018)	(69,981)	(1,277)
Net Increase (Decrease) —Admiral Shares	20,148	182	156,997	2,999
ETF Shares
Issued	995,909	7,611	159,376	1,409
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(331,724)	(2,600)	(64,269)	(600)
Net Increase (Decrease)—ETF Shares	664,185	5,011	95,107	809

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VFAIX	VFH
Expense Ratio[1]	0.19%	0.19%
30-Day SEC Yield	2.09%	2.09%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	541	540	2,499
Median Market Cap	$30.1B	$30.1B	$48.7B
Price/Earnings Ratio	17.7x	17.7x	20.7x
Price/Book Ratio	1.4x	1.4x	2.7x
Return on Equity	9.9%	9.9%	18.0%
Earnings Growth Rate	26.3%	26.3%	15.2%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.88
Beta	1.00	1.22
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.3%
Consumer Finance	5.3
Diversified Banks	23.9
Diversified REITs	1.9
Health Care REITs	2.3
Hotel & Resort REITs	1.3
Insurance Brokers	1.9
Investment Banking & Brokerage	5.3
Life & Health Insurance	5.1
Mortgage REITs	1.8
Multi-line Insurance	3.6
Multi-Sector Holdings	4.6
Office REITs	2.3
Property & Casualty Insurance	5.9
Regional Banks	9.3
Reinsurance	1.2
Residential REITs	2.9
Retail REITs	4.3
Specialized Finance	2.8
Specialized REITs	3.9
Thrifts & Mortgage Finance	1.3
Other Financials	1.8

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	6.9%
JPMorgan Chase
& Co.	Diversified Banks	6.0
Bank of America
Corp.	Diversified Banks	4.5
Citigroup Inc.	Diversified Banks	4.2
Berkshire
Hathaway Inc.	Multi-Sector Holdings	4.1
American
Express Co.	Consumer Finance	2.3
American
International
Group Inc.	Multi-line Insurance	2.1
US Bancorp	Diversified Banks	2.1
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.0
Simon Property
Group Inc.	Retail REITs	1.4
Top Ten		35.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund
ETF Shares Net Asset Value	21.20%	12.09%	1.61%	$11,737
Financials Index Fund
ETF Shares Market Price	21.31	12.08	1.64	11,765
Spliced US IMI/Financials 25/50	21.32	12.21	1.68	11,815
Financial Services Funds Average	18.37	11.43	1.81	11,869
MSCI US IMI/2500	24.94	17.33	9.05	23,791
For a benchmark description, see the Glossary.
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	21.19%	12.10%	1.60%	$117,197
Spliced US IMI/Financials 25/50	21.32	12.21	1.68	118,153
MSCI US IMI/2500	24.94	17.33	9.05	237,905

See Financial Highlights for dividend and capital gains information

Financials Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	21.31%	76.89%	17.65%
Financials Index Fund ETF Shares Net Asset Value	21.20	76.94	17.37
Spliced US IMI/Financials 25/50	21.32	77.87	18.15

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		18.42%	16.17%	1.58%
Net Asset Value		18.62	16.18	1.58
Admiral Shares	2/4/2004	18.62	16.16	1.57

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Banks (33.3%)
	Wells Fargo & Co.	3,143,924	161,723
	JPMorgan Chase & Co.	2,378,493	141,401
	Bank of America Corp.	6,608,523	106,331
	Citigroup Inc.	1,909,093	98,605
	US Bancorp	1,140,033	48,201
	PNC Financial Services
	Group Inc.	335,835	28,462
	BB&T Corp.	451,346	16,849
	SunTrust Banks Inc.	336,206	12,803
	Fifth Third Bancorp	535,551	10,928
	M&T Bank Corp.	74,403	9,198
	Regions Financial Corp.	866,091	8,791
	KeyCorp	554,805	7,551
	CIT Group Inc.	121,415	5,823
	Comerica Inc.	114,366	5,757
	Huntington Bancshares Inc.	519,885	5,118
	First Republic Bank	82,147	4,017
	Zions Bancorporation	127,362	3,711
*	Signature Bank	29,706	3,519
*	SVB Financial Group	31,319	3,486
	East West Bancorp Inc.	90,523	3,154
	Cullen/Frost Bankers Inc.	34,453	2,708
	PacWest Bancorp	60,969	2,557
	Prosperity Bancshares Inc.	41,465	2,504
	Commerce Bancshares Inc.	54,263	2,503
	Investors Bancorp Inc.	225,290	2,390
	City National Corp.	31,148	2,364
	Umpqua Holdings Corp.	123,044	2,150
	Synovus Financial Corp.	87,211	2,106
*	Popular Inc.	64,896	2,009
	First Niagara Financial
	Group Inc.	222,042	1,932
	BankUnited Inc.	60,491	1,909
	Associated Banc-Corp	101,387	1,843
	First Horizon National Corp.	148,181	1,802
	FirstMerit Corp.	103,491	1,784
	Hancock Holding Co.	51,624	1,716
	Webster Financial Corp.	56,733	1,674
	Bank of Hawaii Corp.	27,964	1,623
	TCF Financial Corp.	98,537	1,557
*	Texas Capital Bancshares
	Inc.	26,844	1,449
	Bank of the Ozarks Inc.	45,032	1,439
	UMB Financial Corp.	24,163	1,395
	Fulton Financial Corp.	120,305	1,388
	PrivateBancorp Inc.	46,734	1,379
	Wintrust Financial Corp.	27,577	1,284
	United Bankshares Inc.	38,817	1,279
	Glacier Bancorp Inc.	46,715	1,272
	Iberiabank Corp.	19,355	1,263
	Cathay General Bancorp	47,281	1,231
	FNB Corp.	98,692	1,220
	Susquehanna Bancshares
	Inc.	117,809	1,216
	Valley National Bancorp	118,942	1,189
*	Western Alliance Bancorp	49,337	1,165

			Market
			Value•
		Shares	($000)
	BancorpSouth Inc.	53,938	1,142
	MB Financial Inc.	39,947	1,130
	BOK Financial Corp.	15,198	1,024
	Trustmark Corp.	40,193	954
	Old National Bancorp	72,413	948
	International Bancshares
	Corp.	35,857	945
	First Financial Bankshares
	Inc.	32,119	944
	First Citizens BancShares
	Inc. Class A	4,043	929
	CVB Financial Corp.	59,556	926
	Home BancShares Inc.	30,644	912
	Community Bank System
	Inc.	25,516	902
	South State Corp.	15,156	888
	Columbia Banking System
	Inc.	32,240	839
	Westamerica
	Bancorporation	16,624	804
	First Midwest Bancorp Inc.	47,006	792
	Pinnacle Financial Partners
	Inc.	21,006	753
	National Penn Bancshares
	Inc.	74,164	742
	BBCN Bancorp Inc.	47,182	689
	Union Bankshares Corp.	28,014	662
	NBT Bancorp Inc.	27,570	662
	Sterling Bancorp	50,066	634
	ViewPoint Financial Group
	Inc.	23,841	621
	Boston Private Financial
	Holdings Inc.	50,215	610
	First Financial Bancorp	36,076	599
	Chemical Financial Corp.	20,382	578
	Park National Corp.	7,230	563
	Independent Bank Corp.	14,959	551
	WesBanco Inc.	17,456	542
	Renasant Corp.	18,635	539
	National Bank Holdings
	Corp. Class A	26,043	529
	First Commonwealth
	Financial Corp.	59,280	525
*	Eagle Bancorp Inc.	14,713	493
	Banner Corp.	12,236	482
	S&T Bancorp Inc.	18,646	465
*	Capital Bank Financial Corp.	18,706	458
	OFG Bancorp	28,748	457
	First Merchants Corp.	21,356	436
	Wilshire Bancorp Inc.	44,131	431
	City Holding Co.	9,804	419
	Hanmi Financial Corp.	19,838	408
	Lakeland Financial Corp.	10,178	396
^	Southside Bancshares Inc.	11,210	385
	Tompkins Financial Corp.	8,400	385
	Sandy Spring Bancorp Inc.	15,763	381
	Simmons First National
	Corp. Class A	9,072	362

			Market
			Value•
		Shares	($000)
	Ameris Bancorp	15,177	347
	Community Trust Bancorp
	Inc.	9,775	347
	Flushing Financial Corp.	17,854	345
*	First BanCorp	65,544	341
	Cardinal Financial Corp.	18,920	338
	State Bank Financial Corp.	20,097	337
	First Interstate BancSystem
	Inc.	12,365	328
	United Community Banks
	Inc.	19,061	323
	Washington Trust Bancorp
	Inc.	8,884	313
*	First NBC Bank Holding Co.	9,375	301
	Independent Bank Group
	Inc.	5,716	289
	Towne Bank	19,731	289
*	Customers Bancorp Inc.	15,376	286
	BancFirst Corp.	4,340	276
	First Busey Corp.	47,308	272
	CoBiz Financial Inc.	22,811	263
	Stock Yards Bancorp Inc.	8,706	262
	Lakeland Bancorp Inc.	25,269	261
	Central Pacific Financial
	Corp.	14,425	254
	Bryn Mawr Bank Corp.	7,934	233
	1st Source Corp.	7,600	228
	Heartland Financial USA Inc.	9,292	222
*	Bancorp Inc.	22,577	219
	First Financial Corp.	6,715	217
	German American Bancorp
	Inc.	7,913	214
	MainSource Financial Group
	Inc.	12,291	212
	Arrow Financial Corp.	7,774	207
	Financial Institutions Inc.	8,349	201
	First Bancorp	11,049	196
	Enterprise Financial Services
	Corp.	11,124	194
	Univest Corp. of
	Pennsylvania	10,157	194
	Southwest Bancorp Inc.	11,654	193
	Great Southern Bancorp Inc.	5,989	190
	Trico Bancshares	8,452	189
*	HomeTrust Bancshares Inc.	11,968	180
	First of Long Island Corp.	5,144	179
	Camden National Corp.	4,791	175
	Hudson Valley Holding Corp.	9,809	174
	First Community Bancshares
	Inc.	10,183	166
*	TriState Capital Holdings Inc.	15,585	149
	Republic Bancorp Inc.
	Class A	6,507	148
	First Connecticut Bancorp
	Inc.	9,204	141
*	Sun Bancorp Inc.	6,170	116
			780,873

Financials Index Fund

			Market
			Value•
		Shares	($000)
Capital Markets (12.6%)
	Goldman Sachs Group Inc.	267,049	47,831
	Morgan Stanley	928,627	31,861
	Bank of New York Mellon
	Corp.	716,327	28,066
	BlackRock Inc.	83,821	27,705
	Charles Schwab Corp.	735,020	20,955
	State Street Corp.	271,421	19,550
	Ameriprise Financial Inc.	119,218	14,993
	Franklin Resources Inc.	256,188	14,480
	T. Rowe Price Group Inc.	164,897	13,356
	Invesco Ltd.	272,546	11,131
	Northern Trust Corp.	141,952	9,844
*	Affiliated Managers Group
	Inc.	34,730	7,333
	TD Ameritrade Holding
	Corp.	173,620	5,749
	Raymond James Financial
	Inc.	79,608	4,350
*	E*TRADE Financial Corp.	181,883	4,049
	SEI Investments Co.	90,689	3,437
	Legg Mason Inc.	65,998	3,255
	Eaton Vance Corp.	76,815	3,008
	Waddell & Reed Financial
	Inc. Class A	53,296	2,905
	LPL Financial Holdings Inc.	50,346	2,451
*	NorthStar Asset
	Management Group Inc.	113,774	2,104
*	Stifel Financial Corp.	39,215	1,878
	Federated Investors Inc.
	Class B	59,136	1,815
	Janus Capital Group Inc.	95,900	1,165
	Financial Engines Inc.	31,878	1,143
	Evercore Partners Inc.
	Class A	20,687	1,060
	Virtus Investment Partners
	Inc.	4,562	1,020
	Artisan Partners Asset
	Management Inc. Class A	18,386	1,020
	BGC Partners Inc. Class A	111,678	845
	Greenhill & Co. Inc.	16,770	822
*	WisdomTree Investments
	Inc.	66,736	790
	HFF Inc. Class A	20,951	629
*	Walter Investment
	Management Corp.	23,466	618
*	KCG Holdings Inc. Class A	51,005	597
	Cohen & Steers Inc.	12,537	547
*	Piper Jaffray Cos.	10,031	535
*	ICG Group Inc.	24,759	430
*	Investment Technology
	Group Inc.	22,737	387
	Arlington Asset Investment
	Corp. Class A	11,841	337
	FXCM Inc. Class A	20,192	293
*	Cowen Group Inc. Class A	65,069	266
*	Safeguard Scientifics Inc.	13,575	266
	Westwood Holdings Group
	Inc.	4,102	244
	Diamond Hill Investment
	Group Inc.	1,839	241
	GAMCO Investors Inc.	2,936	230
*	Ladenburg Thalmann
	Financial Services Inc.	64,215	230
	GFI Group Inc.	45,621	206
*	INTL. FCStone Inc.	9,454	181
	Oppenheimer Holdings Inc.
	Class A	6,693	162
*	Marcus & Millichap Inc.	4,594	139

			Market
			Value•
		Shares	($000)
	Pzena Investment
	Management Inc. Class A	6,945	70
			296,579
Consumer Finance (5.3%)
	American Express Co.	598,832	53,625
	Capital One Financial Corp.	358,998	29,459
	Discover Financial Services	292,806	18,262
*	Ally Financial Inc.	195,930	4,820
	Navient Corp.	265,525	4,764
*	Synchrony Financial	104,413	2,693
	SLM Corp.	265,478	2,352
*	Portfolio Recovery
	Associates Inc.	31,310	1,779
	Santander Consumer USA
	Holdings Inc.	54,382	1,013
*	First Cash Financial
	Services Inc.	17,264	997
	Cash America International
	Inc.	17,586	785
	Nelnet Inc. Class A	16,385	720
*	Credit Acceptance Corp.	5,728	706
*	Encore Capital Group Inc.	15,272	678
*	Springleaf Holdings Inc.	18,017	600
*	World Acceptance Corp.	5,483	430
*	Ezcorp Inc. Class A	32,153	342
*	Green Dot Corp. Class A	16,448	311
*	Regional Management
	Corp.	7,433	126
			124,462
Diversified Financial Services (7.3%)
*	Berkshire Hathaway Inc.
	Class B	705,662	96,852
	CME Group Inc.	200,614	15,357
	McGraw Hill Financial Inc.	171,134	13,884
	Intercontinental Exchange
	Inc.	72,347	13,673
	Moody’s Corp.	121,056	11,327
	Leucadia National Corp.	197,021	4,912
	Voya Financial Inc.	87,816	3,433
	NASDAQ OMX Group Inc.	74,501	3,238
*	MSCI Inc. Class A	69,511	3,207
	CBOE Holdings Inc.	54,426	2,886
	MarketAxess Holdings Inc.	23,726	1,398
*	PHH Corp.	34,066	816
	Interactive Brokers Group Inc.	30,916	725
*	PICO Holdings Inc.	14,237	315
*	NewStar Financial Inc.	13,938	161
	Marlin Business Services
	Corp.	5,553	110
			172,294
Insurance (17.9%)
	American International
	Group Inc.	863,746	48,422
	MetLife Inc.	601,322	32,916
	Prudential Financial Inc.	288,868	25,911
	ACE Ltd.	212,260	22,570
	Travelers Cos. Inc.	218,177	20,664
	Marsh & McLennan Cos.
	Inc.	344,921	18,315
	Aflac Inc.	285,191	17,465
	Allstate Corp.	272,494	16,756
	Aon plc	176,846	15,414
	Chubb Corp.	153,494	14,114
	Hartford Financial Services
	Group Inc.	282,741	10,476
	Principal Financial Group
	Inc.	186,007	10,098
	Loews Corp.	219,457	9,599
	Lincoln National Corp.	166,045	9,139

			Market
			Value•
		Shares	($000)
	Progressive Corp.	355,925	8,905
	Unum Group	161,649	5,863
	XL Group plc Class A	170,494	5,827
*	Markel Corp.	8,819	5,819
	Everest Re Group Ltd.	28,878	4,731
*	Arch Capital Group Ltd.	84,438	4,693
	Cincinnati Financial Corp.	97,538	4,691
	Arthur J Gallagher & Co.	98,677	4,661
	Torchmark Corp.	83,828	4,573
*	Alleghany Corp.	10,339	4,457
*	Genworth Financial Inc.
	Class A	312,981	4,441
*	FNF Group	156,159	4,421
	Willis Group Holdings plc	101,657	4,267
	Reinsurance Group of
	America Inc. Class A	43,296	3,593
	Protective Life Corp.	49,310	3,422
	WR Berkley Corp.	68,569	3,315
	PartnerRe Ltd.	28,499	3,183
	HCC Insurance Holdings Inc.	62,712	3,144
	Axis Capital Holdings Ltd.	64,303	3,101
	Assurant Inc.	45,011	3,004
	American Financial Group
	Inc.	47,790	2,866
	Assured Guaranty Ltd.	108,730	2,626
	RenaissanceRe Holdings
	Ltd.	25,433	2,604
	Brown & Brown Inc.	77,623	2,532
	White Mountains Insurance
	Group Ltd.	3,880	2,461
	Old Republic International
	Corp.	155,240	2,383
	CNO Financial Group Inc.	131,421	2,346
	Allied World Assurance Co.
	Holdings AG	62,509	2,312
	Validus Holdings Ltd.	55,795	2,182
	First American Financial
	Corp.	66,669	1,890
	StanCorp Financial Group Inc.	27,456	1,799
	ProAssurance Corp.	38,059	1,758
	Hanover Insurance Group
	Inc.	27,544	1,748
	Aspen Insurance Holdings
	Ltd.	40,963	1,742
	Primerica Inc.	34,530	1,738
	Endurance Specialty
	Holdings Ltd.	27,832	1,616
	Symetra Financial Corp.	51,679	1,258
	Erie Indemnity Co. Class A	16,013	1,225
	American Equity Investment
	Life Holding Co.	44,557	1,102
	Platinum Underwriters
	Holdings Ltd.	17,589	1,099
	RLI Corp.	24,278	1,085
*	Enstar Group Ltd.	7,468	1,060
	Kemper Corp.	27,864	1,013
*	Hilltop Holdings Inc.	45,358	960
*	MBIA Inc.	90,445	943
	AmTrust Financial Services
	Inc.	21,125	930
	Mercury General Corp.	17,264	884
	Argo Group International
	Holdings Ltd.	16,629	875
	Montpelier Re Holdings Ltd.	26,822	844
	Selective Insurance Group
	Inc.	35,147	842
*	FNFV Group	52,047	780
	Horace Mann Educators
	Corp.	25,430	758

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Greenlight Capital Re Ltd.
	Class A	19,314	661
*	Third Point Reinsurance Ltd.	35,668	546
	Infinity Property & Casualty
	Corp.	7,253	496
	Safety Insurance Group Inc.	8,187	452
	AMERISAFE Inc.	11,648	439
*	Navigators Group Inc.	6,670	429
	Stewart Information
	Services Corp.	13,007	419
	Maiden Holdings Ltd.	34,269	417
	Employers Holdings Inc.	19,323	414
	United Fire Group Inc.	13,575	398
	National Western Life
	Insurance Co. Class A	1,498	381
	FBL Financial Group Inc.
	Class A	7,005	328
	HCI Group Inc.	6,254	263
*	eHealth Inc.	10,421	256
	State Auto Financial Corp.	10,239	222
	OneBeacon Insurance
	Group Ltd. Class A	13,486	216
*	Citizens Inc. Class A	26,497	189
	Meadowbrook Insurance
	Group Inc.	29,688	184
	Fidelity & Guaranty Life	7,338	166
*	Global Indemnity plc	5,441	147
	National Interstate Corp.	4,895	137
	Baldwin & Lyons Inc.	5,291	137
	Kansas City Life Insurance Co.	2,373	110
	EMC Insurance Group Inc.	3,393	104
	Donegal Group Inc. Class A	5,916	93
	Crawford & Co. Class A	9,379	76
	Crawford & Co. Class B	6,733	61
			419,972
Real Estate Investment Trusts (REITs) (21.3%)
	Simon Property Group Inc.	195,083	33,170
	American Tower
	Corporation	248,484	24,501
	Crown Castle International
	Corp.	210,152	16,709
	Public Storage	92,029	16,122
	Equity Residential	215,740	14,340
	Health Care REIT Inc.	193,038	13,045
	Prologis Inc.	314,372	12,870
	AvalonBay Communities Inc.	81,435	12,549
	HCP Inc.	287,700	12,466
	Ventas Inc.	185,117	12,177
	Boston Properties Inc.	96,157	11,675
	Weyerhaeuser Co.	331,023	11,238
	Vornado Realty Trust	106,095	11,232
	Host Hotels & Resorts Inc.	476,044	10,863
	General Growth Properties
	Inc.	333,868	8,203
	Essex Property Trust Inc.	39,347	7,612
	American Realty Capital
	Properties Inc.	560,854	7,381
	Annaly Capital
	Management Inc.	596,878	7,103
	SL Green Realty Corp.	59,755	6,534
	Realty Income Corp.	139,229	6,226
	Kimco Realty Corp.	258,240	6,066
	Macerich Co.	88,274	5,763
	Digital Realty Trust Inc.	85,042	5,549
	Federal Realty Investment
	Trust	42,394	5,290
	American Capital Agency
	Corp.	223,424	5,284
	UDR Inc.	158,559	4,744
	Plum Creek Timber Co. Inc.	111,717	4,539

			Market
			Value•
		Shares	($000)
	Camden Property Trust	53,973	4,039
	Duke Realty Corp.	206,358	3,838
	WP Carey Inc.	56,063	3,828
	Extra Space Storage Inc.	69,083	3,641
	Alexandria Real Estate
	Equities Inc.	44,992	3,557
	DDR Corp.	191,558	3,490
	Mid-America Apartment
	Communities Inc.	47,045	3,402
	Starwood Property Trust Inc.	139,268	3,322
	Regency Centers Corp.	57,943	3,311
	Liberty Property Trust	92,933	3,292
	Kilroy Realty Corp.	51,606	3,264
	Apartment Investment &
	Management Co. Class A	91,685	3,142
	Taubman Centers Inc.	39,681	3,022
	Senior Housing Properties
	Trust	128,186	2,991
	Omega Healthcare Investors
	Inc.	79,336	2,989
	Spirit Realty Capital Inc.	248,071	2,930
	National Retail Properties
	Inc.	77,544	2,880
	Hospitality Properties Trust	93,934	2,764
	Rayonier Inc.	79,323	2,718
	BioMed Realty Trust Inc.	120,769	2,711
	American Campus
	Communities Inc.	65,781	2,599
	Corrections Corp. of America	72,763	2,593
	Weingarten Realty Investors	72,658	2,486
	Douglas Emmett Inc.	86,124	2,461
	Two Harbors Investment
	Corp.	229,370	2,459
	RLJ Lodging Trust	82,206	2,451
	Highwoods Properties Inc.	56,478	2,403
	LaSalle Hotel Properties	65,360	2,389
	Retail Properties of America
	Inc.	148,251	2,345
	Home Properties Inc.	36,135	2,321
	Equity Lifestyle Properties
	Inc.	49,693	2,270
	Chimera Investment Corp.	644,553	2,133
	Tanger Factory Outlet
	Centers Inc.	60,510	2,112
	NorthStar Realty Finance
	Corp.	113,774	2,106
	CBL & Associates
	Properties Inc.	106,814	2,029
	Columbia Property Trust Inc.	78,365	2,012
	MFA Financial Inc.	229,765	1,939
	Washington Prime Group
	Inc.	97,321	1,900
	EPR Properties	33,257	1,893
	Piedmont Office Realty
	Trust Inc. Class A	96,764	1,886
	Post Properties Inc.	34,079	1,875
	Healthcare Trust of America
	Inc. Class A	148,971	1,855
	Gaming and Leisure
	Properties Inc.	55,592	1,851
	Sunstone Hotel Investors
	Inc.	126,508	1,843
*	Equity Commonwealth	66,886	1,798
	Brandywine Realty Trust	110,714	1,774
	American Homes 4 Rent
	Class A	97,600	1,745
*	Strategic Hotels & Resorts
	Inc.	144,197	1,713
	Geo Group Inc.	45,163	1,690
	CubeSmart	90,848	1,690

			Market
			Value•
		Shares	($000)
	Cousins Properties Inc.	131,560	1,669
	DiamondRock Hospitality
	Co.	122,545	1,632
	DCT Industrial Trust Inc.	203,631	1,619
	Sovran Self Storage Inc.	20,365	1,574
	Corporate Office Properties
	Trust	54,795	1,555
	Pebblebrook Hotel Trust	40,073	1,552
	Medical Properties Trust
	Inc.	108,565	1,530
	Colony Financial Inc.	67,566	1,515
	Healthcare Realty Trust Inc.	60,241	1,504
	Ryman Hospitality
	Properties Inc.	28,503	1,418
	Lexington Realty Trust	129,308	1,407
	Sun Communities Inc.	25,375	1,361
	Invesco Mortgage Capital
	Inc.	77,182	1,360
*	Kite Realty Group Trust	52,280	1,345
	Brixmor Property Group Inc.	53,169	1,258
	First Industrial Realty Trust
	Inc.	69,129	1,258
	EastGroup Properties Inc.	19,319	1,253
	Hatteras Financial Corp.	60,962	1,213
	Washington REIT	41,878	1,163
	Chambers Street Properties	148,540	1,157
	DuPont Fabros Technology
	Inc.	40,997	1,154
	National Health Investors Inc.	17,690	1,141
	Mack-Cali Realty Corp.	52,781	1,116
*	Newcastle Investment Corp.	82,182	1,114
	New Residential Investment
	Corp.	174,686	1,095
	Potlatch Corp.	25,448	1,086
	Acadia Realty Trust	36,140	1,042
	PennyMac Mortgage
	Investment Trust	46,606	1,037
	PS Business Parks Inc.	12,668	1,033
	Government Properties
	Income Trust	42,962	1,032
	Glimcher Realty Trust	91,014	1,022
	Redwood Trust Inc.	51,716	1,002
	Chesapeake Lodging Trust	31,375	967
	Equity One Inc.	40,826	963
	Hudson Pacific Properties
	Inc.	35,775	961
	CYS Investments Inc.	101,445	957
	ARMOUR Residential REIT
	Inc.	224,473	950
	Education Realty Trust Inc.	85,640	933
	Empire State Realty Trust
	Inc.	55,417	911
	Parkway Properties Inc.	43,433	901
	LTC Properties Inc.	21,869	896
	Retail Opportunity
	Investments Corp.	55,535	880
	Altisource Residential Corp.	35,544	872
	Hersha Hospitality Trust
	Class A	127,297	864
	Pennsylvania REIT	42,763	862
	Sabra Health Care REIT Inc.	29,065	828
	Ramco-Gershenson
	Properties Trust	48,308	819
	Blackstone Mortgage Trust
	Inc. Class A	28,193	819
	Capstead Mortgage Corp.	60,065	794
	STAG Industrial Inc.	33,802	792
	American Assets Trust Inc.	22,532	790
*	iStar Financial Inc.	50,690	754
	FelCor Lodging Trust Inc.	70,556	730

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Franklin Street Properties
	Corp.	56,473	686
*	Starwood Waypoint
	Residential Trust	24,371	675
	Select Income REIT	24,111	673
	American Capital Mortgage
	Investment Corp.	32,562	670
	Associated Estates Realty
	Corp.	36,143	669
	Ashford Hospitality Trust Inc.	52,835	612
	Inland Real Estate Corp.	56,555	589
	Summit Hotel Properties Inc.	53,457	585
	Alexander’s Inc.	1,444	573
	CyrusOne Inc.	21,895	570
	Investors Real Estate Trust	66,593	568
	Apollo Commercial Real
	Estate Finance Inc.	29,120	490
	First Potomac Realty Trust	36,921	489
	Excel Trust Inc.	37,351	483
	CoreSite Realty Corp.	13,375	469
	Aviv REIT Inc.	15,843	464
	Anworth Mortgage Asset
	Corp.	86,993	451
	New York Mortgage Trust
	Inc.	55,750	445
	Resource Capital Corp.	79,843	430
	RAIT Financial Trust	51,396	416
	Silver Bay Realty Trust Corp.	23,408	390
	Western Asset Mortgage
	Capital Corp.	25,481	387
	Saul Centers Inc.	7,764	387
	Rexford Industrial Realty Inc.	25,637	378
	Rouse Properties Inc.	21,443	375
*	American Residential
	Properties Inc.	19,327	367
	AG Mortgage Investment
	Trust Inc.	17,806	356
	Monmouth Real Estate
	Investment Corp.	32,765	355
	Apollo Residential Mortgage
	Inc.	20,354	343
	Universal Health Realty
	Income Trust	7,581	335
	Campus Crest Communities
	Inc.	40,379	332
	Winthrop Realty Trust	21,401	327
	Getty Realty Corp.	16,917	317
	Urstadt Biddle Properties Inc.
	Class A	14,665	313
	Dynex Capital Inc.	32,829	287
	Agree Realty Corp.	9,437	279
	Cedar Realty Trust Inc.	42,189	273
	AmREIT Inc.	11,689	272
	Ashford Hospitality Prime
	Inc.	15,265	247
	QTS Realty Trust Inc.
	Class A	8,149	246
*	CareTrust REIT Inc.	12,515	219
	Ares Commercial Real
	Estate Corp.	17,313	218

			Market
			Value•
		Shares	($000)
	Whitestone REIT	13,553	206
	Arbor Realty Trust Inc.	25,178	176
	One Liberty Properties Inc.	7,669	166
			499,021
Real Estate Management & Development (1.0%)
*	CBRE Group Inc. Class A	188,346	5,986
*	Realogy Holdings Corp.	92,364	3,766
	Jones Lang LaSalle Inc.	27,936	3,733
*	Howard Hughes Corp.	21,096	3,341
*	Forest City Enterprises Inc.
	Class A	95,913	1,995
	Alexander & Baldwin Inc.	29,079	1,189
	Kennedy-Wilson Holdings
	Inc.	42,536	1,111
*	Altisource Portfolio
	Solutions SA	9,922	992
*	St. Joe Co.	43,354	939
*	Forestar Group Inc.	21,770	435
*	Tejon Ranch Co.	9,754	274
	RE/MAX Holdings Inc.	7,222	219
*	Tejon Ranch Co. Warrants
	Exp. 08/31/2016	1,227	2
			23,982
Thrifts & Mortgage Finance (1.3%)
	New York Community
	Bancorp Inc.	278,771	4,446
	Hudson City Bancorp Inc.	298,277	2,944
	People’s United Financial
	Inc.	194,732	2,911
*	Ocwen Financial Corp.	72,143	2,016
	Radian Group Inc.	118,390	1,724
*	MGIC Investment Corp.	201,236	1,696
	Washington Federal Inc.	64,148	1,395
	Capitol Federal Financial Inc.	87,087	1,076
	Home Loan Servicing
	Solutions Ltd.	44,488	974
	EverBank Financial Corp.	50,123	946
*	TFS Financial Corp.	57,803	835
	Astoria Financial Corp.	55,791	729
	Northwest Bancshares Inc.	56,207	709
*	BofI Holding Inc.	7,504	578
	Provident Financial Services
	Inc.	33,759	574
*	Essent Group Ltd.	27,208	573
*	Nationstar Mortgage
	Holdings Inc.	14,215	498
	Northfield Bancorp Inc.	36,640	480
	TrustCo Bank Corp. NY	59,199	416
	Brookline Bancorp Inc.	44,337	406
	WSFS Financial Corp.	5,325	397
	United Financial Bancorp
	Inc.	31,682	393
	Berkshire Hills Bancorp Inc.	15,651	385
	Oritani Financial Corp.	24,324	365
*	Beneficial Mutual Bancorp
	Inc.	22,140	304
	Dime Community
	Bancshares Inc.	18,705	289
	Waterstone Financial Inc.	21,586	247

		Market
		Value•
	Shares	($000)
* Flagstar Bancorp Inc.	14,050	245
Federal Agricultural Mortgage
Corp.	5,878	193
* Walker & Dunlop Inc.	12,170	173
* PennyMac Financial Services
Inc. Class A	11,103	171
OceanFirst Financial Corp.	8,728	143
* Stonegate Mortgage Corp.	9,708	141
HomeStreet Inc.	7,472	136
		29,508
Total Common Stocks
(Cost $2,029,338)		2,346,691
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $175)	175,002	175
Total Investments (100.0%)
(Cost $2,029,513)		2,346,866
Other Assets and Liabilities (0.0%)
Other Assets		10,544
Liabilities[2]		(11,024)
		(480)
Net Assets (100%)		2,346,386

At August 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,212,531
Undistributed Net Investment Income		8,766
Accumulated Net Realized Losses		(192,264)
Unrealized Appreciation (Depreciation)		317,353
Net Assets		2,346,386

Admiral Shares—Net Assets
Applicable to 6,541,013 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		155,135
Net Asset Value Per Share—
Admiral Shares		$23.72

ETF Shares—Net Assets
Applicable to 46,303,393 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,191,251
Net Asset Value Per Share—
ETF Shares		$47.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $172,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $175,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	42,358
Interest[1]	1
Securities Lending	93
Total Income	42,452
Expenses
The Vanguard Group—Note B
Investment Advisory Services	322
Management and Administrative—
Admiral Shares	117
Management and Administrative—
ETF Shares	1,377
Marketing and Distribution—
Admiral Shares	26
Marketing and Distribution—
ETF Shares	379
Custodian Fees	56
Auditing Fees	33
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—ETF Shares	88
Trustees’ Fees and Expenses	1
Total Expenses	2,401
Net Investment Income	40,051
Realized Net Gain (Loss) on
Investment Securities Sold	63,848
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	265,041
Net Increase (Decrease) in Net Assets
Resulting from Operations	368,940

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,051	27,926
Realized Net Gain (Loss)	63,848	36,571
Change in Unrealized Appreciation (Depreciation)	265,041	198,184
Net Increase (Decrease) in Net Assets Resulting from Operations	368,940	262,681
Distributions
Net Investment Income
Admiral Shares	(2,781)	(2,215)
ETF Shares	(34,583)	(23,000)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(37,364)	(25,215)
Capital Share Transactions
Admiral Shares	(901)	37,475
ETF Shares	420,150	479,646
Net Increase (Decrease) from Capital Share Transactions	419,249	517,121
Total Increase (Decrease)	750,825	754,587
Net Assets
Beginning of Period	1,595,561	840,974
End of Period[2]	2,346,386	1,595,561

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,766,000 and
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.95	$16.05	$14.16	$13.99	$14.72
Investment Operations
Net Investment Income	.438	.414	. 320	. 263	. 209
Net Realized and Unrealized Gain (Loss)
on Investments	3.758	3.888	1.874	.150	(.715)
Total from Investment Operations	4.196	4.302	2.194	.413	(. 506)
Distributions
Dividends from Net Investment Income	(. 426)	(. 402)	(. 304)	(. 243)	(. 224)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 426)	(. 402)	(. 304)	(. 243)	(. 224)
Net Asset Value, End of Period	$23.72	$19.95	$16.05	$14.16	$13.99

Total Return[1]	21.19%	27.13%	15.84%	2.79%	–3.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$155	$132	$73	$62	$65
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.00%	2.26%	2.16%	1.63%	1.36%
Portfolio Turnover Rate[2]	5%	9%	7%	10%	11%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$39.80	$32.03	$28.25	$27.92	$29.38
Investment Operations
Net Investment Income	. 876	. 825.639		. 526.417
Net Realized and Unrealized Gain (Loss)
on Investments	7.494	7.747	3.747	. 287	(1.425)
Total from Investment Operations	8.370	8.572	4.386	.813	(1.008)
Distributions
Dividends from Net Investment Income	(.850)	(.802)	(. 606)	(.483)	(. 452)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.850)	(.802)	(. 606)	(.483)	(. 452)
Net Asset Value, End of Period	$47.32	$39.80	$32.03	$28.25	$27.92

Total Return	21.20%	27.10%	15.87%	2.73%	–3.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,191	$1,464	$768	$544	$464
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.00%	2.26%	2.16%	1.63%	1.36%
Portfolio Turnover Rate[1]	5%	9%	7%	10%	11%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Financials Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $228,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $10,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2014, had unrealized appreciation of $56,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2014, the fund realized $32,035,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $9,669,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $31,803,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $192,264,000 to offset future net capital gains of $124,898,000 through August 31, 2018, and $67,366,000 through August 31, 2019.

At August 31, 2014, the cost of investment securities for tax purposes was $2,029,569,000. Net unrealized appreciation of investment securities for tax purposes was $317,297,000, consisting of unrealized gains of $370,642,000 on securities that had risen in value since their purchase and $53,345,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $623,266,000 of investment securities and sold $197,002,000 of investment securities, other than temporary cash investments. Purchases and sales include $494,830,000 and $90,600,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Financials Index Fund

F. Capital share transactions for each class of shares were:

	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	41,610	1,878	74,041	3,996
Issued in Lieu of Cash Distributions	2,528	114	1,987	111
Redeemed	(45,039)	(2,045)	(38,553)	(2,053)
Net Increase (Decrease) —Admiral Shares	(901)	(53)	37,475	2,054
ETF Shares
Issued	510,779	11,516	511,402	13,606
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(90,629)	(2,000)	(31,756)	(800)
Net Increase (Decrease)—ETF Shares	420,150	9,516	479,646	12,806

At August 31, 2014, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VHCIX	VHT
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.24%	1.24%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	308	305	2,499
Median Market Cap	$63.8B	$63.8B	$48.7B
Price/Earnings Ratio	27.8x	28.2x	20.7x
Price/Book Ratio	4.0x	4.0x	2.7x
Return on Equity	19.5%	19.5%	18.0%
Earnings Growth Rate	9.3%	9.3%	15.2%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.71
Beta	1.00	0.75
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	22.1%
Health Care Distributors	3.7
Health Care Equipment	14.8
Health Care Facilities	2.4
Health Care Services	4.1
Health Care Supplies	1.2
Health Care Technology	1.2
Life Sciences Tools & Services	4.7
Managed Health Care	7.1
Pharmaceuticals	38.7

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	10.1%
Pfizer Inc.	Pharmaceuticals	6.4
Merck & Co. Inc.	Pharmaceuticals	6.0
Gilead Sciences Inc.	Biotechnology	5.7
Amgen Inc.	Biotechnology	3.6
AbbVie Inc.	Pharmaceuticals	3.0
UnitedHealth Group Inc.	Managed
	Health Care	2.9
Bristol-Myers Squibb Co.	Pharmaceuticals	2.9
Biogen Idec Inc.	Biotechnology	2.8
Celgene Corp.	Biotechnology	2.6
Top Ten		46.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund
ETF Shares Net Asset Value	31.76%	20.52%	10.89%	$28,120
Health Care Index Fund
ETF Shares Market Price	31.82	20.52	10.91	28,161
Spliced US IMI/Health Care 25/50	31.90	20.68	11.09	28,628
Health/Biotechnology Funds Average	34.41	22.55	12.43	32,261
MSCI US IMI/2500	24.94	17.33	9.05	23,791
For a benchmark description, see the Glossary. Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	31.77%	20.52%	10.88%	$280,771
Spliced US IMI/Health Care 25/50	31.90	20.68	11.09	286,277
MSCI US IMI/2500	24.94	17.33	9.05	237,905

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	31.82%	154.27%	181.61%
Health Care Index Fund ETF Shares Net Asset Value	31.76	154.22	181.20
Spliced US IMI/Health Care 25/50	31.90	155.94	186.28

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		30.66%	21.22%	9.84%
Net Asset Value		30.76	21.22	9.84
Admiral Shares	2/5/2004	30.76	21.23	9.82

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (22.1%)
*	Gilead Sciences Inc.	1,971,883	212,135
	Amgen Inc.	972,116	135,494
*	Biogen Idec Inc.	304,575	104,481
*	Celgene Corp.	1,033,475	98,201
*	Alexion Pharmaceuticals
	Inc.	253,985	42,997
*	Regeneron
	Pharmaceuticals Inc.	101,575	35,604
*	Vertex Pharmaceuticals Inc.	303,313	28,381
*	BioMarin Pharmaceutical
	Inc.	187,438	13,349
*	Incyte Corp.	193,762	10,502
*	Pharmacyclics Inc.	81,956	10,194
*	InterMune Inc.	126,986	9,327
*	Medivation Inc.	98,355	8,976
*	Puma Biotechnology Inc.	32,876	8,565
*	Alkermes plc	185,652	8,304
*	United Therapeutics Corp.	61,133	7,203
*	Cubist Pharmaceuticals Inc.	96,699	6,675
*	Seattle Genetics Inc.	134,431	5,916
*	Alnylam Pharmaceuticals
	Inc.	82,525	5,750
*	Intercept Pharmaceuticals
	Inc.	17,600	5,099
*	Isis Pharmaceuticals Inc.	121,814	4,965
*	NPS Pharmaceuticals Inc.	129,731	3,915
*	Cepheid	89,633	3,588
*	Myriad Genetics Inc.	96,115	3,478
*,^	OPKO Health Inc.	292,327	2,602
*	ACADIA Pharmaceuticals
	Inc.	101,684	2,438
*,^	Exact Sciences Corp.	106,433	2,219
*,^	Keryx Biopharmaceuticals
	Inc.	117,454	2,136
*,^	MannKind Corp.	274,543	2,023
*	Ironwood Pharmaceuticals
	Inc. Class A	145,828	1,887
*	Dyax Corp.	174,437	1,781
*	Acorda Therapeutics Inc.	50,998	1,662
*	Neurocrine Biosciences Inc.	98,403	1,605
^	PDL BioPharma Inc.	151,014	1,524
*	Novavax Inc.	304,555	1,428
*	Synageva BioPharma Corp.	18,054	1,303
*	Receptos Inc.	24,264	1,241
*	Celldex Therapeutics Inc.	77,223	1,229
*	Portola Pharmaceuticals Inc.	39,819	1,111
*	Intrexon Corp.	51,102	1,036
*	Achillion Pharmaceuticals
	Inc.	88,424	1,023
*	Emergent Biosolutions Inc.	40,906	1,019
*	Bluebird Bio Inc.	25,186	1,008
*	Agios Pharmaceuticals Inc.	20,052	927
*	Ligand Pharmaceuticals Inc.	17,566	914
*,^	Merrimack Pharmaceuticals
	Inc.	120,892	844

			Market
			Value•
		Shares	($000)
*	Chimerix Inc.	30,814	787
*	MiMedx Group Inc.	109,639	772
*	TESARO Inc.	25,986	768
*	Orexigen Therapeutics Inc.	134,448	766
*	Ophthotech Corp.	19,341	754
*	Repligen Corp.	39,128	746
*	PTC Therapeutics Inc.	23,257	736
*	Sangamo BioSciences Inc.	50,805	727
*	KYTHERA
	Biopharmaceuticals Inc.	19,015	715
*	Karyopharm Therapeutics
	Inc.	18,664	672
*	Halozyme Therapeutics Inc.	64,149	609
*	Genomic Health Inc.	20,455	608
*	Clovis Oncology Inc.	12,186	580
*	MacroGenics Inc.	25,799	551
*,^	Insys Therapeutics Inc.	15,448	546
*	Raptor Pharmaceutical Corp.	48,602	536
*	NewLink Genetics Corp.	18,921	522
*	Acceleron Pharma Inc.	18,240	490
*	Epizyme Inc.	13,235	456
*	Sunesis Pharmaceuticals
	Inc.	60,096	450
*,^	Foundation Medicine Inc.	16,587	386
*	Aegerion Pharmaceuticals
	Inc.	12,183	372
*	Enanta Pharmaceuticals Inc.	8,400	352
*	ARIAD Pharmaceuticals Inc.	54,426	339
*	Hyperion Therapeutics Inc.	12,450	322
*	Osiris Therapeutics Inc.	22,149	316
*	XOMA Corp.	61,841	271
*	ImmunoGen Inc.	22,895	271
*	Xencor Inc.	23,814	255
*	Durata Therapeutics Inc.	15,923	251
*	OncoMed Pharmaceuticals
	Inc.	11,422	232
*	Regulus Therapeutics Inc.	27,602	190
*	AMAG Pharmaceuticals Inc.	7,301	165
*	Prothena Corp. plc	6,858	157
*	Dynavax Technologies Corp.	104,903	149
*	Immunomedics Inc.	39,496	132
*	Infinity Pharmaceuticals Inc.	8,903	101
*	Spectrum Pharmaceuticals
	Inc.	11,236	91
*	Lexicon Pharmaceuticals Inc.	51,437	78
*	Arena Pharmaceuticals Inc.	14,575	60
*	Sarepta Therapeutics Inc.	1,887	43
*,^	Exelixis Inc.	10,237	42
*	Synta Pharmaceuticals Corp.	7,748	31
*	Array BioPharma Inc.	7,222	29
*	Synergy Pharmaceuticals
	Inc.	5,906	23
*	Momenta Pharmaceuticals
	Inc.	1,509	18
*,^	Organovo Holdings Inc.	1,970	15
*	Rigel Pharmaceuticals Inc.	1,570	4
*	Cubist Pharmaceuticals,
	Inc. CVR	31,107	4

			Market
			Value•
		Shares	($000)
*,^	Navidea
	Biopharmaceuticals Inc.	2,690	4
*	Dendreon Corp.	1,905	3
*	Protalix BioTherapeutics Inc.	897	2
			823,558
Health Care Equipment & Supplies (16.0%)
	Abbott Laboratories	1,963,808	82,951
	Medtronic Inc.	1,282,820	81,908
	Baxter International Inc.	694,608	52,082
	Covidien plc	578,969	50,272
	Stryker Corp.	438,153	36,503
	Becton Dickinson and Co.	248,160	29,077
	St. Jude Medical Inc.	364,959	23,938
*	Intuitive Surgical Inc.	49,318	23,180
	Zimmer Holdings Inc.	215,514	21,403
*	Boston Scientific Corp.	1,597,127	20,252
	CR Bard Inc.	98,830	14,670
*	Edwards Lifesciences Corp.	136,624	13,561
*	CareFusion Corp.	266,283	12,225
*	Varian Medical Systems Inc.	133,523	11,352
	Cooper Cos. Inc.	61,518	10,029
	ResMed Inc.	180,541	9,578
	DENTSPLY International
	Inc.	182,097	8,687
*	IDEXX Laboratories Inc.	65,910	8,171
*	Hologic Inc.	283,930	7,061
*	Sirona Dental Systems Inc.	74,102	6,040
	Teleflex Inc.	53,182	5,822
*	Align Technology Inc.	89,119	4,853
	STERIS Corp.	75,900	4,272
*	DexCom Inc.	96,232	4,253
	West Pharmaceutical
	Services Inc.	90,835	3,945
*	Alere Inc.	100,793	3,573
	Hill-Rom Holdings Inc.	73,838	3,235
*	Insulet Corp.	71,244	2,573
*	Haemonetics Corp.	66,851	2,386
*	NuVasive Inc.	59,856	2,101
*	Cyberonics Inc.	34,704	1,992
*	Neogen Corp.	47,206	1,987
*	Wright Medical Group Inc.	60,946	1,819
*	HeartWare International Inc.	20,912	1,696
*	Integra LifeSciences
	Holdings Corp.	33,488	1,674
	Cantel Medical Corp.	45,429	1,657
*	Spectranetics Corp.	53,659	1,523
*	Greatbatch Inc.	32,033	1,460
	CONMED Corp.	35,509	1,403
	Abaxis Inc.	27,652	1,320
*	ABIOMED Inc.	49,179	1,281
	Analogic Corp.	16,199	1,170
*	Natus Medical Inc.	41,380	1,163
*	Endologix Inc.	82,888	1,145
*	ICU Medical Inc.	17,618	1,103
	Meridian Bioscience Inc.	54,324	1,063
*	Tornier NV	47,201	1,021
*	Cardiovascular Systems Inc.	35,799	1,020
*	Globus Medical Inc.	56,121	1,018

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	NxStage Medical Inc.	76,036	998
*	Quidel Corp.	37,900	894
*	Orthofix International NV	24,989	847
*	Accuray Inc.	100,294	816
*	Thoratec Corp.	28,139	703
*	Merit Medical Systems Inc.	53,947	675
	Atrion Corp.	2,073	663
*	Cynosure Inc. Class A	26,060	587
*	GenMark Diagnostics Inc.	51,467	553
*	AngioDynamics Inc.	34,328	484
*	OraSure Technologies Inc.	55,996	466
*	STAAR Surgical Co.	40,287	464
*	Symmetry Medical Inc.	50,185	463
*	Masimo Corp.	19,808	445
*	LDR Holding Corp.	15,014	406
*	Exactech Inc.	13,762	329
*	Tandem Diabetes Care Inc.	14,678	208
*	SurModics Inc.	8,878	181
	Invacare Corp.	5,866	90
*	Volcano Corp.	6,455	80
*	Wright Medical Group Inc.
	CVR	14,554	23
*	Antares Pharma Inc.	7,667	18
*	PhotoMedex Inc.	1,426	12
*	Unilife Corp.	4,457	11
			596,884
Health Care Providers & Services (17.3%)
	UnitedHealth Group Inc.	1,258,921	109,123
*	Express Scripts Holding
	Co.	995,792	73,619
	McKesson Corp.	296,163	57,761
	WellPoint Inc.	359,516	41,887
	Aetna Inc.	461,669	37,917
	Cigna Corp.	348,401	32,959
	Cardinal Health Inc.	436,911	32,200
*	HCA Holdings Inc.	392,416	27,398
	Humana Inc.	198,823	25,596
	AmerisourceBergen Corp.
	Class A	291,863	22,587
*	DaVita HealthCare Partners
	Inc.	220,044	16,433
	Universal Health Services
	Inc. Class B	117,560	13,454
*	Henry Schein Inc.	109,702	13,130
	Quest Diagnostics Inc.	185,590	11,731
*	Laboratory Corp. of
	America Holdings	108,978	11,686
	Omnicare Inc.	127,446	8,127
*	Community Health
	Systems Inc.	148,047	8,036
*	Tenet Healthcare Corp.	125,472	7,676
*	MEDNAX Inc.	128,961	7,383
*	Brookdale Senior Living Inc.	209,862	7,335
*	Envision Healthcare
	Holdings Inc.	152,437	5,573
*	Centene Corp.	70,427	5,502
*	Team Health Holdings Inc.	90,276	5,283
*	Health Net Inc.	103,035	4,863
*	LifePoint Hospitals Inc.	60,057	4,492
	HealthSouth Corp.	113,198	4,459
*	VCA Inc.	107,779	4,392
	Patterson Cos. Inc.	107,521	4,330
*	WellCare Health Plans Inc.	56,417	3,716
*	Acadia Healthcare Co. Inc.	60,197	3,083
*	Amsurg Corp.	52,838	2,842
*	Air Methods Corp.	47,767	2,802
	Owens & Minor Inc.	81,042	2,788
	Chemed Corp.	22,599	2,387

			Market
			Value•
		Shares	($000)
*	MWI Veterinary Supply Inc.	16,609	2,359
*	Magellan Health Inc.	35,492	1,983
*	Molina Healthcare Inc.	38,764	1,854
	Kindred Healthcare Inc.	82,669	1,707
	Select Medical Holdings
	Corp.	116,683	1,636
*	ExamWorks Group Inc.	47,880	1,578
*	Premier Inc. Class A	41,665	1,316
*	IPC The Hospitalist Co. Inc.	22,346	1,080
*	PharMerica Corp.	38,764	965
*	Bio-Reference Laboratories
	Inc.	32,621	948
	Ensign Group Inc.	26,206	917
*	Capital Senior Living Corp.	35,949	822
*	AMN Healthcare Services
	Inc.	47,325	716
	National Healthcare Corp.	11,889	681
*	CorVel Corp.	14,902	610
*	Healthways Inc.	34,197	597
	US Physical Therapy Inc.	15,897	568
*	Triple-S Management Corp.
	Class B	29,591	566
*	Surgical Care Affiliates Inc.	17,379	517
*	Universal American Corp.	52,255	447
*	LHC Group Inc.	16,736	431
*	Amedisys Inc.	20,521	429
*	BioScrip Inc.	47,866	405
*	Gentiva Health Services Inc.	21,452	388
*	Hanger Inc.	10,456	234
*	National Research Corp.
	Class A	14,719	206
	Landauer Inc.	114	4
			646,514
Health Care Technology (1.2%)
*	Cerner Corp.	396,864	22,883
*	athenahealth Inc.	41,408	5,981
*	HMS Holdings Corp.	112,657	2,575
*	IMS Health Holdings Inc.	85,511	2,386
*	Medidata Solutions Inc.	46,877	2,182
*	Allscripts Healthcare
	Solutions Inc.	141,922	2,097
*	MedAssets Inc.	78,946	1,816
*	Veeva Systems Inc.
	Class A	49,872	1,495
*	Omnicell Inc.	47,045	1,324
	Computer Programs &
	Systems Inc.	13,900	854
*	HealthStream Inc.	28,857	749
	Quality Systems Inc.	8,908	139
*	Vocera Communications Inc.	558	5
			44,486
Life Sciences Tools & Services (4.7%)
	Thermo Fisher Scientific
	Inc.	512,252	61,578
*	Illumina Inc.	164,900	29,576
	Agilent Technologies Inc.	428,188	24,475
*	Waters Corp.	108,928	11,266
*	Mettler-Toledo International
	Inc.	37,522	10,149
	PerkinElmer Inc.	145,401	6,521
*	Covance Inc.	73,732	6,112
	Techne Corp.	47,569	4,544
*	Quintiles Transnational
	Holdings Inc.	75,278	4,225
*	PAREXEL International Corp.	73,035	4,122
*	Charles River Laboratories
	International Inc.	62,205	3,676

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories Inc.
	Class A	25,915	3,117
*	Bruker Corp.	150,973	3,029
*	Luminex Corp.	49,519	933
*	Cambrex Corp.	40,307	884
*	Accelerate Diagnostics Inc.	32,332	655
*	Fluidigm Corp.	20,674	563
*	Affymetrix Inc.	32,554	282
*	Sequenom Inc.	44,078	164
			175,871
Pharmaceuticals (38.7%)
	Johnson & Johnson	3,632,714	376,821
	Pfizer Inc.	8,180,601	240,428
	Merck & Co. Inc.	3,752,564	225,567
	AbbVie Inc.	2,041,752	112,868
	Bristol-Myers Squibb Co.	2,127,895	107,778
	Eli Lilly & Co.	1,293,753	82,231
*	Actavis plc	339,289	77,012
	Allergan Inc.	382,119	62,545
	Perrigo Co. plc	171,890	25,567
*	Mylan Inc.	479,937	23,325
	Zoetis Inc.	619,841	21,967
*	Salix Pharmaceuticals Ltd.	81,485	12,965
*	Mallinckrodt plc	145,982	11,896
*	Endo International plc	185,776	11,836
*	Hospira Inc.	214,632	11,534
*	Jazz Pharmaceuticals plc	68,774	11,205
*	Pacira Pharmaceuticals Inc.	43,533	4,713
*	Akorn Inc.	100,099	3,906
*	Nektar Therapeutics	163,125	2,326
*	Prestige Brands Holdings
	Inc.	66,623	2,306
*	Impax Laboratories Inc.	85,694	2,111
^	Theravance Inc.	59,446	1,401
*	AVANIR Pharmaceuticals
	Inc.	205,351	1,277
*	Lannett Co. Inc.	32,053	1,262
*	Depomed Inc.	74,490	1,143
*	Medicines Co.	40,676	1,042
*	Theravance Biopharma Inc.	31,369	921
*	BioDelivery Sciences
	International Inc.	56,390	902
*	Sagent Pharmaceuticals Inc.	27,398	762
*	TherapeuticsMD Inc.	129,490	719
*	Repros Therapeutics Inc.	30,616	671
*	SciClone Pharmaceuticals
	Inc.	61,038	419
*	Auxilium Pharmaceuticals
	Inc.	19,354	360
*	Intra-Cellular Therapies Inc.	24,911	354
*	Relypsa Inc.	13,144	332
*	Cempra Inc.	27,914	295
*	Aratana Therapeutics Inc.	25,312	294
*	Aerie Pharmaceuticals Inc.	11,091	182
*	XenoPort Inc.	13,962	71
*	Ampio Pharmaceuticals Inc.	12,994	61
*	Horizon Pharma Inc.	2,223	23
*	Endocyte Inc.	1,092	8
*	AcelRx Pharmaceuticals Inc.	927	7
*	VIVUS Inc.	1,113	5
			1,443,418
Total Common Stocks
(Cost $2,746,225)			3,730,731

Health Care Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $5,965)	5,965,201	5,965
Total Investments (100.1%)
(Cost $2,752,190)		3,736,696
Other Assets and Liabilities (–0.1%)
Other Assets		54,813
Liabilities[2]		(59,691)
		(4,878)
Net Assets (100%)		3,731,818

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,729,248
Undistributed Net Investment Income	29,557
Accumulated Net Realized Losses	(11,493)
Unrealized Appreciation (Depreciation)	984,506
Net Assets	3,731,818

Admiral Shares—Net Assets
Applicable to 7,048,422 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	413,116
Net Asset Value Per Share—
Admiral Shares	$58.61

ETF Shares—Net Assets
Applicable to 28,323,648 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,318,702
Net Asset Value Per Share—
ETF Shares	$117.17

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,533,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $5,965,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	45,153
Interest[1]	1
Securities Lending	631
Total Income	45,785
Expenses
The Vanguard Group—Note B
Investment Advisory Services	482
Management and Administrative—
Admiral Shares	296
Management and Administrative—
ETF Shares	2,041
Marketing and Distribution—
Admiral Shares	45
Marketing and Distribution—
ETF Shares	532
Custodian Fees	35
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	152
Trustees’ Fees and Expenses	2
Total Expenses	3,618
Net Investment Income	42,167
Realized Net Gain (Loss)
Investment Securities Sold	177,210
Futures Contracts	161
Realized Net Gain (Loss)	177,371
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	563,963
Net Increase (Decrease) in Net Assets
Resulting from Operations	783,501

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,167	25,751
Realized Net Gain (Loss)	177,371	9,411
Change in Unrealized Appreciation (Depreciation)	563,963	340,865
Net Increase (Decrease) in Net Assets Resulting from Operations	783,501	376,027
Distributions
Net Investment Income
Admiral Shares	(3,382)	(1,915)
ETF Shares	(26,834)	(17,154)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(30,216)	(19,069)
Capital Share Transactions
Admiral Shares	81,482	112,185
ETF Shares	732,487	703,392
Net Increase (Decrease) from Capital Share Transactions	813,969	815,577
Total Increase (Decrease)	1,567,254	1,172,535
Net Assets
Beginning of Period	2,164,564	992,029
End of Period[2]	3,731,818	2,164,564

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,557,000 and $17,606,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$44.99	$35.18	$29.81	$24.87	$25.19
Investment Operations
Net Investment Income	.666	.580	.599	.533	.729[1]
Net Realized and Unrealized Gain (Loss)
on Investments	13.523	9.831	5.298	4.888	(.312)
Total from Investment Operations	14.189	10.411	5.897	5.421	.417
Distributions
Dividends from Net Investment Income	(. 569)	(.601)	(. 527)	(.481)	(.737)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 569)	(.601)	(. 527)	(.481)	(.737)
Net Asset Value, End of Period	$58.61	$44.99	$35.18	$29.81	$24.87

Total Return [2]	31.77%	30.00%	20.08%	21.90%	1.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$413	$247	$98	$75	$54
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.69%	1.92%	1.74%	2.74%[1]
Portfolio Turnover Rate[3]	5%	5%	9%	9%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$89.94	$70.32	$59.58	$49.72	$50.37
Investment Operations
Net Investment Income	1.333	1.155	1.197	1.057	1.483[1]
Net Realized and Unrealized Gain (Loss)
on Investments	27.033	19.663	10.592	9.782	(. 646)
Total from Investment Operations	28.366	20.818	11.789	10.839	. 837
Distributions
Dividends from Net Investment Income	(1.136)	(1.198)	(1.049)	(. 979)	(1.487)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.136)	(1.198)	(1.049)	(. 979)	(1.487)
Net Asset Value, End of Period	$117.17	$89.94	$70.32	$59.58	$49.72

Total Return	31.76%	30.01%	20.07%	21.90%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,319	$1,918	$894	$692	$558
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.69%	1.92%	1.74%	2.74%[1]
Portfolio Turnover Rate[2]	5%	5%	9%	9%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned.

Health Care Index Fund

The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $352,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,730,727	—	4
Temporary Cash Investments	5,965	—	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	3,736,684	—	4
1 Represents variation margin on the last day of the reporting period.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $161,763,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $30,777,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $16,830,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $10,370,000 to offset future net capital gains through August 31, 2019.

At August 31, 2014, the cost of investment securities for tax purposes was $2,753,421,000. Net unrealized appreciation of investment securities for tax purposes was $983,275,000, consisting of unrealized gains of $987,819,000 on securities that had risen in value since their purchase and $4,544,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $1,333,568,000 of investment securities and sold $508,660,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,029,067,000 and $344,579,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	174,189	3,337	150,894	3,643
Issued in Lieu of Cash Distributions	3,071	62	1,689	47
Redeemed	(95,778)	(1,836)	(40,398)	(985)
Net Increase (Decrease) —Admiral Shares	81,482	1,563	112,185	2,705
ETF Shares
Issued	1,080,801	10,301	727,352	8,906
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(348,314)	(3,300)	(23,960)	(300)
Net Increase (Decrease)—ETF Shares	732,487	7,001	703,392	8,606

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VINAX	VIS
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.66%	1.66%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	353	353	2,499
Median Market Cap	$31.0B	$31.0B	$48.7B
Price/Earnings Ratio	20.1x	20.1x	20.7x
Price/Book Ratio	3.1x	3.1x	2.7x
Return on Equity	18.7%	18.7%	18.0%
Earnings Growth Rate	12.8%	12.8%	15.2%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
-Squared	1.00	0.89
Beta	1.00	1.16
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	21.3%
Agriculture & Farm Machinery	1.6
Air Freight & Logistics	5.5
Airlines	4.8
Building Products	2.0
Construction & Engineering	2.4
Construction Machinery & Heavy Trucks	6.7
Diversified Support Services	1.3
Electrical Components & Equipment	6.0
Environmental & Facilities Services	2.5
Human Resource & Employment Services	1.2
Industrial Conglomerates	17.0
Industrial Machinery	9.9
Railroads	7.2
Research & Consulting Services	2.4
Security & Alarm Services	1.1
Trading Companies & Distributors	3.1
Trucking	2.2
Other Industrials	1.8

Ten Largest Holdings (% of total net assets)

General Electric
Co.	Industrial Conglomerates	10.5%
Union Pacific Corp.	Railroads	3.9
United
Technologies Corp.	Aerospace & Defense	3.8
3M Co.	Industrial Conglomerates	3.6
Boeing Co.	Aerospace & Defense	3.6
Honeywell
International Inc.	Aerospace & Defense	2.9
United Parcel
Service Inc.	Air Freight & Logistics	2.8
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	2.6
Danaher Corp.	Industrial Conglomerates	1.9
Lockheed Martin
Corp.	Aerospace & Defense	1.9
Top Ten		37.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2014
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(9/23/2004)	Investment
Industrials Index Fund
ETF Shares Net Asset Value	24.83%	19.32%	9.47%	$24,571
Industrials Index Fund
ETF Shares Market Price	24.84	19.31	9.47	24,568
Spliced US IMI/Industrials 25/50	24.99	19.51	9.45	24,527
Industrials Funds Average	22.51	16.21	8.98	23,510
MSCI US IMI/2500	24.94	17.33	9.02	23,578

For a benchmark description, see the Glossary.
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(5/8/2006)	Investment
Industrials Index Fund Admiral Shares	24.84%	19.32%	7.17%	$177,828
Spliced US IMI/Industrials 25/50	24.99	19.51	7.33	180,025
MSCI US IMI/2500	24.94	17.33	7.70	185,294
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2014
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Industrials Index Fund ETF Shares Market Price	24.84%	141.75%	145.68%
Industrials Index Fund ETF Shares Net Asset Value	24.83	141.83	145.71
Spliced US IMI/Industrials 25/50	24.99	143.75	145.27
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		29.09%	22.48%	9.67%
Net Asset Value		29.19	22.49	9.67
Admiral Shares	5/8/2006	29.22	22.49	7.36

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (21.3%)
	United Technologies Corp.	687,282	74,213
	Boeing Co.	546,705	69,322
	Honeywell International Inc.	587,057	55,905
	Lockheed Martin Corp.	214,163	37,264
	General Dynamics Corp.	229,989	28,346
	Precision Castparts Corp.	114,242	27,882
	Raytheon Co.	246,896	23,786
	Northrop Grumman Corp.	160,538	20,424
	Textron Inc.	220,286	8,371
	L-3 Communications
	Holdings Inc.	67,655	7,439
	TransDigm Group Inc.	39,500	7,426
	Rockwell Collins Inc.	95,820	7,376
*	B/E Aerospace Inc.	82,851	7,021
*	Spirit AeroSystems Holdings
	Inc. Class A	111,250	4,266
	Huntington Ingalls Industries
	Inc.	38,500	3,931
*	Hexcel Corp.	78,315	3,226
	Alliant Techsystems Inc.	25,175	3,172
*	Esterline Technologies Corp.	25,099	2,942
	Triumph Group Inc.	41,531	2,881
*	Teledyne Technologies Inc.	28,330	2,750
	Exelis Inc.	148,815	2,558
	Curtiss-Wright Corp.	33,942	2,438
*	Moog Inc. Class A	32,758	2,323
*	DigitalGlobe Inc.	56,321	1,710
*	Orbital Sciences Corp.	47,591	1,274
	HEICO Corp. Class A	29,551	1,227
	AAR Corp.	31,096	861
	HEICO Corp.	15,786	818
	Cubic Corp.	17,891	799
*	GenCorp Inc.	38,499	710
*	Astronics Corp.	10,964	688
*	Taser International Inc.	40,726	638
*	Aerovironment Inc.	16,051	506
*	Engility Holdings Inc.	12,163	427
	American Science &
	Engineering Inc.	6,177	358
*,^	KEYW Holding Corp.	23,206	275
*	Kratos Defense & Security
	Solutions Inc.	35,837	270
	National Presto Industries Inc.	3,792	248
			416,071
Air Freight & Logistics (5.5%)
	United Parcel Service Inc.
	Class B	557,298	54,242
	FedEx Corp.	221,551	32,763
	CH Robinson Worldwide
	Inc.	116,936	7,982
	Expeditors International of
	Washington Inc.	156,504	6,464
*	XPO Logistics Inc.	41,247	1,277
*	Hub Group Inc. Class A	28,902	1,257
	Forward Air Corp.	24,050	1,113
*	UTi Worldwide Inc.	73,986	679

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide Holdings
	Inc.	19,657	658
	Park-Ohio Holdings Corp.	6,318	367
*	Echo Global Logistics Inc.	13,847	359
*	Air Transport Services Group
	Inc.	40,212	329
			107,490
Airlines (4.8%)
	Delta Air Lines Inc.	669,372	26,494
	American Airlines Group Inc.	567,567	22,084
	Southwest Airlines Co.	545,979	17,477
*	United Continental Holdings
	Inc.	294,758	14,033
	Alaska Air Group Inc.	108,614	5,033
*	Spirit Airlines Inc.	57,413	4,041
*	JetBlue Airways Corp.	197,355	2,414
	Allegiant Travel Co. Class A	11,682	1,435
*	Hawaiian Holdings Inc.	34,963	545
*	Republic Airways Holdings
	Inc.	38,894	395
	SkyWest Inc.	40,187	361
			94,312
Building Products (2.0%)
	Masco Corp.	280,923	6,593
	Fortune Brands Home &
	Security Inc.	130,660	5,646
	Allegion plc	75,850	3,901
	Lennox International Inc.	36,794	3,082
	AO Smith Corp.	61,764	3,031
	Owens Corning	84,188	3,031
*	Armstrong World Industries
	Inc.	36,531	2,107
*	USG Corp.	70,196	2,034
	Simpson Manufacturing Co.
	Inc.	32,299	1,044
*	Trex Co. Inc.	24,989	940
	Apogee Enterprises Inc.	22,646	827
*	Masonite International Corp.	14,034	803
	Universal Forest Products
	Inc.	15,663	742
	AAON Inc.	34,631	646
*	Nortek Inc.	7,262	605
	Quanex Building Products
	Corp.	29,255	528
*	NCI Building Systems Inc.	23,109	461
*	American Woodmark Corp.	9,773	383
	Griffon Corp.	30,089	375
*	Gibraltar Industries Inc.	22,959	365
	Insteel Industries Inc.	13,658	321
*	Builders FirstSource Inc.	38,459	265
*	Patrick Industries Inc.	6,281	262
*	Ply Gem Holdings Inc.	15,445	182
			38,174
Commercial Services & Supplies (6.0%)
	Waste Management Inc.	348,037	16,347
	Tyco International Ltd.	364,024	16,243
	Republic Services Inc.
	Class A	224,978	8,848

			Value•
		Shares	($000)
*	Stericycle Inc.	67,092	7,974
	Cintas Corp.	80,361	5,315
	ADT Corp.	138,183	5,093
	Iron Mountain Inc.	128,612	4,627
	Waste Connections Inc.	92,703	4,548
	Pitney Bowes Inc.	159,979	4,329
	KAR Auction Services Inc.	110,112	3,321
*	Copart Inc.	89,673	3,087
	RR Donnelley & Sons Co.	156,744	2,770
*	Clean Harbors Inc.	45,678	2,765
	Deluxe Corp.	39,594	2,358
	Covanta Holding Corp.	92,151	1,934
	Civeo Corp.	75,380	1,915
	Rollins Inc.	51,614	1,536
	Mobile Mini Inc.	36,638	1,435
	Healthcare Services Group
	Inc.	52,428	1,433
	Herman Miller Inc.	46,416	1,380
	MSA Safety Inc.	24,829	1,375
	HNI Corp.	35,328	1,339
	Tetra Tech Inc.	51,017	1,301
	United Stationers Inc.	31,119	1,265
	UniFirst Corp.	11,909	1,155
	Steelcase Inc. Class A	71,432	1,121
	ABM Industries Inc.	41,637	1,108
	Brady Corp. Class A	38,175	1,016
	Brink’s Co.	36,109	989
	Interface Inc. Class A	52,564	895
	G&K Services Inc. Class A	15,647	875
	McGrath RentCorp	19,352	716
	Knoll Inc.	37,995	695
*	ACCO Brands Corp.	89,294	690
	US Ecology Inc.	16,025	685
*	Team Inc.	15,159	605
	West Corp.	19,753	586
	Multi-Color Corp.	10,306	478
	Quad/Graphics Inc.	18,588	417
	Kimball International Inc.
	Class B	22,723	361
*	SP Plus Corp.	16,374	355
	Viad Corp.	15,973	350
	Ennis Inc.	20,265	292
*	InnerWorkings Inc.	28,195	244
*	Performant Financial Corp.	24,674	237
*	Heritage-Crystal Clean Inc.	7,967	128
			116,536
Construction & Engineering (2.4%)
	Fluor Corp.	125,589	9,280
*	Quanta Services Inc.	168,221	6,113
*	Jacobs Engineering Group
	Inc.	104,050	5,609
	Chicago Bridge & Iron Co.
	NV	76,327	4,841
	URS Corp.	54,690	3,313
*	AECOM Technology Corp.	70,021	2,650
	KBR Inc.	116,442	2,564
	Foster Wheeler AG	77,843	2,541
	EMCOR Group Inc.	52,544	2,270
*	MasTec Inc.	48,584	1,482

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Granite Construction Inc.	29,032	1,024
*	Tutor Perini Corp.	30,565	913
	Primoris Services Corp.	30,397	883
*	Dycom Industries Inc.	26,672	832
*	Aegion Corp. Class A	29,813	735
	Comfort Systems USA Inc.	29,545	449
*	MYR Group Inc.	16,613	388
*	Great Lakes Dredge &
	Dock Corp.	43,943	335
*	Northwest Pipe Co.	7,907	292
*	Pike Corp.	23,798	284
*	Furmanite Corp.	29,041	264
*	Orion Marine Group Inc.	21,083	213
*	Layne Christensen Co.	14,050	160
*	Ameresco Inc. Class A	13,862	117
			47,552
Electrical Equipment (6.2%)
	Emerson Electric Co.	554,006	35,467
	Eaton Corp. plc	376,197	26,262
	Rockwell Automation Inc.	109,473	12,766
	AMETEK Inc.	192,962	10,215
*	Sensata Technologies
	Holding NV	126,094	6,200
	Hubbell Inc. Class B	41,070	4,965
	Acuity Brands Inc.	34,018	4,214
	Babcock & Wilcox Co.	86,690	2,518
	Regal-Beloit Corp.	35,405	2,516
*	Generac Holdings Inc.	54,014	2,513
	EnerSys	37,038	2,381
*	SolarCity Corp.	32,708	2,246
*	Polypore International Inc.	35,329	1,584
	Franklin Electric Co. Inc.	31,892	1,211
	AZZ Inc.	20,051	929
*	GrafTech International Ltd.	95,827	837
	General Cable Corp.	38,661	830
*	Thermon Group Holdings
	Inc.	25,015	679
*,^	Plug Power Inc.	118,253	660
	Encore Wire Corp.	15,451	656
	Powell Industries Inc.	7,539	397
*	Capstone Turbine Corp.	258,195	323
*	Power Solutions
	International Inc.	3,738	256
	Global Power Equipment
	Group Inc.	12,693	214
	Preformed Line Products
	Co.	2,104	120
*	Vicor Corp.	14,148	116
			121,075
Industrial Conglomerates (17.0%)
	General Electric Co.	7,913,585	205,595
	3M Co.	490,518	70,635
	Danaher Corp.	496,844	38,063
	Roper Industries Inc.	78,451	11,811
	Carlisle Cos. Inc.	50,357	4,175
	Raven Industries Inc.	28,583	762
			331,041
Machinery (18.2%)
	Caterpillar Inc.	467,993	51,044
	Illinois Tool Works Inc.	309,319	27,285
	Deere & Co.	272,738	22,935
	Cummins Inc.	137,862	20,005
	PACCAR Inc.	279,296	17,543
	Parker-Hannifin Corp.	117,618	13,585
	Ingersoll-Rand plc	212,998	12,823
	Dover Corp.	131,387	11,545
	Stanley Black & Decker Inc.	116,649	10,673
	Pentair plc	153,486	10,448
	Flowserve Corp.	108,405	8,227

			Market
			Value•
		Shares	($000)
	Pall Corp.	86,631	7,309
	Wabtec Corp.	75,664	6,307
	Trinity Industries Inc.	122,252	5,915
	Snap-on Inc.	45,838	5,728
	Xylem Inc.	145,673	5,428
	Joy Global Inc.	78,846	4,979
	IDEX Corp.	63,820	4,910
*	WABCO Holdings Inc.	45,971	4,744
	Donaldson Co. Inc.	109,686	4,591
*	Colfax Corp.	68,259	4,342
	Lincoln Electric Holdings Inc.	60,771	4,321
	Nordson Corp.	48,296	3,915
*	Middleby Corp.	45,314	3,907
	Graco Inc.	48,120	3,699
	Allison Transmission
	Holdings Inc.	118,362	3,631
	ITT Corp.	72,193	3,455
	AGCO Corp.	70,360	3,436
	Oshkosh Corp.	66,612	3,309
	Terex Corp.	87,580	3,276
	Manitowoc Co. Inc.	106,272	3,127
	SPX Corp.	29,390	3,058
	Valmont Industries Inc.	20,019	2,818
	Toro Co.	44,989	2,768
	Kennametal Inc.	61,745	2,767
	Timken Co.	57,608	2,609
	Crane Co.	36,599	2,547
	Woodward Inc.	47,954	2,505
	CLARCOR Inc.	39,588	2,502
*	Rexnord Corp.	67,675	1,977
	Actuant Corp. Class A	54,272	1,831
	Hillenbrand Inc.	49,499	1,655
*	Chart Industries Inc.	23,857	1,596
	Harsco Corp.	63,503	1,537
	Greenbrier Cos. Inc.	20,850	1,491
*	Navistar International Corp.	38,244	1,442
	Watts Water Technologies
	Inc. Class A	21,425	1,356
	Mueller Industries Inc.	44,450	1,300
*	Proto Labs Inc.	17,097	1,286
	Barnes Group Inc.	36,217	1,240
*	EnPro Industries Inc.	17,929	1,217
	Mueller Water Products Inc.
	Class A	125,519	1,159
	RBC Bearings Inc.	18,247	1,128
*	TriMas Corp.	35,350	1,121
*	Meritor Inc.	72,897	994
	Tennant Co.	13,794	961
	CIRCOR International Inc.	12,446	886
	Albany International Corp.	22,378	841
	Lindsay Corp.	10,149	789
*	Wabash National Corp.	53,826	761
	ESCO Technologies Inc.	20,799	749
	Briggs & Stratton Corp.	37,137	748
	Standex International Corp.	10,019	748
	Federal Signal Corp.	49,214	724
	Altra Industrial Motion Corp.	21,236	706
	Sun Hydraulics Corp.	17,589	704
	John Bean Technologies
	Corp.	22,734	660
	Astec Industries Inc.	15,261	634
	Titan International Inc.	42,087	610
	American Railcar Industries
	Inc.	7,545	601
	Hyster-Yale Materials
	Handling Inc.	6,978	538
*	Blount International Inc.	32,903	526
	Gorman-Rupp Co.	16,504	512
	LB Foster Co. Class A	7,694	404
	Douglas Dynamics Inc.	18,578	370

			Market
			Value•
		Shares	($000)
	Columbus McKinnon Corp.	14,726	369
	Kadant Inc.	8,754	347
	Alamo Group Inc.	5,690	277
	FreightCar America Inc.	9,267	276
	Global Brass & Copper
	Holdings Inc.	16,280	252
*,^	ExOne Co.	8,475	248
	Twin Disc Inc.	6,047	196
			355,783
Marine (0.3%)
*	Kirby Corp.	40,418	4,821
	Matson Inc.	33,704	910
			5,731
Professional Services (3.6%)
	Nielsen NV	239,189	11,240
*	IHS Inc. Class A	53,633	7,641
*	Verisk Analytics Inc. Class A	118,297	7,594
	Equifax Inc.	96,178	7,575
	Towers Watson & Co.
	Class A	55,629	6,099
	Robert Half International
	Inc.	108,410	5,443
	Manpowergroup Inc.	62,789	4,871
	Dun & Bradstreet Corp.	29,268	3,436
	Corporate Executive Board
	Co.	26,399	1,740
*	Advisory Board Co.	28,372	1,407
*	FTI Consulting Inc.	31,924	1,184
*	Korn/Ferry International	38,912	1,177
*	On Assignment Inc.	38,185	1,129
*	Huron Consulting Group Inc.	18,284	1,106
*	WageWorks Inc.	25,968	1,071
*	TrueBlue Inc.	32,272	876
	Exponent Inc.	10,196	745
	Acacia Research Corp.	39,205	697
*	Navigant Consulting Inc.	38,540	628
*	RPX Corp.	35,082	533
	Insperity Inc.	18,024	532
*	ICF International Inc.	13,964	472
	Resources Connection Inc.	30,649	469
	Kforce Inc.	22,628	454
	Kelly Services Inc. Class A	22,694	379
*	GP Strategies Corp.	12,010	303
*	CBIZ Inc.	34,616	298
*	Mistras Group Inc.	13,375	287
	Heidrick & Struggles
	International Inc.	12,640	274
*	Franklin Covey Co.	9,916	189
	CDI Corp.	11,156	169
*	Pendrell Corp.	91,776	141
			70,159
Road & Rail (9.4%)
	Union Pacific Corp.	715,362	75,306
	Norfolk Southern Corp.	244,080	26,117
	CSX Corp.	794,056	24,544
*	Hertz Global Holdings Inc.	354,276	10,469
	Kansas City Southern	86,817	10,015
*	Avis Budget Group Inc.	83,175	5,615
	JB Hunt Transport Services
	Inc.	73,991	5,590
*	Genesee & Wyoming Inc.
	Class A	41,070	4,038
	Ryder System Inc.	42,220	3,814
*	Old Dominion Freight Line
	Inc.	51,117	3,408
	Landstar System Inc.	35,731	2,425
	Con-way Inc.	44,698	2,291
	AMERCO	6,163	1,712
*	Swift Transportation Co.	69,483	1,472

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Knight Transportation Inc.	47,636	1,208
	Werner Enterprises Inc.	37,186	926
*	Saia Inc.	19,223	913
	Heartland Express Inc.	37,887	888
	ArcBest Corp.	19,293	693
*	Roadrunner Transportation
	Systems Inc.	22,126	557
	Marten Transport Ltd.	19,613	388
	Celadon Group Inc.	17,358	363
*	YRC Worldwide Inc.	13,562	315
*	Quality Distribution Inc.	21,153	297
*	Patriot Transportation
	Holding Inc.	4,840	168
			183,532
Trading Companies & Distributors (3.1%)
	WW Grainger Inc.	48,603	11,966
	Fastenal Co.	222,187	10,061
*	United Rentals Inc.	76,764	9,031
	MSC Industrial Direct Co.
	Inc. Class A	37,965	3,422
*	WESCO International Inc.	35,071	2,946
	Air Lease Corp. Class A	76,610	2,904
*	NOW Inc.	84,843	2,802
*	HD Supply Holdings Inc.	83,078	2,307
	GATX Corp.	34,314	2,274
*	MRC Global Inc.	80,022	1,986
	Watsco Inc.	20,027	1,852
	Applied Industrial
	Technologies Inc.	31,314	1,525
	TAL International Group Inc.	25,348	1,120
*	Beacon Roofing Supply Inc.	38,677	1,103
	H&E Equipment Services Inc.	24,893	1,018
	Aircastle Ltd.	50,718	970
*	Rush Enterprises Inc.
	Class A	22,709	833
	Kaman Corp.	18,996	772
*	DXP Enterprises Inc.	8,373	671
	Aceto Corp.	21,168	407
*	CAI International Inc.	13,975	271
*	Stock Building Supply
	Holdings Inc.	11,341	193
*	Titan Machinery Inc.	14,026	173
			60,607

		Market
		Value•
	Shares	($000)
Transportation Infrastructure (0.2%)
Macquarie Infrastructure
Co. LLC	50,078	3,612
* Wesco Aircraft Holdings Inc.	53,102	974
		4,586
Total Common Stocks
(Cost $1,765,410)		1,952,649
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $442)	442,300	442
Total Investments (100.0%)
(Cost $1,765,852)		1,953,091
Other Assets and Liabilities (0.0%)
Other Assets		16,720
Liabilities[2]		(16,152)
		568
Net Assets (100%)		1,953,659

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,769,050
Undistributed Net Investment Income	19,247
Accumulated Net Realized Losses	(21,877)
Unrealized Appreciation (Depreciation)	187,239
Net Assets	1,953,659

Admiral Shares—Net Assets
Applicable to 1,324,279 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	70,722
Net Asset Value Per Share—
Admiral Shares	$53.40

ETF Shares—Net Assets
Applicable to 18,114,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,882,937
Net Asset Value Per Share—
ETF Shares	$103.95

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $418,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $442,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	29,598
Interest[1]	2
Securities Lending	118
Total Income	29,718
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative—
Admiral Shares	42
Management and Administrative—
ETF Shares	1,186
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	310
Custodian Fees	59
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	67
Trustees’ Fees and Expenses	1
Total Expenses	1,968
Net Investment Income	27,750
Realized Net Gain (Loss) on
Investment Securities Sold	192,518
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	93,349
Net Increase (Decrease) in Net Assets
Resulting from Operations	313,617

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,750	14,080
Realized Net Gain (Loss)	192,518	20,861
Change in Unrealized Appreciation (Depreciation)	93,349	116,282
Net Increase (Decrease) in Net Assets Resulting from Operations	313,617	151,223
Distributions
Net Investment Income
Admiral Shares	(288)	(276)
ETF Shares	(15,915)	(12,372)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,203)	(12,648)
Capital Share Transactions
Admiral Shares	44,859	1,287
ETF Shares	489,396	485,940
Net Increase (Decrease) from Capital Share Transactions	534,255	487,227
Total Increase (Decrease)	831,669	625,802
Net Assets
Beginning of Period	1,121,990	496,188
End of Period[2]	1,953,659	1,121,990

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,247,000 and $7,592,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$43.24	$34.84	$30.89	$26.57	$23.85
Investment Operations
Net Investment Income	.780	.780[1]	.699	.511	.446[1]
Net Realized and Unrealized Gain (Loss)
on Investments	9.922	8.382	3.878	4.248	2.619
Total from Investment Operations	10.702	9.162	4.577	4.759	3.065
Distributions
Dividends from Net Investment Income	(. 542)	(.762)	(. 627)	(. 439)	(. 345)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 542)	(.762)	(. 627)	(. 439)	(. 345)
Net Asset Value, End of Period	$53.40	$43.24	$34.84	$30.89	$26.57

Total Return [2]	24.84%	26.70%	15.03%	17.79%	12.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71	$18	$14	$14	$7
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.97%	1.99%	1.66%	1.69%
Portfolio Turnover Rate[3]	5%	6%	6%	5%	10%
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$84.17	$67.82	$60.12	$51.71	$46.45
Investment Operations
Net Investment Income	1.508	1.517[1]	1.360	.992	.910[1]
Net Realized and Unrealized Gain (Loss)
on Investments	19.332	16.321	7.557	8.269	5.065
Total from Investment Operations	20.840	17.838	8.917	9.261	5.975
Distributions
Dividends from Net Investment Income	(1.060)	(1.488)	(1.217)	(.851)	(.715)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.060)	(1.488)	(1.217)	(.851)	(.715)
Net Asset Value, End of Period	$103.95	$84.17	$67.82	$60.12	$51.71

Total Return	24.83%	26.69%	15.04%	17.79%	12.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,883	$1,104	$482	$451	$295
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.97%	1.99%	1.66%	1.69%
Portfolio Turnover Rate[2]	5%	6%	6%	5%	10%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Industrials Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $179,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $108,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2014, had unrealized appreciation of $117,000.

During the year ended August 31, 2014, the fund realized $191,866,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $19,857,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $761,000 to offset taxable gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $21,875,000 to offset future net capital gains. Of this amount, $21,658,000 is subject to expiration dates; $3,382,000 may be used to offset future net capital gains through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. Capital losses of $217,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $1,765,971,000. Net unrealized appreciation of investment securities for tax purposes was $187,120,000, consisting of unrealized gains of $216,676,000 on securities that had risen in value since their purchase and $29,556,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $1,174,556,000 of investment securities and sold $628,236,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,042,159,000 and $551,591,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Industrials Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	63,885	1,275	7,400	182
Issued in Lieu of Cash Distributions	266	5	228	6
Redeemed	(19,292)	(376)	(6,341)	(161)
Net Increase (Decrease) —Admiral Shares	44,859	904	1,287	27
ETF Shares
Issued	1,042,334	10,600	555,138	6,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(552,938)	(5,600)	(69,198)	(900)
Net Increase (Decrease)—ETF Shares	489,396	5,000	485,940	6,000

At August 31, 2014, one shareholder was the record or beneficial owner of 42% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VITAX	VGT
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.24%	1.24%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	411	411	2,499
Median Market Cap $128.5B		$128.5B	$48.7B
Price/Earnings Ratio	21.3x	21.3x	20.7x
Price/Book Ratio	4.0x	4.0x	2.7x
Return on Equity	25.4%	25.4%	18.0%
Earnings Growth Rate	21.8%	21.8%	15.2%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.79
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	5.6%
Communications Equipment	8.3
Data Processing & Outsourced Services	9.3
Electronic Components	1.5
Electronic Manufacturing Services	1.4
Internet Software & Services	17.2
IT Consulting & Other Services	7.1
Semiconductor Equipment	1.9
Semiconductors	11.3
Systems Software	14.0
Technology Hardware, Storage & Peripherals	20.3
Other Information Technology	2.1

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	14.8%
Microsoft Corp.	Systems Software	8.5
Google Inc.	Internet Software
	& Services	7.8
International
Business	IT Consulting &
Machines Corp.	Other Services	4.4
Intel Corp.	Semiconductors	4.2
Facebook Inc.	Internet Software
	& Services	3.6
Oracle Corp.	Systems Software	3.5
QUALCOMM Inc.	Communications
	Equipment	3.1
Cisco Systems Inc.	Communications
	Equipment	3.1
Visa Inc.	Data Processing
	& Outsourced Services	2.5
Top Ten Total		55.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	32.04%	17.27%	10.41%	$26,909
Information Technology Index Fund
ETF Shares Market Price	31.98	17.24	10.41	26,928
Spliced US IMI/Information Technology 25/50	32.17	17.46	10.60	27,381
Science and Technology Funds Average	28.20	16.56	10.16	26,316
MSCI US IMI/2500	24.94	17.33	9.05	23,791

For a benchmark description, see the Glossary.
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	32.05%	17.27%	10.39%	$268,663
Spliced US IMI/Information Technology 25/50	32.17	17.46	10.60	273,805
MSCI US IMI/2500	24.94	17.33	9.05	237,905

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	31.98%	121.55%	169.28%
Information Technology Index Fund ETF Shares Net Asset Value	32.04	121.78	169.09
Spliced US IMI/Information Technology 25/50	32.17	123.57	173.81

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		32.15%	18.83%	8.32%
Net Asset Value		32.14	18.83	8.32
Admiral Shares	3/25/2004	32.15	18.83	8.30

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (8.3%)
	QUALCOMM Inc.	2,470,064	187,972
	Cisco Systems Inc.	7,496,692	187,342
	Motorola Solutions Inc.	334,808	19,888
	Juniper Networks Inc.	624,116	14,473
*	F5 Networks Inc.	110,744	13,753
	Harris Corp.	155,779	11,121
	Brocade Communications
	Systems Inc.	641,021	6,763
*	Palo Alto Networks Inc.	78,990	6,713
*	ARRIS Group Inc.	180,278	5,518
*	Riverbed Technology Inc.	224,670	4,233
*	JDS Uniphase Corp.	341,090	3,940
*	ViaSat Inc.	64,001	3,644
*	Ciena Corp.	153,405	3,174
*	Aruba Networks Inc.	148,441	3,169
*	EchoStar Corp. Class A	62,653	3,160
*	CommScope Holding Co.
	Inc.	122,433	3,154
	Plantronics Inc.	62,822	2,999
*	Finisar Corp.	140,478	2,853
*	Polycom Inc.	200,037	2,650
	InterDigital Inc.	59,052	2,620
	ADTRAN Inc.	82,779	1,911
*	Infinera Corp.	178,865	1,892
*	NETGEAR Inc.	53,252	1,769
*	Ubiquiti Networks Inc.	32,139	1,458
*	Ruckus Wireless Inc.	88,985	1,238
*	Sonus Networks Inc.	326,821	1,232
*	CalAmp Corp.	49,485	954
*	Harmonic Inc.	143,905	945
	Comtech
	Telecommunications Corp.	23,479	893
*	Mitel Networks Corp.	86,029	862
*	Ixia	77,839	749
*	Extreme Networks Inc.	139,694	745
*	ShoreTel Inc.	89,622	600
*	Emulex Corp.	106,627	584
*	Calix Inc.	54,965	577
	Black Box Corp.	23,026	545
	Oplink Communications Inc.	26,945	521
*	Applied Optoelectronics Inc.	17,410	370
*	Digi International Inc.	37,445	312
	Alliance Fiber Optic
	Products Inc.	18,875	280
*	ParkerVision Inc.	138,558	172
			507,748

			Market
			Value•
		Shares	($000)
*	Ingram Micro Inc.	227,350	6,554
*	Zebra Technologies Corp.	74,192	5,789
	Jabil Circuit Inc.	267,713	5,777
	FEI Co.	61,775	5,191
*	Cognex Corp.	121,632	5,106
	National Instruments Corp.	148,771	4,932
	Belden Inc.	64,276	4,697
	CDW Corp.	125,905	4,160
*	Knowles Corp.	124,406	4,095
*	Tech Data Corp.	55,570	3,751
	Anixter International Inc.	40,968	3,656
*	Dolby Laboratories Inc.
	Class A	73,350	3,417
*	IPG Photonics Corp.	49,341	3,389
	Vishay Intertechnology Inc.	197,730	3,164
	Littelfuse Inc.	33,337	3,064
*	SYNNEX Corp.	43,299	3,020
*,^	InvenSense Inc.	110,480	2,856
*	Sanmina Corp.	120,853	2,838
*	Itron Inc.	57,287	2,419
*	Coherent Inc.	36,315	2,341
*	Universal Display Corp.	61,038	2,120
*	Plexus Corp.	49,603	2,043
*	Measurement Specialties
	Inc.	23,378	2,006
*	Benchmark Electronics Inc.	78,480	1,933
*	OSI Systems Inc.	27,623	1,927
	Methode Electronics Inc.	55,124	1,859
*	ScanSource Inc.	41,729	1,609
	MTS Systems Corp.	22,379	1,591
*	Insight Enterprises Inc.	60,554	1,589
*	Rogers Corp.	26,143	1,573
*	FARO Technologies Inc.	25,186	1,461
*	II-VI Inc.	77,844	1,087
*	Newport Corp.	57,191	1,079
	Badger Meter Inc.	20,009	1,042
	AVX Corp.	73,710	1,016
*	Rofin-Sinar Technologies
	Inc.	41,165	986
*	Checkpoint Systems Inc.	60,527	838
	Park Electrochemical Corp.	28,976	815
	CTS Corp.	44,368	787
*	Fabrinet	43,649	707
	Daktronics Inc.	53,593	705
*	DTS Inc.	26,085	623
*	RealD Inc.	64,716	602
*	TTM Technologies Inc.	78,286	599
*	GSI Group Inc.	44,724	573
*	Mercury Systems Inc.	48,437	541
*	Maxwell Technologies Inc.	41,149	423
	Electro Rent Corp.	26,040	394
	PC Connection Inc.	15,287	347
*	Kemet Corp.	65,515	330
	Electro Scientific Industries
	Inc.	39,321	292
*	Control4 Corp.	16,485	245
*	Multi-Fineline Electronix
	Inc.	13,996	142
			262,496

			Market
			Value•
		Shares	($000)
Internet Software & Services (17.2%)
*	Google Inc. Class A	412,189	240,042
*	Google Inc. Class C	419,499	239,786
*	Facebook Inc. Class A	2,917,398	218,280
*	eBay Inc.	1,669,331	92,648
*	Yahoo! Inc.	1,399,653	53,901
*	LinkedIn Corp. Class A	154,077	34,783
*	Twitter Inc.	474,360	23,599
*	Equinix Inc.	72,877	15,906
*	Akamai Technologies Inc.	260,483	15,738
*	VeriSign Inc.	182,682	10,427
	IAC/InterActiveCorp	112,971	7,862
*	Yelp Inc. Class A	89,451	7,373
*	Pandora Media Inc.	255,565	6,910
*	CoStar Group Inc.	46,469	6,726
*	Rackspace Hosting Inc.	177,760	6,150
*	Zillow Inc. Class A	41,723	5,986
	MercadoLibre Inc.	48,388	5,562
*	AOL Inc.	117,222	5,066
	j2 Global Inc.	66,587	3,559
*	Dealertrack Technologies
	Inc.	74,542	3,336
*	Cornerstone OnDemand
	Inc.	70,374	2,635
*	Conversant Inc.	93,483	2,575
*	Trulia Inc.	40,322	2,485
*	Demandware Inc.	43,847	2,330
*	WebMD Health Corp.	48,151	2,328
*	Vistaprint NV	43,739	2,112
*	Envestnet Inc.	41,872	1,927
*	comScore Inc.	45,421	1,740
	NIC Inc.	90,305	1,692
*	LogMeIn Inc.	33,669	1,424
*	Constant Contact Inc.	44,731	1,394
*	Web.com Group Inc.	71,137	1,348
*	SPS Commerce Inc.	23,585	1,319
*	Gogo Inc.	76,076	1,288
*	Shutterstock Inc.	17,993	1,274
*	Bankrate Inc.	82,327	1,156
*	Endurance International
	Group Holdings Inc.	77,861	1,048
*	LivePerson Inc.	75,150	970
*	Blucora Inc.	58,620	913
*	Move Inc.	54,506	867
*	Perficient Inc.	48,292	832
*	Global Eagle Entertainment
	Inc.	61,519	776
*,^	Textura Corp.	26,775	772
*	Monster Worldwide Inc.	133,574	771
*	Marketo Inc.	25,805	756
*	Xoom Corp.	32,982	754
*	Stamps.com Inc.	21,185	713
*	SciQuest Inc.	39,324	628
*	Digital River Inc.	41,037	627
	EarthLink Holdings Corp.	149,208	616
*	Liquidity Services Inc.	40,060	610
*	Bazaarvoice Inc.	71,827	524
*	Cvent Inc.	20,705	520
*	Benefitfocus Inc.	14,949	494

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Angie’s List Inc.	63,867	490
*	Dice Holdings Inc.	55,376	470
*	Internap Network Services
	Corp.	67,169	459
*	ChannelAdvisor Corp.	28,327	459
*	Intralinks Holdings Inc.	57,219	450
*	E2open Inc.	29,327	443
*	XO Group Inc.	37,074	434
	Marchex Inc. Class B	47,576	408
*,^	Rocket Fuel Inc.	17,665	288
*	RealNetworks Inc.	33,628	259
*	Brightcove Inc.	39,906	243
*	Marin Software Inc.	28,903	241
*	QuinStreet Inc.	47,642	228
*	Travelzoo Inc.	10,859	185
*	Millennial Media Inc.	54,345	129
			1,051,044
IT Services (16.3%)
	International Business
	Machines Corp.	1,407,195	270,604
	Visa Inc. Class A	730,835	155,317
	MasterCard Inc. Class A	1,479,947	112,195
	Accenture plc Class A	926,360	75,091
	Automatic Data Processing
	Inc.	705,440	58,890
*	Cognizant Technology
	Solutions Corp. Class A	890,341	40,715
	Fidelity National
	Information Services Inc.	421,117	23,898
*	Fiserv Inc.	364,674	23,510
	Xerox Corp.	1,622,861	22,412
*	Alliance Data Systems
	Corp.	79,327	20,993
	Paychex Inc.	478,991	19,950
*	FleetCor Technologies Inc.	109,141	15,682
	Western Union Co.	788,665	13,778
	Computer Sciences Corp.	211,973	12,674
*	Teradata Corp.	230,735	10,538
*	Gartner Inc.	132,037	9,849
	Total System Services Inc.	248,594	7,821
	Global Payments Inc.	105,037	7,638
	Broadridge Financial
	Solutions Inc.	176,526	7,509
	Jack Henry & Associates
	Inc.	123,676	7,150
*	Vantiv Inc. Class A	213,819	6,688
*	WEX Inc.	56,706	6,445
*	VeriFone Systems Inc.	163,791	5,720
	DST Systems Inc.	52,741	4,895
	MAXIMUS Inc.	99,063	4,081
*	Euronet Worldwide Inc.	70,336	3,749
*	CoreLogic Inc.	126,601	3,579
	Leidos Holdings Inc.	93,650	3,526
	Science Applications
	International Corp.	64,412	2,971
	Convergys Corp.	147,200	2,826
*	NeuStar Inc. Class A	89,355	2,635
*	Sapient Corp.	173,932	2,524
	Heartland Payment
	Systems Inc.	52,348	2,501
*	Cardtronics Inc.	64,909	2,304
	EVERTEC Inc.	97,201	2,239
*	CACI International Inc.
	Class A	30,781	2,220
*	Syntel Inc.	24,474	2,187
*	EPAM Systems Inc.	55,262	2,081
	Booz Allen Hamilton
	Holding Corp. Class A	93,588	2,076
*	Acxiom Corp.	111,549	2,069
*	iGATE Corp.	51,450	1,925
*	Unisys Corp.	74,615	1,747

			Market
			Value•
		Shares	($000)
*	Blackhawk Network
	Holdings Inc. Class B	59,072	1,623
	CSG Systems
	International Inc.	49,992	1,386
*	Virtusa Corp.	40,528	1,380
*	ExlService Holdings Inc.	45,789	1,249
*	Sykes Enterprises Inc.	57,900	1,212
	ManTech International
	Corp. Class A	34,765	1,007
*	TeleTech Holdings Inc.	29,259	786
*	Global Cash Access
	Holdings Inc.	95,576	746
	Cass Information Systems
	Inc.	13,370	627
	Forrester Research Inc.	15,936	619
*	MoneyGram International
	Inc.	43,593	613
*	Ciber Inc.	106,296	406
*	ServiceSource International
	Inc.	100,385	381
	Computer Task Group Inc.	21,544	275
*	Higher One Holdings Inc.	44,722	173
			999,685
Semiconductors & Semiconductor
Equipment (13.2%)
	Intel Corp.	7,284,865	254,387
	Texas Instruments Inc.	1,579,526	76,102
*	Micron Technology Inc.	1,566,438	51,066
	Applied Materials Inc.	1,781,610	41,164
	Broadcom Corp. Class A	782,998	30,834
	Avago Technologies Ltd.
	Class A	365,541	30,007
	Analog Devices Inc.	459,748	23,502
	KLA-Tencor Corp.	242,668	18,545
	Lam Research Corp.	237,228	17,059
	Xilinx Inc.	393,409	16,622
	Altera Corp.	458,420	16,201
	NVIDIA Corp.	816,469	15,880
	Skyworks Solutions Inc.	277,372	15,716
	Linear Technology Corp.	346,885	15,648
	Microchip Technology Inc.	293,149	14,314
	Maxim Integrated Products
	Inc.	413,665	12,778
*	SunEdison Inc.	372,264	8,201
*	Cree Inc.	178,862	8,149
	Marvell Technology Group
	Ltd.	557,435	7,754
*	First Solar Inc.	109,745	7,647
*	ON Semiconductor Corp.	649,161	6,336
	Teradyne Inc.	286,037	5,889
*	Atmel Corp.	615,961	5,457
*	RF Micro Devices Inc.	417,136	5,202
*	TriQuint Semiconductor
	Inc.	238,274	4,924
*	Synaptics Inc.	52,626	4,321
*	Cavium Inc.	76,868	4,318
*	International Rectifier Corp.	104,082	4,101
*	Advanced Micro Devices
	Inc.	947,917	3,953
*	Microsemi Corp.	138,343	3,685
*,^	GT Advanced Technologies
	Inc.	201,358	3,586
*	Integrated Device
	Technology Inc.	208,159	3,424
*	Freescale Semiconductor
	Ltd.	156,301	3,290
*	Fairchild Semiconductor
	International Inc. Class A	182,241	3,198
	Intersil Corp. Class A	186,699	2,809
*	Silicon Laboratories Inc.	59,356	2,691
	MKS Instruments Inc.	78,068	2,650

			Market
			Value•
		Shares	($000)
	Power Integrations Inc.	44,279	2,647
*	Semtech Corp.	100,309	2,614
*	SunPower Corp. Class A	67,013	2,561
	Monolithic Power Systems
	Inc.	53,184	2,541
*	Entegris Inc.	202,696	2,461
	Cypress Semiconductor
	Corp.	219,306	2,423
*	Mellanox Technologies Ltd.	54,987	2,298
*	OmniVision Technologies
	Inc.	81,832	2,218
*	Cirrus Logic Inc.	90,961	2,199
*	Amkor Technology Inc.	207,748	2,161
*	PMC-Sierra Inc.	284,113	2,097
	Tessera Technologies Inc.	69,872	2,066
*	Veeco Instruments Inc.	58,282	2,061
*	Rambus Inc.	157,522	1,955
*	Spansion Inc. Class A	78,980	1,761
*	Kulicke & Soffa Industries
	Inc.	111,651	1,640
*	Cabot Microelectronics
	Corp.	35,759	1,534
*	Diodes Inc.	54,668	1,391
*	Lattice Semiconductor
	Corp.	169,964	1,276
	Brooks Automation Inc.	97,275	1,103
*	Advanced Energy
	Industries Inc.	56,982	1,097
*	Ultratech Inc.	40,993	1,060
*,^	Ambarella Inc.	30,791	1,055
*	Applied Micro Circuits
	Corp.	108,394	918
	Micrel Inc.	70,479	883
*	Photronics Inc.	90,104	796
*	PDF Solutions Inc.	37,510	749
*	Xcerra Corp.	66,955	700
	Integrated Silicon Solution
	Inc.	43,626	647
*	Exar Corp.	58,846	587
*	Silicon Image Inc.	113,326	573
*	Magnachip Semiconductor
	Corp.	45,864	566
*	FormFactor Inc.	79,490	560
*	Nanometrics Inc.	32,689	547
*	Inphi Corp.	35,208	530
*	CEVA Inc.	32,258	489
*	M/A-COM Technology
	Solutions Holdings Inc.	20,595	488
*	Rudolph Technologies Inc.	48,149	466
	IXYS Corp.	36,538	438
*	NVE Corp.	6,309	435
*	Entropic Communications
	Inc.	134,350	353
*	Audience Inc.	21,178	182
			806,536
Software (20.3%)
	Microsoft Corp.	11,484,155	521,725
	Oracle Corp.	5,220,267	216,798
*	salesforce.com inc	853,599	50,439
*	Adobe Systems Inc.	691,965	49,752
	Intuit Inc.	395,130	32,867
	Symantec Corp.	1,012,192	24,576
*	Autodesk Inc.	332,925	17,858
*	Electronic Arts Inc.	460,356	17,420
	Activision Blizzard Inc.	732,431	17,241
*	Red Hat Inc.	277,011	16,876
*	Citrix Systems Inc.	239,760	16,846
	CA Inc.	486,092	13,727
*	Workday Inc. Class A	139,212	12,678
*	VMware Inc. Class A	124,149	12,239
*	ServiceNow Inc.	189,765	11,600

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	ANSYS Inc.	135,817	11,042
*	Synopsys Inc.	226,292	9,255
*	Splunk Inc.	164,382	8,868
*	Cadence Design Systems
	Inc.	425,066	7,498
	FactSet Research Systems
	Inc.	58,823	7,494
*	Concur Technologies Inc.	70,993	7,126
*	MICROS Systems Inc.	103,962	7,066
*	PTC Inc.	173,588	6,716
*	Nuance Communications
	Inc.	373,403	6,352
	Solera Holdings Inc.	101,451	6,184
*	Ultimate Software Group
	Inc.	39,635	5,826
*	Aspen Technology Inc.	134,683	5,534
*	Informatica Corp.	161,611	5,504
*	Fortinet Inc.	204,267	5,272
*	TIBCO Software Inc.	228,225	4,756
*	SS&C Technologies
	Holdings Inc.	103,904	4,703
*	Guidewire Software Inc.	98,919	4,506
*	NetSuite Inc.	49,716	4,357
*	Verint Systems Inc.	86,326	4,328
*	SolarWinds Inc.	99,914	4,275
*	Tyler Technologies Inc.	45,745	4,074
*	Qlik Technologies Inc.	130,214	3,676
*	Tableau Software Inc.
	Class A	55,568	3,639
*	CommVault Systems Inc.	65,971	3,638
*	Take-Two Interactive
	Software Inc.	145,258	3,415
*	ACI Worldwide Inc.	168,368	3,278
*	Manhattan Associates Inc.	111,658	3,225
*	Rovi Corp.	138,582	3,205
	Mentor Graphics Corp.	142,364	3,105
	Compuware Corp.	318,655	2,979
	Fair Isaac Corp.	50,938	2,963
*	FireEye Inc.	94,936	2,956
*	Zynga Inc. Class A	960,148	2,780
*	NetScout Systems Inc.	57,326	2,641
	Blackbaud Inc.	67,392	2,621
*	TiVo Inc.	168,044	2,368
*	Synchronoss Technologies
	Inc.	47,831	2,113
	Advent Software Inc.	64,361	2,079
*	MicroStrategy Inc. Class A	13,278	1,845
*	Proofpoint Inc.	43,308	1,727
	Monotype Imaging
	Holdings Inc.	57,044	1,677
*	Bottomline Technologies
	de Inc.	57,088	1,608
*	Progress Software Corp.	67,813	1,571
*	Ellie Mae Inc.	38,329	1,372
*	RealPage Inc.	79,725	1,285
	Pegasystems Inc.	50,181	1,114

			Market
			Value•
		Shares	($000)
*	Interactive Intelligence
	Group Inc.	23,569	1,009
*	Infoblox Inc.	74,693	1,005
*	BroadSoft Inc.	41,482	990
*,^	VirnetX Holding Corp.	63,647	939
*	PROS Holdings Inc.	35,046	897
*	Imperva Inc.	28,603	833
*	Net 1 UEPS Technologies
	Inc.	62,416	765
*	Comverse Inc.	30,801	760
*	EnerNOC Inc.	37,137	729
*	Tangoe Inc.	50,259	700
^	Ebix Inc.	44,895	693
	Epiq Systems Inc.	44,296	644
*	VASCO Data Security
	International Inc.	43,202	638
*	Qualys Inc.	26,031	633
*	ePlus Inc.	8,991	526
*	Jive Software Inc.	56,199	392
*	Seachange International Inc.	48,006	364
*	Silver Spring Networks Inc.	31,409	326
*	Actuate Corp.	65,678	292
*	Telenav Inc.	36,622	252
*	Rosetta Stone Inc.	28,393	248
*	Rally Software
	Development Corp.	21,452	248
*	Mavenir Systems Inc.	21,076	237
*	Gigamon Inc.	15,920	173
*	Vringo Inc.	110,661	112
			1,240,663
Technology Hardware, Storage
& Peripherals (20.4%)
	Apple Inc.	8,824,447	904,506
	Hewlett-Packard Co.	2,773,363	105,388
	EMC Corp.	2,996,119	88,475
	Western Digital Corp.	326,727	33,656
	SanDisk Corp.	331,066	32,431
	Seagate Technology plc	477,865	29,905
	NetApp Inc.	484,716	20,436
*	NCR Corp.	245,247	8,378
*,^	3D Systems Corp.	153,545	8,216
	Lexmark International Inc.
	Class A	87,299	4,414
	Diebold Inc.	89,229	3,388
*	Electronics For Imaging Inc.	68,494	3,016
*	Cray Inc.	56,130	1,583
*	Super Micro Computer Inc.	51,021	1,250
*	QLogic Corp.	127,097	1,150
*	Eastman Kodak Co.	26,983	624
*	Silicon Graphics
	International Corp.	47,446	465
*	Quantum Corp.	327,286	409
			1,247,690
Total Common Stocks
(Cost $4,411,373)			6,115,862

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $4,037)	4,036,700	4,037
Total Investments (100.1%)
(Cost $4,415,410)		6,119,899
Other Assets and Liabilities (–0.1%)
Other Assets		94,715
Liabilities[2]		(98,195)
		(3,480)
Net Assets (100%)		6,116,419

At August 31, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	4,418,430
Undistributed Net Investment Income	50,064
Accumulated Net Realized Losses	(56,564)
Unrealized Appreciation (Depreciation)	1,704,489
Net Assets	6,116,419

Admiral Shares—Net Assets
Applicable to 4,636,837 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	240,784
Net Asset Value Per Share—
Admiral Shares	$51.93

ETF Shares—Net Assets
Applicable to 57,942,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,875,635
Net Asset Value Per Share—
ETF Shares	$101.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,935,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $4,037,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	73,954
Interest[1]	4
Securities Lending	526
Total Income	74,484
Expenses
The Vanguard Group—Note B
Investment Advisory Services	882
Management and Administrative—
Admiral Shares	152
Management and Administrative—
ETF Shares	3,656
Marketing and Distribution—
Admiral Shares	40
Marketing and Distribution—
ETF Shares	936
Custodian Fees	46
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—ETF Shares	215
Trustees’ Fees and Expenses	3
Total Expenses	5,966
Net Investment Income	68,518
Realized Net Gain (Loss) on
Investment Securities Sold	216,537
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,053,464
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,338,519

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,518	45,155
Realized Net Gain (Loss)	216,537	31,212
Change in Unrealized Appreciation (Depreciation)	1,053,464	176,618
Net Increase (Decrease) in Net Assets Resulting from Operations	1,338,519	252,985
Distributions
Net Investment Income
Admiral Shares	(1,907)	(1,728)
ETF Shares	(46,579)	(30,105)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(48,486)	(31,833)
Capital Share Transactions
Admiral Shares	37,646	45,761
ETF Shares	1,139,818	750,980
Net Increase (Decrease) from Capital Share Transactions	1,177,464	796,741
Total Increase (Decrease)	2,467,497	1,017,893
Net Assets
Beginning of Period	3,648,922	2,631,029
End of Period[2]	6,116,419	3,648,922

1 Interest income from an affiliated company of the fund was $4,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $50,064,000 and $30,032,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$39.75	$37.17	$30.30	$25.30	$24.39
Investment Operations
Net Investment Income	.580	.521	. 320	. 238.146
Net Realized and Unrealized Gain (Loss)
on Investments	12.079	2.493	6.797	4.947	.882
Total from Investment Operations	12.659	3.014	7.117	5.185	1.028
Distributions
Dividends from Net Investment Income	(.479)	(. 434)	(.247)	(.185)	(.118)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.479)	(. 434)	(.247)	(.185)	(.118)
Net Asset Value, End of Period	$51.93	$39.75	$37.17	$30.30	$25.30

Total Return[1]	32.05%	8.24%	23.63%	20.46%	4.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$241	$152	$95	$60	$46
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.53%	1.01%	0.79%	0.69%
Portfolio Turnover Rate[2]	6%	6%	6%	6%	9%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$77.63	$72.58	$59.17	$49.40	$47.64
Investment Operations
Net Investment Income	1.135	1.011	.628	.464	. 296
Net Realized and Unrealized Gain (Loss)
on Investments	23.589	4.872	13.267	9.668	1.714
Total from Investment Operations	24.724	5.883	13.895	10.132	2.010
Distributions
Dividends from Net Investment Income	(. 944)	(. 833)	(. 485)	(. 362)	(. 250)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 944)	(. 833)	(. 485)	(. 362)	(. 250)
Net Asset Value, End of Period	$101.41	$77.63	$72.58	$59.17	$49.40

Total Return	32.04%	8.23%	23.65%	20.48%	4.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,876	$3,497	$2,536	$1,730	$1,137
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.53%	1.01%	0.79%	0.69%
Portfolio Turnover Rate[1]	6%	6%	6%	6%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Information Technology Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $588,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $210,457,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $51,585,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $6,080,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $56,558,000 to offset future net capital gains. Of this amount, $55,219,000 is subject to expiration dates; $612,000 may be used to offset future net capital gains through August 31, 2015, 218,000 through August 31, 2016, $14,013,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $1,339,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $188,000 expired on August 31, 2014; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2014, the cost of investment securities for tax purposes was $4,415,415,000. Net unrealized appreciation of investment securities for tax purposes was $1,704,484,000, consisting of unrealized gains of $1,743,546,000 on securities that had risen in value since their purchase and 39,062,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $1,907,549,000 of investment securities and sold $708,457,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,538,412,000 and $402,748,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	74,157	1,605	92,628	2,538
Issued in Lieu of Cash Distributions	1,800	41	1,656	46
Redeemed	(38,311)	(835)	(48,523)	(1,313)
Net Increase (Decrease) —Admiral Shares	37,646	811	45,761	1,271
ETF Shares
Issued	1,543,974	17,400	808,844	10,901
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(404,156)	(4,500)	(57,864)	(800)
Net Increase (Decrease)—ETF Shares	1,139,818	12,900	750,980	10,101

At August 31, 2014, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VMIAX	VAW
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.74%	1.74%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	132	132	2,499
Median Market Cap	$21.0B	$21.0B	$48.7B
Price/Earnings Ratio	24.4x	24.4x	20.7x
Price/Book Ratio	3.0x	3.0x	2.7x
Return on Equity	18.1%	18.1%	18.0%
Earnings Growth Rate	16.4%	16.4%	15.2%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—-
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.83
Beta	1.00	1.43
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	2.6%
Commodity Chemicals	7.8
Construction Materials	2.5
Diversified Chemicals	18.1
Diversified Metals & Mining	5.7
Fertilizers & Agricultural Chemicals	11.0
Gold	2.3
Industrial Gases	8.7
Metal & Glass Containers	3.7
Paper Packaging	5.3
Paper Products	3.7
Specialty Chemicals	21.4
Steel	6.3
Other Materials	0.9

Ten Largest Holdings (% of total net assets)

Dow Chemical Co.	Diversified Chemicals	7.5%
EI du Pont de
Nemours & Co.	Diversified Chemicals	7.1
Monsanto Co.	Fertilizers &
	Agricultural Chemicals	7.1
LyondellBasell
Industries NV	Commodity Chemicals	6.0
Praxair Inc.	Industrial Gases	4.5
Freeport-	Diversified Metals
McMoRan Inc.	& Mining	4.4
Ecolab Inc.	Specialty Chemicals	3.6
PPG Industries Inc.	Specialty Chemicals	3.3
Air Products &
Chemicals Inc.	Industrial Gases	3.3
International
Paper Co.	Paper Products	2.3
Top Ten Total		49.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund
ETF Shares Net Asset Value	27.17%	15.67%	10.20%	$26,418
Materials Index Fund
ETF Shares Market Price	27.17	15.66	10.21	26,434
Spliced US IMI/Materials 25/50	27.31	15.84	10.33	26,724
Basic Materials Funds Average	19.08	8.58	7.95	21,487
MSCI US IMI/2500	24.94	17.33	9.05	23,791
For a benchmark description, see the Glossary. Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	27.18%	15.68%	10.19%	$263,827
Spliced US IMI/Materials 25/50	27.31	15.84	10.33	267,243
MSCI US IMI/2500	24.94	17.33	9.05	237,905

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	27.17%	106.93%	164.34%
Materials Index Fund ETF Shares Net Asset Value	27.17	107.06	164.18
Spliced US IMI/Materials 25/50	27.31	108.57	167.24

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		31.58%	18.77%	9.97%
Net Asset Value		31.61	18.77	9.96
Admiral Shares	2/11/2004	31.61	18.78	9.95

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (66.9%)
	Dow Chemical Co.	2,106,405	112,798
	EI du Pont de Nemours
	& Co.	1,606,584	106,211
	Monsanto Co.	916,964	106,047
	LyondellBasell Industries
	NV Class A	784,127	89,665
	Praxair Inc.	512,541	67,425
	Ecolab Inc.	472,742	54,280
	PPG Industries Inc.	241,874	49,792
	Air Products & Chemicals
	Inc.	371,385	49,472
	Sherwin-Williams Co.	148,188	32,321
	Mosaic Co.	565,235	26,996
	CF Industries Holdings Inc.	91,102	23,474
	Eastman Chemical Co.	264,503	21,814
	Sigma-Aldrich Corp.	207,944	21,626
	Celanese Corp. Class A	272,645	17,051
	FMC Corp.	232,883	15,403
	International Flavors &
	Fragrances Inc.	142,235	14,450
	Ashland Inc.	129,537	13,889
	Airgas Inc.	116,947	12,909
*	WR Grace & Co.	126,880	12,565
	Valspar Corp.	140,523	11,349
	RPM International Inc.	232,997	10,981
	Rockwood Holdings Inc.	126,996	10,284
	Huntsman Corp.	360,882	9,704
	Albemarle Corp.	139,168	8,848
	Westlake Chemical Corp.	81,705	7,936
	NewMarket Corp.	17,990	7,320
	PolyOne Corp.	164,531	6,453
	Cabot Corp.	112,770	6,178
	Cytec Industries Inc.	59,642	6,145
	Axiall Corp.	122,332	5,087
	Sensient Technologies
	Corp.	86,411	4,849
	Scotts Miracle-Gro Co.
	Class A	80,321	4,637
*	Chemtura Corp.	168,104	4,150
	HB Fuller Co.	87,628	4,122
	Minerals Technologies Inc.	60,331	3,778
	Olin Corp.	138,277	3,774
	Tronox Ltd. Class A	109,404	3,321
	Balchem Corp.	53,247	2,739
*	Flotek Industries Inc.	89,429	2,486
*	Rayonier Advanced
	Materials Inc.	73,715	2,448
	Innophos Holdings Inc.	38,322	2,228
	A Schulman Inc.	51,071	1,983
*	Ferro Corp.	136,814	1,844
	Quaker Chemical Corp.	23,197	1,809
	Innospec Inc.	42,842	1,807
*	Calgon Carbon Corp.	84,046	1,785

			Market
			Value•
		Shares	($000)
	Stepan Co.	35,282	1,704
*	Intrepid Potash Inc.	99,853	1,531
	OM Group Inc.	56,163	1,494
*	LSB Industries Inc.	33,565	1,344
	Koppers Holdings Inc.	35,914	1,333
*	Taminco Corp.	52,593	1,260
*	Kraton Performance
	Polymers Inc.	57,316	1,165
*	Rentech Inc.	394,581	884
	Tredegar Corp.	39,646	825
*	OMNOVA Solutions Inc.	82,096	689
	Kronos Worldwide Inc.	40,608	642
	Hawkins Inc.	16,761	617
	American Vanguard Corp.	45,076	606
*	Landec Corp.	44,122	579
	FutureFuel Corp.	41,534	578
	Zep Inc.	34,145	542
			1,002,026
Construction Materials (2.5%)
	Vulcan Materials Co.	228,778	14,500
	Martin Marietta Materials
	Inc.	98,792	12,938
	Eagle Materials Inc.	83,217	8,481
*	Headwaters Inc.	128,440	1,668
	United States Lime &
	Minerals Inc.	3,882	242
			37,829
Containers & Packaging (9.0%)
	Ball Corp.	231,814	14,859
	Sealed Air Corp.	358,727	12,950
	MeadWestvaco Corp.	293,824	12,634
	Rock-Tenn Co. Class A	251,080	12,343
*	Crown Holdings Inc.	242,392	11,700
	Packaging Corp. of America	171,966	11,692
*	Owens-Illinois Inc.	288,650	8,888
	Avery Dennison Corp.	166,455	8,012
	AptarGroup Inc.	114,544	7,348
	Sonoco Products Co.	178,473	7,346
*	Graphic Packaging Holding
	Co.	571,732	7,313
	Bemis Co. Inc.	176,319	7,183
*	Berry Plastics Group Inc.	205,600	4,957
	Silgan Holdings Inc.	77,844	3,919
	Greif Inc. Class A	44,896	2,150
	Myers Industries Inc.	49,239	971
			134,265
Metals & Mining (17.4%)
	Freeport-McMoRan Inc.	1,817,182	66,091
	Alcoa Inc.	2,050,834	34,064
	Nucor Corp.	557,150	30,264
	Newmont Mining Corp.	871,790	23,617
	United States Steel Corp.	253,045	9,780
	Reliance Steel &
	Aluminum Co.	135,926	9,504

			Market
			Value•
		Shares	($000)
	Steel Dynamics Inc.	390,650	9,079
	Royal Gold Inc.	113,290	8,808
	Allegheny Technologies Inc.	189,869	8,007
	US Silica Holdings Inc.	94,019	6,752
	Compass Minerals
	International Inc.	58,651	5,224
	Carpenter Technology Corp.	92,837	5,081
*	Stillwater Mining Co.	209,523	3,889
	Cliffs Natural Resources Inc.	254,466	3,835
	Worthington Industries Inc.	90,956	3,678
	Commercial Metals Co.	195,597	3,380
	TimkenSteel Corp.	64,769	3,095
*	SunCoke Energy Inc.	122,033	2,930
*	AK Steel Holding Corp.	239,110	2,611
	Kaiser Aluminum Corp.	31,444	2,533
*	Century Aluminum Co.	93,202	2,328
	Globe Specialty Metals Inc.	103,484	2,126
	Hecla Mining Co.	599,981	1,962
*	Horsehead Holding Corp.	88,680	1,790
*	RTI International Metals Inc.	50,727	1,472
*	Coeur Mining Inc.	181,091	1,434
	Schnitzer Steel Industries
	Inc.	45,769	1,267
	Materion Corp.	34,795	1,135
*	McEwen Mining Inc.	389,701	1,080
	Haynes International Inc.	21,624	1,072
*,^	Allied Nevada Gold Corp.	173,143	661
	Walter Energy Inc.	115,102	643
*,^	Molycorp Inc.	342,361	613
	Gold Resource Corp.	65,536	406
	Olympic Steel Inc.	15,955	384
*	AM Castle & Co.	27,902	273
			260,868
Paper & Forest Products (4.2%)
	International Paper Co.	719,960	34,882
*	KapStone Paper and
	Packaging Corp.	150,976	4,641
	Domtar Corp.	112,155	4,182
*	Louisiana-Pacific Corp.	246,372	3,516
*	Clearwater Paper Corp.	35,665	2,468
	Schweitzer-Mauduit
	International Inc.	53,342	2,285
*	Resolute Forest Products
	Inc.	115,798	1,991
	PH Glatfelter Co.	75,151	1,874
*	Boise Cascade Co.	58,874	1,770
	Neenah Paper Inc.	28,963	1,583
	Deltic Timber Corp.	20,050	1,328
*	Mercer International Inc.	78,290	786
	Wausau Paper Corp.	73,628	671
			61,977
Total Common Stocks
(Cost $1,241,898)			1,496,965

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.113%
(Cost $169)	169,000	169
Total Investments (100.0%)
(Cost $1,242,067)		1,497,134
Other Assets and Liabilities (0.0%)
Other Assets		10,551
Liabilities[2]		(10,659)
		(108)
Net Assets (100%)		1,497,026

At August 31, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	1,266,947
Undistributed Net Investment Income	15,285
Accumulated Net Realized Losses	(40,273)
Unrealized Appreciation (Depreciation)	255,067
Net Assets	1,497,026

Admiral Shares—Net Assets
Applicable to 3,017,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	174,524
Net Asset Value Per Share—
Admiral Shares	$57.84

ETF Shares—Net Assets
Applicable to 11,652,042 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,322,502
Net Asset Value Per Share—
ETF Shares	$113.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $157,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $169,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	24,741
Interest[1]	1
Securities Lending	130
Total Income	24,872
Expenses
The Vanguard Group—Note B
Investment Advisory Services	198
Management and Administrative—
Admiral Shares	133
Management and Administrative—
ETF Shares	809
Marketing and Distribution—
Admiral Shares	23
Marketing and Distribution—
ETF Shares	205
Custodian Fees	11
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	78
Trustees’ Fees and Expenses	1
Total Expenses	1,491
Net Investment Income	23,381
Realized Net Gain (Loss) on
Investment Securities Sold	46,571
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	215,169
Net Increase (Decrease) in Net Assets
Resulting from Operations	285,121

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,381	20,471
Realized Net Gain (Loss)	46,571	26,138
Change in Unrealized Appreciation (Depreciation)	215,169	78,706
Net Increase (Decrease) in Net Assets Resulting from Operations	285,121	125,315
Distributions
Net Investment Income
Admiral Shares	(2,782)	(2,309)
ETF Shares	(17,757)	(13,282)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(20,539)	(15,591)
Capital Share Transactions
Admiral Shares	1,431	(945)
ETF Shares	296,361	60,420
Net Increase (Decrease) from Capital Share Transactions	297,792	59,475
Total Increase (Decrease)	562,374	169,199
Net Assets
Beginning of Period	934,652	765,453
End of Period[2]	1,497,026	934,652

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,285,000 and $12,443,000
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$46.34	$40.66	$39.53	$33.32	$30.68
Investment Operations
Net Investment Income	.936	1.014	.783	. 579	.971[1]
Net Realized and Unrealized Gain (Loss)
on Investments	11.528	5.464	1.151	6.551	2.128
Total from Investment Operations	12.464	6.478	1.934	7.130	3.099
Distributions
Dividends from Net Investment Income	(. 964)	(.798)	(. 804)	(. 920)	(. 459)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 964)	(.798)	(. 804)	(. 920)	(. 459)
Net Asset Value, End of Period	$57.84	$46.34	$40.66	$39.53	$33.32

Total Return[2]	27.18%	16.12%	5.10%	21.26%	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$175	$139	$123	$138	$97
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.88%	2.32%	1.93%	1.63%	2.81%[1]
Portfolio Turnover Rate[3]	4%	7%	7%	14%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$90.94	$79.81	$77.59	$65.40	$60.23
Investment Operations
Net Investment Income	1.847	1.993	1.537	1.142	1.907[1]
Net Realized and Unrealized Gain (Loss)
on Investments	22.612	10.708	2.259	12.852	4.186
Total from Investment Operations	24.459	12.701	3.796	13.994	6.093
Distributions
Dividends from Net Investment Income	(1.899)	(1.571)	(1.576)	(1.804)	(. 923)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.899)	(1.571)	(1.576)	(1.804)	(. 923)
Net Asset Value, End of Period	$113.50	$90.94	$79.81	$77.59	$65.40

Total Return	27.17%	16.08%	5.09%	21.26%	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,323	$796	$642	$593	$415
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.88%	2.32%	1.93%	1.63%	2.81%[1]
Portfolio Turnover Rate[2]	4%	7%	7%	14%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Materials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $45,839,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $15,959,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,031,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $40,272,000 to offset future net capital gains. Of this amount, $39,879,000 is subject to expiration dates; $18,746,000 may be used to offset future net capital gains through August 31, 2018, and $21,133,000 through August 31, 2019. Capital losses of $393,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $1,242,067,000. Net unrealized appreciation of investment securities for tax purposes was $255,067,000, consisting of unrealized gains of $349,925,000 on securities that had risen in value since their purchase and $94,858,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $467,273,000 of investment securities and sold $166,674,000 of investment securities, other than temporary cash investments. Purchases and sales include $390,607,000 and $114,817,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Materials Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	37,288	704	30,574	686
Issued in Lieu of Cash Distributions	2,322	46	2,029	48
Redeemed	(38,179)	(729)	(33,548)	(764)
Net Increase (Decrease) —Admiral Shares	1,431	21	(945)	(30)
ETF Shares
Issued	411,198	4,001	139,315	1,601
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(114,837)	(1,100)	(78,895)	(900)
Net Increase (Decrease)—ETF Shares	296,361	2,901	60,420	701

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VTCAX	VOX
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	3.14%	3.14%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	30	29	2,499
Median Market Cap	$23.5B	$23.5B	$48.7B
Price/Earnings Ratio	17.9x	17.9x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Return on Equity	13.4%	13.4%	18.0%
Earnings Growth Rate	5.5%	5.5%	15.2%
Dividend Yield	3.4%	3.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.30
Beta	1.01	0.53
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	18.2%
Integrated Telecommunication Services	64.7
Wireless Telecommunication Services	16.9
Other	0.2

Ten Largest Holdings (% of total net assets)

Verizon	Integrated
Communications	Telecommunication
Inc.	Services	22.5%
AT&T Inc.	Integrated
	Telecommunication
	Services	22.5
SBA	Wireless
Communications	Telecommunication
Corp.	Services	4.4
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.4
Level 3
Communications
Inc.	Alternative Carriers	3.1
Windstream	Integrated
Holdings Inc.	Telecommunication
	Services	3.0
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	3.0
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	2.9
tw telecom inc	Alternative Carriers	2.8
Sprint Corp.	Wireless
	Telecommunication
	Services	2.0
Top Ten Total		70.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2014
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(9/23/2004)	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	17.08%	15.48%	8.90%	$23,326
Telecommunication Services Index Fund
ETF Shares Market Price	17.11	15.49	8.90	23,325
Spliced US IMI/Telecommunication
Services 25/50	17.00	14.65	7.92	21,330
Telecommunication Funds Average	18.89	13.31	6.29	18,328
MSCI US IMI/2500	24.94	17.33	9.02	23,578
For a benchmark description, see the Glossary.
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(3/11/2005)	Investment
Telecommunication Services Index Fund
Admiral Shares	17.13%	15.49%	8.57%	$217,991
Spliced US IMI/Telecommunication Services 25/50	17.00	14.65	7.92	205,816
MSCI US IMI/2500	24.94	17.33	8.37	214,122
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2014
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Telecommunication Services Index Fund ETF Shares Market Price	17.11%	105.43%	133.25%
Telecommunication Services Index Fund ETF Shares Net Asset Value	17.08	105.34	133.26
Spliced US IMI/Telecommunication Services 25/50	17.00	98.12	113.30
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		15.87%	15.76%	8.99%
Net Asset Value		15.91	15.77	8.99
Admiral Shares	3/11/2005	15.94	15.79	8.67

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Diversified Telecommunication Services (82.9%)
	Alternative Carriers (18.2%)
*	Level 3 Communications
	Inc.	532,785	23,954
*	tw telecom inc Class A	530,669	21,776
*,^	Iridium Communications
	Inc.	1,491,781	14,023
*	inContact Inc.	1,384,551	12,682
	Cogent Communications
	Holdings Inc.	357,668	12,397
*	8x8 Inc.	1,590,103	12,355
*	Premiere Global Services
	Inc.	868,495	11,438
*	Vonage Holdings Corp.	3,198,521	11,035
	Lumos Networks Corp.	722,961	10,577
*,^	magicJack VocalTec Ltd.	756,767	9,490

	Integrated Telecommunication Services (64.7%)
	Verizon Communications
	Inc.	3,470,094	172,880
	AT&T Inc.	4,942,118	172,776
	CenturyLink Inc.	826,428	33,875
	Windstream Holdings Inc.	2,071,223	23,405
	Frontier Communications
	Corp.	3,403,225	23,142
	Consolidated
	Communications
	Holdings Inc.	590,310	14,392
	Atlantic Tele-Network Inc.	206,626	12,116
*	Hawaiian Telcom Holdco
	Inc.	424,643	11,678
*	Cincinnati Bell Inc.	3,119,398	11,448
	IDT Corp. Class B	702,207	11,032
*	General Communication
	Inc. Class A	968,411	10,885
			637,356
Other (0.2%)[1]
*	Leap Wireless
	International Inc CVR	577,114	1,454

			Market
			Value•
		Shares	($000)
Wireless Telecommunication Services (16.9%)
*	SBA Communications
	Corp. Class A	309,950	34,184
*	T-Mobile US Inc.	732,993	22,049
*	Sprint Corp.	2,733,046	15,332
	Telephone & Data
	Systems Inc.	544,870	14,352
	Shenandoah
	Telecommunications Co.	444,605	12,280
	Spok Holdings Inc.	770,197	11,399
	NTELOS Holdings Corp.	775,625	10,231
*	United States Cellular Corp.	270,791	10,214
			130,041
	Total Common Stocks
	(Cost $717,426)		768,851
Temporary Cash Investments (0.4%)
	Money Market Fund (0.4%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.113%	2,892,000	2,892

		Face
		Amount
		($000
U.S. Government and Agency Obligations (0.0%)
4	Fannie Mae
	Discount Notes,
	0.080%, 9/3/14	200	200
Total Temporary Cash Investments
	(Cost $3,091)		3,092
	Total Investments (100.4%)
	(Cost $720,517)		771,943
Other Assets and Liabilities (–0.4%)
	Other Assets		6,738
	Liabilities[3]		(9,881)
			(3,143)
	Net Assets (100%)		768,800

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	774,504
Undistributed Net Investment Income	14,121
Accumulated Net Realized Losses	(71,251)
Unrealized Appreciation (Depreciation)	51,426
Net Assets	768,800

Admiral Shares—Net Assets
Applicable to 567,195 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	25,561
Net Asset Value Per Share—
Admiral Shares	$45.07

ETF Shares—Net Assets
Applicable to 8,403,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	743,239
Net Asset Value Per Share—
ETF Shares	$88.44

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,531,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,640,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	22,005
Interest[1]	1
Securities Lending	106
Total Income	22,112
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative—
Admiral Shares	20
Management and Administrative—
ETF Shares	396
Marketing and Distribution—
Admiral Shares	3
Marketing and Distribution—
ETF Shares	131
Custodian Fees	9
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	86
Total Expenses	781
Net Investment Income	21,331
Realized Net Gain (Loss)
Investment Securities Sold	399
Futures Contracts	72
Realized Net Gain (Loss)	471
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	74,721
Futures Contracts	1
Change in Unrealized Appreciation
(Depreciation)	74,722
Net Increase (Decrease) in Net Assets
Resulting from Operations	96,524

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,331	24,456
Realized Net Gain (Loss)	471	61,827
Change in Unrealized Appreciation (Depreciation)	74,722	(18,059)
Net Increase (Decrease) in Net Assets Resulting from Operations	96,524	68,224
Distributions
Net Investment Income
Admiral Shares	(927)	(678)
ETF Shares	(23,038)	(16,305)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(23,965)	(16,983)
Capital Share Transactions
Admiral Shares	1,775	(347)
ETF Shares	162,554	(62,644)
Net Increase (Decrease) from Capital Share Transactions	164,329	(62,991)
Total Increase (Decrease)	236,888	(11,750)
Net Assets
Beginning of Period	531,912	543,662
End of Period[2]	768,800	531,912

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,121,000 and $16,755,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$40.02	$36.09	$33.18	$29.22	$25.77
Investment Operations
Net Investment Income	1.217	1.906[1]	1.082[2]	1.077	1.024[2]
Net Realized and Unrealized Gain (Loss)
on Investments	5.486	3.284	2.845	3.853	3.183
Total from Investment Operations	6.703	5.190	3.927	4.930	4.207
Distributions
Dividends from Net Investment Income	(1.653)	(1.260)	(1.017)	(. 970)	(.757)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.653)	(1.260)	(1.017)	(. 970)	(.757)
Net Asset Value, End of Period	$45.07	$40.02	$36.09	$33.18	$29.22

Total Return [3]	17.13%	14.80%	12.33%	16.87%	16.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$21	$19	$20	$14
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.29%	4.56%[1]	3.24%	3.60%	3.60%
Portfolio Turnover Rate[4]	19%	19%	28%	21%	23%
1 Net investment income per share and the ratio of net investment income to average net assets include $.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$78.54	$70.82	$65.11	$57.34	$50.58
Investment Operations
Net Investment Income	2.394	3.734[1]	2.105[2]	2.118	1.981[2]
Net Realized and Unrealized Gain (Loss)
on Investments	10.749	6.455	5.614	7.557	6.290
Total from Investment Operations	13.143	10.189	7.719	9.675	8.271
Distributions
Dividends from Net Investment Income	(3.243)	(2.469)	(2.009)	(1.905)	(1.511)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.243)	(2.469)	(2.009)	(1.905)	(1.511)
Net Asset Value, End of Period	$88.44	$78.54	$70.82	$65.11	$57.34

Total Return	17.08%	14.78%	12.33%	16.87%	16.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$743	$511	$524	$391	$241
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.29%	4.56%[1]	3.24%	3.60%	3.60%
Portfolio Turnover Rate[3]	19%	19%	28%	21%	23%
1 Net investment income per share and the ratio of net investment income to average net assets include $.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however,

Telecommunication Services Index Fund

such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $77,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	767,397	—	1,454
Temporary Cash Investments	2,892	200	—
Total	770,289	200	1,454

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $21,773,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $14,458,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $4,665,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $71,251,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $25,966,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $720,517,000. Net unrealized appreciation of investment securities for tax purposes was $51,426,000, consisting of unrealized gains of $70,670,000 on securities that had risen in value since their purchase and $19,244,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $382,741,000 of investment securities and sold $217,129,000 of investment securities, other than temporary cash investments. Purchases and sales include $228,176,000 and $90,765,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	7,745	180	5,668	146
Issued in Lieu of Cash Distributions	809	20	598	17
Redeemed	(6,779)	(160)	(6,613)	(172)
Net Increase (Decrease) —Admiral Shares	1,775	40	(347)	(9)
ETF Shares
Issued	253,552	3,000	222,108	2,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(90,998)	(1,100)	(284,752)	(3,800)
Net Increase (Decrease)—ETF Shares	162,554	1,900	(62,644)	(900)

At August 31, 2014, one shareholder was the record or beneficial owner of 39% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VUIAX	VPU
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	3.41%	3.41%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	78	78	2,499
Median Market Cap	$18.9B	$18.9B	$48.7B
Price/Earnings Ratio	20.1x	20.1x	20.7x
Price/Book Ratio	1.7x	1.7x	2.7x
Return on Equity	10.4%	10.4%	18.0%
Earnings Growth Rate	1.1%	1.1%	15.2%
Dividend Yield	3.5%	3.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.11
Beta	1.00	0.32
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities	52.1%
Gas Utilities	6.7
Independent Power Producers
& Energy Traders	4.6
Multi-Utilities	33.8
Renewable Electricity	0.2
Water Utilities	2.6

Ten Largest Holdings (% of total net assets)

Duke Energy Corp.	Electric Utilities	7.8%
NextEra Energy Inc.	Electric Utilities	6.4
Dominion Resources Inc.	Multi-Utilities	6.1
Southern Co.	Electric Utilities	5.9
Exelon Corp.	Electric Utilities	4.3
American Electric
Power Co. Inc.	Electric Utilities	3.9
Sempra Energy	Multi-Utilities	3.7
PPL Corp.	Electric Utilities	3.3
PG&E Corp.	Multi-Utilities	3.2
Public Service
Enterprise Group Inc.	Multi-Utilities	2.8
Top Ten		47.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for
Admiral Shares and 0.12% for ETF Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2004–August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund
ETF Shares Net Asset Value	20.55%	13.28%	9.78%	$25,434
Utilities Index Fund
ETF Shares Market Price	20.55	13.27	9.80	25,461
Spliced US IMI/Utilities 25/50	20.74	13.48	9.99	25,906
Utility Funds Average	22.89	12.69	9.52	24,821
MSCI US IMI/2500	24.94	17.33	9.05	23,791
For a benchmark description, see the Glossary. Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	20.58%	13.30%	9.77%	$253,993
Spliced US IMI/Utilities 25/50	20.74	13.48	9.99	259,060
MSCI US IMI/2500	24.94	17.33	9.05	237,905

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): August 31, 2004–August 31, 2014

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2004–August 31, 2014

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	20.55%	86.44%	154.61%
Utilities Index Fund ETF Shares Net Asset Value	20.55	86.58	154.34
Spliced US IMI/Utilities 25/50	20.74	88.19	159.06

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		21.99%	14.85%	10.56%
Net Asset Value		22.02	14.88	10.56
Admiral Shares	4/28/2004	22.03	14.89	10.55

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (52.1%)
Duke Energy Corp.	2,272,553	168,146
NextEra Energy Inc.	1,401,433	137,971
Southern Co.	2,862,454	127,093
Exelon Corp.	2,759,368	92,218
American Electric Power
Co. Inc.	1,568,422	84,224
PPL Corp.	2,030,038	70,300
Edison International	994,590	58,820
Xcel Energy Inc.	1,612,989	51,696
Northeast Utilities	1,015,423	46,598
FirstEnergy Corp.	1,349,276	46,199
Entergy Corp.	576,481	44,625
OGE Energy Corp.	639,636	23,999
Pepco Holdings Inc.	806,248	22,220
Pinnacle West Capital
Corp.	354,446	20,186
ITC Holdings Corp.	506,362	18,913
Westar Energy Inc.
Class A	414,084	15,292
Great Plains Energy Inc.	494,831	12,702
Cleco Corp.	193,941	10,942
IDACORP Inc.	161,745	9,174
Portland General Electric
Co.	251,338	8,664
^ Hawaiian Electric
Industries Inc.	325,815	8,273
UIL Holdings Corp.	181,894	6,776
PNM Resources Inc.	256,222	6,716
ALLETE Inc.	129,591	6,307
NRG Yield Inc. Class A	105,946	5,762
El Paso Electric Co.	129,817	5,107
MGE Energy Inc.	111,197	4,474
Empire District Electric Co.	138,631	3,584
Otter Tail Corp.	105,370	3,002
Unitil Corp.	42,097	1,372
		1,121,355
Gas Utilities (6.7%)
AGL Resources Inc.	383,034	20,419
UGI Corp.	369,626	19,583
National Fuel Gas Co.	229,401	17,535
Atmos Energy Corp.	321,900	16,275
Questar Corp.	562,656	13,228
Piedmont Natural Gas Co.
Inc.	250,517	9,369
Southwest Gas Corp.	149,484	7,805
WGL Holdings Inc.	166,627	7,247
New Jersey Resources
Corp.	135,548	7,080

		Market
		Value•
	Shares	($000)
Laclede Group Inc.	134,443	6,648
ONE Gas Inc.	167,264	6,261
South Jersey Industries
Inc.	105,804	6,131
Northwest Natural Gas Co.	86,951	3,953
Chesapeake Utilities Corp.	31,146	2,148
		143,682
Independent Power and Renewable
Electricity Producers (4.9%)
AES Corp.	2,214,584	33,617
NRG Energy Inc.	1,083,773	33,359
* Calpine Corp.	1,156,730	27,496
* Dynegy Inc. Class A	161,224	5,269
Pattern Energy Group Inc.
Class A	119,288	3,845
Ormat Technologies Inc.	51,334	1,413
		104,999
Multi-Utilities (33.7%)
Dominion Resources Inc.	1,868,871	131,232
Sempra Energy	749,269	79,400
PG&E Corp.	1,493,354	69,411
Public Service Enterprise
Group Inc.	1,625,707	60,785
Consolidated Edison Inc.	941,149	54,483
DTE Energy Co.	568,931	44,519
NiSource Inc.	1,011,905	40,142
Wisconsin Energy Corp.	724,412	32,837
CenterPoint Energy Inc.	1,312,224	32,595
Ameren Corp.	779,937	31,190
CMS Energy Corp.	865,584	26,435
SCANA Corp.	432,098	22,443
Alliant Energy Corp.	356,401	20,846
MDU Resources Group Inc.	584,664	18,306
Integrys Energy Group Inc.	256,872	17,439
TECO Energy Inc.	749,488	13,566
Vectren Corp.	264,975	10,925
Black Hills Corp.	143,231	7,696
Avista Corp.	193,652	6,286
NorthWestern Corp.	124,496	6,011
		726,547
Water Utilities (2.6%)
American Water Works Co.
Inc.	575,047	29,103
Aqua America Inc.	568,762	14,225
American States Water Co.	124,371	4,017
California Water Service
Group	154,042	3,753
SJW Corp.	48,687	1,331
Connecticut Water Service
Inc.	35,605	1,173

		Market
		Value•
	Shares	($000)
Middlesex Water Co.	51,068	1,048
York Water Co.	41,462	837
		55,487
Total Common Stocks
(Cost $1,979,863)		2,152,070
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund 0.113%,
(Cost $1,058)	1,058,202	1,058
Total Investments (100.0%)
(Cost $1,980,921)		2,153,128
Other Assets and Liabilities (0.0%)
Other Assets		24,418
Liabilities[2]		(24,985)
		(567)
Net Assets (100%)		2,152,561

At August 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,973,826
Undistributed Net Investment Income		13,108
Accumulated Net Realized Losses		(6,580)
Unrealized Appreciation (Depreciation)		172,207
Net Assets		2,152,561

Admiral Shares—Net Assets
Applicable to 9,308,755 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		441,873
Net Asset Value Per Share—
Admiral Shares		$47.47

ETF Shares—Net Assets
Applicable to 18,080,621 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,710,688
Net Asset Value Per Share—
ETF Shares		$94.61

• See Note A in Notes to Financial Statements
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,033,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,058,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	70,085
Interest[1]	2
Securities Lending	14
Total Income	70,101
Expenses
The Vanguard Group—Note B
Investment Advisory Services	304
Management and Administrative—
Admiral Shares	330
Management and Administrative—
ETF Shares	1,103
Marketing and Distribution—
Admiral Shares	61
Marketing and Distribution—
ETF Shares	323
Custodian Fees	28
Auditing Fees	32
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—ETF Shares	92
Trustees’ Fees and Expenses	1
Total Expenses	2,276
Net Investment Income	67,825
Realized Net Gain (Loss) on
Investment Securities Sold	118,085
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	154,281
Net Increase (Decrease) in Net Assets
Resulting from Operations	340,191

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,825	61,848
Realized Net Gain (Loss)	118,085	59,137
Change in Unrealized Appreciation (Depreciation)	154,281	13,075
Net Increase (Decrease) in Net Assets Resulting from Operations	340,191	134,060
Distributions
Net Investment Income
Admiral Shares	(13,546)	(12,363)
ETF Shares	(52,639)	(49,213)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(66,185)	(61,576)
Capital Share Transactions
Admiral Shares	36,462	22,541
ETF Shares	138,918	143,996
Net Increase (Decrease) from Capital Share Transactions	175,380	166,537
Total Increase (Decrease)	449,386	239,021
Net Assets
Beginning of Period	1,703,175	1,464,154
End of Period[2]	2,152,561	1,703,175

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $13,108,000 and $11,468,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$40.80	$38.99	$36.40	$32.60	$30.73
Investment Operations
Net Investment Income	1.569	1.529	1.452	1.344	1.293[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.656	1.838	2.539	3.783	1.782
Total from Investment Operations	8.225	3.367	3.991	5.127	3.075
Distributions
Dividends from Net Investment Income	(1.555)	(1.557)	(1.401)	(1.327)	(1.205)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.555)	(1.557)	(1.401)	(1.327)	(1.205)
Net Asset Value, End of Period	$47.47	$40.80	$38.99	$36.40	$32.60

Total Return[2]	20.58%	8.83%	11.22%	16.09%	10.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$442	$347	$310	$218	$153
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.59%	3.72%	3.93%	3.99%	4.07%
Portfolio Turnover Rate[3]	7%	7%	5%	6%	8%
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$81.32	$77.69	$72.52	$64.93	$61.24
Investment Operations
Net Investment Income	3.127	3.043	2.880	2.678	2.554[1]
Net Realized and Unrealized Gain (Loss)
on Investments	13.261	3.675	5.080	7.551	3.550
Total from Investment Operations	16.388	6.718	7.960	10.229	6.104
Distributions
Dividends from Net Investment Income	(3.098)	(3.088)	(2.790)	(2.639)	(2.414)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.098)	(3.088)	(2.790)	(2.639)	(2.414)
Net Asset Value, End of Period	$94.61	$81.32	$77.69	$72.52	$64.93

Total Return	20.55%	8.82%	11.20%	16.09%	10.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,711	$1,356	$1,154	$831	$581
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.59%	3.72%	3.93%	3.99%	4.07%
Portfolio Turnover Rate[2]	7%	7%	5%	6%	8%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Utilities Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $219,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $101,399,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $14,043,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $16,818,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $6,446,000 to offset future net capital gains of $3,083,000 through August 31, 2018, and $3,363,000 through August 31, 2019.

At August 31, 2014, the cost of investment securities for tax purposes was $1,981,056,000. Net unrealized appreciation of investment securities for tax purposes was $172,072,000, consisting of unrealized gains of $246,867,000 on securities that had risen in value since their purchase and $74,795,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $737,515,000 of investment securities and sold $560,791,000 of investment securities, other than temporary cash investments. Purchases and sales include $558,025,000 and $427,214,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Utilities Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	112,297	2,523	139,755	3,494
Issued in Lieu of Cash Distributions	10,045	232	9,195	232
Redeemed	(85,880)	(1,957)	(126,409)	(3,159)
Net Increase (Decrease) —Admiral Shares	36,462	798	22,541	567
ETF Shares
Issued	568,143	6,306	404,847	5,016
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(429,225)	(4,900)	(260,851)	(3,200)
Net Increase (Decrease)—ETF Shares	138,918	1,406	143,996	1,816

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Consumer Discretionary Index Fund	12,243
Consumer Staples Index Fund	41,586
Energy Index Fund	53,807
Financials Index Fund	23,913
Health Care Index Fund	30,216
Industrials Index Fund	16,203
Information Technology Index Fund	48,486
Materials Index Fund	20,539
Telecommunication Services Index Fund	23,965
Utilities Index Fund	66,185

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Consumer Discretionary Index Fund	100.0%
Consumer Staples Index Fund	100.0
Energy Index Fund	100.0
Financials Index Fund	63.8
Health Care Index Fund	100.0
Industrials Index Fund	100.0
Information Technology Index Fund	100.0
Materials Index Fund	95.3
Telecommunication Services Index Fund	100.0
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2014

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares
Returns Before Taxes	20.75%	23.38%	10.26%
Returns After Taxes on Distributions	20.50	23.15	10.07
Returns After Taxes on Distributions and Sale of Fund Shares	11.93	19.29	8.47

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares
Returns Before Taxes	17.42%	16.42%	10.69%
Returns After Taxes on Distributions	16.81	15.94	10.32
Returns After Taxes on Distributions and Sale of Fund Shares	10.30	13.33	8.86

			Since
			Inception
	One Year	Five Years	(9/23/2004)
Energy Index Fund ETF Shares
Returns Before Taxes	24.31%	15.56%	12.74%
Returns After Taxes on Distributions	23.79	15.25	12.50
Returns After Taxes on Distributions and Sale of Fund Shares	14.09	12.59	10.70

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares
Returns Before Taxes	21.20%	12.09%	1.61%
Returns After Taxes on Distributions	20.49	11.59	1.15
Returns After Taxes on Distributions and Sale of Fund Shares	12.24	9.53	1.24

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares
Returns Before Taxes	31.76%	20.52%	10.89%
Returns After Taxes on Distributions	31.40	20.17	10.65
Returns After Taxes on Distributions and Sale of Fund Shares	18.19	16.77	9.02

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2014

			Since
			Inception
	One Year	Five Years	(9/23/2004)
Industrials Index Fund ETF Shares
Returns Before Taxes	24.83%	19.32%	9.47%
Returns After Taxes on Distributions	24.52	19.02	9.23
Returns After Taxes on Distributions and Sale of Fund Shares	14.29	15.79	7.79

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares
Returns Before Taxes	32.04%	17.27%	10.41%
Returns After Taxes on Distributions	31.71	17.10	10.28
Returns After Taxes on Distributions and Sale of Fund Shares	18.35	14.03	8.62

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares
Returns Before Taxes	27.17%	15.67%	10.20%
Returns After Taxes on Distributions	26.61	15.31	9.87
Returns After Taxes on Distributions and Sale of Fund Shares	15.75	12.69	8.43

			Since
			Inception
	One Year	Five Years	(9/23/2004)
Telecommunication Services Index Fund ETF Shares
Returns Before Taxes	17.08%	15.48%	8.90%
Returns After Taxes on Distributions	16.02	14.85	8.43
Returns After Taxes on Distributions and Sale of Fund Shares	10.43	12.54	7.32

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares
Returns Before Taxes	20.55%	13.28%	9.78%
Returns After Taxes on Distributions	19.54	12.54	9.15
Returns After Taxes on Distributions and Sale of Fund Shares	12.33	10.69	8.09

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemptions, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2014
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,030.63	$0.56
	ETF	1,000.00	1,030.70	0.56
Consumer Staples	Admiral	$1,000.00	$1,081.27	$0.58
	ETF	1,000.00	1,081.44	0.58
Energy	Admiral	$1,000.00	$1,135.69	$0.59
	ETF	1,000.00	1,135.72	0.59
Financials	Admiral	$1,000.00	$1,072.25	$0.57
	ETF	1,000.00	1,072.20	0.57
Health Care	Admiral	$1,000.00	$1,073.44	$0.57
	ETF	1,000.00	1,073.58	0.57
Industrials	Admiral	$1,000.00	$1,040.12	$0.62
	ETF	1,000.00	1,040.33	0.57
Information Technology	Admiral	$1,000.00	$1,094.46	$0.58
	ETF	1,000.00	1,105.17	0.58
Materials	Admiral	$1,000.00	$1,076.89	$0.58
	ETF	1,000.00	1,076.75	0.58
Telecommunication Services	Admiral	$1,000.00	$1,105.13	$0.58
	ETF	1,000.00	1,094.42	0.58
Utilities	Admiral	$1,000.00	$1,087.88	$0.58
	ETF	1,000.00	1,087.79	0.58
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Consumer Staples	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Energy	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Financials	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Health Care	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Industrials	Admiral	$1,000.00	$1,024.60	$0.61
	ETF	1,000.00	1,024.65	0.56
Information Technology	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Materials	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Telecommunication Services	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Utilities	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.11% for the Consumer Discretionary Index Fund Admiral Shares and 0.11% for the ETF Shares; 0.11% for the
Consumer Staples Index Fund Admiral Shares and 0.11% for the ETF Shares; 0.11% for the Energy Index Fund Admiral Shares and 0.11%
for the ETF Shares; 0.11% for the Financials Index Fund Admiral Shares and 0.11% for the ETF Shares; 0.11% for the Health Care Index
Fund Admiral Shares and 0.11% for the ETF Shares; 0.12% for the Industrials Index Fund Admiral Shares and 0.11% for the ETF Shares;
0.11% for the Information Technology Index Fund Admiral Shares and 0.11% for the ETF Shares; 0.11% for the Materials Index Fund
Admiral Shares and 0.11% for the ETF Shares; 0.11% for the Telecommunication Services Index Fund Admiral Shares and 0.11% for the
ETF Shares; 0.11% for the Utilities Index Fund Admiral Shares and 0.11% for the ETF Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary
through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through
February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010;
MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010;
MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010;
MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010;
MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index
through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010;
MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication
Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50
thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010;
MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	products); Director of Skytop Lodge Corporation	Peter F. Volanakis
	(hotels), the University Medical Center at Princeton,	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	the Robert Wood Johnson Foundation, and the Center	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	for Talent Innovation; Member of the Advisory Board	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	of the Maxwell School of Citizenship and Public	Incorporated (communications equipment); Trustee of
Years: Chairman of the Board of The Vanguard Group,	Affairs at Syracuse University.	Colby-Sawyer College; Member of the Advisory Board
Inc., and of each of the investment companies served		of the Norris Cotton Cancer Center and of the Advisory
by The Vanguard Group, since January 2010; Director	F. Joseph Loughrey	Board of the Parthenon Group (strategy consulting).
of The Vanguard Group since 2008; Chief Executive	Born 1949. Trustee Since October 2009. Principal
Officer and President of The Vanguard Group, and of	Occupation(s) During the Past Five Years: President	Executive Officers
each of the investment companies served by The	and Chief Operating Officer (retired 2009) of Cummins
Vanguard Group, since 2008; Director of Vanguard	Inc. (industrial machinery); Chairman of the Board of	Glenn Booraem
Marketing Corporation; Managing Director of The	Hillenbrand, Inc. (specialized consumer services), and	Born 1967. Controller Since July 2010. Principal
Vanguard Group (1995–2008).	of Oxfam America; Director of SKF AB (industrial	Occupation(s) During the Past Five Years: Principal
	machinery), Hyster-Yale Materials Handling, Inc.	of The Vanguard Group, Inc.; Controller of each of
Independent Trustees	(forklift trucks), the Lumina Foundation for Education,	the investment companies served by The Vanguard
	and the V Foundation for Cancer Research; Member	Group; Assistant Controller of each of the investment
Emerson U. Fullwood	of the Advisory Council for the College of Arts and	companies served by The Vanguard Group
Born 1948. Trustee Since January 2008. Principal	Letters and of the Advisory Board to the Kellogg	(2001–2010).
Occupation(s) During the Past Five Years: Executive	Institute for International Studies, both at the
Chief Staff and Marketing Officer for North America	University of Notre Dame.	Thomas J. Higgins
and Corporate Vice President (retired 2008) of Xerox		Born 1957. Chief Financial Officer Since September
Corporation (document management products and	Mark Loughridge	2008. Principal Occupation(s) During the Past Five
services); Executive in Residence and 2009–2010	Born 1953. Trustee Since March 2012. Principal	Years: Principal of The Vanguard Group, Inc.; Chief
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Senior	Financial Officer of each of the investment companies
Institute of Technology; Director of SPX Corporation	Vice President and Chief Financial Officer (retired	served by The Vanguard Group; Treasurer of each of
(multi-industry manufacturing), the United Way of	2013) at IBM (information technology services);	the investment companies served by The Vanguard
Rochester, Amerigroup Corporation (managed health	Fiduciary Member of IBM’s Retirement Plan	Group (1998–2008).
care), the University of Rochester Medical Center,	Committee (2004–2013); Member of the Council
Monroe Community College Foundation, and North	on Chicago Booth.	Kathryn J. Hyatt
Carolina A&T University.		Born 1955. Treasurer Since November 2008.
	Scott C. Malpass	Principal Occupation(s) During the Past Five Years:
Rajiv L. Gupta	Born 1962. Trustee Since March 2012. Principal	Principal of The Vanguard Group, Inc.; Treasurer of
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: Chief	each of the investment companies served by The
Principal Occupation(s) During the Past Five Years:	Investment Officer and Vice President at the	Vanguard Group; Assistant Treasurer of each of
Chairman and Chief Executive Officer (retired 2009)	University of Notre Dame; Assistant Professor	the investment companies served by The Vanguard
and President (2006–2008) of Rohm and Haas Co.	of Finance at the Mendoza College of Business at	Group (1988–2008).
(chemicals); Director of Tyco International, Ltd.	Notre Dame; Member of the Notre Dame 403(b)
(diversified manufacturing and services), Hewlett-	Investment Committee; Board Member of TIFF	Heidi Stam
Packard Co. (electronic computer manufacturing),	Advisory Services, Inc. (investment advisor);	Born 1956. Secretary Since July 2005. Principal
and Delphi Automotive LLP (automotive components);	Member of the Investment Advisory Committees	Occupation(s) During the Past Five Years: Managing
Senior Advisor at New Mountain Capital.	of the Financial Industry Regulatory Authority	Director of The Vanguard Group, Inc.; General Counsel
	(FINRA) and of Major League Baseball.	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann		Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal	André F. Perold	served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President of	Born 1952. Trustee Since December 2004. Principal	Vice President of Vanguard Marketing Corporation.
the University of Pennsylvania; Christopher H. Browne	Occupation(s) During the Past Five Years: George
Distinguished Professor of Political Science, School of	Gund Professor of Finance and Banking, Emeritus	Vanguard Senior Management Team
Arts and Sciences, and Professor of Communication,	at the Harvard Business School (retired 2011);	Mortimer J. Buckley	Chris D. McIsaac
Annenberg School for Communication, with secondary	Chief Investment Officer and Managing Partner of	Kathleen C. Gubanich	Michael S. Miller
faculty appointments in the Department of Philosophy,	HighVista Strategies LLC (private investment firm);	Paul A. Heller	James M. Norris
School of Arts and Sciences, and at the Graduate	Director of Rand Merchant Bank; Overseer of the	Martha G. King	Glenn W. Reed
School of Education, University of Pennsylvania;	Museum of Fine Arts Boston.	John T. Marcante
Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of	Alfred M. Rankin, Jr.
Bioethical Issues.	Born 1941. Trustee Since January 1993. Principal	Chairman Emeritus and Senior Advisor
	Occupation(s) During the Past Five Years: Chairman,	John J. Brennan
JoAnn Heffernan Heisen	President, and Chief Executive Officer of NACCO	Chairman, 1996–2009
Born 1950. Trustee Since July 1998. Principal	Industries, Inc. (housewares/lignite), and of Hyster-	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Corporate	Yale Materials Handling, Inc. (forklift trucks); Chairman
Vice President and Chief Global Diversity Officer	of the Board of University Hospitals of Cleveland.	Founder
(retired 2008) and Member of the Executive		John C. Bogle
Committee (1997–2008) of Johnson & Johnson		Chairman and Chief Executive Officer, 1974–1996
(pharmaceuticals/medical devices/consumer

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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Direct Investor Account Services > 800-662-2739	otherwise noted.

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With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
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The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
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Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
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related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor. Q4830 102014

Annual Report | August 31, 2014

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	10
Mega Cap Growth Index Fund.	26
Mega Cap Value Index Fund.	40
Your Fund’s After-Tax Returns.	56
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangements.	59
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard Mega Cap Index Fund
Institutional Shares	25.15%
ETF Shares
Market Price	25.17
Net Asset Value	25.13
CRSP US Mega Cap Index	25.24
Large-Cap Core Funds Average	23.43
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Growth Index Fund
Institutional Shares	28.07%
ETF Shares
Market Price	28.05
Net Asset Value	28.05
CRSP US Mega Cap Growth Index	28.17
Large-Cap Growth Funds Average	25.10
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Value Index Fund
Institutional Shares	22.95%
ETF Shares
Market Price	22.93
Net Asset Value	22.92
CRSP US Mega Cap Value Index	23.05
Large-Cap Value Funds Average	22.67
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2014, the Vanguard Mega Cap Index Funds produced healthy returns as a broad-based rally lifted stocks of all sizes. All three funds covered in this report successfully tracked their target indexes. The Mega Cap Growth Index Fund led the trio with a result of about 28%. The Mega Cap Value Index Fund returned about 23%, and the Mega Cap Index Fund––essentially a combination of the other two portfolios––returned about 25%.

All three funds’ results exceeded the average returns of their respective large-cap peer groups. The Growth Fund did best, surpassing its peers by about 3 percentage points. The Index Fund and Growth Index Fund benefited most from their technology holdings; financial companies contributed the most to the Value Index.

If you hold fund shares in a taxable account, you may wish to review the information on the funds’ after-tax returns that appears later in this report.

U.S. stocks cleared hurdles en route to new record highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the fiscal year ended August 31. U.S. stocks registered positive results in 10 of those 12 months, and a July swoon was followed by an August flurry of record highs.

2

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured the market at times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
	Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

Stocks of all sizes and sectors experienced a broad-based rally
Vanguard’s three Mega Cap Index Funds were created for shareholders seeking diversified exposure to the largest U.S. stocks or the growth or value segments of that group. The CRSP US Mega Cap Indexes represent about 70% of the U.S. stock market’s value. Mega-caps have generally delivered higher yields, smoother earnings, and a more consistent performance than their mid- and small-cap brethren.

During the past fiscal year, stocks of all sizes moved forward within a fairly tight range. Large- and mid-caps recorded nearly identical returns of about 25%. Small-caps,

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.08%	0.11%	1.15%
Mega Cap Growth Index Fund	0.10	0.11	1.22
Mega Cap Value Index Fund	0.08	0.11	1.14
The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the expense ratios were: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11%
for ETF Shares; for the Mega Cap Growth Index Fund, 0.10% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value
Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the
Mega Cap Value Index Fund, Large-Cap Value Funds.

4

which experienced some turbulence as concerns arose over their valuations, finished several steps behind.

Small-Cap stocks’ underperformance in the fiscal year stands in contrast to other recent years when large-cap stocks lagged. It’s good to keep in mind that leadership alternates over time, and that’s why Vanguard counsels that broad diversification is the best course. For more on the performance of small- and large-cap stocks, please see the text box on page 6.

Although all sectors played a role in the stock market’s strong advance, technology companies had the most influence in the Mega Cap category. Tech firms produced returns of 36% or higher for all three funds; the Growth Index Fund and Index Fund profited the most from their heavier exposure. Internet, software, hardware, and semiconductor providers were the top performers. The sector’s products and services became increasingly accessible to larger segments of the population in the U.S. and abroad as the economic growth engine rumbled forward.

A wide range of health care companies boosted all three Mega Cap Funds. Investors anticipated an increase in health care spending to coincide with the aging population and the expanded number of insured under the Affordable Care Act. The bulk of returns came from pharmaceutical and biotechnology companies as mergers and acquisitions,

Total Returns
Inception Through August 31, 2014
Average
Annual Return
Mega Cap Index Fund Institutional Shares (Returns since inception: 2/22/2008)	8.52%
Spliced Mega Cap Index	8.58
Large-Cap Core Funds Average	7.36
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Growth Index Fund Institutional Shares (Returns since inception: 4/3/2008)	10.17%
Spliced Mega Cap Growth Index	10.26
Large-Cap Growth Funds Average	8.11
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Value Index Fund Institutional Shares (Returns since inception: 3/5/2008)	7.23%
Spliced Mega Cap Value Index	7.25
Large-Cap Value Funds Average	7.19
For a benchmark description, see the Glossary. Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

new drug development, and overseas opportunities combined with the larger trends lifting the industry. Health care providers and medical equipment and supply firms also excelled.

Financial stocks added the most to the Value Index Fund’s result, but the sector’s returns also topped 20% for the Growth Index Fund and the Index Fund. The economic recovery and strong

Small-cap stocks versus large-caps: A case for diversification

At times, particularly over the past dozen years, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be a market-cap-weighted equity portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

Chart compares the annual returns of the Russell 2000 Index, a small-cap benchmark, with those of the Russell 1000 Index, a large-cap benchmark. Source: Vanguard.

6

investment environment supported virtually all types of large financial companies: banks, asset managers, consumer finance and investment services firms, insurers, and real estate investment trusts (REITs).

Industrial conglomerates, integrated oil and gas giants, broadcasting and entertainment firms in consumer services, and food and beverage companies in consumer goods also boosted the funds’ results. No sector was left too far behind, although the smaller basic materials, telecommunications, and utilities industries didn’t affect returns nearly as much as their larger counterparts.

Through all types of conditions, funds have tracked their indexes
Less than one year after their launch in December 2007, the three Mega Cap Index Funds suffered through one of history’s worst stock markets. Since March 2009, they have rebounded along with the broad U.S. stock market as the economy has steadily and slowly clawed back from the financial crisis and recession.

All three funds have succeeded in meeting their objective of closely tracking their respective target indexes. They managed this achievement amid the extreme volatility of their first year of existence and through five straight years of positive returns. Each has also exceeded the average return of its large-cap peer group—the Growth Index Fund by about 2 percentage points and the Index Fund by more than 1 point.

Vanguard Equity Investment Group, the funds’ advisor, is responsible for these accomplishments. The knowledge and skill of the team, whose sophisticated portfolio management techniques reflect more than 30 years of indexing experience, have kept the funds close on the heels of their benchmarks. Aiding in this effort were the funds’ low expenses, which allow you to keep more of their returns.

High costs don’t equal strong fund performance
The old adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we

7

work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2014

8

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
Institutional Shares	$110.38	$135.41	$2.468	$0.000
ETF Shares	55.99	68.69	1.237	0.000
Vanguard Mega Cap Growth Index Fund
Institutional Shares	$124.49	$157.21	$1.990	$0.000
ETF Shares	62.69	79.16	0.999	0.000
Vanguard Mega Cap Value Index Fund
Institutional Shares	$98.45	$118.18	$2.606	$0.000
ETF Shares	49.65	59.60	1.299	0.000

9

Mega Cap Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.08%	0.11%
30-Day SEC Yield	1.93%	1.90%

Portfolio Characteristics
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Number of Stocks	304	304	3,709
Median Market Cap	$89.1B	$89.1B	$48.0B
Price/Earnings Ratio	19.0x	19.0x	20.7x
Price/Book Ratio	2.8x	2.8x	2.7x
Return on Equity	19.7%	19.7%	17.8%
Earnings Growth
Rate	15.5%	15.5%	15.3%
Dividend Yield	2.0%	2.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Basic Materials	2.6%	2.6%	3.1%
Consumer Goods	9.4	9.4	9.8
Consumer Services	12.8	12.8	13.3
Financials	17.5	17.5	18.3
Health Care	13.6	13.6	12.5
Industrials	10.5	10.5	12.6
Oil & Gas	10.6	10.6	9.5
Technology	17.6	17.6	15.5
Telecommunications	2.7	2.7	2.2
Utilities	2.7	2.7	3.2

Volatility Measures
		DJ
	Spliced	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.99
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.9%
Exxon Mobil Corp.	Integrated Oil & Gas	2.7
Microsoft Corp.	Software	2.1
Google Inc.	Internet	2.1
Johnson & Johnson	Pharmaceuticals	1.9
Wells Fargo & Co.	Banks	1.7
General Electric Co.	Diversified Industrials	1.6
Berkshire Hathaway Inc.	Reinsurance	1.6
Chevron Corp.	Integrated Oil & Gas	1.6
JPMorgan Chase & Co.	Banks	1.4
Top Ten		20.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

10

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2014

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Index Fund*ETF Shares
	Net Asset Value	25.13%	16.55%	7.23%	$15,967
	Mega Cap Index Fund*ETF Shares
	Market Price	25.17	16.54	7.23	15,969

••••••••	Spliced Mega Cap Index	25.24	16.67	7.32	16,054

– – – –	Large-Cap Core Funds Average	23.43	15.02	6.09	14,863
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.29	7.82	16,562
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	One	Five	Inception	of a $5,000,000
	Year	Years	(2/22/2008)	Investment
Mega Cap Index Fund Institutional Shares	25.15%	16.58%	8.52%	$8,521,975
Spliced Mega Cap Index	25.24	16.67	8.58	8,551,200
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.29	9.03	8,786,912
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Mega Cap Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2014
			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares Market Price	25.17%	114.96%	59.69%
Mega Cap Index Fund ETF Shares Net Asset Value	25.13	115.09	59.67
Spliced Mega Cap Index	25.24	116.18	60.54
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	2/22/2008	24.61%	18.39%	8.31%
ETF Shares	12/17/2007
Market Price		24.65	18.35	7.00
Net Asset Value		24.60	18.36	7.00

12

Mega Cap Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (2.6%)
Dow Chemical Co.	85,635	4,586
EI du Pont de Nemours
& Co.	65,427	4,325
LyondellBasell Industries NV
Class A	31,911	3,649
Praxair Inc.	20,854	2,743
Freeport-McMoRan Inc.	73,800	2,684
Ecolab Inc.	19,207	2,205
PPG Industries Inc.	9,825	2,023
Air Products &
Chemicals Inc.	15,155	2,019
International Paper Co.	30,695	1,487
Nucor Corp.	22,710	1,234
Mosaic Co.	23,030	1,100
Newmont Mining Corp.	35,515	962
		29,017
Consumer Goods (9.4%)
Procter & Gamble Co.	192,556	16,003
Coca-Cola Co.	281,442	11,742
PepsiCo Inc.	108,025	9,991
Philip Morris
International Inc.	106,458	9,111
Altria Group Inc.	141,330	6,089
Ford Motor Co.	276,438	4,813
Monsanto Co.	37,346	4,319
Colgate-Palmolive Co.	65,237	4,223
Mondelez International Inc.
Class A	114,283	4,136
NIKE Inc. Class B	49,818	3,913
General Motors Co.	91,250	3,176
Kimberly-Clark Corp.	26,810	2,895
Kraft Foods Group Inc.	42,441	2,500
General Mills Inc.	43,616	2,328
Archer-Daniels-Midland Co.	46,453	2,316
Johnson Controls Inc.	47,140	2,301
VF Corp.	24,423	1,566
* Tesla Motors Inc.	5,735	1,547
Lorillard Inc.	25,793	1,540

			Market
			Value
		Shares	($000)
	Mead Johnson Nutrition Co.	14,325	1,369
	Reynolds American Inc.	22,796	1,333
	Kellogg Co.	20,355	1,322
	Estee Lauder Cos. Inc.
	Class A	16,763	1,288
*	Michael Kors Holdings Ltd.	13,187	1,057
	Stanley Black & Decker Inc.	11,109	1,016
	Hershey Co.	10,351	946
	Activision Blizzard Inc.	35,404	833
	Brown-Forman Corp.
	Class B	7,273	674
	Campbell Soup Co.	13,513	606
	Coach Inc.	9,726	358
			105,311
Consumer Services (12.7%)
	Walt Disney Co.	111,012	9,978
	Home Depot Inc.	97,280	9,096
*	Amazon.com Inc.	26,202	8,883
	Wal-Mart Stores Inc.	114,928	8,677
	Comcast Corp. Class A	146,964	8,043
	CVS Caremark Corp.	83,211	6,611
	McDonald’s Corp.	70,356	6,594
*	Priceline Group Inc.	3,727	4,638
	Time Warner Inc.	59,577	4,589
*	eBay Inc.	81,220	4,508
	Twenty-First Century
	Fox Inc. Class A	118,681	4,204
	Starbucks Corp.	50,867	3,958
	Costco Wholesale Corp.	31,186	3,776
	Lowe’s Cos. Inc.	70,972	3,727
	Walgreen Co.	61,071	3,696
	McKesson Corp.	16,426	3,204
	Time Warner Cable Inc.	19,868	2,939
*	DIRECTV	33,997	2,939
	TJX Cos. Inc.	47,426	2,827
	Target Corp.	44,996	2,703
	Delta Air Lines Inc.	60,362	2,389
	Yum! Brands Inc.	31,485	2,280
	Viacom Inc. Class B	27,776	2,254
	CBS Corp. Class B	34,739	2,060

13

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Comcast Corp.	37,325	2,038
	American Airlines Group Inc.	51,177	1,991
*	Netflix Inc.	4,063	1,941
	Las Vegas Sands Corp.	28,687	1,908
	Cardinal Health Inc.	24,137	1,779
	Kroger Co.	34,473	1,757
	Sysco Corp.	41,562	1,572
	Omnicom Group Inc.	18,483	1,331
*	AutoZone Inc.	2,313	1,246
	Carnival Corp.	31,730	1,202
	Starwood Hotels & Resorts
	Worldwide Inc.	13,737	1,161
	Wynn Resorts Ltd.	5,733	1,106
	Whole Foods Market Inc.	26,166	1,024
*	Liberty Interactive Corp.
	Class A	32,947	973
*	DISH Network Corp. Class A	14,925	967
*	Bed Bath & Beyond Inc.	13,626	876
	Gap Inc.	17,495	807
	Macy’s Inc.	12,817	798
	Kohl’s Corp.	13,181	775
*	Sirius XM Holdings Inc.	192,620	699
*	Dollar General Corp.	10,698	685
*	Liberty Media Corp.	13,800	669
	Twenty-First Century
	Fox Inc.	14,166	488
*	Hilton Worldwide
	Holdings Inc.	17,498	443
*	Liberty Media Corp. Class A	6,694	330
	CBS Corp. Class A	355	21
	Viacom Inc. Class A	4	—
			143,160
Financials (17.5%)
	Wells Fargo & Co.	374,901	19,285
*	Berkshire Hathaway Inc.
	Class B	128,546	17,643
	JPMorgan Chase & Co.	269,428	16,017
	Bank of America Corp.	748,013	12,035
	Citigroup Inc.	205,417	10,610
	Visa Inc. Class A	35,539	7,553
	American Express Co.	75,411	6,753
	American International
	Group Inc.	102,869	5,767
	US Bancorp	129,132	5,460
	MasterCard Inc. Class A	72,008	5,459
	Goldman Sachs Group Inc.	28,676	5,136
	Simon Property Group Inc.	22,144	3,765
	Morgan Stanley	105,171	3,608
	MetLife Inc.	64,035	3,505
	Capital One Financial Corp.	40,681	3,338
	PNC Financial Services
	Group Inc.	38,083	3,228
	Bank of New York
	Mellon Corp.	81,151	3,179
	Prudential Financial Inc.	32,810	2,943
	American Tower Corporation	28,263	2,787

		Market
		Value
	Shares	($000)
BlackRock Inc.	7,718	2,551
Travelers Cos. Inc.	24,831	2,352
ACE Ltd.	21,642	2,301
Charles Schwab Corp.	78,561	2,240
State Street Corp.	29,161	2,100
Marsh & McLennan Cos. Inc.	39,037	2,073
Discover Financial Services	33,111	2,065
Aflac Inc.	32,371	1,982
BB&T Corp.	51,032	1,905
Allstate Corp.	30,802	1,894
Crown Castle
International Corp.	23,774	1,890
Aon plc	21,045	1,834
Public Storage	10,399	1,822
CME Group Inc.	22,723	1,739
Equity Residential	25,704	1,709
Ameriprise Financial Inc.	13,499	1,698
Franklin Resources Inc.	28,999	1,639
Chubb Corp.	17,518	1,611
McGraw Hill Financial Inc.	19,298	1,566
Intercontinental Exchange Inc.	8,188	1,547
Prologis Inc.	35,656	1,460
SunTrust Banks Inc.	37,857	1,442
T. Rowe Price Group Inc.	17,751	1,438
HCP Inc.	32,611	1,413
Ventas Inc.	20,872	1,373
Boston Properties Inc.	10,892	1,322
Weyerhaeuser Co.	37,542	1,275
Vornado Realty Trust	11,953	1,265
Invesco Ltd.	30,667	1,252
Fifth Third Bancorp	60,314	1,231
Host Hotels & Resorts Inc.	53,577	1,223
Northern Trust Corp.	16,018	1,111
General Growth
Properties Inc.	40,811	1,003
Loews Corp.	21,943	960
Progressive Corp.	37,956	950
TD Ameritrade Holding Corp.	17,538	581
Synchrony Financial	8,920	230
Berkshire Hathaway Inc.
Class A	1	206
		196,324
Health Care (13.6%)
Johnson & Johnson	201,437	20,895
Pfizer Inc.	453,587	13,331
Merck & Co. Inc.	207,878	12,496
Gilead Sciences Inc.	109,256	11,754
Amgen Inc.	53,834	7,503
AbbVie Inc.	113,174	6,256
UnitedHealth Group Inc.	69,817	6,052
Bristol-Myers Squibb Co.	117,966	5,975
Biogen Idec Inc.	16,883	5,792
Celgene Corp.	56,947	5,411
Eli Lilly & Co.	71,785	4,563
Medtronic Inc.	71,163	4,544
Abbott Laboratories	106,978	4,519

14

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
*	Express Scripts Holding Co.	55,179	4,079
*	Actavis plc	17,898	4,062
	Allergan Inc.	21,177	3,466
	Thermo Fisher Scientific Inc.	28,342	3,407
	Baxter International Inc.	38,539	2,890
	Covidien plc	32,149	2,792
*	Alexion Pharmaceuticals Inc.	14,053	2,379
	WellPoint Inc.	19,899	2,318
	Aetna Inc.	25,509	2,095
*	Regeneron
	Pharmaceuticals Inc.	5,259	1,843
	Cigna Corp.	19,183	1,815
	Stryker Corp.	20,227	1,685
	Becton Dickinson and Co.	13,735	1,609
*	HCA Holdings Inc.	22,955	1,603
	Humana Inc.	11,035	1,421
	St. Jude Medical Inc.	20,305	1,332
*	Intuitive Surgical Inc.	2,743	1,289
	Zoetis Inc.	35,757	1,267
	Zimmer Holdings Inc.	11,926	1,184
*	Illumina Inc.	4,555	817
	Perrigo Co. plc	4,568	679
			153,123
Industrials (10.5%)
	General Electric Co.	713,756	18,543
	Union Pacific Corp.	64,513	6,791
	3M Co.	46,521	6,699
	United Technologies Corp.	62,014	6,696
	Boeing Co.	46,753	5,928
	Honeywell International Inc.	52,946	5,042
	United Parcel Service Inc.
	Class B	50,296	4,895
	Caterpillar Inc.	44,434	4,846
	Accenture plc Class A	45,102	3,656
	Lockheed Martin Corp.	19,358	3,368
	Danaher Corp.	42,329	3,243
	Emerson Electric Co.	49,989	3,200
	FedEx Corp.	20,015	2,960
	Automatic Data
	Processing Inc.	34,344	2,867
	General Dynamics Corp.	20,722	2,554
	Precision Castparts Corp.	10,324	2,520
	Illinois Tool Works Inc.	28,004	2,470
	Eaton Corp. plc	33,995	2,373
	Norfolk Southern Corp.	22,023	2,357
	CSX Corp.	71,557	2,212
	Deere & Co.	25,957	2,183
	Raytheon Co.	22,225	2,141
	Cummins Inc.	13,059	1,895
	TE Connectivity Ltd.	29,158	1,828
	Northrop Grumman Corp.	13,663	1,738
*	LinkedIn Corp. Class A	7,483	1,689
	PACCAR Inc.	25,238	1,585
	Waste Management Inc.	31,588	1,484
	Tyco International Ltd.	32,941	1,470
	Agilent Technologies Inc.	23,700	1,355

			Market
			Value
		Shares	($000)
	Parker-Hannifin Corp.	10,549	1,218
	Rockwell Automation Inc.	9,809	1,144
	Ingersoll-Rand plc	18,333	1,104
	Dover Corp.	11,807	1,038
	Paychex Inc.	23,292	970
	Republic Services Inc.
	Class A	19,142	753
	Xerox Corp.	39,425	545
	Fluor Corp.	5,756	425
			117,785
Oil & Gas (10.6%)
	Exxon Mobil Corp.	305,698	30,405
	Chevron Corp.	135,504	17,541
	Schlumberger Ltd.	92,590	10,152
	ConocoPhillips	87,380	7,097
	Occidental Petroleum Corp.	55,897	5,798
	EOG Resources Inc.	38,919	4,276
	Anadarko Petroleum Corp.	35,901	4,046
	Halliburton Co.	57,111	3,861
	Phillips 66	40,331	3,510
	Williams Cos. Inc.	47,323	2,813
	Apache Corp.	27,496	2,800
	National Oilwell Varco Inc.	30,596	2,644
	Baker Hughes Inc.	31,008	2,144
	Pioneer Natural
	Resources Co.	10,198	2,128
	Devon Energy Corp.	27,560	2,079
	Valero Energy Corp.	37,909	2,052
	Hess Corp.	20,152	2,037
	Marathon Oil Corp.	48,215	2,010
	Kinder Morgan Inc.	47,388	1,908
	Noble Energy Inc.	25,598	1,847
	Marathon Petroleum Corp.	18,415	1,676
	Chesapeake Energy Corp.	42,793	1,164
*	Cameron International Corp.	14,465	1,075
*	FMC Technologies Inc.	16,703	1,033
*	Southwestern Energy Co.	25,073	1,032
	Ensco plc Class A	16,544	835
*	Weatherford International plc	24,866	589
*	Continental Resources Inc.	3,326	536
			119,088
Technology (17.5%)
	Apple Inc.	429,165	43,989
	Microsoft Corp.	529,152	24,039
	International Business
	Machines Corp.	72,102	13,865
	Intel Corp.	354,201	12,369
*	Google Inc. Class A	20,044	11,673
*	Google Inc. Class C	20,399	11,660
*	Facebook Inc. Class A	141,951	10,621
	Oracle Corp.	237,948	9,882
	QUALCOMM Inc.	120,232	9,150
	Cisco Systems Inc.	364,584	9,111
	Hewlett-Packard Co.	134,828	5,123
	EMC Corp.	145,514	4,297

15

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Texas Instruments Inc.	76,855	3,703
*	Yahoo! Inc.	64,339	2,478
*	Micron Technology Inc.	75,996	2,477
*	salesforce.com inc	41,556	2,456
*	Adobe Systems Inc.	33,661	2,420
	Applied Materials Inc.	86,460	1,998
*	Cognizant Technology
	Solutions Corp. Class A	43,210	1,976
	Corning Inc.	92,828	1,936
	Intuit Inc.	19,278	1,604
*	Twitter Inc.	31,461	1,565
	Broadcom Corp. Class A	38,043	1,498
	Symantec Corp.	49,052	1,191
	Analog Devices Inc.	22,330	1,142
	NetApp Inc.	23,494	991
	Motorola Solutions Inc.	16,203	962
	SanDisk Corp.	8,029	787
	CA Inc.	21,991	621
*	VMware Inc. Class A	6,005	592
*	Citrix Systems Inc.	5,782	406
	Altera Corp.	11,043	390
	Juniper Networks Inc.	15,927	369
			197,341
Telecommunications (2.7%)
	Verizon
	Communications Inc.	294,869	14,690
	AT&T Inc.	369,240	12,909
	CenturyLink Inc.	40,670	1,667
*	T-Mobile US Inc.	19,789	595
*	Sprint Corp.	55,271	310
			30,171
Utilities (2.7%)
	Duke Energy Corp.	50,357	3,726
	NextEra Energy Inc.	31,073	3,059
	Dominion Resources Inc.	41,442	2,910
	Southern Co.	63,440	2,817
	Exelon Corp.	61,286	2,048
	Spectra Energy Corp.	47,863	1,994
	American Electric
	Power Co. Inc.	34,685	1,863
	Sempra Energy	16,552	1,754
	PPL Corp.	44,836	1,553
	PG&E Corp.	33,050	1,536
	Edison International	23,240	1,374
	Public Service Enterprise
	Group Inc.	35,848	1,340
	Consolidated Edison Inc.	20,910	1,211
	Xcel Energy Inc.	35,756	1,146
	FirstEnergy Corp.	30,055	1,029
	Entergy Corp.	12,801	991
			30,351
Total Common Stocks
(Cost $771,413)			1,121,671

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.1%)[1]
	Money Market Fund (0.1%)
2	Vanguard Market Liquidity
	Fund, 0.113%	910,071	910

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Fannie Mae Discount
	Notes, 0.075%, 10/15/14	100	100
[4,5]	Federal Home Loan Bank
	Discount Notes, 0.080%,
	10/8/14	100	100
			200
Total Temporary Cash Investments
	(Cost $1,110)		1,110
	Total Investments (99.9%)
	(Cost $772,523)		1,122,781
Other Assets and Liabilities (0.1%)
	Other Assets		2,527
	Liabilities		(1,140)
			1,387
	Net Assets (100%)		1,124,168

16

Mega Cap Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	789,706
Undistributed Net Investment Income	3,938
Accumulated Net Realized Losses	(19,791)
Unrealized Appreciation (Depreciation)
Investment Securities	350,258
Futures Contracts	57
Net Assets	1,124,168

Institutional Shares—Net Assets
Applicable to 2,316,462 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	313,670
Net Asset Value Per Share—
Institutional Shares	$135.41

ETF Shares—Net Assets
Applicable to 11,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	810,498
Net Asset Value Per Share—
ETF Shares	$68.69

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	20,856
Interest[1]	2
Securities Lending	11
Total Income	20,869
Expenses
The Vanguard Group—Note B
Investment Advisory Services	161
Management and Administrative—Institutional Shares	133
Management and Administrative—ETF Shares	447
Marketing and Distribution—Institutional Shares	42
Marketing and Distribution—ETF Shares	140
Custodian Fees	25
Auditing Fees	32
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	16
Trustees’ Fees and Expenses	1
Total Expenses	997
Net Investment Income	19,872
Realized Net Gain (Loss)
Investment Securities Sold	44,435
Futures Contracts	442
Realized Net Gain (Loss)	44,877
Change in Unrealized Appreciation (Depreciation)
Investment Securities	154,840
Futures Contracts	60
Change in Unrealized Appreciation (Depreciation)	154,900
Net Increase (Decrease) in Net Assets Resulting from Operations	219,649
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,872	18,376
Realized Net Gain (Loss)	44,877	8,104
Change in Unrealized Appreciation (Depreciation)	154,900	105,387
Net Increase (Decrease) in Net Assets Resulting from Operations	219,649	131,867
Distributions
Net Investment Income
Institutional Shares	(6,371)	(6,464)
ETF Shares	(13,330)	(11,412)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(19,701)	(17,876)
Capital Share Transactions
Institutional Shares	(88,842)	48,349
ETF Shares	85,731	73,926
Net Increase (Decrease) from Capital Share Transactions	(3,111)	122,275
Total Increase (Decrease)	196,837	236,266
Net Assets
Beginning of Period	927,331	691,065
End of Period[1]	1,124,168	927,331
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,938,000 and $3,767,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$110.38	$95.66	$82.40	$71.03	$69.95
Investment Operations
Net Investment Income	2.498	2.373	2.000	1.676	1.657
Net Realized and Unrealized Gain (Loss)
on Investments	25.000	14.727	13.113	11.379	1.033
Total from Investment Operations	27.498	17.100	15.113	13.055	2.690
Distributions
Dividends from Net Investment Income	(2.468)	(2.380)	(1.853)	(1.685)	(1.610)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.468)	(2.380)	(1.853)	(1.685)	(1.610)
Net Asset Value, End of Period	$135.41	$110.38	$95.66	$82.40	$71.03

Total Return	25.15%	18.13%	18.63%	18.38%	3.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$314	$339	$250	$152	$92
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.29%	2.28%	2.01%	2.24%
Portfolio Turnover Rate[1]	6%	10%	19%	8%	7%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$55.99	$48.52	$41.80	$36.03	$35.49
Investment Operations
Net Investment Income	1.250	1.189	1.000	.842	. 834
Net Realized and Unrealized Gain (Loss)
on Investments	12.687	7.471	6.648	5.774	.517
Total from Investment Operations	13.937	8.660	7.648	6.616	1.351
Distributions
Dividends from Net Investment Income	(1.237)	(1.190)	(.928)	(.846)	(.811)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.237)	(1.190)	(.928)	(.846)	(.811)
Net Asset Value, End of Period	$68.69	$55.99	$48.52	$41.80	$36.03

Total Return	25.13%	18.10%	18.58%	18.35%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$810	$588	$442	$313	$227
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.00%	2.26%	2.24%	1.99%	2.22%
Portfolio Turnover Rate[1]	6%	10%	19%	8%	7%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

22

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

23

Mega Cap Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,121,671	—	—
Temporary Cash Investments	910	200	—
Futures Contracts—Assets[1]	6	—	—
Total	1,122,587	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	25	2,502	57

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

24

Mega Cap Index Fund

During the year ended August 31, 2014, the fund realized $44,782,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $4,308,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $385,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $19,735,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $956,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $772,523,000. Net unrealized appreciation of investment securities for tax purposes was $350,258,000, consisting of unrealized gains of $353,785,000 on securities that had risen in value since their purchase and $3,527,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $153,173,000 of investment securities and sold $157,584,000 of investment securities, other than temporary cash investments. Purchases and sales include $85,219,000 and $100,263,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	2,207	18	50,463	481
Issued in Lieu of Cash Distributions	6,066	49	6,144	61
Redeemed	(97,115)	(825)	(8,258)	(75)
Net Increase (Decrease) —Institutional Shares	(88,842)	(758)	48,349	467
ETF Shares
Issued	186,602	3,000	93,799	1,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(100,871)	(1,700)	(19,873)	(400)
Net Increase (Decrease)—ETF Shares	85,731	1,300	73,926	1,400

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

25

Mega Cap Growth Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.10%	0.11%
30-Day SEC Yield	1.32%	1.31%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	151	151	3,709
Median Market Cap	$88.6B	$88.6B	$48.0B
Price/Earnings Ratio	24.3x	24.3x	20.7x
Price/Book Ratio	4.9x	4.9x	2.7x
Return on Equity	23.8%	23.8%	17.8%
Earnings Growth
Rate	18.9%	18.9%	15.3%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Basic Materials	1.5%	1.5%	3.1%
Consumer Goods	9.0	9.0	9.8
Consumer Services	20.2	20.2	13.3
Financials	11.8	11.8	18.3
Health Care	12.5	12.5	12.5
Industrials	9.9	9.9	12.6
Oil & Gas	7.9	7.9	9.5
Technology	27.2	27.2	15.5
Telecommunications	0.0	0.0	2.2
Utilities	0.0	0.0	3.2

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.98
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	8.9%
Google Inc.	Internet	4.7
Gilead Sciences Inc.	Biotechnology	2.4
Coca-Cola Co.	Soft Drinks	2.4
Facebook Inc.	Internet	2.2
Schlumberger Ltd.	Oil Equipment,
	Services &
	Distribution	2.1
Comcast Corp.	Broadcasting &
	Entertainment	2.0
Walt Disney Co.	Broadcasting &
	Entertainment	2.0
Oracle Corp.	Software	2.0
QUALCOMM Inc.	Semiconductors	1.9
Top Ten		30.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.10% for Institutional Shares and 0.11% for ETF Shares.

26

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2014

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Growth Index Fund*ETF
	Shares Net Asset Value	28.05%	17.81%	8.85%	$17,662
	Mega Cap Growth Index Fund*ETF
	Shares Market Price	28.05	17.79	8.85	17,661

••••••••	Spliced Mega Cap Growth Index	28.17	17.93	8.96	17,774

– – – –	Large-Cap Growth Funds Average	25.10	15.80	6.61	15,361
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.29	7.82	16,562
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/3/2008)	Investment
Mega Cap Growth Index Fund Institutional
Shares	28.07%	17.83%	10.17%	$9,302,706

Spliced Mega Cap Growth Index	28.17	17.93	10.26	9,348,118
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.29	8.98	8,676,966
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

27

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2014

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares Market
Price	28.05%	126.75%	76.61%
Mega Cap Growth Index Fund ETF Shares Net
Asset Value	28.05	126.94	76.62
Spliced Mega Cap Growth Index	28.17	128.11	77.74
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	4/3/2008	28.63%	19.12%	9.92%
ETF Shares	12/17/2007
Market Price		28.69	19.09	8.58
Net Asset Value		28.63	19.11	8.58

28

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (1.6%)
	Praxair Inc.	65,018	8,553
	Ecolab Inc.	60,002	6,889
	PPG Industries Inc.	30,636	6,307
	Nucor Corp.	35,331	1,919
			23,668
Consumer Goods (9.0%)
	Coca-Cola Co.	877,143	36,595
	Philip Morris
	International Inc.	331,396	28,361
	Monsanto Co.	116,240	13,443
	Colgate-Palmolive Co.	202,908	13,134
	NIKE Inc. Class B	155,315	12,200
	VF Corp.	76,266	4,890
*	Tesla Motors Inc.	17,871	4,820
	Lorillard Inc.	80,288	4,793
	Mead Johnson Nutrition Co.	44,826	4,285
	Estee Lauder Cos. Inc.
	Class A	51,946	3,991
*	Michael Kors Holdings Ltd.	40,791	3,268
	Stanley Black & Decker Inc.	34,612	3,167
	Hershey Co.	32,295	2,953
	Brown-Forman Corp.
	Class B	22,782	2,111
	Coach Inc.	15,101	556
			138,567
Consumer Services (20.1%)
	Walt Disney Co.	345,674	31,069
	Comcast Corp. Class A	526,789	28,831
	Home Depot Inc.	303,296	28,358
*	Amazon.com Inc.	81,637	27,678
	McDonald’s Corp.	219,263	20,549
*	Priceline Group Inc.	11,625	14,465
*	eBay Inc.	252,779	14,029
	Starbucks Corp.	158,532	12,335
	Costco Wholesale Corp.	97,200	11,769
	Twenty-First Century
	Fox Inc. Class A	321,963	11,404
	Time Warner Cable Inc.	61,838	9,148

			Market
			Value
		Shares	($000)
*	DIRECTV	105,777	9,145
	TJX Cos. Inc.	147,545	8,795
	Yum! Brands Inc.	97,917	7,092
	Viacom Inc. Class B	86,068	6,985
	CBS Corp. Class B	108,962	6,460
	American Airlines Group Inc.	159,844	6,220
*	Netflix Inc.	12,627	6,031
	Las Vegas Sands Corp.	89,657	5,963
	Lowe’s Cos. Inc.	110,480	5,801
*	AutoZone Inc.	7,223	3,892
	Starwood Hotels & Resorts
	Worldwide Inc.	42,600	3,602
	Wynn Resorts Ltd.	17,935	3,459
	Whole Foods Market Inc.	81,433	3,187
	Twenty-First Century Fox Inc.	91,820	3,162
*	Liberty Interactive Corp.
	Class A	102,383	3,022
*	DISH Network Corp. Class A	46,522	3,015
*	Bed Bath & Beyond Inc.	42,659	2,741
	Comcast Corp.	47,634	2,601
	Gap Inc.	54,485	2,515
*	Sirius XM Holdings Inc.	602,011	2,185
*	Dollar General Corp.	33,554	2,147
*	Hilton Worldwide
	Holdings Inc.	54,402	1,378
	Viacom Inc. Class A	216	18
	CBS Corp. Class A	141	9
			309,060
Financials (11.8%)
	Visa Inc. Class A	110,745	23,535
	American Express Co.	234,672	21,015
	MasterCard Inc. Class A	224,134	16,992
	Simon Property Group Inc.	68,895	11,714
	American Tower Corporation	87,755	8,653
	BlackRock Inc.	24,053	7,950
	Charles Schwab Corp.	245,432	6,997
	Marsh & McLennan
	Cos. Inc.	121,921	6,474
	Crown Castle
	International Corp.	74,032	5,886

29

Mega Cap Growth Index Fund

			Market
			Value
		Shares	($000)
	Public Storage	32,551	5,702
	Equity Residential	79,988	5,317
	Franklin Resources Inc.	90,365	5,107
	McGraw Hill Financial Inc.	60,273	4,890
	Intercontinental
	Exchange Inc.	25,512	4,822
	Prologis Inc.	110,695	4,532
	T. Rowe Price Group Inc.	55,325	4,481
	HCP Inc.	101,537	4,400
	Ventas Inc.	65,272	4,294
	Boston Properties Inc.	33,959	4,123
	Vornado Realty Trust	37,420	3,962
	Weyerhaeuser Co.	116,631	3,960
	Invesco Ltd.	95,885	3,916
	Host Hotels & Resorts Inc.	167,825	3,830
	General Growth
	Properties Inc.	127,331	3,128
	Aon plc	32,858	2,864
	TD Ameritrade Holding Corp.	55,052	1,823
			180,367
Health Care (12.5%)
*	Gilead Sciences Inc.	340,559	36,637
	Amgen Inc.	167,798	23,388
	AbbVie Inc.	352,439	19,483
*	Biogen Idec Inc.	52,611	18,048
*	Celgene Corp.	177,521	16,868
*	Express Scripts Holding Co.	171,930	12,711
*	Actavis plc	55,719	12,647
	Allergan Inc.	66,033	10,808
	Thermo Fisher Scientific Inc.	88,432	10,631
*	Alexion Pharmaceuticals Inc.	43,891	7,430
*	Regeneron
	Pharmaceuticals Inc.	16,429	5,759
	Stryker Corp.	62,981	5,247
*	Intuitive Surgical Inc.	8,511	4,000
	Zoetis Inc.	111,093	3,937
*	Illumina Inc.	14,264	2,558
	Perrigo Co. plc	14,145	2,104
			192,256
Industrials (9.9%)
	Union Pacific Corp.	200,945	21,154
	3M Co.	145,202	20,909
	Boeing Co.	145,635	18,467
	United Parcel Service Inc.
	Class B	156,532	15,235
	Accenture plc Class A	140,333	11,375
	United Technologies Corp.	96,520	10,422
	Danaher Corp.	131,777	10,095
	Automatic Data
	Processing Inc.	106,834	8,919
	Precision Castparts Corp.	32,101	7,835
	Cummins Inc.	40,910	5,937
*	LinkedIn Corp. Class A	23,346	5,270
	PACCAR Inc.	78,639	4,939

			Market
			Value
		Shares	($000)
	Agilent Technologies Inc.	73,867	4,222
	Rockwell Automation Inc.	30,719	3,582
	Paychex Inc.	72,609	3,024
			151,385
Oil & Gas (7.9%)
	Schlumberger Ltd.	288,458	31,627
	EOG Resources Inc.	121,156	13,313
	Anadarko Petroleum Corp.	111,973	12,618
	Halliburton Co.	177,893	12,027
	Williams Cos. Inc.	147,516	8,768
	National Oilwell Varco Inc.	95,083	8,218
	Pioneer Natural
	Resources Co.	31,679	6,610
	Kinder Morgan Inc.	148,078	5,962
	Noble Energy Inc.	80,129	5,780
*	Cameron International Corp.	45,206	3,360
*	FMC Technologies Inc.	52,167	3,226
*	Southwestern Energy Co.	78,288	3,224
	Ensco plc Class A	51,972	2,624
*	Weatherford
	International plc	77,125	1,827
*	Continental Resources Inc.	10,264	1,655
			120,839
Technology (27.2%)
	Apple Inc.	1,337,106	137,053
*	Google Inc. Class A	62,466	36,378
*	Google Inc. Class C	63,572	36,338
*	Facebook Inc. Class A	442,101	33,078
	Oracle Corp.	741,576	30,798
	QUALCOMM Inc.	374,287	28,483
	International Business
	Machines Corp.	112,241	21,584
	EMC Corp.	453,740	13,399
	Texas Instruments Inc.	239,321	11,531
*	Yahoo! Inc.	201,042	7,742
*	Micron Technology Inc.	237,401	7,739
*	salesforce.com inc	129,395	7,646
*	Adobe Systems Inc.	105,018	7,551
	Applied Materials Inc.	269,641	6,230
*	Cognizant Technology
	Solutions Corp. Class A	135,122	6,179
	Intuit Inc.	59,738	4,969
*	Twitter Inc.	98,091	4,880
	Analog Devices Inc.	69,615	3,559
	NetApp Inc.	73,447	3,097
	SanDisk Corp.	25,068	2,456
*	VMware Inc. Class A	18,811	1,854
	Motorola Solutions Inc.	25,260	1,500
*	Citrix Systems Inc.	18,090	1,271
	Altera Corp.	34,676	1,225
	Juniper Networks Inc.	49,799	1,155
			417,695
Total Common Stocks
(Cost $1,081,471)			1,533,837

30

Mega Cap Growth Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2 Vanguard Market Liquidity
Fund, 0.113%	399,089	399

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan
Bank Discount Notes,
0.100%, 2/4/15	200	200
Total Temporary Cash Investments
(Cost $599)		599
Total Investments (100.0%)
(Cost $1,082,070)		1,534,436
Other Assets and Liabilities (0.0%)
Other Assets		1,809
Liabilities		(1,617)
		192
Net Assets (100%)		1,534,628

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,088,909
Undistributed Net Investment Income	3,184
Accumulated Net Realized Losses	(9,849)
Unrealized Appreciation (Depreciation)
Investment Securities	452,366
Futures Contracts	18
Net Assets	1,534,628

Institutional Shares—Net Assets
Applicable to 93,906 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,763
Net Asset Value Per Share—
Institutional Shares	$157.21

ETF Shares—Net Assets
Applicable to 19,200,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,519,865
Net Asset Value Per Share—
ETF Shares	$79.16

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	19,045
Interest[1]	2
Securities Lending	37
Total Income	19,084
Expenses
The Vanguard Group—Note B
Investment Advisory Services	203
Management and Administrative—Institutional Shares	10
Management and Administrative—ETF Shares	827
Marketing and Distribution—Institutional Shares	3
Marketing and Distribution—ETF Shares	258
Custodian Fees	18
Auditing Fees	32
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	37
Trustees’ Fees and Expenses	1
Total Expenses	1,389
Net Investment Income	17,695
Realized Net Gain (Loss)
Investment Securities Sold	16,040
Futures Contracts	119
Realized Net Gain (Loss)	16,159
Change in Unrealized Appreciation (Depreciation)
Investment Securities	270,971
Futures Contracts	33
Change in Unrealized Appreciation (Depreciation)	271,004
Net Increase (Decrease) in Net Assets Resulting from Operations	304,858
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,695	16,016
Realized Net Gain (Loss)	16,159	98,203
Change in Unrealized Appreciation (Depreciation)	271,004	5,997
Net Increase (Decrease) in Net Assets Resulting from Operations	304,858	120,216
Distributions
Net Investment Income
Institutional Shares	(264)	(49)
ETF Shares	(17,090)	(15,499)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(17,354)	(15,548)
Capital Share Transactions
Institutional Shares	(10,714)	20,698
ETF Shares	202,339	46,396
Net Increase (Decrease) from Capital Share Transactions	191,625	67,094
Total Increase (Decrease)	479,129	171,762
Net Assets
Beginning of Period	1,055,499	883,737
End of Period[1]	1,534,628	1,055,499
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,184,000 and $2,843,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$124.49	$110.67	$92.75	$76.74	$74.21
Investment Operations
Net Investment Income	1.978	2.027	1.453[1]	1.227	1.180
Net Realized and Unrealized Gain (Loss)
on Investments	32.732	13.374	17.831	16.067	2.465
Total from Investment Operations	34.710	15.401	19.284	17.294	3.645
Distributions
Dividends from Net Investment Income	(1.990)	(1.581)	(1.364)	(1.284)	(1.115)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.990)	(1.581)	(1.364)	(1.284)	(1.115)
Net Asset Value, End of Period	$157.21	$124.49	$110.67	$92.75	$76.74

Total Return	28.07%	14.05%	21.00%	22.57%	4.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$21	$0.2	$124	$90
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.09%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.70%	1.52%	1.35%	1.39%
Portfolio Turnover Rate [2]	11%	41%	16%	26%	21%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$62.69	$55.92	$46.87	$38.78	$37.50
Investment Operations
Net Investment Income	.994	1.006	.771[1]	.611	. 586
Net Realized and Unrealized Gain (Loss)
on Investments	16.475	6.751	8.966	8.120	1.248
Total from Investment Operations	17.469	7.757	9.737	8.731	1.834
Distributions
Dividends from Net Investment Income	(.999)	(.987)	(.687)	(. 641)	(. 554)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.999)	(.987)	(.687)	(. 641)	(. 554)
Net Asset Value, End of Period	$79.16	$62.69	$55.92	$46.87	$38.78

Total Return	28.05%	14.04%	20.98%	22.54%	4.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,520	$1,034	$884	$516	$287
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.69%	1.49%	1.33%	1.37%
Portfolio Turnover Rate [2]	11%	41%	16%	26%	21%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

36

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

37

Mega Cap Growth Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $143,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,533,837	—	—
Temporary Cash Investments	399	200	—
Futures Contracts—Assets[1]	1	—	—
Total	1,534,237	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	1	500	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

38

Mega Cap Growth Index Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $21,461,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $3,671,000 of ordinary income available for distribution. At August 31, 2014, the fund had available capital losses totaling $9,831,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $5,269,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $1,082,070,000. Net unrealized appreciation of investment securities for tax purposes was $452,366,000, consisting of unrealized gains of $456,359,000 on securities that had risen in value since their purchase and $3,993,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $405,322,000 of investment securities and sold $212,321,000 of investment securities, other than temporary cash investments. Purchases and sales include $271,321,000 and $66,086,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	244	1	21,311	172
Issued in Lieu of Cash Distributions	264	2	49	—
Redeemed	(11,222)	(79)	(662)	(5)
Net Increase (Decrease) —Institutional Shares	(10,714)	(76)	20,698	167
ETF Shares
Issued	272,056	3,700	245,835	4,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(69,717)	(1,000)	(199,439)	(3,500)
Net Increase (Decrease)—ETF Shares	202,339	2,700	46,396	700

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

39

Mega Cap Value Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.08%	0.11%
30-Day SEC Yield	2.43%	2.40%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	160	160	3,709
Median Market Cap	$92.9B	$92.9B	$48.0B
Price/Earnings Ratio	16.4x	16.4x	20.7x
Price/Book Ratio	2.1x	2.1x	2.7x
Return on Equity	16.7%	16.7%	17.8%
Earnings Growth
Rate	12.8%	12.8%	15.3%
Dividend Yield	2.5%	2.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Basic Materials	3.4%	3.4%	3.1%
Consumer Goods	9.7	9.7	9.8
Consumer Services	7.0	7.0	13.3
Financials	22.0	22.0	18.3
Health Care	14.5	14.5	12.5
Industrials	11.0	11.0	12.6
Oil & Gas	12.7	12.7	9.5
Technology	10.1	10.1	15.5
Telecommunications	4.8	4.8	2.2
Utilities	4.8	4.8	3.2

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.8%
Microsoft Corp.	Software	3.8
Johnson & Johnson	Pharmaceuticals	3.3
Wells Fargo & Co.	Banks	3.1
General Electric Co.	Diversified Industrials	2.9
Berkshire Hathaway Inc.	Reinsurance	2.8
Chevron Corp.	Integrated Oil & Gas	2.8
JPMorgan Chase & Co.	Banks	2.5
Procter & Gamble Co.	Nondurable
	Household Products	2.5
Verizon Communications Fixed Line
Inc.	Telecommunications	2.3
Top Ten		30.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

40

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2014

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Value Index Fund*ETF
	Shares Net Asset Value	22.92%	15.38%	5.63%	$14,438
	Mega Cap Value Index Fund*ETF
	Shares Market Price	22.93	15.35	5.62	14,431

••••••••	Spliced Mega Cap Value Index	23.05	15.48	5.68	14,483

– – – –	Large-Cap Value Funds Average	22.67	14.79	5.57	14,381
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.29	7.82	16,562
For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/5/2008)	Investment
Mega Cap Value Index Fund Institutional
Shares	22.95%	15.41%	7.23%	$7,866,709

Spliced Mega Cap Value Index	23.05	15.48	7.25	7,873,853
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.29	9.30	8,904,417
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

41

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2014

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares Market
Price	22.93%	104.24%	44.31%
Mega Cap Value Index Fund ETF Shares Net Asset
Value	22.92	104.51	44.38
Spliced Mega Cap Value Index	23.05	105.41	44.83
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	3/5/2008	21.69%	17.69%	7.06%
ETF Shares	12/17/2007
Market Price		21.67	17.65	5.42
Net Asset Value		21.66	17.66	5.42

42

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (3.4%)
Dow Chemical Co.	147,241	7,885
EI du Pont de Nemours
& Co.	112,393	7,430
LyondellBasell Industries
NV Class A	54,844	6,271
Freeport-McMoRan Inc.	127,052	4,621
Air Products &
Chemicals Inc.	25,945	3,456
International Paper Co.	53,100	2,573
Mosaic Co.	39,362	1,880
Newmont Mining Corp.	60,905	1,650
Nucor Corp.	19,545	1,062
		36,828
Consumer Goods (9.7%)
Procter & Gamble Co.	331,060	27,514
PepsiCo Inc.	185,385	17,146
Altria Group Inc.	242,905	10,464
Ford Motor Co.	474,757	8,266
Mondelez International Inc.
Class A	196,541	7,113
General Motors Co.	156,828	5,458
Kimberly-Clark Corp.	46,055	4,974
Kraft Foods Group Inc.	72,774	4,286
General Mills Inc.	75,049	4,006
Archer-Daniels-Midland Co.	79,980	3,988
Johnson Controls Inc.	81,172	3,962
Reynolds American Inc.	39,242	2,294
Kellogg Co.	35,024	2,276
Activision Blizzard Inc.	61,181	1,440
Campbell Soup Co.	23,105	1,036
Coach Inc.	8,364	308
		104,531
Consumer Services (7.0%)
Wal-Mart Stores Inc.	197,417	14,905
CVS Caremark Corp.	142,975	11,359
Time Warner Inc.	102,459	7,892
Walgreen Co.	104,999	6,355

			Market
			Value
		Shares	($000)
	McKesson Corp.	28,166	5,493
	Target Corp.	77,402	4,650
	Delta Air Lines Inc.	103,634	4,102
	Lowe’s Cos. Inc.	61,070	3,207
	Cardinal Health Inc.	41,686	3,072
	Kroger Co.	59,066	3,011
	Sysco Corp.	71,547	2,707
	Omnicom Group Inc.	31,655	2,280
	Carnival Corp.	54,436	2,062
	Macy’s Inc.	22,064	1,374
	Kohl’s Corp.	22,765	1,338
*	Liberty Media Corp.	23,707	1,149
*	Liberty Media Corp.
	Class A	11,446	564
			75,520
Financials (22.0%)
	Wells Fargo & Co.	644,324	33,144
*	Berkshire Hathaway Inc.
	Class B	222,136	30,488
	JPMorgan Chase & Co.	462,970	27,524
	Bank of America Corp.	1,285,809	20,689
	Citigroup Inc.	352,945	18,230
	American International
	Group Inc.	176,853	9,914
	US Bancorp	222,006	9,386
	Goldman Sachs Group Inc.	49,213	8,815
	Morgan Stanley	180,728	6,201
	MetLife Inc.	110,052	6,024
	Capital One Financial Corp.	69,973	5,742
	PNC Financial
	Services Group Inc.	65,258	5,531
	Bank of New York
	Mellon Corp.	139,458	5,464
	Prudential Financial Inc.	56,230	5,044
	Travelers Cos. Inc.	42,550	4,030
	ACE Ltd.	37,152	3,950
	State Street Corp.	50,016	3,603
	Discover Financial Services	57,014	3,556
	Aflac Inc.	55,586	3,404
	BB&T Corp.	87,824	3,278

43

Mega Cap Value Index Fund

			Market
			Value
		Shares	($000)
	Allstate Corp.	53,109	3,266
	CME Group Inc.	39,059	2,990
	Ameriprise Financial Inc.	23,202	2,918
	Chubb Corp.	29,959	2,755
	SunTrust Banks Inc.	65,262	2,485
	Fifth Third Bancorp	103,714	2,116
	Northern Trust Corp.	27,386	1,899
	Loews Corp.	37,665	1,647
	Progressive Corp.	64,919	1,624
	Aon plc	18,076	1,576
*	Synchrony Financial	15,179	391
*	Berkshire Hathaway Inc.
	Class A	1	206
			237,890
Health Care (14.5%)
	Johnson & Johnson	346,134	35,904
	Pfizer Inc.	779,326	22,904
	Merck & Co. Inc.	357,369	21,481
	UnitedHealth Group Inc.	119,901	10,393
	Bristol-Myers Squibb Co.	202,644	10,264
	Eli Lilly & Co.	123,262	7,834
	Medtronic Inc.	122,234	7,805
	Abbott Laboratories	183,750	7,762
	Baxter International Inc.	66,083	4,955
	Covidien plc	55,262	4,798
	WellPoint Inc.	34,157	3,980
	Aetna Inc.	43,725	3,591
	Cigna Corp.	32,921	3,114
	Becton Dickinson and Co.	23,649	2,771
*	HCA Holdings Inc.	39,310	2,745
	Humana Inc.	18,966	2,442
	St. Jude Medical Inc.	34,804	2,283
	Zimmer Holdings Inc.	20,628	2,049
			157,075
Industrials (11.0%)
	General Electric Co.	1,226,606	31,867
	Honeywell International Inc.	91,115	8,677
	Caterpillar Inc.	76,385	8,331
	Lockheed Martin Corp.	33,194	5,776
	United Technologies Corp.	53,246	5,750
	Emerson Electric Co.	85,749	5,490
	FedEx Corp.	34,387	5,085
	General Dynamics Corp.	35,682	4,398
	Illinois Tool Works Inc.	47,907	4,226
	Eaton Corp. plc	58,211	4,064
	Norfolk Southern Corp.	37,900	4,055
	CSX Corp.	122,718	3,793
	Deere & Co.	44,566	3,748
	Raytheon Co.	38,299	3,690
	TE Connectivity Ltd.	50,017	3,135
	Northrop Grumman Corp.	23,612	3,004
	Waste Management Inc.	54,194	2,545
	Tyco International Ltd.	56,506	2,521
	Parker-Hannifin Corp.	18,243	2,107

		Market
		Value
	Shares	($000)
Ingersoll-Rand plc	31,398	1,890
Dover Corp.	20,417	1,794
Republic Services Inc.
Class A	32,597	1,282
Xerox Corp.	67,645	934
Fluor Corp.	9,650	713
		118,875
Oil & Gas (12.7%)
Exxon Mobil Corp.	525,311	52,247
Chevron Corp.	232,849	30,142
ConocoPhillips	150,155	12,196
Occidental Petroleum Corp.	96,107	9,969
Phillips 66	69,282	6,029
Apache Corp.	47,124	4,799
Baker Hughes Inc.	53,247	3,682
Devon Energy Corp.	47,439	3,578
Valero Energy Corp.	65,223	3,531
Hess Corp.	34,644	3,503
Marathon Oil Corp.	82,689	3,447
Marathon Petroleum Corp.	31,885	2,902
Chesapeake Energy Corp.	73,103	1,988
		138,013
Technology (10.1%)
Microsoft Corp.	909,343	41,311
Intel Corp.	608,730	21,257
Cisco Systems Inc.	626,519	15,657
International Business
Machines Corp.	61,956	11,914
Hewlett-Packard Co.	231,776	8,807
Corning Inc.	159,995	3,338
Broadcom Corp. Class A	65,486	2,579
Symantec Corp.	84,399	2,049
CA Inc.	37,996	1,073
Motorola Solutions Inc.	13,960	829
		108,814
Telecommunications (4.8%)
Verizon
Communications Inc.	506,652	25,241
AT&T Inc.	634,657	22,188
CenturyLink Inc.	70,145	2,875
* T-Mobile US Inc.	34,301	1,032
* Sprint Corp.	96,865	543
		51,879
Utilities (4.8%)
Duke Energy Corp.	86,478	6,398
NextEra Energy Inc.	53,327	5,250
Dominion Resources Inc.	71,158	4,997
Southern Co.	109,084	4,843
Exelon Corp.	105,043	3,510
Spectra Energy Corp.	81,971	3,415
American Electric
Power Co. Inc.	59,732	3,208
Sempra Energy	28,493	3,019
PPL Corp.	77,328	2,678

44

	Mega Cap Value Index Fund

			Market
			Value
		Shares	($000)
	PG&E Corp.	56,937	2,646
	Edison International	39,902	2,360
	Public Service
	Enterprise Group Inc.	61,983	2,318
	Consolidated Edison Inc.	35,725	2,068
	Xcel Energy Inc.	61,273	1,964
	FirstEnergy Corp.	51,334	1,758
	Entergy Corp.	21,944	1,699
			52,131
	Total Common Stocks
	(Cost $871,729)		1,081,556
Temporary Cash Investments (0.0%)[1]

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[2,3]	Fannie Mae Discount
	Notes, 0.075%, 10/15/14	100	100
4	Federal Home Loan
	Bank Discount Notes,
	0.086%, 9/12/14	100	100
Total Temporary Cash Investments
	(Cost $200)		200
	Total Investments (100.0%)
	(Cost $871,929)		1,081,756
Other Assets and Liabilities (0.0%)
	Other Assets		3,472
	Liabilities		(3,032)
			440
	Net Assets (100%)		1,082,196

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	874,397
Undistributed Net Investment Income	5,156
Accumulated Net Realized Losses	(7,202)
Unrealized Appreciation (Depreciation)
Investment Securities	209,827
Futures Contracts	18
Net Assets	1,082,196

Institutional Shares—Net Assets
Applicable to 1,792,412 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	211,830
Net Asset Value Per Share—
Institutional Shares	$118.18

ETF Shares—Net Assets
Applicable to 14,602,369 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	870,366
Net Asset Value Per Share—
ETF Shares	$59.60

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	23,369
Interest[1]	1
Total Income	23,370
Expenses
The Vanguard Group—Note B
Investment Advisory Services	145
Management and Administrative—Institutional Shares	68
Management and Administrative—ETF Shares	485
Marketing and Distribution—Institutional Shares	39
Marketing and Distribution—ETF Shares	130
Custodian Fees	19
Auditing Fees	32
Shareholders’ Reports—Institutional Shares	4
Shareholders’ Reports—ETF Shares	16
Trustees’ Fees and Expenses	1
Total Expenses	939
Net Investment Income	22,431
Realized Net Gain (Loss)
Investment Securities Sold	66,167
Futures Contracts	276
Realized Net Gain (Loss)	66,443
Change in Unrealized Appreciation (Depreciation)
Investment Securities	96,042
Futures Contracts	26
Change in Unrealized Appreciation (Depreciation)	96,068
Net Increase (Decrease) in Net Assets Resulting from Operations	184,942
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,431	17,853
Realized Net Gain (Loss)	66,443	20,792
Change in Unrealized Appreciation (Depreciation)	96,068	88,338
Net Increase (Decrease) in Net Assets Resulting from Operations	184,942	126,983
Distributions
Net Investment Income
Institutional Shares	(4,526)	(3,520)
ETF Shares	(16,562)	(13,519)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(21,088)	(17,039)
Capital Share Transactions
Institutional Shares	13,763	31,045
ETF Shares	130,154	109,662
Net Increase (Decrease) from Capital Share Transactions	143,917	140,707
Total Increase (Decrease)	307,771	250,651
Net Assets
Beginning of Period	774,425	523,774
End of Period[1]	1,082,196	774,425
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,156,000 and $3,813,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$98.45	$82.90	$73.55	$65.97	$66.02
Investment Operations
Net Investment Income	2.687	2.531[1]	2.339	1.965	1.932
Net Realized and Unrealized Gain (Loss)
on Investments	19.649	15.493	9.303	7.528	(. 075)
Total from Investment Operations	22.336	18.024	11.642	9.493	1.857
Distributions
Dividends from Net Investment Income	(2.606)	(2.474)	(2.292)	(1.913)	(1.907)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.606)	(2.474)	(2.292)	(1.913)	(1.907)
Net Asset Value, End of Period	$118.18	$98.45	$82.90	$73.55	$65.97

Total Return	22.95%	22.07%	16.19%	14.33%	2.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$212	$164	$110	$105	$76
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.75%	3.01%	2.65%	2.88%
Portfolio Turnover Rate [2]	8%	34%	17%	24%	26%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$49.65	$41.80	$37.09	$33.26	$33.29
Investment Operations
Net Investment Income	1.338	1.272[1]	1.164	.983	.969
Net Realized and Unrealized Gain (Loss)
on Investments	9.911	7.809	4.689	3.805	(.042)
Total from Investment Operations	11.249	9.081	5.853	4.788	.927
Distributions
Dividends from Net Investment Income	(1.299)	(1.231)	(1.143)	(.958)	(.957)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.299)	(1.231)	(1.143)	(.958)	(.957)
Net Asset Value, End of Period	$59.60	$49.65	$41.80	$37.09	$33.26

Total Return	22.92%	22.05%	16.13%	14.32%	2.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$870	$611	$414	$341	$226
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.72%	2.97%	2.63%	2.86%
Portfolio Turnover Rate [2]	8%	34%	17%	24%	26%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

50

Mega Cap Value Index Fund

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $106,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

51

Mega Cap Value Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,081,556	—	—
Temporary Cash Investments	—	200	—
Futures Contracts—Assets[1]	1	—	—
Total	1,081,557	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	1	500	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $63,070,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

52

Mega Cap Value Index Fund

For tax purposes, at August 31, 2014, the fund had $5,484,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $3,399,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $7,184,000 to offset future net capital gains. Of this amount, $6,977,000 is subject to expiration on August 31, 2019. Capital losses of $207,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2014, the cost of investment securities for tax purposes was $871,929,000. Net unrealized appreciation of investment securities for tax purposes was $209,827,000, consisting of unrealized gains of $213,875,000 on securities that had risen in value since their purchase and $4,048,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $405,740,000 of investment securities and sold $259,663,000 of investment securities, other than temporary cash investments. Purchases and sales include $307,236,000 and $185,646,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	41,244	382	49,701	541
Issued in Lieu of Cash Distributions	3,640	34	2,843	32
Redeemed	(31,121)	(286)	(21,499)	(236)
Net Increase (Decrease) —Institutional Shares	13,763	130	31,045	337
ETF Shares
Issued	319,267	5,602	152,877	3,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(189,113)	(3,300)	(43,215)	(1,000)
Net Increase (Decrease)—ETF Shares	130,154	2,302	109,662	2,400

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

53

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

54

Special 2014 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	19,701
Mega Cap Growth Index Fund	17,354
Mega Cap Value Index Fund	21,088

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	99.6%
Mega Cap Growth Index Fund	96.6
Mega Cap Value Index Fund	100.0

55

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap Index Funds
Periods Ended August 31, 2014

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares
Returns Before Taxes	25.13%	16.55%	7.23%
Returns After Taxes on Distributions	24.54	16.13	6.87
Returns After Taxes on Distributions and Sale of Fund Shares	14.63	13.40	5.72
			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares
Returns Before Taxes	28.05%	17.81%	8.85%
Returns After Taxes on Distributions	27.63	17.51	8.60
Returns After Taxes on Distributions and Sale of Fund Shares	16.17	14.47	7.08

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares
Returns Before Taxes	22.92%	15.38%	5.63%
Returns After Taxes on Distributions	22.23	14.85	5.16
Returns After Taxes on Distributions and Sale of Fund Shares	13.45	12.41	4.42

56

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

57

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,089.95	$0.42
ETF Shares	1,000.00	1,089.86	0.58
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,080.43	$0.52
ETF Shares	1,000.00	1,080.35	0.58
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,097.25	$0.42
ETF Shares	1,000.00	1,097.01	0.58
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.65	0.56
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,024.70	$0.51
ETF Shares	1,000.00	1,024.65	0.56
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares; for the Mega Cap Growth Index Fund,
0.10% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value Index Fund, 0.08% for Institutional Shares and 0.11%
for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

58

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

59

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

60

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102014

Annual Report | August 31, 2014

Vanguard Extended Duration Treasury Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.13%	4.09%	20.18%	24.27%
Institutional Plus Shares	3.15	4.12	20.19	24.31
ETF Shares	3.11
Market Price				24.22
Net Asset Value				24.17
Barclays U.S. Treasury STRIPS 20–30 Year Equal
Par Bond Index				23.70
General U.S. Treasury Funds Average				7.41
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	$28.85	$34.18	$0.983	$0.371
Institutional Plus Shares	72.42	85.80	2.491	0.931
ETF Shares	95.57	113.24	3.236	1.229

1

Chairman’s Letter

Dear Shareholder,

Bonds have confounded expectations so far in 2014. The markets were anticipating that yields, which had been rising across the board toward the end of 2013, would continue to do so once the Federal Reserve began scaling back its unprecedented bond-buying program. That proved to be the case for some shorter-dated bonds, but a revival in investor demand for longer-dated securities sent their yields falling even once the Fed began pulling back on its purchases.

Because bond yields and prices move in opposite directions, the environment was very positive for bonds with the longest maturities. Institutional Shares of Vanguard Extended Duration Treasury Index Fund returned 24.27% for the 12 months ended August 31, 2014. In breaking down that result, capital return contributed more than 20 percentage points and income return was roughly 4 percentage points.

The fund slightly outpaced the 23.70% return of its benchmark, largely because of temporary differences in security pricing. The fund’s return significantly exceeded the average for its peer group, though the comparison is imperfect as many peers hold Treasuries across the maturity spectrum.

If you have been invested for a while in the Extended Duration Treasury Fund, you’ll know that large swings in performance are par for the course. For fiscal 2013, for example, when yields moved higher, the

2

fund generated a negative return almost as large as this year’s gain. These swings are to be expected from a fund that seeks to offer investors such as managers of defined benefit pension plans a portfolio of assets that closely matches the value of their long-term liabilities.

Fixed income saw solid gains both at home and abroad
The broad U.S. taxable bond market returned 5.66% for the period, rallying from the drubbing it took a year ago. Municipal bonds fared even better, returning 10.14% as greater investor appetite for tax-exempt income drove up demand and as a decline in new issues limited supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%. The European Central Bank continued its monetary easing, which included the unprecedented step of lowering a key interest rate below zero, to –0.10%, to try to avert deflation and induce banks to lend and thus fuel economic growth. The central banks of Japan and China implemented stimulus measures as well.

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Fed’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at different times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Bonds with longer maturities staged a strong rebound
In the spring of 2013, the Fed began bracing investors for a dialing back of its bond-buying program designed to speed the economy’s recovery from the Great Recession. Given the scale of the program, many investors assumed that the Fed’s cutback would hurt bond prices, which did decline through the end of 2013.

Expense Ratios

	Institutional	Institutional	ETF
	Shares	Plus Shares	Shares
Extended Duration Treasury Index Fund	0.10%	0.08%	0.12%
The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the fund’s expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares,
and 0.12% for ETF Shares.

4

The markets rarely evolve as expected, however. Yields at the long end of the curve began to ease back down as interest rates looked set to stay low for longer than the market had been anticipating. Forward guidance from the Fed reassured investors that tapering would be gradual and that short-term rates, which it has held at 0%–0.25% since late 2008, would probably remain low even after its program ended. The fragility of growth both at home and abroad also made any rise in rates soon seem less likely.

At the same time, demand picked up as a number of buyers came back to the bond market. Investors such as insurance companies and pension funds began to rebalance their portfolios out of equities and into bonds after last year’s strong run-up in the stock market. More demand also came from international buyers who saw relative value in U.S. bonds. And heightened tensions in Eastern Europe and the Middle East drove more risk-averse investors to turn to government bonds as a safe harbor for their assets.

Over the 12 months, the yield curve flattened. The 3-year Treasury note saw its yield rise 17 basis points to 0.94%. In contrast, the yield of the 10-year Treasury note fell 42 basis points to 2.34% and that of the 30-year bond dropped 64 basis points to 3.08%. (A basis point is one-hundredth of a percentage point.)

Total Returns
Inception Through August 31, 2014
Average
Annual Return
Extended Duration Treasury Index Fund Institutional Shares (Returns since inception:
11/28/2007)	9.01%
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	9.29
General U.S. Treasury Funds Average	5.25
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

6

As the Extended Duration Treasury Index Fund was invested exclusively in bonds with maturities of more than 20 years, its performance for the fiscal year moved in step with long-term yields. The fund returned about –5% for the last four months of 2013, then surged more than 30% over the first eight months of 2014.

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

Sources: Vanguard and Bloomberg.

Given the downward trajectory of long-term bond yields, the 30-day SEC yield for the fund’s Institutional Shares slipped to 3.13% as of August 31, from 3.82% a year earlier.

The fund’s track record is relatively short but promising
The fund has been around for only a relatively short period, about seven years, but so far its Institutional Shares have behaved as expected. Over the fund’s tenure, the sharp ups and downs in price returns of long-dated Treasury bonds have resulted in an average annual return of 9.01%. After taking expenses into account, that performance was roughly in line with the benchmark’s return of 9.29%. It was also well ahead of the average return for peer funds.

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2014

7

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
		Institutional
	Institutional	Plus	ETF
	Shares	Shares	Shares
Ticker Symbol	VEDTX	VEDIX	EDV
Expense Ratio[1]	0.10%	0.08%	0.12%
30-Day SEC Yield	3.13%	3.15%	3.11%

Financial Attributes

		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	69	67

Yield to Maturity
(before expenses)	3.2%	3.2%

Average Coupon	0.0%	0.0%

Average Duration	25.0 years	24.8 years

Average Effective
Maturity	25.4 years	24.9 years

Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises;
such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF
Shares.

8

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2014

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/6/2007)	Investment
	Extended Duration Treasury Index
	Fund ETF Shares Net Asset Value	24.17%	10.52%	9.31%	$18,211
	Extended Duration Treasury Index
	Fund ETF Shares Market Price	24.22	10.18	9.37	18,279
	Barclays U.S. Treasury STRIPS 20–30
••••••••	Year Equal Par Bond Index	23.70	10.77	9.70	18,651

– – – –	General U.S. Treasury Funds Average	7.41	4.92	5.37	14,219
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

9

Extended Duration Treasury Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2014

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	23.65%	10.44%	8.93%	$8,912,192
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	23.70	10.77	9.29	9,113,004
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(8/28/2013)	Investment
Extended Duration Treasury Index Fund
Institutional Plus Shares	23.69%	25.12%	$125,352,319
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	23.70	26.44	126,680,203
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2014

			Since
	One	Five	Inception
	Year	Years	(12/6/2007)
Extended Duration Treasury Index Fund ETF Shares
Market Price	24.22%	62.38%	82.79%
Extended Duration Treasury Index Fund ETF Shares
Net Asset Value	24.17	64.87	82.11
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par
Bond Index	23.70	66.80	86.51
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

10

Extended Duration Treasury Index Fund

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2014
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Shares	11/28/2007	8.47%	9.61%	3.88%	4.02%	7.90%
Fee-Adjusted Returns		7.93	9.50			7.82
Institutional Plus Shares	8/28/2013	—	—	3.92	12.15	16.07
Fee-Adjusted Returns		—	—			15.49
ETF Shares	12/6/2007
Market Price		8.63	9.33			8.24
Net Asset Value		8.36	9.58			8.20

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

11

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.1%)
U.S. Government Securities (100.1%)
United States Treasury Strip Coupon	0.000%	11/15/34	37,400	20,015
United States Treasury Strip Coupon	0.000%	2/15/35	36,330	19,263
United States Treasury Strip Coupon	0.000%	5/15/35	37,335	19,642
United States Treasury Strip Coupon	0.000%	8/15/35	37,465	19,540
United States Treasury Strip Coupon	0.000%	11/15/35	39,525	20,430
United States Treasury Strip Coupon	0.000%	2/15/36	35,225	18,072
United States Treasury Strip Coupon	0.000%	5/15/36	40,285	20,514
United States Treasury Strip Coupon	0.000%	8/15/36	34,500	17,423
United States Treasury Strip Coupon	0.000%	11/15/36	37,660	18,812
United States Treasury Strip Coupon	0.000%	2/15/37	42,760	21,230
United States Treasury Strip Coupon	0.000%	5/15/37	34,150	16,803
United States Treasury Strip Coupon	0.000%	8/15/37	35,140	17,095
United States Treasury Strip Coupon	0.000%	11/15/37	37,145	17,882
United States Treasury Strip Coupon	0.000%	2/15/38	37,300	17,782
United States Treasury Strip Coupon	0.000%	5/15/38	38,480	18,188
United States Treasury Strip Coupon	0.000%	8/15/38	37,100	17,370
United States Treasury Strip Coupon	0.000%	11/15/38	37,200	17,284
United States Treasury Strip Coupon	0.000%	2/15/39	34,500	15,886
United States Treasury Strip Coupon	0.000%	5/15/39	35,200	16,066
United States Treasury Strip Coupon	0.000%	8/15/39	37,400	16,897
United States Treasury Strip Coupon	0.000%	11/15/39	31,850	14,278
United States Treasury Strip Coupon	0.000%	2/15/40	29,500	13,093
United States Treasury Strip Coupon	0.000%	5/15/40	42,420	18,655
United States Treasury Strip Coupon	0.000%	8/15/40	35,550	15,489
United States Treasury Strip Coupon	0.000%	11/15/40	40,465	17,504
United States Treasury Strip Coupon	0.000%	2/15/41	36,650	15,696
United States Treasury Strip Coupon	0.000%	5/15/41	42,700	18,148
United States Treasury Strip Coupon	0.000%	8/15/41	34,500	14,509
United States Treasury Strip Coupon	0.000%	11/15/41	34,700	14,482
United States Treasury Strip Coupon	0.000%	2/15/42	54,680	22,607
United States Treasury Strip Coupon	0.000%	5/15/42	40,295	16,533
United States Treasury Strip Coupon	0.000%	8/15/42	45,300	18,389
United States Treasury Strip Coupon	0.000%	11/15/42	45,865	18,489
United States Treasury Strip Coupon	0.000%	2/15/43	54,855	21,895
United States Treasury Strip Coupon	0.000%	5/15/43	43,855	17,353
United States Treasury Strip Coupon	0.000%	8/15/43	40,250	15,789
United States Treasury Strip Coupon	0.000%	11/15/43	27,105	10,539

12

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	2/15/44	27,050	10,444
United States Treasury Strip Coupon	0.000%	5/15/44	50	19
United States Treasury Strip Coupon	0.000%	8/15/44	50	19
United States Treasury Strip Principal	0.000%	2/15/36	30,955	16,350
United States Treasury Strip Principal	0.000%	2/15/37	36,050	18,321
United States Treasury Strip Principal	0.000%	5/15/37	32,320	16,269
United States Treasury Strip Principal	0.000%	2/15/38	32,500	15,775
United States Treasury Strip Principal	0.000%	5/15/38	28,145	13,551
United States Treasury Strip Principal	0.000%	2/15/39	35,580	16,637
United States Treasury Strip Principal	0.000%	5/15/39	31,535	14,644
United States Treasury Strip Principal	0.000%	8/15/39	24,435	11,252
United States Treasury Strip Principal	0.000%	11/15/39	30,325	13,838
United States Treasury Strip Principal	0.000%	2/15/40	31,365	14,229
United States Treasury Strip Principal	0.000%	5/15/40	31,200	14,033
United States Treasury Strip Principal	0.000%	8/15/40	37,400	16,631
United States Treasury Strip Principal	0.000%	11/15/40	22,655	10,000
United States Treasury Strip Principal	0.000%	2/15/41	33,880	14,920
United States Treasury Strip Principal	0.000%	5/15/41	35,280	15,350
United States Treasury Strip Principal	0.000%	8/15/41	40,220	17,266
United States Treasury Strip Principal	0.000%	11/15/41	40,070	16,967
United States Treasury Strip Principal	0.000%	2/15/42	34,425	14,410
United States Treasury Strip Principal	0.000%	5/15/42	35,785	14,834
United States Treasury Strip Principal	0.000%	8/15/42	41,785	17,112
United States Treasury Strip Principal	0.000%	11/15/42	50,735	20,567
United States Treasury Strip Principal	0.000%	2/15/43	53,820	21,633
United States Treasury Strip Principal	0.000%	5/15/43	65,420	26,045
United States Treasury Strip Principal	0.000%	8/15/43	57,830	22,843
United States Treasury Strip Principal	0.000%	11/15/43	53,310	20,874
United States Treasury Strip Principal	0.000%	2/15/44	31,050	12,042
United States Treasury Strip Principal	0.000%	5/15/44	32,600	12,561
United States Treasury Strip Principal	0.000%	8/15/44	10,050	3,844
Total U.S. Government and Agency Obligations (Cost $941,019)				1,102,922

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $346)	0.113%		346,000	346
Total Investments (100.1%) (Cost $941,365)				1,103,268
Other Assets and Liabilities (-0.1%)
Other Assets				31,873
Liabilities				(32,679)
				(806)
Net Assets (100%)				1,102,462

13

Extended Duration Treasury Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	930,536
Undistributed Net Investment Income	6,549
Accumulated Net Realized Gains	3,474
Unrealized Appreciation (Depreciation)	161,903
Net Assets	1,102,462

Institutional Shares—Net Assets
Applicable to 15,478,481 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	529,061
Net Asset Value Per Share—Institutional Shares	$34.18

Institutional Plus Shares—Net Assets
Applicable to 3,779,138 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	324,266
Net Asset Value Per Share—Institutional Plus Shares	$85.80

ETF Shares—Net Assets
Applicable to 2,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	249,135
Net Asset Value Per Share—ETF Shares	$113.24

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	33,365
Total Income	33,365
Expenses
The Vanguard Group—Note B
Investment Advisory Services	83
Management and Administrative—Institutional Shares	280
Management and Administrative—Institutional Plus Shares	138
Management and Administrative—ETF Shares	148
Marketing and Distribution—Institutional Shares	92
Marketing and Distribution—Institutional Plus Shares	47
Marketing and Distribution—ETF Shares	38
Custodian Fees	11
Auditing Fees	35
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	9
Trustees’ Fees and Expenses	1
Total Expenses	882
Net Investment Income	32,483
Realized Net Gain (Loss) on Investment Securities Sold	25,182
Change in Unrealized Appreciation (Depreciation) of Investment Securities	165,532
Net Increase (Decrease) in Net Assets Resulting from Operations	223,197
1 Interest income from an affiliated company of the fund was less than $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,483	19,330
Realized Net Gain (Loss)	25,182	35,848
Change in Unrealized Appreciation (Depreciation)	165,532	(201,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	223,197	(146,573)
Distributions
Net Investment Income
Institutional Shares	(14,243)	(14,467)
Institutional Plus Shares	(9,409)	—
ETF Shares	(5,755)	(5,507)
Realized Capital Gain[1]
Institutional Shares	(5,314)	(17,505)
Institutional Plus Shares	(3,511)	—
ETF Shares	(1,598)	(6,910)
Total Distributions	(39,830)	(44,389)
Capital Share Transactions
Institutional Shares	70,804	(75,761)
Institutional Plus Shares	238,106	24,878
ETF Shares	52,609	10,289
Net Increase (Decrease) from Capital Share Transactions	361,519	(40,594)
Total Increase (Decrease)	544,886	(231,556)
Net Assets
Beginning of Period	557,576	789,132
End of Period[2]	1,102,462	557,576
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $7,603,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $6,549,000 and $3,473,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.85	$39.55	$30.19	$31.18	$30.69
Investment Operations
Net Investment Income	1.006	1.121	1.084	1.127[1]	1.173[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	5.678	(9.183)	10.162	(.948)	3.796
Total from Investment Operations	6.684	(8.062)	11.246	.179	4.969
Distributions
Dividends from Net Investment Income	(.983)	(1.148)	(1.101)	(1.101)	(1.134)
Distributions from Realized Capital Gains	(.371)	(1.490)	(.785)	(.068)	(3.345)
Total Distributions	(1.354)	(2.638)	(1.886)	(1.169)	(4.479)
Net Asset Value, End of Period	$34.18	$28.85	$39.55	$30.19	$31.18

Total Return [3]	24.27%	-21.30%	37.92%	1.33%	20.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$529	$375	$586	$409	$286
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.61%	3.17%	3.08%	4.42%	4.41%
Portfolio Turnover Rate[4]	17%	31%	47%	22%	24%
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.06, $0.03, $0.05, $0.02, and $0.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
	Year	Aug. 28,
	Ended	2013[1] to
	August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$72.42	$71.46
Investment Operations
Net Investment Income	2.542	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	14.260	.960
Total from Investment Operations	16.802	.960
Distributions
Dividends from Net Investment Income	(2.491)	—
Distributions from Realized Capital Gains	(.931)	—
Total Distributions	(3.422)	—
Net Asset Value, End of Period	$85.80	$72.42

Total Return	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$324	$25
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.63%	3.19%[3]
Portfolio Turnover Rate[4]	17%	31%
1 Inception.
2 Includes increases from purchase fees of $0.15 and $0.07.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$95.57	$131.02	$100.09	$103.39	$101.91
Investment Operations
Net Investment Income	3.311	3.695	3.566	3.723[1]	3.921[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	18.824	(30.430)	33.594	(3.168)	12.419
Total from Investment Operations	22.135	(26.735)	37.160	.555	16.340
Distributions
Dividends from Net Investment Income	(3.236)	(3.779)	(3.628)	(3.630)	(3.752)
Distributions from Realized Capital Gains	(1.229)	(4.936)	(2.602)	(.225)	(11.108)
Total Distributions	(4.465)	(8.715)	(6.230)	(3.855)	(14.860)
Net Asset Value, End of Period	$113.24	$95.57	$131.02	$100.09	$103.39

Total Return	24.17%	-21.34%	37.90%	1.33%	20.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$249	$158	$203	$120	$176
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	3.59%	3.15%	3.06%	4.40%	4.39%
Portfolio Turnover Rate[3]	17%	31%	47%	22%	24%
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.19, $0.10, $0.18, $0.07, and $0.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in capital.

20

Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $103,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,102,922	—
Temporary Cash Investments	346	—	—
Total	346	1,102,922	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $18,845,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,227,000 from accumulated net realized gains to paid-in capital.

21

Extended Duration Treasury Index Fund

For tax purposes, at August 31, 2014, the fund had $8,403,000 of ordinary income and $1,970,000 of long-term capital gains available for distribution.

At August 31, 2014, the cost of investment securities for tax purposes was $941,365,000. Net unrealized appreciation of investment securities for tax purposes was $161,903,000, consisting of unrealized gains of $163,005,000 on securities that had risen in value since their purchase and $1,102,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $617,880,000 of investment securities and sold $297,120,000 of investment securities, other than temporary cash investments. Purchases and sales include $173,562,000 and $140,924,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	97,644	3,397	125,693	3,650
Issued in Lieu of Cash Distributions	18,970	674	30,751	901
Redeemed	(45,810)	(1,581)	(232,205)	(6,381)
Net Increase (Decrease) —Institutional Shares	70,804	2,490	(75,761)	(1,830)
Institutional Plus Shares[2]
Issued[1]	236,786	3,398	24,878	348
Issued in Lieu of Cash Distributions	12,920	183	—	—
Redeemed	(11,600)	(150)	—	—
Net Increase (Decrease) —Institutional Plus Shares	238,106	3,431	24,878	348
ETF Shares
Issued[1]	193,623	2,000	82,690	750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(141,014)	(1,450)	(72,401)	(650)
Net Increase (Decrease)—ETF Shares	52,609	550	10,289	100
1 Includes purchase fees for fiscal 2014 and 2013 of $1,885,000 and $566,000, respectively (fund totals). 2 Inception was August 28, 2013.

At August 31, 2014, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $11,089,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,180.37	$0.55
Institutional Plus Shares	1,000.00	1,180.17	0.44
ETF Shares	1,000.00	1,179.94	0.66
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.70	$0.51
Institutional Plus Shares	1,000.00	1,024.80	0.41
ETF Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

27

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

28

Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital
Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to
Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connec-
tion with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond
Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Vanguard Extended Duration Treasury ETF is not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, sold, or promoted by Barclays.
Barclays makes no representation or warranty, express
Institutional Investor Services > 800-523-1036	or implied, to the owners of Vanguard Extended
Duration Treasury ETF or any member of the public
Text Telephone for People	regarding the advisability of investing in securities
With Hearing Impairment > 800-749-7273	generally or in Vanguard Extended Duration Treasury
ETF particularly or the ability of the Barclays Index to
This material may be used in conjunction	track general bond market performance. Barclays
with the offering of shares of any Vanguard	hereby expressly disclaims all warranties of
fund only if preceded or accompanied by	merchantability and fitness for a particular purpose
the fund’s current prospectus.	with respect to the Barclays Index and any data
All comparative mutual fund data are from Lipper, a	included therein. Barclays’ only relationship to
Thomson Reuters Company, or Morningstar, Inc., unless	Vanguard and Vanguard Extended Duration Treasury
otherwise noted.	ETF is the licensing of the Barclays Index, which is
determined, composed, and calculated by Barclays
You can obtain a free copy of Vanguard’s proxy voting	without regard to Vanguard or Vanguard Extended
guidelines by visiting vanguard.com/proxyreporting or by	Duration Treasury ETF. Barclays is not responsible for,
calling Vanguard at 800-662-2739. The guidelines are	and has not participated in, the determination of the
also available from the SEC’s website, sec.gov. In	timing of, prices of, or quantities of Vanguard Extended
addition, you may obtain a free report on how your fund	Duration Treasury ETF to be issued.
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2014: $562,000 Fiscal Year Ended August 31, 2013: $494,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2014: $6,605,127 Fiscal Year Ended August 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2014: $2,176,479 Fiscal Year Ended August 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2014: $316,869 Fiscal Year Ended August 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2014: $198,163 Fiscal Year Ended August 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2014: $515,032 Fiscal Year Ended August 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 22, 2014

VANGUARD WORLD FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 22, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.